UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 - December 31, 2007

Item 1: Reports to Shareholders

Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund

Royce Financial Services Fund

Royce Dividend Value Fund

Royce European
Smaller-Companies Fund

Royce Global Value Fund

Royce SMid-Cap Value Fund

ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

The Royce Funds Selection Guide

Investment Universe
For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below. Source: FactSet.)

Micro-Cap—Market Caps less than $500 million  The micro-cap segment is comprised of more than 5,400 companies with approximately $625 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion  The small-cap segment encompasses approximately 1,700 companies with a total capitalization of more than $2.0 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $10 billion  The mid-cap segment includes more than 500 companies with approximately $1.7 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity. Except in Royce SMid-Cap Value Fund, Royce focuses primarily in those mid-caps with market caps up to $5 billion.

Portfolio Approach
Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented fund may hold larger positions in a relatively limited number of securities.

Diversified A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector. A Fund invested primarily in a limited number of stocks may involve considerably more risk than investing in a less concentrated portfolio because a decline in the value of any one of these stocks would cause a Fund’s overall value to decline to a greater degree.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a Fund’s monthly returns, with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (362 funds as of 12/31/07). For Royce Technology Fund, we examine all specialty technology funds tracked by Morningstar with three years of history (85 funds as of 12/31/07). For Royce Financial Services Fund, we examine all specialty financial services funds tracked by Morningstar with three years of history (42 funds as of 12/31/07). We consider Funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

Current Portfolio Characteristics
Fund	Portfolio Composition (as of 12/31/07)			Portfolio Approach		Volatility (as of 12/31/07)
	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual		■	■		■	■

Royce Micro-Cap	■				■			■

Royce Premier		■	■	■		■

Royce Low-Priced Stock	■	■			■			■

Royce Total Return		■	■		■	■

Royce Heritage	■	■	■		■		■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■	■	■				■

Royce Value Plus	■	■	■		■			■

Royce Technology Value	■	■		■				■

Royce 100		■	■	■		■

Royce Discovery	■				■	■

Royce Financial Services	■	■	■	■		■

Royce Dividend Value		■	■	■		■

Royce European
Smaller-Companies[1]	■	■		■		—	—	—

Royce Global Value[1]		■		■		—	—	—

Royce SMid-Cap Value[1]			■	■		—	—	—

■  Indicates primary portfolio composition. ■ Indicates secondary portfolio composition.
1 Fund does not have three years of history required for calculating volatility score.

This page is not part of the 2007 Annual Report to Shareholders

This page is not part of the 2007 Annual Report to Shareholders  |  1

Performance and Expenses[1]	Through December 31, 2007

	Average Annual Total Returns					Gross Annual	Net Annual
			10-Year/Since			Operating	Operating
Fund	1-Year	5-Year	Inception (Date)			Expenses	Expenses
Pennsylvania Mutual Fund	2.75%	17.48%	12.13%			0.87	0.87

Royce Micro-Cap Fund	7.07	20.87	13.43			1.43	1.43

Royce Premier Fund[2]	12.73	19.60	13.18			1.09	1.09

Royce Low-Priced Stock Fund	2.32	16.92	14.18			1.51	1.49

Royce Total Return Fund	2.39	14.16	10.77			1.09	1.09

Royce Heritage Fund	1.20	17.53	15.28			1.47	1.47

Royce Opportunity Fund	-2.00	19.89	14.91			1.11	1.11

Royce Special Equity Fund	4.74	11.44	10.11		5/1/98	1.13	1.13

Royce Value Fund	3.77	23.48	15.83		6/14/01	1.42	1.42

Royce Value Plus Fund	3.24	26.32	20.17		6/14/01	1.40	1.40

Royce Technology Value Fund	1.93	13.36	8.38		12/31/01	2.15	1.69

Royce 100 Fund	7.34	n.a.	16.30		6/30/03	1.72	1.49

Royce Discovery Fund	-7.44	n.a.	10.09		10/3/03	3.73	1.49

Royce Financial Services Fund	-4.72	n.a.	11.31		12/31/03	3.70	1.49

Royce Dividend Value Fund	-0.02	n.a.	10.74		5/3/04	2.72	1.49

Royce European
Smaller-Companies Fund	1.44	n.a.	1.44		12/29/06	1.69	1.69

Royce Global Value Fund	14.28	n.a.	14.28		12/29/06	1.69	1.69

Royce SMid-Cap Value Fund	n.a.	n.a.	0.16	[1]	9/28/07	1.87	1.49

Russell 2000	-1.57	16.25	7.08			n.a.	n.a.

Important Performance, Expense and Risk Information
All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee (2% in the case of Royce Technology Value, European Smaller-Companies and Global Value Funds) payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 12-47, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Shares of the Fund’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Fund’s oldest Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for Royce Low-Priced Stock, 100, Discovery, Financial Services and Dividend Value Funds and 1.69% for Royce Technology Value, European Smaller-Companies and Global Value Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2016 to the extent necessary to limit total net annual operating expenses to no more than 1.99% for Royce Discovery, Financial Services and Dividend Value Funds. The Royce Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

1Not annualized.

2The Fund is currently closed to new investors.

Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended December 31, 2007 was 14.82%.

2  |  This page is not part of the 2007 Annual Report to Shareholders

Letter to Our Shareholders

Are We Bear Yet?

When the subprime mortgage implosion first became headline news in July 2007, the event was treated in some quarters as the locomotive leading a potentially long train of financial calamities. Seemingly overnight, a rash of stories broke about imminent recession, possible inflation, recurrent stagflation, contracting credit, devalued currency and declining equities. We were somewhat nonplussed by the high anxiety, not out of any sense that the subprime mess was not serious, but more because our experience in the asset management business has seen us through a variety of markets (and economies) that tested our patience, commitment and discipline. It seemed clear that the subprime crisis was all too real even before the share prices of many financial companies began to tumble in the spring and summer months. However, the market as a whole did not follow suit in earnest until November, and the substantial small-cap market correction—that is, a fall-off for the Russell 2000 of 15% or more from a previous market high—had to wait until January 4, 2008 to become a reality. What we did see in the second half of 2007 was considerable volatility. During the third quarter, the Russell 2000 saw 24 out of 63 trading days in which it moved 2.0% or more intra-day, that is, 38% of the time; in the fourth quarter there were 28 out of 64 such trading days, or 44% of the time. Even as all signs pointed toward an end to the small-cap rally that began in October 2002, the second half of 2007 was more of a wildly volatile period, not a seriously bearish one.
Long ago we accepted that we are powerless
over when or if a bear market comes. We
can only resolve to maintain our discipline
and keep scouring the small-cap market for
potential opportunity... We have always
believed that uncovering opportunity in
poor market conditions is one of the most
effective ways to build strong absolute
long-term performance.
Still, the idea that stocks were headed for a bear market was remarkably persistent in the second half of 2007. And although equity returns through the end of December remained

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For most of our portfolio managers,
the security selection process begins
with an examination of a company’s
balance sheet. As our analysis
proceeds, other important measures
quickly follow, such as a company’s
earnings history (particularly if the
firm is not posting positive earnings
at the time of our review) and its
ability to generate free cash flow.
Additional factors come into play as
well, with each of our portfolio
managers and analysts emphasizing
different metrics as they evaluate
businesses. Of course, regardless of
where the emphasis on particular
metrics falls, our managers are
looking for indicators of strong
absolute value.

One company’s financial profile may
look terrific relative to its industry
peers or to other companies in the
stock market, but that does not
necessarily make it a compelling
value. Similarly, its stock price may
be attractively low when compared
to others in the same or a similar
business or to other stocks in the
market as a whole, but that alone
will not make the stock a potential
purchase candidate. In our security
analysis process, a company must
stand or fall on its own merits.

Continued on page 6...	Letter to Our Shareholders

well shy of the bear necessity—a decline of 20% or more from the market’s previous peak—the fatalism was more than understandable. As the market crept toward the end of the year, it seemed to be just a matter of time before reality caught up with the bearish perceptions. We were not surprised, therefore, by the 15% correction from the small-cap peak on 7/13/07 that occurred on January 4th and were not too panicked by the official arrival of the small-cap bear on January 17th. In fact, few of the concerns about the market or the economy look groundless to us, even if our collective stoicism leads us to exchange worry for more work on finding attractively valued smaller companies. Long ago we accepted that we are powerless over when or if a bear market comes. We can only resolve to maintain our discipline and keep scouring the small-cap market for potential opportunity.
     In this context of pessimism, then, we find ourselves in the contrarian position of feeling fairly sanguine about the state of equities, particularly over the long term, and also confident—however guardedly—about the next three to five years. In that spirit, we would like to advance the idea that the worst of the market’s decline is behind us as of this writing. Our optimism about the next few years is based in part on the speed with which information moves. Because bad news travels so quickly, the effects hit stocks hard and fast. We believe that the market has thus worked through the bulk of the distress caused by subprime woes, the credit crunch and the prospect of recession. While we are always focused on downside risk, we are just as excited about promising long-term opportunities that we see in certain smaller stocks in the current market. We understand that no investor enjoys these periods in which so many companies seem to be struggling and returns are falling further into negative territory. At the same time, declines, corrections and even the occasional bear market are part of the price of doing business in the stock market, especially if one is in it for the long haul, as we are. And it is precisely at such risky moments that we seek opportunity as so many others are avoiding it. As the saying goes, “Pain is inevitable, but misery is optional.” We have always believed that uncovering opportunity in poor market conditions is one of the most effective ways to build strong absolute long-term performance.

Does Papa Bear Look Small?

The market leadership issue needs no reality check, being clear to all who take time to look. Large-cap stocks, as measured by the S&P 500, outperformed their small-cap counterparts, as measured by the Russell 2000, for the calendar year. The large-cap index posted a gain of 5.5% versus a loss of 1.6% for the small-cap index in 2007. The S&P 500 built its lead with three consecutive quarters of relatively higher returns between the end of March and the end of December, including the difficult second half of 2007, during which the S&P 500 fell only 1.4% while the Russell 2000 lost 7.5%. Meanwhile, the Nasdaq Composite fared best of all three indices for the calendar year, gaining 9.9%, a noteworthy absolute and relative showing. However, the Nasdaq Composite also remained 47.5% shy of its March

4 | This page is not part of the 2007 Annual Report to Shareholders

2000 high as of 12/31/07, while the Russell 2000 and S&P 500 both finished 2007 ahead of their respective March 2000 highs. The Russell 2000 also held an edge over the S&P 500 for the five- and 10-year periods ended 12/31/07, while the large-cap index outperformed for the corresponding one- and three-year periods.
     That the U.S. economy is struggling, regardless of whether one uses the ‘r-word’ to describe the struggle, helps to explain the recent relative strength of larger and more growth-oriented companies in the stock market. As volatility and economic uncertainty became more and more familiar features of the financial landscape, investors began to favor some combination of size, stability and the potential to grow quickly. In the beginning of 2006, before the current difficulties of the domestic economy, we called for a stint of large-cap leadership. At that time, our conviction was based on the less dramatic factors of cyclicality and reversion to the mean—it simply seemed to us that the small-cap rally would soon run its course and that large-cap would regain a market leadership role in an overall low-return environment for equities. As it happens, the subprime implosion was the catalyst for the reversion.
     We suspect that large-cap stocks will hang on to market leadership for a while. After a nearly five-year rally in which small-cap, especially small-cap value, dominated returns, this seems uncontroversial. However, we understand that for small-cap mutual fund investors, it may sound a bit odd for us to flatly assert that we don’t see our chosen asset class in the lead any time soon as we enter 2008. Investors can take some comfort in the following: Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

Polar Opposites

For anyone focused on the performance of the Russell 2000 Value index in 2007, it must have felt as if it was just a matter of time before the bear emerged from hibernation and grabbed hold of the market as a whole. Small-cap growth investors, on the other hand, may have reached a different conclusion about the state of the stock market. After a long period of outperforming its small-cap growth sibling—often dramatically—the small-cap value index fell behind in 2007. It was subtle at first, with the Russell 2000 Value index narrowly underperforming the Russell 2000 Growth index in the first quarter (+1.5% versus +2.5%), before falling further behind in the second (+2.3% versus +6.7%). Things grew stranger in the third quarter, when small-cap value fell 6.3% while small-cap growth eked out a marginal gain. (Historically, the Russell 2000 Value index has outperformed in most down market periods.) Finally, during the similarly volatile fourth quarter, the Russell 2000 Value index was down 7.3% versus a loss of 2.1% for the Russell 2000 Growth index, completing

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We have always believed that the
best way to pick stocks is to act as if
we were buying a business.

Another important metric in
determining a company’s absolute
value is capitalization rate, or cap
rate. Most commonly used in real
estate asset analysis, cap rate
measures the ratio between the cash
flow an asset yields and that asset’s
purchase price. Our managers
calculate cap rate in a couple of
different ways: One looks at a
company’s EBIT (earnings before
interest and taxes) divided by the
business’s enterprise value; another
uses operating income (a close
cousin of EBIT) divided by the
enterprise value. In both cases,
enterprise value is derived by taking
a company’s current market value,
subtracting cash and adding in debt.

Our use of operating income is based
on the belief that it is the purest
way of understanding normalized
income. It is similar to cash flow, but
also includes amortization and
depreciation, which is critical to us
as long-term investors. When
calculating cap rate, we have to
decide how best to compute operating
income. It is closely related to a
firm’s earnings, which helps to
explain why cap rate for us is
synonymous with earnings yield.

When a company is posting positive
earnings or is in a traditionally
cyclical business, we look back
historically in an attempt to put
together a pattern of normalized
operating income. If a business is

Continued on page 8...

Letter to Our Shareholders
its clean quarterly sweep for the calendar year, while also notching another short-term outperformance in a period of falling share prices.
     When one adjusts one’s perspective to reach beyond 2007, the picture begins to make sense. Although small-cap stocks as a whole began an impressive rally following the small-cap market trough on 10/9/02, the roots of strong performance for the Russell 2000 Value index actually reach back to the Russell 2000’s peak on 3/9/00. Although most equity indices large and small suffered dramatic declines from their respective March 2000 peaks through 10/9/02, the Russell 2000 Value index managed a cumulative gain of 2.0% during the same period. Once the wider small-cap rally

kicked off, the small-cap value index held its performance edge through the new small-cap high on 7/13/07 (see table).	INDEX PERFORMANCE IN POST-BUBBLE PERIOD Cumulative Total Returns During Small-Cap Decline and Subsequent Rally

		3/9/00-10/9/02	10/9/02-7/13/07

	Russell 2000	-44.1%	177.1%

	Russell 2000 Value	2.0	183.9

	Russell 2000 Growth	-68.4	169.7

	S&P 500	-42.6	117.9

	Nasdaq Composite	-77.9	143.0

     Our belief in cyclicality and reversion to the mean permeates the way that we view all market categories, so the Russell 2000 Value index’s underperformance in 2007 was hardly a shock, especially since we had seen a fair amount of promising opportunities in small-cap growth stocks in the years prior to 2007. Current anxieties seem to have led as many investors into growth stocks—ample liquidity and the potential for growth in a depressed economy are a seductive combination—as they have into large-cap stocks. However, the Russell 2000 Value index held on to its long-term advantage, beating the Russell 2000 Growth index for the 10-, 15-, 20- and 25-year periods ended 12/31/07.

Bear with Us

Ten years ago, discussing The Royce Funds’ performance was a relatively simple matter. We managed seven open-end portfolios. Each featured the name of Chuck Royce at the helm, many with the assistance of Whitney George. With the arrival of talented veteran portfolio managers Buzz Zaino and Charlie Dreifus early in 1998, and the ever-expanding roles of a newer generation of analysts and portfolio managers who began to join us in the late ’90s, we have grown into a diverse group of portfolio managers who share a common disciplined approach.

     The introduction of two sector funds, two international portfolios and, most recently, two SMid-cap products has added more spice, as it were, to the mix. This can be seen clearly in the calendar-year (as well as market cycle) performances for The Royce Funds in this Annual Review and Report. We were pleased that of the 15 portfolios with a year or more of history that use the Russell 2000 as their benchmark, 12 outpaced the small-cap index in 2007. What struck us as most compelling, however, was the wide range of the

6 | This page is not part of the 2007 Annual Report to Shareholders

Funds’ calendar-year performances (see chart below). Finally, each of those seven Funds with more than 10 years of history outperformed the Russell 2000 for the 10-year period ended 12/31/07.

     Two thousand seven was a difficult year, at least in its second half. Owing to our belief that down market performance is a key indicator of a portfolio’s strength, we were generally satisfied with the year’s results. Our confidence as we look forward is also high, as we are now seeing plentiful opportunities in both the domestic and international markets. We’ve been involved in overseas investing to one degree or another for many years. American companies with substantial global business have also been included in several portfolios for just as long, so a more global outlook is not really new for us. The most important lesson we learned from buying non-U.S. companies over the years is that a good business looks the same in Italy or England as it does here in the States. The business models and metrics are similar, and today nearly all publicly traded companies publish their relevant information in English. As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents the best of two worlds—a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.

Bearing Down

Having said that, we understand that the issues facing small-cap investors in the current market are difficult. Economic uncertainty is pervasive. People continue to hold their breath, nervously waiting to see if the Federal Reserve Board’s moves might stave off a recession, or if a slowdown is already a forgone conclusion, as some economists are suggesting. More pertinently, many investors fear that small-caps will continue to lag if and when recession becomes a reality.

As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents the best of two worlds—a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.

This page is not part of the 2007 Annual Report to Shareholders | 7

experiencing earnings trouble, we
look back in an effort to project
what its normalized operating
income may be over the next year.
The result of these efforts allows us
to come up with a figure that
reflects a longer-term measure than
the operating income line that is
found on a company’s income
statement. This in turn provides us
with a cap rate estimate that’s also
in line with our long-term investment
horizon of two to five years.

Generally, the higher the cap rate,
the lower the valuation risk, which is
why we seek cap rates beginning in
the double digits. Conversely, cap
rates in the mid-single digits or
lower mean that we generally will
look elsewhere. They represent little
more return potential than owning
risk-free U.S. treasuries, and we
expect more compensation for taking
the risk of equity ownership. A high
cap rate is ultimately important
because it offers us more potential
upside, i.e., a more attractive risk reward
scenario, and that is critical in
our search for strong absolute value.

Letter to Our Shareholders

     Our view is that both the severity and span of a recession are likely to be fairly benign. More importantly, the reasoning behind our confidence in the long-term prospects for stocks, particularly smaller companies, has to do with the extremity of the sell-off that began in 2007’s second half and picked up steam in January 2008, which showed many equity investors behaving as if the recession were already well under way. Still, with the likelihood of recession strong (regardless of how bad one thinks it may be), we thought it would be useful to look at the performance of smaller companies in recent periods of economic slowdown. Looking at the four recessions that have occurred since the Russell 2000’s inception in 1979 shows two interesting trends: First, the performance records for small- and large-cap stocks are mixed, most likely because shifts in equity returns began prior to the official recognition of each recession’s start. Second, the recessions have in general been short-lived (see the table below).

SMALL-CAP VERSUS LARGE-CAP PERFORMANCE DURING RECESSIONS
Cumulative Total Returns During Small-Cap Decline and Subsequent Rally

Recession Begin Date	Recession End Date	Length in Months	S&P 500	Russell 2000
1/31/80	7/31/80	6	9.6%	7.5%

7/31/81	11/30/82	16	14.2	14.8

7/31/90	3/31/91	8	8.0	7.7

3/31/01	11/30/01	8	-0.9	3.2

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“Exit, Pursued by a Bear”

What, then, does all of this portend for small-cap investors? Within our selection universe, it seems reasonable to expect growth to provide near-term outperformance. However, over longer-term periods, we believe that value will eventually resume its historical dominance. The Russell 2000 Value index outperformed the Russell 2000 Growth index more than 93% of the time when viewed over five-year time horizons through 12/31/07. In any case, we populate our portfolios with what we deem to be attractively priced companies drawn from the entire asset class—regardless of whether they are classified as value or growth. Of greater significance to us—since we do not attach ‘value’ or ‘growth’ labels to the stocks that we own—is the idea that smaller companies retain two unique features: historical outperformance during normal- and low-return periods for equities and a more broad-based acceptance by all types of investors, something that was not the case at the beginning of this decade.
     Down markets and recessions are each as inevitable as they are unpleasant. They are also finite. We think that the fourth quarter of 2007 and the events of January 2008 represented an overreaction to a slowdown in consumer spending and the economy as a whole. The market, in other words, has in many ways already responded to the recession—and in our view has overestimated its severity—which is why we suspect that equity returns should improve before the economy does. In the meantime, we are looking ahead and seeing opportunities that look very promising to us. Several discrete areas of our marketplace look attractively oversold in our eyes, so we are working to capture what we see as compelling values today in the hopes of a profitable long-term experience in the years to come.
Of great significance to us is the idea that
that smaller companies retain two unique
features: historical outperformance during
normal- and low-return periods for equities
and a more broad-based acceptance by all
types of investors, something that was not
the case at the beginning of this decade.
Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2008

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Fund Focus

100 By Ones

Although each of our portfolios is distinctive, all use some variation on a disciplined value approach, giving each of our Funds certain significant resemblances to one another. We work in the vast and diverse universe of smaller companies, primarily those with market caps up to $2.5 billion—7,100 companies as of 12/31/07 according to FactSet. This sizeable universe (approximately $2.6 trillion in total market cap), along with our broadening efforts in international investing, afford us the opportunity to manage several portfolios with time-tested methods for finding what we believe are undervalued stocks. The significant changes that we have been watching in the small-cap market over the last 15 years have also had a critical impact on our thinking about the construction of the portfolios that we manage. We first responded to these changes by choosing to more broadly diversify our holdings in micro-cap companies—those with market caps less than $500 million—while holding larger positions in a more limited number of small-cap companies, those with market caps between $500 million and $2.5 billion.
     Over the course of the current decade, we began to be more flexible with this model. When we introduced Royce 100 Fund in June 2003, its strategy represented an evolution of the idea that we first implemented in Royce Premier Fund. Premier was the first Royce portfolio explicitly constructed to hold a limited number of positions; it has generally held no more than 60 positions since its inception in December 1991. With Royce 100 Fund, we somewhat expanded the idea of a limited portfolio while also allowing for a broader selection universe. Our confidence bolstered by more than a decade’s worth of strong returns, we thought by 2003 that a portfolio similar to Premier could work with both small- and micro-cap stocks, provided that it held more than the 50-60 positions that we typically hold in Premier.
     At the time of Royce 100 Fund’s inception, our experience with micro-caps in Pennsylvania Mutual, Royce Micro-Cap and other Funds showed us that the kind of pristine financial characteristics that we seek—strong balance sheets, high internal rates of return and excellent prospects for growth—could be found among micro-caps, even if those companies’ diminutive size often makes them more inherently volatile than investments in companies with similarly attractive profiles in other capitalization ranges. We continue to believe that the relatively more established businesses drawn from the upper tier of the small-cap universe can help to mitigate the risks of adding a limited number of micro-cap companies, particularly if those micro-caps have also passed our most rigorous tests for company quality.
     In 2006, we began to make room in Royce 100 Fund’s portfolio for those mid-cap companies with market caps between $2.5 billion and $5 billion. We also increased the Fund’s ability to invest in foreign securities from 10% to 25% in 2007. So while the Fund’s selection parameters have evolved, its preference for what we judge to be high-quality stocks has remained the same. We believe that its performance in long-term periods and volatility scores over the past three years (shown below) bear this out, making the Fund a solid choice for an investor looking for access to a large portion of the smaller-stock universe with an approach that places a premium on company quality.

ROH vs Russell 2000: Performance and Volatility Comparison						Through December 31, 2007

	AVERAGE ANNUAL TOTAL RETURNS					VOLATILITY SCORES
						For the 3-Year Period

			Since Inception	Gross Annual	Net Annual		Standard
	One-Year	Five-Year	(6/30/03)	Operating Expenses	Operating Expenses	Beta	Deviation
Royce 100 Fund	7.34%	11.93%	16.30%	1.72	1.49	1.27	12.09

Russell 2000	-1.57	6.80	13.95	n/a	n/a	1.45	13.73

Important Information on Performance Expenses and Risk
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 to the extent necessary to limit net annual operating expenses to no more than 1.49% for Royce 100 Fund’s Service Class. Performance, risk and expense information represents Service Class results. Please see page 132 for additional important information on performance and volatility, including definitions of the Russell 2000, standard deviation and beta.

The Fund invests primarily in a limited number of stocks which may involve considerably more risk than a less concentrated portfolio because a decline in the value of these stocks would cause the Fund’s overall value to decline to a greater degree. The Fund invests primarily in micro-, small- and mid-cap stocks which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus). The Fund may invest up to 25% of its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus).

10 | This page is not part of the 2007 Annual Report to Shareholders

The Royce Funds 2007 Annual Report to Shareholders | 11

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Pennsylvania Mutual Fund

Manager’s Discussion
On the strength of its strong opening six months, our flagship, Pennsylvania Mutual Fund (PMF), survived the tumult of 2007’s second half to finish the calendar year in positive territory. The Fund gained 2.8% in 2007, versus a loss of 1.6% for its small-cap benchmark, the Russell 2000. PMF’s results were attractive mostly, though not exclusively, on a relative basis, both versus the Fund’s benchmark index and in the context of the highly volatile down market that spanned the year’s last six months. Ultimately, we were pleased with performance in 2007. The Fund’s second-half woes were mostly in sync with the larger small-cap market in that the damage was done in July and November, months in which PMF suffered respective declines of 5.1% and 6.3%, compared to the Russell 2000’s respective losses of 6.8% and 7.2%. The Fund’s advantage over the benchmark in the second half (-6.6% versus -7.5%) was in line with our efforts to construct a portfolio that survives adversity effectively, as was its narrow outperformance of the Russell 2000 from the small-cap peak on 7/13/07 through 12/31/07 (-9.2% versus -9.9%).
     Of course, the Fund’s performance over full market cycles and other long-term periods remains the acid test for determining its true strength. We were even more pleased, then, that PMF both maintained its longstanding record of strong absolute performance and held a more recently gained relative edge during the more bullish of these time periods. From the previous small-cap market peak on 3/9/00 through 12/31/07, PMF gained 178.9% versus a 39.5% return for the Russell 2000. The Fund also kept a lead over its benchmark during the mostly positive period from 10/9/02 through 12/31/07, up 158.4% versus 149.5% for the small-cap index. These strong market cycle results were a critical component of PMF’s outperformance of the Russell 2000 during calendar-based periods. The Fund outperformed the small-cap index for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/07. PMF’s average annual total return for the 30-year period ended 12/31/07 was 14.8%, a long-term result that gives us great pride.

July-Dec 2007*			-6.61%

One-Year			2.75

Three-Year			9.88

Five-Year			17.48

10-Year			12.13

20-Year			12.96

25-Year			13.50

30-Year			14.82

ANNUAL EXPENSE RATIO

Operating Expenses			0.87%

* Not annualized.

     Though only three of the Fund’s 10 equity sectors finished the year with net losses on a dollar basis, the remaining seven that were in the black all saw their net gains recede in the second half. That not only gives an idea of how difficult things became between July and the end of December, but also shows how resilient many of the Fund’s holdings were as they

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	PMF	Year	PMF	Woodward Governor	$24,387,453

2007	2.8%	1998	4.2%	Florida Rock Industries	21,558,376

2006	14.8	1997	25.0	IPSCO	20,410,232

2005	12.5	1996	12.8	Perrigo Company	19,774,604

2004	20.2	1995	18.7	Chaparral Steel	17,762,651

2003	40.3	1994	-0.7	*Includes dividends

2002	-9.2	1993	11.3
Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

2001	18.4	1992	16.2

2000	18.4	1991	31.8

1999	6.0	1990	-11.5

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.6%

Woodward Governor			1.0

Ritchie Bros. Auctioneers			1.0

SEI Investments			0.9

Copart			0.9

Lincoln Electric Holdings			0.9

Rofin-Sinar Technologies			0.8

Agnico-Eagle Mines			0.8

Ensign Energy Services			0.8

Perrigo Company			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			17.5%

Technology			15.4

Natural Resources			13.2

Industrial Services			11.5

Financial Services			8.7

Financial Intermediaries			8.5

Health			7.0

Consumer Services			5.2

Consumer Products			5.2

Miscellaneous			4.7

Cash and Cash Equivalents			3.1

12  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

managed to hold a share of their first-half net gains during a time when so many other small-cap stocks were capitulating to the downward trend. For the calendar year, dollar-based net gains in the Industrial Products sector more than quadrupled those of the Fund’s next-best performing sector, Technology. Two of the sector’s industries—the metal fabrication and distribution group and the machinery industry—posted net gains that were higher than any of the Fund’s other sectors.

     As was the case in first half, four of the five names on the “Good Ideas That Worked” list belonged to Industrial Products. In addition to construction aggregates business Florida Rock Industries, a stock that we owned continuously since 1986 before its acquisition led us to sell our stake in May 2007, we also had success with Canadian steel production and fabrication company IPSCO, itself the target of an acquisition that resulted in us selling our shares between March and July. In September, Chaparral Steel was also taken over by a larger competitor, so we sold our remaining position that same month. But not every strong performer was bought out. Long-time holding aircraft and industrial parts maker Woodward Governor saw its stock price rise through much of 2007, buoyed perhaps by its steady earnings growth and low debt.

     Although most of the attention was focused on the falling stock prices of financial and housing-related stocks, small-caps in the consumer area also suffered. After posting some of the Fund’s most modest net gains in the first half, the Consumer Services and Products sectors found themselves more deeply in the red than any of the Fund’s other sectors by the end of the year. Athletic and casual footwear maker K-Swiss boasts a pristine balance sheet and a long history of
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization*		$1,383 million

			Weighted Average P/E Ratio**		16.3x*

			Weighted Average P/B Ratio		2.2x

			Weighted Average Portfolio Yield		1.0%

			Fund Net Assets		$4,378 million

			Turnover Rate		43%

		profitable growth. While remaining positive, the firm’s earnings suffered somewhat in 2007 amidst tough times for its industry. We held a good-sized stake at year’s end. Elsewhere in the portfolio, we used the second-half freefall of MoneyGram International’s stock price to build a large position. The firm’s solid growth and attractive niche position in money transfer services initially drew our attention. In the consumer, financial and other areas, widespread declines through much of the second half gave us the chance to purchase what we deemed potentially promising long-term opportunities.	Number of Holdings		566
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
			Symbol
			Investment Class		PENNX
K-Swiss Cl. A	$12,587,732		Service Class		RYPFX
			Consultant Class		RYPCX
MoneyGram International	12,445,593		R Class		RPMRX

Westwood One	11,709,095		*Geometrically calculated
			**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/07).
BearingPoint	11,486,835

Westlake Chemical	10,623,449

*Net of dividends			MORNINGSTAR STATISTICAL MEASURES*

				PMF	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	1.11	0.91	1.05

			Standard Deviation	12.47	13.59	12.58

			Beta	1.19	1.31	1.22

			*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

			RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			PMF	17.48%	12.47	1.40

			Russell 2000	16.25	14.44	1.13

			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  13

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Royce Micro-Cap Fund

Managers’ Discussion
While micro-cap stocks in general endured a miserable 2007, you wouldn’t be able to tell from the calendar-year performance of Royce Micro-Cap Fund (RMC), which re-opened to all investors on 1/14/08. The Fund’s diversified portfolio of micro-cap companies finished the year with terrific results on both an absolute and relative basis. RMC gained 7.1% in 2007, versus a decline of 1.6% for its small-cap benchmark, the Russell 2000, and a loss of 8.0% for the Russell Microcap Index. A strong first half (+10.1%) certainly helped the Fund to post such a notable absolute and relative return for the year, but losing less when market volatility and falling share prices first arrived in July was an equally significant factor. RMC was down 2.8% between July and December, while during the same period the Russell 2000 was down 7.5% and the Russell Microcap Index lost 11.8%. The Fund also fell 4.9% from the small-cap peak on 7/13/07 through 12/31/07, a period in which the Fund’s benchmark was off 9.9% and the Russell Microcap Index declined 13.3%.
     What matters most to us are the Fund’s showings over market cycle and other long-term performance periods. From the previous small-cap market peak on 3/9/00 through 12/31/07, RMC gained 182.7% versus a gain of 39.5% for the Russell 2000. (Data for the Russell Microcap Index only goes back to 2002.) During the generally more positive period from the small-cap market trough on 10/9/02 through 12/31/07, the Fund was up an impressive 205.7%, while the Russell 2000 gained 149.5% and the Russell Microcap Index was up 145.6%. In addition, RMC outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 12/31/07. The Fund’s average annual total return since inception was 15.5%.

July-Dec 2007*			-2.79%

One-Year			7.07

Three-Year			13.45

Five-Year			20.87

10-Year			13.43

15-Year			14.63

Since Inception (12/31/91)			15.50

ANNUAL EXPENSE RATIO

Operating Expenses			1.43%

* Not annualized.

      During the first half of 2007, we noted a performance disparity within the micro-cap sector, which helped the Fund’s performance. In general, higher returns came from larger, more established micro-cap companies. As the credit crunch reared its head in the second half, those micro-caps with better creditworthiness drew favor from investors. This development also benefited calendar-year results. It seemed clear to us by the end of 2007 that our preference for conservatively capitalized, quality micro-cap businesses was a sound strategy, both in an absolute sense and in the context of a market that bestowed little favor on micro-cap stocks. We also benefited by having little to no

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	RMC	Year	RMC	OneSource Services	$10,260,759

2007	7.1%	1999	13.7%	Peerless Manufacturing	7,181,480

2006	22.3	1998	-3.3	Dynamic Materials	6,068,785

2005	11.5	1997	24.7	Tesco Corporation	5,927,727

2004	15.8	1996	15.5	Nextest Systems	5,182,570

2003	52.6	1995	19.1	*Includes dividends

2002	-13.4	1994	3.6
Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

2001	23.1	1993	23.7

2000	16.7	1992	29.4

TOP 10 POSITIONS % of Net Assets

Exponent			1.3%

Bronco Drilling			1.3

Olympic Steel			1.2

TTM Technologies			1.1

Canadian Western Bank			1.1

Peerless Manufacturing			1.1

LECG Corporation			1.1

Bruker BioSciences			1.1

Endeavour Mining Capital			1.0

Dynamic Materials			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			16.8%

Technology			17.6

Industrial Services			13.5

Industrial Products			10.5

Health			10.3

Financial Intermediaries			6.7

Consumer Products			4.3

Consumer Services			3.9

Financial Services			3.0

Miscellaneous			2.4

Cash and Cash Equivalents			11.0

14  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

exposure to financial and real estate companies and only modest exposure to consumer businesses that suffered most during 2007.
      That modest exposure could not prevent Consumer Services from posting the most significant net dollar-based losses in the portfolio during 2007. The bulk of sector’s declines came from retail stores. We built up our position in women’s clothing store operator Cache during the second quarter as its price slumped amidst poor sales and depressed earnings, in the hope that this well-run, conservatively capitalized retailer would rebound. Elsewhere in the portfolio, Gammon Gold underwent a change in management (that we liked) and had some issues with its Mexican mining operations that included sluggish production. Lower-than-expected production at this early stage producer seemed to keep investors away in 2007. We reduced our stake during March and April but were otherwise content to wait for operational improvements. We felt far less certain about the long-term prospects for Edge Petroleum, which we sold off in October after its own production woes discouraged us enough to take our losses and move on. Investment banker Cowen Group suffered a sharply declining stock price in the second half, which prompted us to initiate a position in July and build it through the end of December. It’s a company with low debt in a business that we think we know well.
      The Fund’s best-performing sectors on a dollar basis were areas in which we have historically found both value and quality—Industrial Products, Natural Resources and Industrial Services. Two Industrial Products holdings were notable for their strong second halves. Peerless Manufacturing makes filtration and air pollution abatement products. Growing
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization*		$306 million

			Weighted Average P/E Ratio**		14.6x

			Weighted Average P/B Ratio		2.0x

			Weighted Average Portfolio Yield		0.9%

			Fund Net Assets		$924 million

			Turnover Rate		49%

		earnings in a more environmentally conscious world seemed to draw investors to the stock. We trimmed our position in September. Earnings strength was also critical to the explosive results for Dynamic Materials, a firm that makes explosion-welded clad plates and provides welding services primarily for the energy industry. Several holdings in the precious metals and mining industry, found in the Natural Resources sector, also posted terrific results in 2007. Finally, cleaning and maintenance services business OneSource Services was acquired in November at a substantial premium.	Number of Holdings		208
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
			Symbol
			Investment Class		RYOTX
Cache	$5,228,070		Service Class		RMCFX
			Consultant Class		RYMCX
Gammon Gold	4,156,336
			*Geometrically calculated
Edge Petroleum	4,061,338
			**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 12/31/07).
NetList	3,896,715

Cowen Group	3,538,593

*Net of dividends			MORNINGSTAR STATISTICAL MEASURES*

				RMC	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	1.17	0.97	1.09

			Standard Deviation	14.52	15.33	13.53

			Beta	1.28	1.44	1.28

*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 21 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

			RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RMC	2.87%	14.52	1.44

			Russell 2000	16.25	14.44	1.13

			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Royce Premier Fund

Managers’ Discussion
Perhaps someone forgot to tell several holdings in Royce Premier Fund’s (RPR) limited portfolio of smaller companies that stock prices were on the decline toward the end of 2007. The Fund was up an impressive 12.7% in 2007, substantially ahead of the 1.6% loss for its small-cap benchmark, the Russell 2000. Premier benefited not only from a strong first half of 2007, but also from a second half in which it held on to much of those earlier gains. Premier was down 1.6% in the second half, while its benchmark was down 7.5%. In addition, the Fund was down 4.7% from the small-cap peak on 7/13/07 through the end of December, a period in which the Russell 2000 lost 9.9%. Negative returns, even over short-term periods, are never pleasant. However, losing less than the benchmark and—more important—preserving the lion’s share of the Fund’s first-half gains were well in line with what we expect from the Fund during down markets.
     Both its strong first half and more limited losses in the second half helped the Fund to maintain a relative performance edge over the Russell 2000 and to post strong absolute results over two longer-term market cycle periods. Premier was up 184.1% from the previous small-cap peak on 3/9/00 through 12/31/07, a gain that more than quadrupled the Russell 2000’s 39.5% return for the same period. During the more bullish span from the small-cap market trough on 10/9/02 through 12/31/07, the Fund gained 186.6% versus 149.5% for the small-cap index. One reason that we emphasize these market cycle performances is because they parallel our long-term investment horizon for the stocks that we own. Another is that they played a critical role in the Fund’s strong absolute and relative returns over other long-term periods. Premier outperformed the Russell 2000 for the one-, three-, five, 10-, 15- year and since inception (12/31/91) periods ended 12/31/07. The Fund’s average annual total return since inception was 14.0%.

July-Dec 2007*			-1.59%

One-Year			12.73

Three-Year			12.82

Five-Year			19.60

10-Year			13.18

15-Year			13.84

Since Inception (12/31/91)			13.96

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

* Not annualized.

      We were very pleased to have eluded some of the more severe pitfalls that befell so many smaller stocks in 2007’s second half, and those that hurt financial stocks in every asset class in the same period. Our investments in financial businesses that mostly escaped subprime mortgage loans certainly helped. Indeed, the Fund’s two financial sectors—spurred by the success of holdings TSX Group and Interactive Data—were able to build on their respective dollar-based net gains between July and December.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	RPR	Year	RPR	IPSCO	$104,035,299

2007	12.7%	1999	11.5%	Florida Rock Industries	69,786,446

2006	8.8	1998	6.7	Perrigo Company	67,418,697

2005	17.1	1997	18.4	Fossil	64,053,460

2004	22.8	1996	18.1	Woodward Governor	55,117,568

2003	38.7	1995	17.8	*Includes dividends

2002	-7.8	1994	3.3
Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

2001	9.6	1993	19.0

2000	17.1	1992	15.8

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			4.1%

Ritchie Bros. Auctioneers			3.1

Perrigo Company			2.8

Woodward Governor			2.7

Silver Standard Resources			2.7

Pan American Silver			2.7

Unit Corporation			2.6

Thor Industries			2.6

Alleghany Corporation			2.6

Reliance Steel & Aluminum			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			20.4%

Natural Resources			16.3

Technology			13.2

Financial Intermediaries			11.1

Consumer Products			10.9

Industrial Services			6.2

Health			6.1

Financial Services			2.8

Consumer Services			0.4

Miscellaneous			1.1

Cash and Cash Equivalents			11.5

16  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

     In fact, the portfolio’s most troublesome places at the end of 2007 were the consumer sectors. Both Consumer Products and Consumer Services had first-half net gains evaporate in the second-half downdraft. Still, our belief is that many of these holdings would be in a position to recover once the economy regains strength. Thus, our take on footwear and apparel maker Timberland Company remained positive at year end. We still liked its balance sheet and well-managed brand. We also thought it held up admirably in a first half that saw some executives shuffled, a troublesome European tariff on Asian-produced shoes and a sluggish period for retail in general. During a second half that was even tougher for retail stocks, its business continued to struggle and its share price suffered further declines. We were content to hold a good-sized stake as the year ended. Outside the consumer sectors, we added to our position in Westlake Chemical throughout the year as its stock price was falling. The two housing-related markets for this specialty chemical maker slumped, but we thought its solid balance sheet and positive growth remained formidable attributes.
     The shift to quality that helped to make the first half so pleasant did not entirely wither away when increased volatility and slipping stock prices began to make many investors skittish. Three of the Fund’s larger positions—drug maker Perrigo, watch and accessories company Fossil and engine component supplier Woodward Governor—all showed impressive second-half strength, all the more notable considering the market conditions during that time. The Industrial Products sector finished 2007 with dollar-based net gains
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization*		$2,123 million

		Weighted Average P/E Ratio**		16.5x

		Weighted Average P/B Ratio		2.5x

		Weighted Average Portfolio Yield		1.0%

		Fund Net Assets		$4,783 million

		Turnover Rate		21%

more than double those of every other portfolio sector. The Fund’s top two gainers on a dollar basis came from that sector and each was a takeover target. We have owned construction aggregates producer Florida Rock Industries in the portfolio since 1994, where it has been a reliably positive performer in a traditional cyclical business. In February, a larger company in a similar business made a buyout offer at a 46% premium. We sold the last of our shares in April. Several companies were looking at Canadian steel production and fabrication business IPSCO early in 2007, with a Swedish firm finally sealing the deal in May. We sold the last of our shares in July.
		Number of Holdings		57
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
		Symbol
		Investment Class		RYPRX
Timberland Company Cl. A	$38,775,740	Service Class		RPFFX
		Consultant Class		RPRCX
Westlake Chemical	28,907,952	Institutional Class		RPFIX
		W Class		RPRWX
Arkansas Best	28,012,994	R Class		RPRRX

Charming Shoppes	25,790,750	*Geometrically calculated
		**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/07).
Knight Capital Group Cl. A	24,478,961

*Net of dividends		MORNINGSTAR STATISTICAL MEASURES*

			RPR	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	1.28	0.91	1.05

		Standard Deviation	12.14	13.59	12.58

		Beta	1.12	1.31	1.22

		*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (lowest expense class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RPR	19.60%	12.14	1.61

		Russell 2000	16.25	14.44	1.13

		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  17

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Royce Low–Priced Stock Fund

Manager’s Discussion
While the prices of many smaller companies were falling lower and lower in the second half of 2007, certain holdings in the diversified portfolio of Royce Low-Priced Stock Fund (RLP) held enough of their value to give the Fund a positive return for the calendar year. RLP, which re-opened to all investors on 1/14/08, gained 2.3% in 2007, outperforming its small-cap benchmark, the Russell 2000, which was lost 1.6% for the same period. A strong first half, in which the Fund was up 10.0%, combined with a second half that saw RLP lose less than its benchmark (-7.0% versus -7.5%). On the whole, then, we were pleased with the portfolio’s performance for the year, and drew as much satisfaction from the Fund’s relative advantage during the second half as we did from its positive result between January and June. A critical element in building strong long-term returns is the ability to preserve value when share prices in the small-cap market head south, as many did between July and December.
     The measure of our success remains producing strong absolute and relative returns over long-term market cycle periods. From the previous small-cap market peak on 3/9/00 through 12/31/07, RLP gained 169.7% versus 39.5% for the Russell 2000. In addition, the Fund kept its performance advantage over its benchmark from the small-cap market trough on 10/9/02 through 12/31/07, gaining 165.2% versus 149.5% for the small-cap index. Both these results and calendar-based performance periods gave us more than a little satisfaction. RLP outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 12/31/07. The Fund’s average annual total return since inception was 14.9%.

July-Dec 2007*			-6.97%

One-Year			2.32

Three-Year			10.11

Five-Year			16.92

10-Year			14.18

Since Inception (12/15/93)			14.85

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.51%

Net Operating Expenses			1.49

* Not annualized.

      The Fund’s worst net losses on a dollar basis came from the Consumer Services sector and were led by the retail stores industry, which in general suffered from slow business and consequent investor avoidance. We first bought shares of plus-size women’s clothing retail store operator Charming Shoppes in RLP’s portfolio back in 1994 and have owned shares continuously since 1996. We doubled up on our position in 2007, confident that this well-run, historically successful store operator could stage a turnaround. We lacked a similar level of confidence in clothing retailer The Finish Line and sold our shares between June and October, after the firm announced the acquisition of a competitor.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	RLP	Year	RLP	IPSCO	$49,095,790

2007	2.3%	2000	24.0%	Perrigo Company	38,184,947

2006	19.0	1999	29.8	Fossil	35,356,043

2005	9.7	1998	2.4	Silvercorp Metals	34,334,109

2004	13.6	1997	19.5	Dendreon Corporation	30,152,247

2003	44.0	1996	22.8	*Includes dividends

2002	-16.3	1995	22.5
Important Performance and Expense Information
All performance information in this Report reflects past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RLP reflects Service Class results. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Low-Priced Stock Fund.

2001	25.1	1994	3.0

TOP 10 POSITIONS % of Net Assets

Agnico-Eagle Mines			2.0%

Pan American Silver			2.0

Trican Well Service			1.8

Foundry Networks			1.8

Silver Standard Resources			1.8

Ensign Energy Services			1.7

Fossil			1.6

Metal Management			1.6

Tesco Corporation			1.6

Perot Systems Cl. A			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			26.4%

Technology			19.3

Industrial Services			9.3

Health			9.2

Consumer Products			7.2

Industrial Products			6.9

Financial Intermediaries			6.1

Consumer Services			3.1

Financial Services			1.0

Miscellaneous			1.7

Cash and Cash Equivalents			9.8

18  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

      In the otherwise highly profitable precious metals and mining industry—part of the Fund’s top-performing Natural Resources sector—Gammon Gold suffered as operational glitches and lower-than-expected production from its Mexican mine drove investors away, though we thought that its operations would improve, especially with newer management on board. We built our position through the year and were especially active between May and December. Commodity prices of precious metals were mostly flat for much of 2006 and into the summer of 2007. The production and extraction costs of mining were also steadily increasing during this period. However, growing global demand for hard assets finally helped commodity prices to rise to a point where more investors began to be attracted to the industry. In addition, concerns about inflation created greater commodity demand. Finally, merger and acquisition activity, as well as consolidation, showed no signs of slowing down at the end of December. For all of these reasons, we remained confident in the ongoing prospects for the industry as the year drew to a close.
      The Industrial Products sector also posted impressive net gains on a dollar basis. The sector’s top performer was Canadian steel production and fabrication company IPSCO, a well-managed company with terrific fundamentals, including a strong earnings history and high returns on capital. It has made more than a few appearances on the Fund’s “Good Ideas That Worked” list. Its consistent strength as a business and a stock made it a highly attractive object of several larger firms looking for potential acquisitions, with Swedish business SSAB finally closing the deal in this past May. We began to sell our stake in March and sold the last
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization*		$1,031 million

		Weighted Average P/E Ratio**		17.0x

		Weighted Average P/B Ratio		2.1x

		Weighted Average Portfolio Yield		0.7%

		Fund Net Assets		$4,236 million

		Turnover Rate		30%

lots in July. Fortuitously timed selling helped us enjoy a profitable experience with Dendreon Corporation. The share price of this cancer treatment drug maker more than doubled in late March, when a promising vaccine for prostate cancer won key support. The sudden dramatic increase had us selling most of our stake, a move that proved wise when the efficacy of the treatment was questioned in April. By May, its share price had come back to earth, but not before we realized some strong net gains. We also sold shares into the rising price of old favorite Perrigo, a maker of store-brand over-the-counter and prescription drugs that we have owned in RLP’s portfolio since 2000.
		Number of Holdings		197
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
		Symbol
		Investment Class		RLPHX
Gammon Gold	$27,471,114	Service Class		RYLPX
		Institutional Class		RLPIX
Charming Shoppes	26,692,257	R Class		RLPRX

Knight Capital Group Cl. A	21,909,050	*Geometrically calculated
		**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/07).
Finish Line (The) Cl. A	16,669,502

Cache	16,334,521

*Net of dividends		MORNINGSTAR STATISTICAL MEASURES*

			RLP	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	0.94	0.91	1.05

		Standard Deviation	14.55	13.59	12.58

		Beta	1.35	1.31	1.22

		*Five years ended 12/31/07 Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RLP	16.92%	14.55	1.16

		Russell 2000	16.25	14.44	1.13

		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  19

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Royce Total Return Fund

Manager’s Discussion
One of the many reasons why we have always loved dividend-paying smaller companies is their historical resilience during poor markets, a trait that could be seen in 2007’s desultory second half. Preserving more of its first-half gain helped Royce Total Return Fund’s (RTR) diversified portfolio of smaller dividend-paying stocks to outpace its small-cap benchmark, the Russell 2000, in 2007, with a gain of 2.4% versus a decline of 1.6% for the small-cap index. After a solid start—the Fund was up 8.9% in the first half versus 6.5% for the Russell 2000—RTR lost less than its benchmark during both the third (-2.5% versus -3.1%) and the fourth quarters (-3.5% versus -4.6%), which in turn produced its advantage in the second half (-6.0% versus -7.5%). The Fund also outperformed the Russell 2000 from the small-cap peak on 7/13/07 through 12/31/07, down 8.3% compared to a loss of 9.9% for the small-cap index.
     Our yardstick for success in the Fund remains full market cycles and other long-term phases, periods during which we seek to produce strong absolute returns. While each of the aforementioned examples of outperformance covers a short-term period, they also represent better results in times of negative small-cap returns. Such results have been key building blocks in the creation of RTR’s strong absolute long-term returns. The Fund posted an impressive gain on both an absolute and relative basis from the previous small-cap peak on 3/9/00 through 12/31/07, with a 169.4% gain that more than quadrupled the Russell 2000’s 39.5% return during the same period. Although the Fund trailed its benchmark during the more bullish period from 10/9/02 through 12/31/07, it still gained a highly respectable 120.8% versus the Russell 2000’s 149.5% return for the same period. RTR outperformed the Russell 2000 for the one-, three-, 10-year and since inception (12/15/93) periods ended 12/31/07. The Fund’s average annual total return since inception was 13.3%.

July-Dec 2007*			-5.98%

One-Year			2.39

Three-Year			8.27

Five-Year			14.16

10-Year			10.77

Since Inception (12/15/93)			13.28

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

* Not annualized.

      The subprime crisis, the credit crisis and subsequent write-downs of bad debt by some of the market’s best-known and most prestigious financial institutions kept much of the focus around falling stock prices understandably on financial and housing-related stocks. However, many consumer companies also suffered, particularly in the second half of 2007. After posting some of the Fund’s most modest net gains in the first half, the Consumer Services and Consumer Products sectors found themselves mostly deep in the red by the end of the year. Within Consumer Products, several holdings in both the apparel, shoes and accessories

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	RTR	Year	RTR	Helmerich & Payne	$24,953,419

2007	2.4%	2000	19.4%	Woodward Governor	23,750,648

2006	14.5	1999	1.6	Ritchie Bros. Auctioneers	19,222,025

2005	8.2	1998	4.8	IPSCO	19,034,489

2004	17.5	1997	23.7	Leucadia National	17,679,362

2003	30.0	1996	25.5	*Includes dividends

2002	-1.6	1995	26.9
Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

2001	14.8	1994	5.1

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			2.2%

Canadian Government Bonds			1.8

Helmerich & Payne			1.2

Ritchie Bros. Auctioneers			0.9

SEI Investments			0.9

Leucadia National			0.9

TSX Group			0.8

T. Rowe Price Group			0.8

Reliance Steel & Aluminum			0.8

Woodward Governor			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			20.7%

Financial Intermediaries			18.9

Natural Resources			13.3

Financial Services			10.0

Industrial Services			8.4

Health			4.9

Consumer Products			4.6

Consumer Services			4.4

Technology			4.2

Utilities			2.1

Miscellaneous			3.4

Bonds and Preferred Stocks			2.6

Cash and Cash Equivalents			2.5

20  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

industry and the home furnishing and appliances group endured difficulties between July and December, the latter most hurt by the bursting housing bubble. Retail stores posted the most significant net losses in the Consumer Services sector, victims of consumers spending less and investors looking elsewhere. We re-initiated a position in women’s clothing retailer The Dress Barn in 2003, though our overall experience with the company dates back to 1990. Its strong balance sheet and savvy management have long made it an attractive business. We built our position during 2007 as its share price slipped.
     Near the end of the year, we reduced our stake in transportation and logistics company Pacer International. Its industry was slow throughout most of 2007, a fact reflected in its mostly stalling stock price. The stock price of Florida real estate developer The St. Joe Company stumbled in 2007, mostly the product of the dismal housing market. We took some losses in November and December, though we think the firm is capable of ultimately righting itself. We added to our position in real estate investment trust and specialty finance company KKR Financial Holdings, feeling stronger about its long-term turnaround possibilities.
     The Industrial Products sector posted the strongest dollar-based net gains, more than doubling those of the Fund’s next-best performing sectors, Natural Resources and Financial Services. Two industries dominated in Industrial Products: the machinery group and metal fabrication and distribution companies. The latter group was led by dividend-paying Canadian steel production and fabrication company IPSCO. The firm became part of the merger wave that hit the small-cap world when earlier this year several larger firms began to view it as a takeover target. Swedish business SSAB won the honors and made the announcement official in May. We sold our shares between April and July as its share price mostly rose. Engine component supplier Woodward Governor showed impressive second-half strength, all the more notable considering the market conditions during that time. In Natural Resources, contract oil and natural gas driller Helmerich & Payne’s growing business and healthy earnings continued to attract investors to its stock. It was the Fund’s third largest holding at the end of 2007.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Dress Barn (The)	$17,890,209

Pacer International	13,869,384

The St. Joe Company	13,684,045

KKR Financial	12,047,102

CEC Entertainment	11,815,789

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,933 million

Weighted Average P/E Ratio**		14.7x

Weighted Average P/B Ratio		2.1x

Weighted Average Portfolio Yield		2.3%

Fund Net Assets		$5,639 million

Turnover Rate		27%

Number of Holdings		461

Symbol
Investment Class		RYTRX
Service Class		RYTFX
Consultant Class		RYTCX
Institutional Class		RTRIX
W Class		RTRWX
R Class		RTRRX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	1.07	0.91	1.24

Standard Deviation	9.92	13.59	11.56

Beta	1.03	1.31	1.10

* Five years ended 12/31/07. Category Median and Best Decile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RTR	14.16%	9.92	1.43

Russell 2000	16.25	14.44	1.13

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  21

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-5.58%

One-Year			1.20

Three-Year			10.51

Five-Year			17.53

10-Year			15.28

Since Inception (12/27/95)			16.97

ANNUAL EXPENSE RATIO

Operating Expenses			1.47%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2007	1.2%	2001	20.5%

2006	22.6%	2000	11.7%

2005	8.7	1999	41.8

2004	20.4	1998	19.5

2003	38.1	1997	26.0

2002	-18.9	1996	25.6

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.8%

Lazard Cl. A			1.7

SEI Investments			1.6

The St. Joe Company			1.4

MoneyGram International			1.3

Rofin-Sinar Technologies			1.3

NVR			1.3

Brown & Brown			1.3

Ritchie Bros. Auctioneers			1.3

Evercore Partners Cl. A			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			18.4%

Industrial Services			16.3

Industrial Products			15.1

Financial Services			15.3

Financial Intermediaries			7.4

Consumer Services			8.0

Natural Resources			6.2

Health			3.9

Consumer Products			1.7

Miscellaneous			4.6

Cash and Cash Equivalents			3.1

Royce Heritage Fund

Manager’s Discussion
The stock prices of many smaller companies struggled through the second half of 2007, though enough holdings in the portfolio of Royce Heritage Fund (RHF) held their value to provide the Fund with a positive return for the calendar year. RHF’s portfolio of smaller stocks gained 1.2% in 2007, versus a decline of 1.6% for the Russell 2000, its small-cap benchmark. The Fund’s first half was solid on both an absolute and relative basis, with a 7.5% gain compared to the Russell 2000’s return of 6.5%. During July, the first of 2007’s truly troublesome months, RHF fell 4.8% versus 6.8% for the small-cap index. When the small-cap market underwent its next significant slippage in November, the Fund was down 5.8% while the Russell 2000 lost 7.2%. RHF also lost less than its benchmark from the small-cap peak on 7/13/07 through 12/31/07, down 8.1% versus a decline of 9.9%.
     While these were short-term results, we were still pleased to see the Fund hold an edge versus the Russell 2000 in recent down market periods. One goal of our disciplined value approach is to preserve value when stock prices throughout the small-cap or wider equity markets fall. Partly as a result of these solid down-market performances in 2007, the Fund continued to post notable returns over recent long-term market cycle periods on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 12/31/07, RHF was up 130.0%, far ahead of the Russell 2000’s gain of 39.5% for the same period. The Fund also outpaced its benchmark index during the more generally bullish period from 10/9/02 through 12/31/07, up 168.4% versus

149.5% for the Russell 2000. Finally, RHF outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/95) periods ended 12/31/07. The Fund’s average annual total return since inception was 17.0%.
     Although investors were mostly kind to conservatively capitalized and other quality companies in 2007, life was harder for many businesses in the second half, especially within the small-cap universe. Creditworthiness became an issue for many micro-cap companies, always vulnerable during times of widespread financial stress, and nervous investors began shedding shares of any company deemed unfit to survive a recession. While most portfolio holdings hung relatively tough through this period, some clearly suffered more than we would have liked. None suffered less
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Perrigo Company	$1,212,126

Ritchie Bros. Auctioneers	807,952

Hanfeng Evergreen	688,196

Rofin-Sinar Technologies	669,320

Willbros Group	584,887

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RHF reflects Service Class results. Shares of the RHF’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees.

22  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

profitably than online cell phone services provider InPhonic, which declared bankruptcy in November. After establishing a dominant position in its niche, the firm had to re-file financial results in 2006 and 2007. It next sought capital with which to restructure its business prior to November, but funds were scarce in a market no longer willing to extend easy credit. The action brought a frustrating experience to a close. Elsewhere in the portfolio, we used the second-half freefall in MoneyGram International’s stock price to increase our position, owing to the firm’s solid growth and attractive niche position in money transfer services. It was the Fund’s fifth largest holding at the end of December.
     After dominating performance in the first half, Industrial Products posted the most significant dollar-based net gains for the year. Leading the sector were holdings in the metal fabrication and distribution industry and the machinery group. Within the Industrial Services sector, the commercial services group also did very well, with net gains spread out among a number of companies. In that same sector, we enjoyed success with industrial auctioneer Ritchie Bros. Auctioneers, which we have owned in the Fund’s portfolio since 2000. Its growing business had many investors bidding for shares, so we reduced our stake in October and December. Within Health, drugs and biotech posted large net gains on a dollar basis, led by the Fund’s top performer, Perrigo Company. Another long-time Royce favorite, we have long admired its well-managed business of over-the-counter, store-brand and prescription drugs as well as nutritional products. Surprisingly strong fiscal first-quarter income gave its stock price a shot in the arm, prompting us to sell some shares in December. Hanfeng

Evergreen is a Canadian company that provides value-added fertilizer to China’s growing urban greening and agricultural markets. The Chinese government has begun offering incentives to farms and businesses trying to go green, and this has helped Hanfeng Evergreen’s already-healthy business to blossom. A top-notch distribution network and competitors’ difficulties having trouble importing fertilizer components has resulted in the firm adding capacity to meet the growing demand for its products. The precipitous growth in its share price led us to begin selling our shares in March.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

InPhonic	$1,410,625

MoneyGram International	661,441

NexCen Brands	470,629

Journal Register	468,268

OpenTV Cl. A	467,043

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,116 million

Weighted Average P/E Ratio**		16.5x

Weighted Average P/B Ratio		2.1x

Weighted Average Portfolio Yield		0.9%

Fund Net Assets		$119 million

Turnover Rate		138%

Number of Holdings		173

Symbol
Investment Class		RHFHX
Service Class		RGFAX
Consultant Class		RYGCX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RHF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	1.09	0.91	1.05

Standard Deviation	12.81	13.59	12.58

Beta	1.24	1.31	1.22

*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RHF	17.53%	12.81	1.37

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders   |  23

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-13.06%

One-Year			-2.00

Three-Year			6.83

Five-Year			19.89

10-Year			14.91

Since Inception (11/19/96)			15.79

ANNUAL EXPENSE RATIO

Operating Expenses			1.11%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2007	-2.0%	2001	17.3%

2006	18.8	2000	19.9

2005	4.8	1999	32.3

2004	17.5	1998	4.9

2003	72.9	1997	20.8

2002	-17.0

TOP 10 POSITIONS % of Net Assets

Kaman Corporation			0.9%

Bottomline Technologies			0.9

Hexcel Corporation			0.9

CIRCOR International			0.9

Timken Company (The)			0.8

Hanesbrands			0.8

Walter Industries			0.8

Scholastic Corporation			0.8

Ferro Corporation			0.7

Analogic Corporation			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			32.8%

Industrial Products			20.9

Consumer Services			9.8

Industrial Services			8.9

Health			6.1

Consumer Products			4.6

Natural Resources			4.0

Financial Intermediaries			2.1

Financial Services			0.5

Miscellaneous			5.0

Cash and Cash Equivalents			5.3

Royce Opportunity Fund

Manager’s Discussion
It was a tough year for small-cap stocks, an even tougher one for small-cap value, and a disappointing one for Royce Opportunity Fund’s (ROF) diversified portfolio of small- and micro-cap stocks. By the time small-cap stock prices began to fall in the summer, the Fund’s preference for turnarounds was out of step with a market that emphasized larger, more liquid equities. ROF, which re-opened to all investors on 1/14/08, was down 2.0% in 2007, narrowly underperforming its small-cap benchmark, the Russell 2000, which lost 1.6% for the same period. The Fund’s losses occurred in the second half of the year, principally during the difficult months of July, in which ROF was down 5.2% versus a loss of 6.8% for the Russell 2000, and November, when the Fund fell 8.8% compared to a loss of 7.2% for its benchmark. We were even less pleased that the Fund lost ground to the small-cap index from the small-cap market peak on 7/13/07 through 12/31/07, down 15.8% versus a 9.9% decline for the Russell 2000.
      However, the Fund’s absolute and relative results over market cycle and other long-term periods remained strong. From the previous small-cap market peak on 3/9/00 through 12/31/07, the Fund gained 145.6% versus 39.5% for the Russell 2000. ROF enjoyed a similarly impressive advantage over the small-cap index from the market trough on 10/9/02 through 12/31/07, up 208.2% versus 149.5% for the Russell 2000. The Fund also beat its benchmark for the three-, five-, 10-year and since inception (11/19/96) periods ended 12/31/07. The Fund’s average annual total return since inception was an impressive 15.8%.
     The market’s recent turmoil, due in large part to the subprime implosion and related credit crisis, provided us with several purchase opportunities at what we judged to be attractively low prices. Of course, the downside risk is that as we have been acquiring portfolio positions, their stock prices in many cases have continued to decline, which negatively affected performance. Still, we have always found it necessary—and often ultimately profitable—to buy when small- and micro-cap stocks are both widely available and in our view attractively priced. We are willing to suffer what we hope is disappointing performance in the short run in exchange for strong long-term returns. The stocks that we have purchased possess attractive scores in two key metrics that drive our selection criteria. As of 12/31/07, the Fund had a price to book value ratio of 1.3x and a price to sales ratio of 0.7x (compared to respective ratios of 2.3x and 1.1x for the Russell 2000). To us, this indicates attractive valuations on both an absolute and relative basis.
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

DryShips	$31,946,793

GrafTech International	15,748,523

EDO Corporation	13,292,639

BE Aerospace	11,381,042

Furmanite Corporation	11,068,781

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

24  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

     The “Good Ideas That Worked” list shows that the Fund was home to some significant net gainers on a dollar basis. A profitable fleet expansion drew investors to dry bulk commodities carrier DryShips. We began to sell shares in May at more or less steadily rising prices (though the stock cooled off a bit toward the end of the year). Growing demand boosted the share price of GrafTech International, which manufactures graphite and carbon material primarily for the steel industry. With its primary competitor based in Germany, the firm also gained a competitive advantage from the weaker U.S. dollar. We began to reduce our position at rising prices in March, though we held shares at the end of December. Between May and November, we sold our shares in military systems and materials business EDO Corporation. Its share price began to rise after its acquisition was announced in September.
     As pleased as we were with these results, we are more interested in a discussion of those companies that posted dollar-based net losses. There were significant losses in the advertising and publishing industry, led by traditional, “old media” stocks, such as The McClatchy Company. We were drawn to the high cash flow of several newspaper and television-radio media companies that also had historically low valuations. Difficulties in two industries—housing and automobiles—conspired to exacerbate these companies’ declining advertising revenues while also confirming much of Wall Street’s negative sentiment toward the group, which led to further stock price erosion. We continue to hold the group, adding to positions in The McClatchy Company and Journal Register in the belief that effective management teams can take advantage of an improved advertising environment in 2008. We also believe that many of these firms will continue to expand their participation in new media activities more successfully. Outside the advertising and publishing industry, we liked its solid franchise and so built a position in Krispy Kreme Doughnuts as its price fell. The portfolio also saw losses in certain financial businesses. While we had very low exposure to these groups at the beginning of 2007, we began building positions in what we thought were solid small banks that had little to no subprime exposure. Nonetheless, they continued to decline in price as recessionary fears implied a weakening in their loan portfolios.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

McClatchy Company (The) Cl. A	$13,203,157

Krispy Kreme Doughnuts	12,123,991

Trex Company	10,214,790

Advanta Corporation Cl. B	9,633,863

Gevity HR	9,255,946

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$551 million

Weighted Average P/E Ratio**		16.9x*

Weighted Average P/B Ratio		1.3x

Weighted Average Portfolio Yield		1.0%

Fund Net Assets		$2,185 million

Turnover Rate		50%

Number of Holdings		303

Symbol
Investment Class		RYPNX
Service Class		RYOFX
Consultant Class		ROFCX
Institutional Class		ROFIX
R Class		ROFRX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (27% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	ROF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.98	0.91	1.05

Standard Deviation	16.71	13.59	12.58

Beta	1.59	1.31	1.22

*Five years ended 12/31/07 Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

ROF	19.89%	16.71	1.19

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  25

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-5.86%

One-Year			4.74

Three-Year			5.74

Five-Year			11.44

Since Inception (5/1/98)			10.11

ANNUAL EXPENSE RATIO

Operating Expenses*			1.13%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2007	4.7%	2002	15.3%

2006	14.0	2001	30.8

2005	-1.0	2000	16.3

2004	13.9	1999	-9.6

2003	27.6

TOP 10 POSITIONS % of Net Assets

Rofin-Sinar Technologies			4.7%

Bio-Rad Laboratories Cl. A			4.6

National Presto Industries			4.5

Carpenter Technology			3.8

Hilb Rogal & Hobbs			3.5

Lancaster Colony			3.3

Arden Group Cl. A			3.2

Lawson Products			3.0

CSS Industries			2.9

Park Electrochemical			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			37.7%

Consumer Products			14.6

Industrial Services			10.1

Consumer Services			7.9

Health			6.5

Technology			6.1

Natural Resources			4.0

Financial Services			3.5

Miscellaneous			0.9

Cash and Cash Equivalents			8.7

Royce Special Equity Fund

Manager’s Discussion
For a long time, we have believed that the approach used in Royce Special Equity Fund (RSE) is more than capable of success in a variety of market conditions, while conceding that it may be most effective in flat or down market periods. We were pleased, therefore to see the Fund more than hold its own in both the up market of the first half and the down market of the second half of the calendar year. RSE gained 4.7% in 2007, well ahead of its small-cap benchmark, the Russell 2000, which declined 1.6% for the same period. After easily outpacing its benchmark in the more dynamic market in the first half (+11.3% versus +6.5%), the Fund felt the brunt of the early phase of the sell-off in July, losing 5.0% in the third quarter versus a decline of 3.1% for the small-cap index. During the fourth quarter, however, RSE lost only 0.9% while the Russell 2000 was down 4.6%, giving the Fund its second-half advantage (-5.9% versus -7.5%). Taken together, the two halves added up to a strong year in both up and down periods.
     The Fund’s absolute and relative strength during the calendar year allowed it to keep its ample advantage over the Russell 2000 from the previous small-cap peak on 3/9/00 through 12/31/07, up 198.6%, which quintupled the 39.5% return of the Russell 2000. In 2007, we saw the first calendar-year decline for the Russell 2000 since 2002. Recall that the small-cap index reached a bottom on October 9th of that year and enjoyed quite a run-up until 7/13/07. From the small-cap market trough on 10/9/02 through 12/31/07, RSE posted solid absolute results, even though the Fund lagged its benchmark. RSE gained 91.3% during this primarily bullish phase versus 149.5% for the small-cap index. In 2007, we believed that we once again showed the merit of stressing absolute returns over the short term, while seeking a relative advantage over a full market cycle. We were also pleased that the Fund outperformed the Russell 2000 for the one-year and since inception (5/1/98) periods ended 12/31/07. The Fund’s average annual total return since inception was 10.1%.
     The market behaved in an odd fashion in 2007, preferring at first one set of financial traits before appearing to randomly switch to another. During the first half of the year, the market favored merger and acquisition activity, as the private equity proponents were predicting a shortage of equities. Many investors embraced metrics similar to those that we use—enterprise value to earnings before interest and taxes (EV/EBIT)—in the hope of having their holdings acquired. Yet this policy, which was a favorite of quantitative funds, unwound sharply during
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Rofin-Sinar Technologies	$12,173,510

Carpenter Technology	8,022,660

Sun Hydraulics	7,098,652

Graham Corporation	6,527,923

Bio-Rad Laboratories Cl. A	6,429,711

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

26  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

July and August. In fact, selling by these and other leveraged investors seemed to hurt the stock prices of several portfolio holdings during these same months.
The factors that generally benefited companies to which we pay little heed were: high foreign exposure, relative strength/momentum, and larger market capitalization. In fact, for the Russell 2000 the top quintile did best. Performance generally tracked size, and the rule seemed to be the larger the better. Incidentally, our unweighted average market cap remained below that of the Russell 2000 as of 12/31/07. Within the small-cap index in 2007, the cheapest P/E quintile performed worst, non-dividend payers outperformed and growth beat value. For a while it appeared to be an incredible time of “animal spirits,” as described by English economist John Maynard Keynes, with various financial players attempting the elusive maximization of profits without risking default. By the end of 2007, we seemed once again to enter a period of greater risk aversion, one in which portfolios with lower leverage and higher returns on capital are more appreciated.
In spite of all this, our approach—looking to invest in capital-productive companies that are inexpensively priced on an absolute basis with low leverage, cash flow generation and good accounting—served us well. Some of our performance came about due to transactional activity from both strategic and private equity buyers. In the fourth quarter, two of our holdings received offers for either their entire business—Genlyte—or a significant majority of it—Quanex—both from strategic foreign buyers. It’s worth pointing out that while foreign investors seem disinclined to hold dollars, they do like U.S. assets and businesses.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization*		$814 million

		Weighted Average P/E Ratio**		15.0x

		Weighted Average P/B Ratio		2.0x

		Weighted Average Portfolio Yield		1.2%

		Fund Net Assets		$562 million

		Turnover Rate		29%

Other investors seemed disappointed with the earnings of industrial goods maker Standex International, which might help to explain why its share price began to tumble in July. Similar disappointments seemed to keep investors away from Insteel Industries, which manufactures concrete reinforcing metal products. We held good-sized positions in both at year’s end. The Fund’s top holding was also its top performer on a dollar basis, laser-based welding and cutting products maker Rofin-Sinar Technologies. Its robust earnings seemed to attract the attention of investors during the year’s second half, when its share price really took off.
		Number of Holdings		65
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
		Symbol
Standex International	$5,035,206	Investment Class		RYSEX
		Service Class		RSEFX
Insteel Industries	4,471,962	Consultant Class		RSQCX
		Institutional Class		RSEIX
K-Swiss Cl. A	4,409,599
		*Geometrically calculated
Brown Shoe Company	4,002,719	**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/07).

CEC Entertainment	3,360,684

*Net of dividends		MORNINGSTAR STATISTICAL MEASURES*

			RSE	Category Median	Best Decile Breakpoint

		Sharpe Ratio	0.79	0.91	1.24

		Standard Deviation	10.59	13.59	11.56

		Beta	0.95	1.31	1.10

		*Five years ended 12/31/07 Category Median and Best Decile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RSE	11.44%	10.59	1.08

		Russell 2000	16.25	14.44	1.13

		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  27

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Royce Value Fund

Manager’s Discussion
If at the end of 2006, we felt a bit crabby about the calendar-year performance of Royce Value Fund (RVV), our mood shifted somewhat in 2007. We were very pleased that RVV was up 3.8% in 2007, achieving a positive result during a year in which its small-cap benchmark, the Russell 2000, declined 1.6%. The Fund’s terrific first half, in which its 13.6% gain was more than double the 6.5% return for the small-cap index, was the key to the portfolio’s strong year. During the tumultuous second half of 2007, the Fund lost ground to the Russell 2000, down 8.6% versus a loss of 7.5%. Similarly, RVV underperformed its benchmark from the small-cap market peak on 7/13/07 through 12/31/07 (-11.8% versus -9.9%). In these types of down periods, we would typically expect the Fund to better preserve its gains. However, its recent performances have been dynamic enough to make a little give-back over a short-term period unsurprising. Ultimately, we were pleased with the Fund’s results in 2007.
The performance intervals that we believe provide the best measure of the Fund’s success are market cycle and other long-term periods. RVV was up an impressive 271.6% during the mostly bullish phase from the small-cap market trough on 10/9/02 through 12/31/07, maintaining its already substantial performance edge over the Russell 2000, which gained 149.5% during the same period. We have been more than satisfied with the Fund’s six-plus years of performance since its inception on 6/14/01. We are especially happy because the market during these years has often rewarded less conservatively managed businesses than those we seek for the Fund’s portfolio. And 2007’s second half notwithstanding, RVV has also shown the kind of resilience in other periods of negative returns that mean so much to value investors such as ourselves (see the chart on page 31). Finally, we are pleased that the Fund beat the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 12/31/07. RVV’s average annual total return since inception was 15.8%.

July-Dec 2007*			-8.62%

One-Year			3.77

Three-Year			12.41

Five-Year			23.48

Since Inception (6/14/01)			15.83

ANNUAL EXPENSE RATIO

Operating Expenses			1.42%

* Not annualized.

While the small-cap market grew sluggish, if not downright bearish, in the second half, the shift to quality that characterized the first half did not entirely disappear. The Industrial Products sector, which posted dollar-based net gains more than five times higher than the

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	RVV	Year	RVV	Schnitzer Steel Industries Cl. A	$11,376,231

2007	3.8%	2004	30.9%	IPSCO	10,837,405

2006	16.8	2003	54.3	Chaparral Steel	9,752,488

2005	17.2	2002	-23.5	Florida Rock Industries	7,018,446

				Steel Dynamics	6,874,860
TOP 10 POSITIONS % of Net Assets
				*Includes dividends
Reliance Steel & Aluminum			2.8%
Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees.

Oil States International			2.8

Unit Corporation			2.8

Schnitzer Steel Industries Cl. A			2.7

Knight Capital Group Cl. A			2.7

Silver Standard Resources			2.7

Agnico-Eagle Mines			2.6

Korn/Ferry International			2.5

Thor Industries			2.4

Pan American Silver			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			31.9%

Industrial Products			20.1

Industrial Services			13.1

Technology			7.7

Consumer Products			6.8

Financial Intermediaries			5.2

Consumer Services			4.5

Health			2.2

Financial Services			0.9

Miscellaneous			0.7

Cash and Cash Equivalents			6.9

28 | The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

portfolio’s next best-performing sector, added to its first-half gains during the second half. Seven of the Fund’s top-ten gainers, including the top five, called the sector home at year’s end. Within Industrial Products, the metal fabrication and distribution industry dominated, contributing four of five names to the “Good Ideas That Worked” list and posting dollar-based net gains that quadrupled those of any of the Fund’s other sectors. After posting stronger-than-expected fiscal third-quarter earnings in July, the share price of recycling and scrap metal business Schnitzer Steel Industries began to soar, though it had moved a little closer to earth in the fourth quarter. We trimmed our position in October and December.
Two other holdings in the metal fabrication group were takeover targets (as was Florida Rock Industries). IPSCO is a Canadian steel producer and fabricator that initially drew our interest in 2004 with its pristine balance sheet, impressive history of earnings and high returns on capital. These same attributes encouraged several companies looking for a takeover target earlier this year, and all that attention lifted its share price. In May, the Swedish firm SSAB acquired the firm at a very attractive premium. We reduced our stake between March and July. In September, Chaparral Steel was also taken over by a larger competitor. The premium that was announced drove its stock price higher, allowing us to sell our remaining shares in August at an attractive gain. In December, we sold the last of our position in Steel Dynamics after its stock price reached our sell target.
The ripple effect of the slumping housing market could be seen in the declining stock price of specialty chemicals company Westlake Chemical, which manufactures vinyls, polymers, and fabricated products used in home building. We built
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization*		$1,624 million

		Weighted Average P/E Ratio**		12.3x

		Weighted Average P/B Ratio		2.2x

		Weighted Average Portfolio Yield		0.7%

		Fund Net Assets		$864 million

		Turnover Rate		67%

our position throughout 2007, confident at year end that this conservatively capitalized business could bounce back. Dismal days for retail stores helped the share price of The Dress Barn to slide, which in turn drove us to build a larger position in what we have long thought of as a well-managed retailer. Patent issues, and our perception that its revenue stream was too vulnerable to competition from generic drug makers, led us to sell our position in King Pharmaceuticals. We also substantially reduced our stake in toy and collectibles company RC2 Corporation when recalls in June and September hurt its business badly enough for us to re-think the extent of our commitment.
		Number of Holdings		73
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
		Symbol
Westlake Chemical	$7,310,101	Investment Class		RVVHX
		Service Class		RYVFX
RC2 Corporation	6,801,420	Consultant Class		RVFCX
		Institutional Class		RVFIX
King Pharmaceuticals	6,074,618	R Class		RVVRX

Dress Barn (The)	5,861,745	*Geometrically calculated
		**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/07).
TrueBlue	5,632,822

*Net of dividends
		MORNINGSTAR STATISTICAL MEASURES*

			RVV	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	1.39	0.91	1.05

		Standard Deviation	13.65	13.59	12.58

		Beta	1.27	1.31	1.22

		*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVV	23.48%	13.65	1.72

		Russell 2000	16.25	14.44	1.13

		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  29

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07
Royce Value Plus Fund

Manager’s Discussion
Although its portfolio of micro-, small- and mid-cap stocks was subject to the same highly volatile, downward moving direction of the rest of the small-cap universe, Royce Value Plus Fund finished the year in good shape. The Fund gained 3.2% in 2007, well ahead of the 1.6% loss for its small-cap benchmark, the Russell 2000, for the same period. The Fund enjoyed a very strong first half, in which it was up 12.8% versus 6.5% for the small-cap index. When the subprime implosion began to make its presence felt more fully on the stock market in July, RVP slipped 4.5% versus a decline of 6.8% for its benchmark. A stronger September also helped it to outpace the small-cap index in the third quarter (-1.9% versus -3.1%). However, in the equally volatile fourth quarter, the Fund fell behind the Russell 2000, down 6.7% compared to a loss of 4.6% for the benchmark.
The portfolio’s absolute returns over long-term and market cycle periods remain our chosen criteria for evaluating its performance. We were again pleased with the Fund’s results. From the small-cap market trough on 10/9/02 through 12/31/07, the Fund provided a considerable performance edge over the Russell 2000, while also posting a terrific absolute result. RVP gained an impressive 298.3% during this period, nearly double the Russell 2000’s gain of 149.5% for the same period. With the Fund’s seventh year a little more than half complete as of the end of December, we couldn’t be more pleased with its performance on both an absolute and relative basis. The Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 12/31/07. RVP’s average annual total return since inception was 20.2%.

July-Dec 2007*			-8.46%

One-Year			3.24

Three-Year			11.73

Five-Year			26.32

Since Inception (6/14/01)			20.17

ANNUAL EXPENSE RATIO

Operating Expenses			1.40%

* Not annualized.

Industrial Products was the Fund’s leading sector on a dollar basis, with strong net gains coming from the metal fabrication and distribution group, as well as from the machinery industry. In the former category, Reliance Steel and Aluminum, Schnitzer Steel Industries and IPSCO were the top gainers. IPSCO featured a great balance sheet, a long history of earnings, high internal rates of return and a well-managed, growing business in steel fabrication and production. Earlier this year, the firm’s qualities began to attract interest from a handful of larger companies seeking acquisitions, with Swedish firm SSAB finally announcing the purchase in May. We sold our shares between March and July into steadily rising prices. Within the machinery industry,

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Year	RVP	Year	RVP	IPSCO	$21,590,366

2007	3.2%	2004	28.2%	Pharmanet Development Group	16,295,750

2006	19.4	2003	79.9	Silvercorp Metals	15,420,409

2005	13.2	2002	-14.7	FLIR Systems	14,364,903

				Agnico-Eagle Mines	13,939,624
TOP 10 POSITIONS % of Net Assets
				*Includes dividends
Agnico-Eagle Mines			1.7%
Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees.

Reliance Steel & Aluminum			1.5

Unit Corporation			1.5

Ivanhoe Mines			1.3

TSX Group			1.3

Knight Capital Group Cl. A			1.3

Silver Standard Resources			1.3

NovaGold Resources			1.2

SEI Investments			1.2

NutriSystem			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			19.1%

Natural Resources			18.5

Industrial Products			13.5

Health			11.2

Industrial Services			9.4

Financial Intermediaries			4.5

Consumer Products			4.5

Consumer Services			3.5

Financial Services			3.5

Miscellaneous			4.5

Cash and Cash Equivalents			7.8

30 | The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

engine component supplier Woodward Governor and cleaning equipment maker Tennant posted impressive dollar-based gains for the year as well as notable stock price strength between July and December. Another strong second-half performance came from a holding in the Health sector, clinical research organization Pharmanet Development Group, a company we found while researching a similar business a couple of years ago. Its recent success has in part been fueled by new management that took charge of the business early in 2006.
Gold and silver commodity prices were flat to down through much of 2007’s first six months, though they began to recover around September. This helped the share price of several holdings in the precious metals and mining group, which is part of the Natural Resources sector. Silvercorp Metals and Agnico-Eagle Mines led the industry in dollar-based net gains. We more than doubled our position in 2007 in Silvercorp Metals, trying to use its volatile but upward moving stock price to our advantage. We also added to our positions in two other businesses in the industry that posted net losses in 2007. Gammon Gold saw a management change (that we liked) and encountered issues with its Mexican mining operations. Lower-than-expected production at this early stage producer seemed to keep investors away in 2007. After selling our shares in August as a tax loss, we re-initiated a position in September and continued buying through the end of the year. The costs of mining have increased, which seemed to discourage investors about NovaGold Resources. The firm has mines in Alaska and Canada that we think offer great potential, but cost issues hindered their development, which in turn sent its stock price plummeting in November.

		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization*		$1,007 million

		Weighted Average P/E Ratio**		17.9x*

		Weighted Average P/B Ratio		2.4x

		Weighted Average Portfolio Yield		0.5%

		Fund Net Assets		$2,948 million

		Turnover Rate		42%

		Number of Holdings		139
GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*
Net losses at the sector level were most significant in the Consumer Services and Industrial Services sectors. Retail stores and restaurants were loss leaders in the former sector. Casual Male Retail Group suffered through a quarterly earnings disappointment and lowered guidance, two developments that sent investors to the exits. We think its well-managed business can turn around, so we significantly increased our stake in 2007. Elsewhere in the portfolio, we initiated a position in Spartan Motors in August after supply shortages caused production problems that led to a stalled stock price. The firm makes specialty chassis and automotive bodies, has a strong balance sheet and what we think is talented management.

		Symbol
Gammon Gold	$20,034,669	Investment Class		RVPHX
		Service Class		RYVPX
Casual Male Retail Group	17,944,802	Consultant Class		RVPCX
		Institutional Class		RVPIX
NovaGold Resources	16,577,247	R Class		RVPRX

Spartan Motors	15,355,566	*Geometrically calculated
		**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 12/31/07).
Celadon Group	14,629,176

*Net of dividends
		MORNINGSTAR STATISTICAL MEASURES*

			RVP	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	1.35	0.91	1.05

		Standard Deviation	16.01	13.59	12.58

		Beta	1.47	1.31	1.22

		*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVP	26.32%	16.01	1.64

		Russell 2000	16.25	14.44	1.13

		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  31

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-8.23%

One-Year			1.93

Three-Year			2.79

Five-Year			13.36

Since Inception (12/31/01)			8.38

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.15%

Net Operating Expenses			1.69

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RTV	Year	RTV

2007	1.9%	2004	-9.6%

2006	8.5	2003	90.7

2005	-1.8	2002	-13.4

TOP 10 POSITIONS % of Net Assets

DivX			3.3%

Brooks Automation			3.1

Trident Microsystems			3.1

Novatel Wireless			2.9

ILOG ADR			2.5

Fairchild Semiconductor International			2.4

OSI Systems			2.4

Sonic Solutions			2.3

MKS Instruments			2.0

Sykes Enterprises			1.9

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Semiconductors and Equipment			22.9%

Telecommunications			15.3

Software			13.0

Internet Software and Services			8.9

Components and Systems			5.1

IT Services			3.4

Consumer Electronics			2.3

Specialty Chemicals and Materials			1.8

Online Commerce			1.3

Securities Brokers			1.3

Automotive			1.3

Commercial Services			1.0

Advertising and Publishing			0.8

Home Furnishings and Appliances			0.5

Miscellaneous			4.5

Cash and Cash Equivalents			16.6

Royce Technology Value Fund

Manager’s Discussion
Many technology stocks participated in the tech rally of the first half of 2007, but as market volatility increased in the second half, the sector’s performance became less uniform. Given the choppy environment, it was a solid, albeit somewhat mixed year for Royce Technology Value Fund (RTV). The Fund ended the full year up 1.9%, after posting strong results in the first half by gaining 11.1%. For the twelve-month period, RTV outpaced its small-cap benchmark, the Russell 2000, which lost 1.6%, but failed to keep pace with the technology portion of the Russell 2500 index, which gained 6.1% for the year. In the second half of the year, RTV’s results decoupled more definitively from smaller tech companies, and it lost ground against both indices. For the six months ended December 31, RTV was down 8.2%, while the Russell 2000 declined 7.5% and the tech portion of the Russell 2500 lost 3.4%. The Fund’s second-half struggles dampened the Fund’s longer-term results. During the mostly positive period from the small-cap market trough on 10/9/02 through 12/31/07, RTV gained 138.4%, compared to 149.5% for the Russell 2000 and 208.2% for the technology issues in the Russell 2500. RTV’s average annual total return since inception (12/31/01) was 8.4%.
The Fund’s underperformance in the second half of 2007 can be attributed mostly to the market’s shift in favor of larger small-cap tech companies. This shift began in July and continued through the third and fourth quarters, as investors increasingly shied away from the risks associated with less established smaller-cap technology companies. With an average market capitalization of $387 million as of June 30, RTV was negatively affected by this turn in sentiment. During the third and fourth quarters, we began to find a number of what we thought were undervalued larger tech companies, resulting in a scaling up of the Fund’s market-cap profile. By the end of the year, its weighted average market cap had nearly doubled to $654 million. At this writing, we believe that the Fund is better positioned to handle a tougher market environment. Throughout the year, we increasingly favored companies that we believe can remain resilient in the face of a recession and/or those with valuation multiples that already seemed to reflect the downturn and were at or near trough levels at the end of December.

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Chordiant Software	$301,648

BluePhoenix Solutions	291,036

Witness Systems	229,436

Aspen Technology	211,885

SPSS	191,865

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.69% for Royce Technology Value Fund.

32  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

In 2007, the Fund enjoyed success with software companies, most of which are involved in business-related applications, also known as ERP (enterprise resource planning) software. The Fund’s biggest winner, Silicon-Valley based Chordiant Software, makes customer relationship management (CRM) software, primarily for larger financial and telecommunications companies. Chordiant helps companies access large-scale data from legacy mainframe systems to optimize customer interaction. Following a February stock split, we sold our position between April and August, locking in nice profits. Israeli-based BluePhoenix Solutions has a similar customer base to Chordiant, providing IT modernization services that upgrade and replace legacy mainframe systems. We sold our shares of this top performer in the third quarter. The company specializes in offering lower-cost mainframe-to-web-based programming expertise (predominantly with emerging markets labor) necessary for migrating systems onto more modern architecture. The Fund also benefited from its holding in Witness Systems, which makes quality assurance software for call centers. The company’s stock price climbed early in the year with news of a possible buyout from Verint Systems (which was successfully completed in May 2007). We sold the Fund’s shares in February, locking in an attractive gain.
     MKS Instruments disappointed, although we still believe it’s a good idea just waiting to happen—once we see a long overdue turnaround in the semiconductor capital equipment sector. MKS has done an admirable job of improving its manufacturing capabilities so that the company is now in the same league as some of its larger competitors. Spartan Motors operates in the niche market of manufacturing chassis for military and emergency response vehicles, as well as motor homes. We initiated a position in September (which we continue to hold), though by late fall supply shortages caused production problems that led to a stalled stock price. We like Spartan’s earnings leverage and its talented management, which has developed a high-tech, sophisticated chassis manufacturing process. We sold our stake in Covad Communications during May and June, as we thought that its management was too slow to effectively compete in the fast-paced facilities-based DSL solution services industry.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

MKS Instruments	$177,425

Spartan Motors	165,577

Covad Communications Group	154,044

OpenTV Cl. A	144,361

Fairchild Semiconductor International	119,956

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$654 million

Weighted Average P/B Ratio**		1.9x

Weighted Average Portfolio Yield		0.1%

Fund Net Assets		$17 million

Turnover Rate		224%

Number of Holdings		61

Symbol
Service Class		RYTVX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RTV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.58	0.79	0.93

Standard Deviation	19.80	17.07	0.93

Beta	1.54	1.53	1.40

*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 85 technology objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07
	Average Annual Total Return	Standard Deviation	Return Efficiency*

RTV	13.36%	19.80	0.67

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  33

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-2.50%

One-Year			7.34

Three-Year			11.93

Since Inception (6/30/03)			16.30

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.72%

Net Operating Expenses			1.49

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2007	7.3%	2005	14.9%

2006	13.7	2004	27.2

TOP 10 POSITIONS % of Net Assets

Affiliated Managers Group			1.8%

Federated Investors Cl. B			1.7

Copart			1.7

Rofin-Sinar Technologies			1.7

SEI Investments			1.7

AllianceBernstein Holding L.P.			1.6

Cohen & Steers			1.5

CLARCOR			1.5

eHealth			1.4

MSC Industrial Direct Cl. A			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			23.3%

Financial Services			16.3

Industrial Services			14.7

Technology			9.9

Natural Resources			9.0

Financial Intermediaries			6.1

Consumer Products			3.4

Consumer Services			2.5

Health			2.1

Miscellaneous			4.9

Cash and Cash Equivalents			7.8

Royce 100 Fund

Manager’s Discussion
The limited portfolio of smaller stocks that make up Royce 100 Fund (ROH) enjoyed terrific results in the up-market environment of the first half before doing an equally impressive job holding its gains in the highly volatile, downward trending second half, adding up to a pleasant experience for investors in 2007. The Fund gained 7.3% for the calendar-year period, easily outpacing its small-cap benchmark, the Russell 2000, which declined 1.6% for the same period. As odd a year as 2007 was, with its placidly positive first half followed by its radically different second act, it was at the same time relatively better for larger small-caps than for micro-caps throughout the year, which certainly helped ROH’s results.
     We were most pleased by the resilience of the Fund during the phase when smaller-cap stock prices began to fall. From the small-cap market peak on 7/13/07 through 12/31/07, ROH was down 5.2% versus a loss of 9.9% for the Russell 2000. The same hardiness could be seen in the Fund’s quarterly results. ROH was up 1.3% in the otherwise dismal third quarter, when the Russell 2000 was down 3.1%. While ROH was down 3.8% between October and December, unable to elude the more widespread small-cap decline in the fourth quarter, the same period saw its small-cap benchmark lose 4.6%. We were, therefore, very satisfied with the Fund’s results in 2007.
     Of course, we do our best to not be carried away by performance over short-term periods, preferring instead to measure the Fund’s success over market cycles and other long-term periods. Still, as the Fund enters its fifth year, we have been very pleased with its results thus far. We also recognize that its strong absolute and relative performance in 2007 played a role in its advantage over the benchmark in calendar-based longer-term periods. ROH outperformed the Russell 2000 for the one-year, three-year and since inception (6/30/03) periods ended 12/31/07. The Fund’s average annual total return since inception was 16.3%.

     The portfolio’s most significant losses on a dollar basis came from the Consumer Services sector, where holdings in the retail store group were net loss leaders. Many retailers experienced a slump in their business, especially in the second half of the year when consumer
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Perrigo Company	$368,437

Morningstar	275,816

Woodward Governor	231,955

Rofin-Sinar Technologies	229,995

Copart	191,575

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROH reflects Service Class results. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce 100 Fund.

34  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

spending slowed and talk of recession seemed to discourage both spending and investing. Three of the stocks on the “Good Ideas At The Time” list came from the retail group. We reinitiated a position in women’s clothing retailer The Dress Barn in August, though our overall experience with the company dates back to 1990. Its strong balance sheet and savvy management have long made it an attractive business. We added to our stake in September as its share price continued to stumble. Although we thought that a recovery was also possible for plus-size women’s clothing store operator Charming Shoppes (another long-time holding in other Royce portfolios), we sold our position in the Fund’s portfolio in October.
     CEC Entertainment operates and franchises Chuck E. Cheese restaurants. Its stock price was slowly rising until a stock-option granting probe turned investors’ stomachs. The charges were dropped in May, but that good news was followed by lower-than-expected earnings owing to increased cheese prices and uneven consumer behavior. Although we still think that the company’s strong brand name and solid business model could help it to turn around, we sold our position in ROH’s portfolio in October. Elsewhere in the portfolio, we used the second-half freefall of MoneyGram International’s stock price to build a significant position. The firm’s solid historical growth and attractive niche position in money transfer services initially drew our attention.
     Holdings in Industrial Products posted the largest net gains on a dollar basis in 2007, and three of the Fund’s top net gainers came from the sector. Aircraft and industrial parts maker Woodward Governor saw its stock price rise through much of 2007, buoyed perhaps by its steady earnings growth and low debt. Laser-based welding and cutting products maker Rofin-Sinar Technologies saw its robust earnings attract investors during the year’s second half, when its share price really took off. Outside the sector, success came from two other long-time Royce favorites. We have long admired Perrigo Company’s well-managed business of over-the-counter, store-brand and prescription drugs, as well as nutritional products. Surprisingly strong fiscal first-quarter income gave its stock price a shot in the arm, prompting us to sell around half of our position in December. That same month saw us taking gains in financial research and services company Morningstar.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

MoneyGram International	$331,814

CEC Entertainment	193,073

Charming Shoppes	161,691

Dress Barn (The)	145,111

A.C. Moore Arts & Crafts	144,554

* Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,709 million

Weighted Average P/E Ratio**		18.1x

Weighted Average P/B Ratio		2.7x

Weighted Average Portfolio Yield		1.0%

Fund Net Assets		$36 million

Turnover Rate		85%

Number of Holdings		93

Symbol
Investment Class		ROHHX
Service Class		RYOHX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	ROH	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.64	0.27	0.49

Standard Deviation	12.01	12.63	11.74

Beta	1.26	1.35	1.22

*Three years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 362 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

ROH	11.93%	12.01	0.99

Russell 2000	6.80	13.35	0.51

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  35

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-8.37%

One-Year			-7.44

Three-Year			5.18

Since Inception (10/3/03)			10.09

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.73%

Net Operating Expenses			1.49

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2007	-7.4%	2005	7.6%

2006	16.8	2004	13.4

TOP 10 POSITIONS % of Net Assets

Neogen Corporation			1.9%

Axsys Technologies			1.6

CSS Industries			1.5

American Safety Insurance Holdings			1.4

Cynosure Cl. A			1.1

Versant Corporation			1.1

Zoll Medical			1.1

Methode Electronics			1.0

American Software Cl. A			1.0

American Science & Engineering			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			21.1%

Health			20.0

Financial Intermediaries			13.9

Industrial Services			8.3

Industrial Products			6.7

Consumer Services			6.3

Consumer Products			5.4

Natural Resources			5.4

Financial Services			0.7

Miscellaneous			4.8

Cash and Cash Equivalents			7.4

Royce Discovery Fund

Manager’s Discussion
Micro-cap companies struggled in general during 2007, both on an absolute basis and relative to their more sizeable small-cap peers. They underperformed in the up market of the first half of 2007 and fell hard during the mostly down market of the year’s second half. Both of these facts were reflected in the calendar-year result for Royce Discovery Fund’s (RDF) portfolio of micro-cap stocks. RDF lost 7.4% in 2007, behind its small-cap benchmark, the Russell 2000, which was down 1.6% for the same period.We were only somewhat cheered by the fact that the Fund was able to outperform the Russell MicroCap index in 2007 (-8.0%). RDF’s difficulties began early. During the first quarter, the Russell 2000 was up 2.0% and the Russell MicroCap index gained 0.9%, while the Fund lost 1.5%. RDF again underperformed both indices in the second quarter, gaining 2.5% versus respective gains of 4.4% and 3.3% for the Russell 2000 and the Russell MicroCap index.
     During the second half of the year, the Fund continued to lose ground to its benchmark, but began to perform better than the Russell Microcap index. The third quarter saw RDF down 4.0% versus respective declines of 3.1% and 4.6% for the Russell 2000 and the microcap index. The relative performance picture improved marginally during the fourth quarter, when the Fund declined 4.5% versus a loss of 4.6% for its small-cap benchmark and a decline of 7.5% for the Russell Microcap index. From the small-cap market peak on 7/13/07 through 12/31/07, RDF was down 10.4% versus a decline of 9.9% for the Russell 2000 and a loss of 13.3% for the Russell Microcap index.
     RDF’s disappointing year had a ripple effect on its longer-term performances. The Fund underperformed the Russell 2000 for the one-year and three-year periods ended 12/31/07, although it beat the Russell Microcap index over these same time spans. Although RDF trailed its benchmark (while again outpacing the micro-cap index) for the since inception period (10/3/03) ended 12/31/07, we thought that the Fund’s performance for this period was satisfactory. The Fund’s average annual total return since inception was 10.1%.

     The Fund’s proprietary model was created to select a diversified portfolio of statistically inexpensive micro-cap companies that we regard as possessing high quality based on metrics that are built into its model. This means that we do not make subjective investigations into industries that may look undervalued to our other portfolio managers, a factor that helped
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Air Methods	$45,426

BluePhoenix Solutions	41,498

Axsys Technologies	40,044

Inverness Medical Innovations	31,840

Meridian Bioscience	29,277

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Discovery Fund.

36  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

some other Royce Funds in 2007. While utilizing traditional measures, such as returns on invested capital, low debt, P/E, price-to-book, etc., the model combines these with proprietary features. The result is a strict focus on bottom-up fundamentals and pricing inefficiencies. The model is not designed to identify specific catalysts for growth, other then the eventual recognition of the qualities for which it screens. The portfolio is diversified in an effort to reduce downside risk from individual holdings and to capture the small return efficiency of a large selection of stocks.
     As was the case in the first half, the market continued to undervalue the qualities that the model rated highly. However, in spite of the year’s disappointments we remain confident about the long-term efficacy of the model. For good or ill, we would expect to be out of sync with both the small-cap market as a whole and the micro-cap segment as a group from time to time, particularly during shorter-term periods.
     Explanations for the poor or positive performance of holdings, industries or sectors do not involve criteria used by the model. The Financial Intermediaries sector posted the most significant losses on a dollar basis, as only a small handful of the sector’s banking and insurance holdings finished 2007 in the black. In the Natural Resources sector, the bulk of the losses came from AMREP Corporation. The company, together with its subsidiaries, is involved in several businesses, including real estate, fulfillment services and newsstand distribution businesses. The collapsing housing market was probably more than enough to keep investors away from the stock. The Fund’s position was sold in

September. Intevac, from the otherwise profitable Technology sector, makes imaging and disk sputtering equipment for hard disk drives. The indefinite staying of a patent lawsuit against a competitor in June seemed to outweigh the effect of positive earnings. We sold our stake in November.
     BluePhoenix Solutions, a firm that assists businesses with technology modernization, had a rising share price through October. We sold our shares in mid November. That same month also saw us selling our position in air medical transportation services and systems business Air Methods at a sizeable net gain.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

AMREP Corporation	$51,294

Intevac	27,933

Volt Information Sciences	26,242

Temecula Valley Bancorp	20,976

Qiao Xing Universal Telephone	20,967

* Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$207 million

Weighted Average P/E Ratio**		13.6x

Weighted Average P/B Ratio		1.6x

Weighted Average Portfolio Yield		1.0%

Fund Net Assets		$4 million

Turnover Rate		105%

Number of Holdings		127

Symbol
Service Class		RYDFX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RDF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.12	0.27	0.49

Standard Deviation	11.75	12.63	11.74

Beta	1.16	1.35	1.22

*Three years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 362 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDF	5.18	11.75	0.44

Russell 2000	6.80	13.35	0.51

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  37

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-6.12%

One-Year			-4.72

Three-Year			10.09

Since Inception (12/31/03)			11.31

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.70%

Net Operating Expenses			1.49

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2007	-4.7%	2005	12.2%

2006	24.8	2004	15.1

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			2.9%

Morningstar			2.5

GAMCO Investors Cl. A			2.2

Evercore Partners Cl. A			1.8

Waddel & Reed Financial Cl. A			1.8

Westwood Holdings Group			1.8

Lazard Cl. A			1.6

Centrue Financial			1.5

W.P. Carey & Co.			1.5

Peapack-Gladstone Financial			1.4

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management			28.8%

Banking			22.0

Securities Brokers			17.1

Insurance			6.5

Information and Processing			4.3

Insurance Brokers			3.1

Commercial Services			2.4

Other Financial Intermediaries			1.8

Diversified Financial Services			1.6

Real Estate			1.5

Real Estate Investment Trusts			1.4

Software			0.8

Specialty Finance			0.7

Miscellaneous			3.2

Cash and Cash Equivalents			4.8

Royce Financial Services Fund

Manager’s Discussion
Sometimes context means, if not everything, then certainly a great deal. By an absolute measure, Royce Financial Services Fund (RFS) suffered through a disappointing year. So why are we not upset? Although we’re certainly not happy, we also believe that a financial services portfolio enduring a single-digit loss in 2007 was relatively solid, especially considering not just the losses smaller financial companies posted as a group, but also the significant share price declines that many large financial firms experienced, many in the 30%-40% range. The Fund was down 4.7% in 2007, behind its small-cap benchmark, the Russell 2000, which was down 1.6% for the same period, but well ahead of the financial services sector of the Russell 2500 index, which declined 13.9% in the calendar year.
     After showing a small net gain in the first half of 2007 (+1.5%), the Fund was caught in the second-half downdraft that hit both smaller companies and financial stocks in all asset classes especially hard. However, RFS acquitted itself well during the year’s last six months. The Fund was down 3.1% in the third quarter versus an identical loss for the Russell 2000 and a decline of 4.3% for the financial services component of the Russell 2500 index. When the more broad-based decline of the fourth quarter set in, RFS was down another 3.1%, compared to a loss of 4.6% for its benchmark and a more significant decline of 8.7% for the financial services companies in the Russell 2500. RFS also lost less than the two indices from the small-cap market peak on 7/13/07 through 12/31/07, down 6.7% versus respective declines of 9.9% and 13.6% for the benchmark and the financial services sector of the Russell 2500 index.

     Thus, the Fund’s underperformance versus its benchmark in 2007 was a function of its first-half results. While the entire year was largely inhospitable to financial businesses, we were pleased that RFS held its value best when returns were generally worse. One of our goals in every portfolio that we manage is to lose less during down market phases. We were also pleased with the Fund’s longer-term relative and absolute results. While RFS trailed the Russell 2000 for the one-year period ended 12/31/07, it was ahead of its benchmark for the three-year and since inception (12/31/03) periods ended 12/31/07. The Fund also outpaced the financial services sector of the Russell 2500 index for the one-year, three-year and since inception periods ended 12/31/07. RFS’s average annual total return since inception was 11.3%.

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

GAMCO Investors Cl. A	$76,090

Morningstar	48,189

Westwood Holdings Group	33,059

Waddel & Reed Financial Cl. A	24,583

Epoch Holding Corporation	22,078

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 and December 31, 2016 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Financial Services Fund.

38  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

     Between January and June, mounting anxiety about creditworthiness, spurred by the implosion of the subprime mortgage market, conspired with the negatively sloped yield curve to make trouble for many financial stocks, especially banks and home mortgage businesses. In the second half, especially during the fourth quarter, the subprime contagion spread to the rest of the stock market. The interim period was one characterized by widespread denial of the interconnectedness of our financial system. Losses in one area meant pull-backs in others, which sooner or later made an impact on stock prices throughout much of the market. Equally important were the negative effects of reckless lending, which took place in more than just the residential mortgage area. Financing for leveraged buyouts, commercial real estate, autos and home equity all showed signs of having abandoned saner, more sensible risk evaluation before the subprime crisis forced people to take stock of their practices. It seems unquestionable now that risk had never been priced so low.
     Portfolio holdings in the banking industry—the Fund’s second largest at year end—suffered the most significant losses on a dollar basis. We typically seek banks with what we think are sensible and cautious lending habits that we also regard as well-managed businesses. Unfortunately, we departed a bit from that practice with a handful of holdings. Elsewhere in the industry, we have been cautious buyers. We feel fairly sure that a bottom has not yet been reached, so we were actively looking for value at the end of December. Holdings in real estate investment trusts also showed net losses. Friedman, Billings, Ramsey Group suffered the consequences of too much mortgage exposure in its own portfolios and in its merchant banking operations. We sold our position early in January 2008. Elsewhere in the portfolio, we used the second-half freefall of MoneyGram International’s stock price to build a large position. The firm’s solid growth and attractive niche position in money transfer services initially drew our attention.

     One major bright spot in the portfolio was the net gain turned in by holdings in the investment management industry, the Fund’s largest industry at the end of December. Four of the Fund’s “Good Ideas That Worked” came from this industry—GAMCO Investors, Westwood Holdings Group, Waddel & Reed Financial and Epoch Holding.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Friedman, Billings, Ramsey Group Cl. A	$41,929

MoneyGram International	26,183

1st Independence Financial Group	23,769

Cowen Group	20,928

JAFCO	20,066

* Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$902 million

Weighted Average P/E Ratio**		14.3x

Weighted Average P/B Ratio		2.0x

Weighted Average Portfolio Yield		2.2%

Fund Net Assets		$5 million

Turnover Rate		36%

Number of Holdings		107

Symbol
Service Class		RYFSX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.71	-0.07	0.26

Standard Deviation	8.05	10.38	9.67

Beta	0.81	1.09	0.87

*Three years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 42 financial services objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RFS	10.09%	8.05	1.25

Russell 2000	6.80	13.35	0.51

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  39

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*			-6.40%

One-Year			-0.02

Three-Year			8.75

Since Inception (5/3/04)			10.74

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.72%

Net Operating Expenses			1.49

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2007	0.0%	2005	7.3%

2006	19.9

TOP 10 POSITIONS % of Net Assets

SEI Investments			2.3%

AllianceBernstein Holding L.P.			2.3

W.P. Carey & Co.			2.2

Waddel & Reed Financial Cl. A			2.1

Gallagher (Arthur J.) & Co.			2.1

Zenith National Insurance			2.1

Helmerich & Payne			2.0

Reliance Steel & Aluminum			2.0

Westwood Holdings Group			2.0

Gardner Denver			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services			23.8%

Financial Intermediaries			23.5

Natural Resources			14.7

Industrial Products			10.3

Consumer Products			6.3

Industrial Services			6.2

Consumer Services			5.2

Utilities			1.4

Miscellaneous			4.8

Cash and Cash Equivalents			3.8

Royce Dividend Value Fund

Managers’ Discussion
With a strong first half of 2007 and reasonable results when stock prices were falling in the second half, Royce Dividend Value Fund (RDV) turned in a respectable performance in a volatile and often difficult calendar year. RDV was down 0.02% in 2007, ahead of its small-cap benchmark, the Russell 2000, which declined 1.6% for the same period. Between January and March, RDV was up 2.6%, narrowly outpacing the small-cap index, which gained 2.0% during the same period. When stock prices rose even higher in the second quarter, the Fund gained 4.1%, slightly trailing the 4.4% return for the Russell 2000.
     The arrival of market volatility and share price declines meant negative returns. RDV was down 1.8% in the third quarter, again outperforming its benchmark, which was down 3.1%. Generally more dramatic declines came during the fourth quarter, a period in which the Fund lost 4.7% compared to a loss of 4.6% for the small-cap index, narrowly trailing the Russell 2000 as it did in the second quarter. Although it represents a short-term period, we were pleased with the Fund’s results from the small-cap peak on 7/13/07 through 12/31/07, when RDV was down 8.5% versus a 9.9% loss for the small-cap index. Of greater significance to us were the Fund’s returns over longer-term time periods. Although RDV’s opening performance period has not yet exposed the Fund to a long-term market cycle that includes both up and down periods, we were satisfied with the Fund’s results. RDV outperformed the Russell 2000 for the one-year, three-year and since inception (5/3/04) periods ended 12/31/07.The Fund’s average annual total return since inception was 10.7%.

     Holdings in the Financial Intermediaries sector showed the most significant dollar-based losses, with the most costly declines coming from the banking and, more seriously, real estate investment trust areas. In the latter industry, businesses were hit hard owing to the bursting housing bubble and related subprime crisis and credit crunch. Quadra Realty Trust mostly avoided subprime contagion in its business, but its position as a mostly residential real estate finance company in a radically unfavorable climate for both real estate and debtors led us to sell our shares in the Fund’s portfolio in December. We made a similar decision with real estate investment trust, Friedman, Billings, Ramsey Group. The firm suffered
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Chaparral Steel	$48,382

Perrigo Company	48,029

Westwood Holdings Group	43,706

Raven Industries	41,178

Waddel & Reed Financial Cl. A	38,861

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 and December 31, 2015 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Dividend Value Fund.

40  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

the consequences of too much mortgage exposure in its own portfolios and in its merchant banking operations. Although we increased our position in the first half in the hope that the firm could right itself, we changed course when considering the severity of the housing bubble. We sold our position in RDV’s portfolio in November.
     We typically seek banks with what we think are sensible and cautious lending habits and that we also regard as well-managed businesses. Unfortunately, we departed a bit from that practice because we saw strong growth potential in W Holding Company. Both the bank and investors in its stock paid the price for its aggressive lending practices, which made it clear that we had at least temporarily misjudged the firm’s credit culture. We sold our shares in November. Elsewhere in the portfolio, we used the second-half freefall of MoneyGram International’s stock price to build a position. The firm’s solid growth and attractive niche position in money transfer services initially drew our attention. Retail stores were also loss leaders in 2007. After selling our position in the portfolio in early November, we re-initiated a position in women’s clothing retailer The Dress Barn later that month. Its strong balance sheet and savvy management have long made it an attractive business.
     The Natural Resources, Industrial Products and Financial Services sectors posted the highest dollar-based net gains. Chaparral Steel specializes in structural steel and steel bar products for North American markets. The worldwide boom in construction helped its earnings to improve, which seemed to create a magnetic attraction of investors to its stock. In September, the firm was taken over by a larger competitor. We sold our remaining position in August as the takeover announcement helped its stock price to climb. Investment management was a top-gaining area on a dollar basis in 2007. It’s a business that we think we know well, and two of the Fund’s better performers, Westwood Holdings Group and Waddel & Reed Financial, came from that group. Each was a top-ten position at the end of December. Strong performances came from other sectors as well. Perrigo Company runs what we think is a well-managed business in over-the-counter, store-brand and prescription drugs. Surprisingly strong fiscal first-quarter income gave its stock price a shot in the arm, prompting us to sell our shares in December.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Quadra Realty Trust	$63,232

Friedman, Billings, Ramsey Group Cl. A	62,968

Dress Barn (The)	45,643

MoneyGram International	42,869

W Holding Company	35,231

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,391 million

Weighted Average P/E Ratio**		12.3x

Weighted Average P/B Ratio		2.0x

Weighted Average Portfolio Yield		3.3%

Fund Net Assets		$6 million

Turnover Rate		126%

Number of Holdings		83

Symbol
Investment Class		RDVIX
Service Class		RYDVX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RDV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.52	0.27	0.72

Standard Deviation	8.91	12.63	10.76

Beta	1.01	1.35	1.11

*Three years ended 12/31/07. Category Median and Best Decile Breakpoint based on 362 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDV	8.75%	8.91	0.98

Russell 2000	6.80	13.35	0.51

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders | 41

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*	-8.03%

One-Year	1.44

Since Inception (12/29/06)	1.44

ANNUAL EXPENSE RATIO

Operating Expenses	1.69%

* Not annualized.

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton	2.7%

Vaisala Cl. A	2.7

Beneteau	2.6

Alten	2.4

Rational	2.4

Pfeiffer Vacuum Technology	2.4

CapMan Cl. B	2.3

Manitou BF	2.0

Deutsche Beteiligungs	2.0

Takkt	1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	26.7%

Consumer Products	16.9

Financial Services	10.3

Technology	9.7

Industrial Services	7.2

Consumer Services	5.5

Financial Intermediaries	4.2

Natural Resources	4.2

Health	0.6

Cash and Cash Equivalents	14.7

Royce European Smaller-Companies Fund

Manager’s Discussion
It wasn’t just the U.S. small-cap market that endured bouts of high volatility in 2007, something made clear by the performance of Royce European Smaller Companies Fund (RES). The Fund finished the year with a 1.4% gain, just behind the 2.5% return of its international benchmark, the MSCI Europe Small Cap Index. RES enjoyed a fast start in the first half of the year, up 10.3% during a time when many stock markets in developed nations were posting positive results. The Fund gained 5.2% in the first quarter versus a 7.5% return for its benchmark. When equity prices generally moved higher during the second quarter, the Fund’s performance cooled a bit. Though its 4.9% return was solid, the Fund trailed the MSCI Europe Small Cap Index, which was up 5.5% for the same period.
       When the subprime crisis began to hurt U.S. stock prices in earnest, the Fund also felt the effects, experiencing down months in July and August, and finishing the third quarter with a loss of 2.6%. Similarly, when the U.S. equity markets went through a more broad-based decline in November, RES also saw losses that made an impact on its quarterly results. The Fund was down 5.6% in the fourth quarter. The Fund thus lost 8.0% in the second half versus a decline of 9.6% for its European small-cap benchmark. RES’s average annual total return since inception (12/29/06) matched its one-year return of 1.4%.

     During its first year of operation, we sought to populate the portfolio with international companies in industries that we believe we know well, with a focus on the more developed markets in Western Europe. These actions explain the Fund’s choice of a benchmark, as well as two more important issues: our decision to change the Fund’s name from Royce International Smaller Companies Fund concurrent with a change in investment policy effective 2/15/08—as of that date, the Fund will be required to invest at least 80% of its net assets in equity securities of European companies with market caps up to $5 billion.
     Throughout 2007, we saw large numbers of potential candidates in the European and international markets and were pleased that several holdings posted significant dollar-based gains through 2007’s difficult second half. One of the first half’s top net gainers remained a winner for the full year. ElringKlinger is a

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

ElringKlinger	$53,299

Boskalis Westminster	39,066

Burren Energy	23,726

Astral Foods	23,545

Exel Industries Cl. A	17,126

*Includes dividends

German automotive equipment maker whose share price revved up thanks in part to recent earnings strength. Its dominance of gasket manufacture in the European automotive market was helped by what we view as a decided technological advantage over its competitors. While we made a slight trim to our stake in November, we

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s estimated total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% through December 31, 2010.

42 | The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

liked the company’s fundamentals, as well as its devotion to research and development at the end of the year. Boskalis Westminster is a Dutch firm involved in harbor dredging (something geography has made a Dutch specialty). As one of the few publicly traded companies in a business requiring a great deal of capital with high barriers to entry, it held much appeal for us, especially when combined with what we see as terrific growth prospects in large-scale infrastructure construction. Its Asian business was particularly robust in 2007.
     Of course, the Fund had its share of disappointments, most of which we hope turn out to be short-term. Anima is an Italian asset management company in a country where public investment in mutual funds is still not very popular. Banks remain the leading destination of assets, and saving remains more conventional than investing. Our thought is that this is likely to change over the next several years, and that Anima is well positioned to benefit if and when it does. We were admittedly a bit early in this position, though we continued to build our stake in the teeth of an aggressive (and in our view indiscriminate) small-cap sell-off in Italy. It was the Fund’s eighteenth largest holding at year’s end. We lacked similar confidence in data chip business Option. This Belgian firm’s specialty is data cards for wireless and mobile applications. When rumors surfaced that mega-cap tech businesses would begin embedding their own chips in laptops and cell phones, Option’s stock price plummeted. Equally, if not more important, we thought that its management could have reacted better, leading us to sell our shares in October. Manitou, a French firm whose name roughly translates as, “it handles everything” suffered the dubious distinction of appearing on our “Good Ideas That Worked” list in RES’s

Semiannual Review and Report dated 6/30/07 before making a different list in this report. The company makes industrial vehicles, including concrete mixers, forklifts, all-terrain trucks, access platforms, wheel loaders, and telescopic handlers. Manitou’s products are marketed primarily to the construction, farming, lumber, and waste treatment industries. Softening in the Spanish housing market (whose woes in 2007 were actually worse than those in the U.S.) hurt its stock performance in the second half. Liking its long history as a successful business and its long-term prospects, we more than doubled our position between July and December.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Anima	$61,084

Option	56,696

Manitou	50,185

Landi Renzo	46,627

Piscines Desjoyaux	38,022

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$829 million

Weighted Average P/E Ratio**	12.2x

Weighted Average P/B Ratio	2.7x

Weighted Average Portfolio Yield	3.0%

Fund Net Assets	$9 million

Turnover Rate	47%

Number of Holdings	69

Symbol
Service Class	RISCX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/07).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

France	19.3%

Germany	17.6

Italy	13.3

United Kingdom	8.5

Finland	8.0

South Africa	4.2

Austria	4.0

Belgium	2.3

Netherlands	1.8

Turkey	1.6

Switzerland	1.5

Norway	1.3

Netherlands Antilles	0.8

Sweden	0.8

Ireland	0.3

The Royce Funds 2007 Annual Report to Shareholders | 43

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-Dec 2007*	-1.31%

One-Year	14.28

Since Inception (12/29/06)	14.28

ANNUAL EXPENSE RATIO

Operating Expenses	1.69%

* Not annualized.

TOP 10 POSITIONS % of Net Assets

Endeavour Mining Capital	3.3%

Knight Capital Group Cl. A	3.2

Metal Management	3.2

Silver Standard Resources	3.1

Agnico-Eagle Mines	2.7

Reliance Steel & Aluminum	2.7

Lincoln Electric Holdings	2.6

Pfeiffer Vacuum Technology	2.5

Trican Well Service	2.2

Mayr-Melnhof Karton	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	29.3%

Natural Resources	28.7

Consumer Products	7.9

Financial Services	6.3

Technology	5.1

Financial Intermediaries	4.5

Industrial Services	4.4

Health	1.0

Cash and Cash Equivalents	12.8

Royce Global Value Fund

Manager’s Discussion
Somehow, the portfolio of micro-, small- and mid-cap companies in Royce Global Value Fund (RGV) failed to make international news in 2007, its terrific performance notwithstanding. The Fund gained 14.3% in 2007, ahead of its global small-cap benchmark, the MSCI World Small Cap Index, which finished the year with a 0.8% return. RGV’s strength was consistent during the year’s first half. During the mostly positive first quarter, the Fund was up an impressive 8.2% versus a 5.1% return for its benchmark. When stock prices heated up a bit in the U.S. between April and June, RGV maintained momentum, finishing the second quarter with a gain of 7.0%, compared to 5.1% for the MSCI World Small Cap Index.
       As happy as we were about the Fund’s strong first half, we were just as pleased by how well it held up when share prices in many places endured more volatility and lower returns. In the third quarter, the Fund was up 1.5% versus a loss of 4.1% for the MSCI World Small Cap Index. Although RGV did post a negative return in the fourth quarter, down 2.7%, we were pleased by its resilience in a difficult market. Moreover, the Fund’s result for the second half was a relatively minor loss of 1.3% compared to an 8.8% decline for its global small-cap benchmark. We were, therefore, very pleased with RGV’s results throughout the calendar year. The Fund’s average annual total return since inception (12/29/06) was 14.3%.

     To us, the Fund’s selection universe represents the best of two worlds—a domestic universe in which we still have great confidence and an international arena that we think is a source of enormous potential. This helps to explain the changes we are making to the Fund’s name and investment policy. Effective 2/15/08, the Fund’s name officially changes to Royce Global Value Fund. Its investment policies will also change to require the Fund to invest at least 65% of its net assets in the equity securities of at least three countries, including the United States. As the Fund previously was permitted to invest up to 35% of its net assets in U.S. securities, we do not expect the change in policy to have a significant impact on how the Fund is being managed.
     In the otherwise highly profitable precious metals and mining industry—part of the Fund’s top-performing Natural Resources sector—Gammon Gold

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Agnico-Eagle Mines	$167,976

Dynamic Materials	159,560

Silvercorp Metals	158,623

Fossil	144,581

Schnitzer Steel Industries Cl. A	127,810

*Includes dividends

suffered through the year. The firm’s operational glitches and lower-than-expected production from its Mexican mine drove investors away, though we thought that its operations would improve, especially

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s estimated total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% through December 31, 2010.

44 | The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

with newer management on board. We built our position through the year and were especially active between May and November. We also added to our respective stakes in top-performing mining companies Agnico-Eagle Mines and Silvercorp Metals. Commodity prices of precious metals were mostly flat for much of 2006 and into the summer of 2007. The production and extraction costs associated with mining were also steadily increasing during this period. However, growing global demand for hard assets finally helped commodity prices to rise to a point where more investors began to be attracted to the industry. In addition, concerns about inflation created greater commodity demand. Finally, merger and acquisition activity, as well as consolidation, showed no signs of slowing down at the end of December. For all of these reasons, we remained confident in the ongoing prospects for the industry as the year drew to a close.
     Our “Good Ideas At The Time” list covers those businesses whose purchase made perfect sense to us when we made it, but after a certain time period looked a little-or a lot-less intelligent. Few companies have better epitomized this than KKR Financial. The firm is run by experienced investment bankers whose business plan appealed to our contrarian nature when we first heard it in spring 2007. KKR Financial was ready for the calamitous collapse of the subprime market and related credit crunch. They held ample highest-grade mortgage paper with which to weather the predicted storm. What the firm-and we-failed to account for was how difficult life would be even for parties holding high-quality debt in the current environment. Their mortgage holdings were suddenly devalued and the company’s levered positions only exacerbated its difficulties. We sold our position in December, making it a learning experience that taught us just how serious the market and economy’s problems are. Manitou, a French firm whose name roughly translates as, “it handles everything,” makes industrial vehicles, including concrete mixers, forklifts, all-terrain trucks, access platforms, wheel loaders, and telescopic handlers. Softening in the Spanish housing market (whose woes in 2007 were actually worse than the U.S. housing market) hurt its stock performance in the second half. Liking its long history as a successful business and its long-term prospects, we more than quadrupled our position between May and November.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

KKR Financial	$106,809

Manitou	92,106

Anima	81,801

Knight Capital Group Cl. A	81,362

Gammon Gold	80,166

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,307 million

Weighted Average P/E Ratio**	9.6x

Weighted Average P/B Ratio	2.6x

Weighted Average Portfolio Yield	1.6%

Fund Net Assets	$20 million

Turnover Rate	54%

Number of Holdings	55

Symbol
Service Class	RIVFX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/07).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States	23.8%

Canada	21.7

South Africa	7.6

Germany	6.1

France	5.9

Finland	3.7

Cayman Islands	3.3

Austria	3.2

Brazil	3.1

Turkey	1.7

Mexico	1.6

Belgium	1.5

Netherlands Antilles	1.1

Norway	1.1

British West Indies	1.0

Italy	0.8

The Royce Funds 2007 Annual Report to Shareholders | 45

CUMULATIVE TOTAL RETURNS Through 12/31/07

Fourth Quarter 2007	0.16%

Since Inception (9/28/07)	0.16

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.87%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

NCR Corporation	2.7%

WABCO Holdings	2.5

SEI Investments	1.9

Polo Ralph Lauren Cl. A	1.8

UGI	1.8

Alleghany Corporation	1.7

Alliant Techsystems	1.6

AllianceBernstein Holding L.P.	1.6

Manpower	1.6

Mohawk Industries	1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	13.9%

Financial Intermediaries	8.5

Financial Services	7.3

Industrial Services	7.1

Technology	6.8

Natural Resources	5.0

Consumer Products	3.4

Utilities	3.2

Health	3.0

Consumer Services	2.2

Miscellaneous	4.7

Cash and Cash Equivalents	34.9

Royce SMid-Cap Value Fund

Managers’ Discussion
While long-term results are ultimately what matter most, the first few months of performance for Royce SMid-Cap Value Fund (RSV) were nonetheless encouraging. From its inception on 9/28/07 through 12/31/07, the Fund was up 0.2% compared with the Russell 2500 Index, which fell 4.3% during the same period. More important than the short-term performance story is the fact that we believe we have laid a solid foundation for the portfolio, constructing a diverse group of stocks that have excellent business strengths, high internal rates of return and exhibit above-average prospects, consistent with Royce’s value approach to investing. Our progress toward mid-caps came from a confluence of two factors—our experiences with maturing small-caps and our observation that small- and mid-cap companies were behaving more and more alike.
Over the years, there have been instances in which a small-cap company has migrated into mid-cap territory. When the business fundamentals remain strong and the company’s prospects continue to look promising, we typically choose to hold (or occasionally build, if permitted by prospectus) the position. Our early forays into the mid-cap area began with our observation in the early ’90s that many small-cap stocks were ‘growing up’—that is trading volumes were growing and spreads between bid and ask were shrinking. This change took place in the upper reaches of the smaller company universe, or rather near the line that separates small-cap stocks from their mid-cap peers. As small-cap stocks matured, many of these companies began to look increasingly similar in our eyes to mid-cap stocks. This led us to investigate this mid-cap area more thoroughly.

Of the Fund’s ten equity sectors, dollar-based net gains were strongest in the Industrial Products sector, which was home to three of the five names on the “Good Ideas That Worked”	GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* 9/28/07 Through 12/31/07

	Trane	$5,089

	Copart	2,505

	Waddel & Reed Financial Cl. A	2,155

	Steel Dynamics	2,098

	NCR Corporation	1,988

	*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s estimated gross total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees. Net operating expenses reflect contractual fee waivers and/or reimbursements. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 and December 31, 2010 to the extent necessary to limit net annual operating expenses to no more than 1.49% and 1.99%, respectively.

46 | The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

list. Trane is the leading commercial and third largest residential heating, ventilating and air conditioning (HVAC) manufacturer in the United States. The company holds a highly defensible position in a large, growing, non-discretionary market that was exhibiting strong pricing power. The firm’s acquisition by Ingersoll Rand at a healthy premium was announced in December 2007. Copart is the leading online remarketer of vehicles in the United States, and has been very successful replicating this unique, online business model in the United Kingdom. Steel Dynamics is a leading steel manufacturer that has benefited recently from improved commodity pricing, declining steel imports into the United States due to the declining U.S. dollar and a recent strategic acquisition of a scrap manufacturer.
Net losses were noteworthy in the Consumer Products area. Polo Ralph Lauren is a stock we have owned in other Royce-managed portfolios since 2000. We have long admired the way this company transitioned from a designer to a multi-line consumer company. In the short time that the Fund has owned Ralph Lauren, it has lost on a dollar basis, but we continue to regard it as a well-managed business that boasts a terrific balance sheet and healthy growth prospects. Mohawk Industries is the leading U.S. residential and commercial carpet manufacturer that has performed poorly due to reduced demand (courtesy of the housing bubble) and rising raw material prices. Effective February 15, 2008, the Fund’s name will change from Royce Mid-Cap Value Fund to Royce SMid-Cap Value Fund. The new name reflects a change in the investment policy for the Fund, which will invest at least 80% of its assets in equity securities of companies with market caps between $500 million and $10 billion. While we expect the Fund’s average market capitalization to exceed $2.5 billion, we have chosen to broaden the Fund’s security selection universe to include small-cap companies with market capitalizations between $500 million and $2.5 billion.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* 9/28/07 Through 12/31/07

Mohawk Industries	$1,847

Polo Ralph Lauren Cl. A	1,656

Manpower	1,624

Jefferies Group	1,502

DreamWorks Animation Cl. A	1,488

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4.002 million

Weighted Average P/E Ratio**	18.3x

Weighted Average P/B Ratio	2.7x

Weighted Average Portfolio Yield	1.0%

Fund Net Assets	$1 million

Turnover Rate	17%

Number of Holdings	63

Symbol
Service Class	RMVSX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/07).

The Royce Funds 2007 Annual Report to Shareholders | 47

Schedules of Investments

Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 96.9%

Consumer Products – 5.2%
Apparel, Shoes and Accessories - 1.2%
Kenneth Cole Productions Cl. A	378,150	$6,613,843
Columbia Sportswear	147,500	6,503,275
Fossil [a]	4,300	180,514
Jones Apparel Group	90,700	1,450,293
K-Swiss Cl. A	1,014,300	18,358,830
Polo Ralph Lauren Cl. A	37,310	2,305,385
†Quiksilver [a,c]	53,600	459,888
Shoe Pavilion [a,c]	120,000	127,200
Timberland Company Cl. A [a,c]	20,000	361,600
Volcom [a]	920	20,268
Warnaco Group (The) [a,c]	31,300	1,089,240
Weyco Group [b]	590,500	16,238,750
Wolverine World Wide	9,500	232,940

		53,942,026

Collectibles - 0.3%
RC2 Corporation [a]	354,490	9,950,534
Russ Berrie & Company [a,c]	367,700	6,015,572

		15,966,106

Consumer Electronics - 0.2%
Sonic Solutions [a,c]	882,300	9,167,097

Food/Beverage/Tobacco - 0.1%
J.M. Smucker Company (The)	27,200	1,399,168

Health, Beauty and Nutrition - 0.4%
Nu Skin Enterprises Cl. A	1,092,633	17,951,960

Home Furnishing and Appliances - 1.5%
American Woodmark	530,219	9,639,381
Ethan Allen Interiors	1,079,500	30,765,750
Furniture Brands International	512,600	5,156,756
†Mohawk Industries [a,c]	1,930	143,592
National Presto Industries	12,512	658,882
Natuzzi ADR [a]	2,096,300	9,852,610
Stanley Furniture [b]	764,924	9,179,088

		65,396,059

Sports and Recreation - 1.4%
Arctic Cat	53,500	638,790
Monaco Coach	751,800	6,675,984
Polaris Industries	111,200	5,312,024
Thor Industries	750,700	28,534,107
Winnebago Industries	948,300	19,933,266

		61,094,171

Other Consumer Products - 0.1%
NexCen Brands [a,c]	213,900	1,035,276

Total (Cost $239,099,471)		225,951,863

Consumer Services – 5.2%
Leisure and Entertainment - 0.7%
Carmike Cinemas [b]	692,100	5,024,646
Dover Downs Gaming & Entertainment	75,783	852,559
†DreamWorks Animation SKG Cl. A [a,c]	319,690	8,164,883
International Speedway Cl. A	198,200	8,161,876
Multimedia Games [a,c]	908,900	7,580,226
†Premier Exhibitions [a,c]	55,100	602,794

		30,386,984

Media and Broadcasting - 0.1%
Westwood One	1,169,800	2,327,902

	SHARES	VALUE
Online Commerce - 0.1%
Insight Enterprises [a]	170,200	$3,104,448

Restaurants and Lodgings - 0.4%
Bob Evans Farms	17,294	465,727
CBRL Group	178,551	5,783,267
CEC Entertainment [a]	478,206	12,414,228
†Cosi [a,c]	240,400	538,496
IHOP	35,485	1,298,041
†Jamba [a,c]	102,800	380,360

		20,880,119

Retail Stores - 3.9%
America’s Car-Mart [a]	465,100	5,837,005
AnnTaylor Stores [a,c]	35,000	894,600
BJ’s Wholesale Club [a,c]	249,400	8,437,202
Barnes & Noble	6,820	234,949
Big Lots [a]	7,417	118,598
Buckle (The)	491,178	16,208,874
CarMax [a,c]	350,000	6,912,500
Cato Corporation Cl. A	1,240,650	19,428,579
Charlotte Russe Holding [a]	521,400	8,420,610
Charming Shoppes [a,c]	1,668,500	9,026,585
Collective Brands [a,c]	62,600	1,088,614
Cost Plus [a,c]	172,477	748,550
DSW Cl. A [a,c]	69,400	1,301,944
Dollar Tree Stores [a,c]	121,750	3,155,760
Dress Barn (The) [a,c]	1,649,400	20,633,994
Family Dollar Stores	55,615	1,069,476
Finish Line (The) Cl. A [c]	415,400	1,005,268
Longs Drug Stores	18,600	874,200
The Men’s Wearhouse	186,200	5,023,676
Monro Muffler Brake	9,400	183,206
†New York & Company [a,c]	165,100	1,053,338
Pep Boys-Manny, Moe & Jack	125,800	1,444,184
Pier 1 Imports [a,c]	3,758,000	19,654,340
Ross Stores	98,300	2,513,531
Talbots	473,450	5,596,179
Tiffany & Co.	515,000	23,705,450
Tuesday Morning	557,333	2,825,678
Weis Markets	90,700	3,622,558
Wet Seal (The) Cl. A [a,c]	655,600	1,527,548

		172,546,996

Total (Cost $277,699,917)		229,246,449

Financial Intermediaries – 8.5%
Banking - 0.9%
BOK Financial	464,500	24,014,650
Boston Private Financial Holdings	642,300	17,393,484

		41,408,134

Insurance - 3.5%
Alleghany Corporation [a]	81,275	32,672,550
AmCOMP [a,c]	323,800	3,027,530
Amerisafe [a,c]	49,300	764,643
Argo Group International Holdings [a]	117,360	4,944,377
Aspen Insurance Holdings	302,300	8,718,332
Assured Guaranty	183,900	4,880,706
Baldwin & Lyons Cl. B	320,527	8,801,671
CNA Surety [a]	21,295	421,428
EMC Insurance Group	150,500	3,562,335
Erie Indemnity Cl. A	261,000	13,543,290

48	|	The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Harleysville Group	78,300	$2,770,254
Horace Mann Educators	109,508	2,074,082
Markel Corporation [a]	500	245,550
†Meadowbrook Insurance Group [a,c]	774,328	7,286,426
Mercury General	2,300	114,563
ProAssurance Corporation [a]	389,954	21,416,274
RLI	109,131	6,197,549
RenaissanceRe Holdings	6,400	385,536
Security Capital Assurance	254,600	990,394
Stewart Information Services	116,600	3,042,094
Transatlantic Holdings	24,900	1,809,483
†United America Indemnity [a,c]	329,000	6,553,680
United Fire & Casualty	84,800	2,466,832
Wesco Financial	15,708	6,393,156
Zenith National Insurance	205,850	9,207,671

		152,290,406

Real Estate Investment Trusts - 0.1%
Capital Trust Cl. A	219,400	6,724,610

Securities Brokers - 3.0%
E*TRADE Financial [a,c]	250,000	887,500
†GFI Group [a,c]	145,000	13,879,400
Greenhill & Co.	70,000	4,653,600
†Interactive Brokers Group Cl. A [a,c]	254,700	8,231,904
†International Assets Holding [a]	16,650	449,384
Jefferies Group	761,500	17,552,575
†KBW [a,c]	158,200	4,048,338
Knight Capital Group Cl. A [a]	1,921,600	27,671,040
Lazard Cl. A	619,700	25,209,396
†Penson Worldwide [a,c]	50,000	717,500
Piper Jaffray [a,c]	361,100	16,726,152
†Stifel Financial [a,c]	106,000	5,572,420
†Thomas Weisel Partners Group [a,c]	365,853	5,023,162

		130,622,371

Securities Exchanges - 0.6%
TSX Group	454,100	24,293,510

Other Financial Intermediaries - 0.4%
KKR Financial	1,155,007	16,227,848

Total (Cost $321,737,649)		371,566,879

Financial Services – 8.7%
Diversified Financial Services - 1.1%
†FCStone Group [a]	339,150	15,611,075
MarketAxess Holdings [a,c]	249,100	3,195,953
MoneyGram International	1,427,000	21,932,990
Portfolio Recovery Associates	202,503	8,033,294

		48,773,312

Information and Processing - 1.7%
Interactive Data	260,500	8,599,105
Morningstar [a,c]	368,200	28,627,550
PRG-Schultz International [a,c]	54,900	470,493
SEI Investments	1,209,950	38,924,092

		76,621,240

Insurance Brokers - 1.2%
†eHealth [a]	194,600	6,248,606
†Enstar Group [a,c]	54,400	6,659,648
Gallagher (Arthur J.) & Co.	668,900	16,180,691
Health Benefits Direct [a]	319,200	593,712
	SHARES	VALUE
Hilb Rogal & Hobbs	549,400	$22,289,158

		51,971,815

Investment Management - 4.6%
AGF Management Cl. B	820,100	24,172,156
Affiliated Managers Group [a,c]	227,600	26,733,896
AllianceBernstein Holding L.P.	918,900	69,147,225
Cohen & Steers	403,570	12,094,993
Federated Investors Cl. B	606,200	24,951,192
GAMCO Investors Cl. A	142,100	9,833,320
Waddell & Reed Financial Cl. A	860,100	31,041,009
Westwood Holdings Group	98,400	3,699,840

		201,673,631

Special Purpose Acquisition Corporations - 0.1%
†General Finance [a,c]	64,500	585,660

Total (Cost $309,077,455)		379,625,658

Health – 7.0%
Commercial Services - 0.1%
Owens & Minor	145,000	6,152,350

Drugs and Biotech - 2.0%
Alpharma Cl. A [a,c]	81,200	1,636,180
Applera Corporation- Celera Group [a]	446,300	7,082,781
Caraco Pharmaceutical Laboratories [a,c]	31,680	543,312
†Cephalon [a,c]	50,000	3,588,000
†Emergent Biosolutions [a,c]	833,100	4,215,486
Endo Pharmaceuticals Holdings [a]	306,830	8,183,156
Hi-Tech Pharmacal [a,b]	679,553	6,598,460
Invitrogen Corporation [a,c]	11,300	1,055,533
Lexicon Pharmaceuticals [a]	1,497,400	4,537,122
Luminex Corporation [a,c]	32,200	522,928
Myriad Genetics [a,c]	155,000	7,195,100
Origin Agritech [a]	256,700	1,696,787
Perrigo Company	983,009	34,415,145
†Regeneron Pharmaceuticals [a,c]	100,000	2,415,000
Sciele Pharma [a,c]	31,200	638,040
Strategic Diagnostics [a]	144,438	777,076
ViroPharma [a,c]	82,800	657,432
Zila [a]	1,633,500	1,584,495

		87,342,033

Health Services - 1.6%
Accelrys [a]	30,000	225,900
†Advisory Board [a,c]	50,000	3,209,500
†Alliance Imaging [a,c]	118,900	1,143,818
Cross Country Healthcare [a]	481,300	6,853,712
†HLTH Corporation [a,c]	100,000	1,340,000
Healthcare Services Group	434,850	9,210,123
HealthSouth Corporation [a,c]	815,000	17,115,000
Hooper Holmes [a]	2,392,970	4,115,908
Lincare Holdings [a,c]	374,100	13,153,356
On Assignment [a,c]	85,000	595,850
U.S. Physical Therapy [a,b]	933,575	13,415,473

		70,378,640

Medical Products and Devices - 2.3%
†CAS Medical Systems [a,c]	124,100	682,550
†CONMED Corporation [a,c]	92,532	2,138,415
Cutera [a,c]	84,700	1,329,790
Golden Meditech	360,900	159,924
Hillenbrand Industries	6,575	366,425

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders	|	49

Schedules of Investments

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
†Home Diagnostics [a,c]	667,916	$5,456,874
†ICU Medical [a,c]	53,000	1,908,530
IDEXX Laboratories [a,c]	365,170	21,409,917
†Immucor [a,c]	74,818	2,543,064
Invacare Corporation	366,400	9,233,280
†Palomar Medical Technologies [a,c]	257,000	3,937,240
†Patterson Companies [a,c]	7,900	268,205
†Quidel [a,c]	25,000	486,750
STERIS Corporation	436,536	12,589,698
Syneron Medical [a]	69,200	925,204
†Techne Corporation [a,c]	84,845	5,604,012
Thoratec Corporation [a]	366,600	6,668,454
†Ventana Medical Systems [a]	50,000	4,361,500
Vital Signs	331,195	16,930,688
Young Innovations	222,550	5,321,171

		102,321,691

Personal Care - 1.0%
Inter Parfums	900,500	16,181,985
Nutraceutical International [a,b]	824,810	10,928,733
Regis Corporation	480,900	13,445,964
USANA Health Sciences [a,c]	24,800	919,584

		41,476,266

Total (Cost $262,632,347)		307,670,980

Industrial Products – 17.5%
Automotive - 1.6%
Copart [a]	904,100	38,469,455
Dorman Products [a]	557,460	7,966,103
Gentex Corporation	410,900	7,301,693
†Miller Industries [a,c]	293,600	4,019,384
Noble International	58,100	947,611
Strattec Security	150,000	6,214,500
Superior Industries International	50,000	908,500
Wescast Industries Cl. A	373,700	3,315,721

		69,142,967

Building Systems and Components - 1.4%
AAON	188,775	3,741,520
†Armstrong World Industries [a,c]	38,400	1,540,224
Drew Industries [a,c]	239,000	6,548,600
NCI Building Systems [a]	220,600	6,351,074
Preformed Line Products	189,786	11,292,267
Simpson Manufacturing	1,158,200	30,796,538

		60,270,223

Construction Materials - 0.4%
Ash Grove Cement	50,018	12,554,518
Eagle Materials	136,700	4,850,116
†Owens Corning [a,c]	50,000	1,011,000

		18,415,634

Industrial Components - 1.5%
Bel Fuse Cl. B	166,901	4,885,192
CLARCOR	531,700	20,188,649
†Genlyte Group (The) [a]	25,000	2,380,000
PerkinElmer	848,600	22,080,572
Powell Industries [a]	317,000	13,970,190
Watts Water Technologies Cl. A	94,745	2,823,401

		66,328,004

	SHARES	VALUE
Machinery - 7.2%
Applied Industrial Technologies	633,100	$18,372,562
Burnham Holdings Cl. A	117,964	1,704,580
Cascade Corporation	50,000	2,323,000
Coherent [a]	423,500	10,617,145
Diebold	326,300	9,456,174
Eagle Test Systems [a,c]	951,231	12,156,732
†EnPro Industries [a,c]	56,400	1,728,660
Franklin Electric	481,800	18,438,486
†Gardner Denver [a,c]	523,200	17,265,600
Graco	580,050	21,612,663
Hurco Companies [a]	7,100	309,915
IDEX Corporation	222,500	8,038,925
Kennametal	112,360	4,253,950
Lincoln Electric Holdings	528,586	37,624,751
Mueller Water Products Cl. A	131,200	1,249,024
National Instruments	859,400	28,643,802
Nordson Corporation	336,000	19,474,560
Oshkosh Truck	6,900	326,094
Regal-Beloit	58,200	2,616,090
Rofin-Sinar Technologies [a]	756,708	36,405,222
Tennant Company	355,800	15,758,382
Trinity Industries	48,500	1,346,360
Woodward Governor	644,016	43,760,887

		313,483,564

Metal Fabrication and Distribution - 2.9%
Castle (A.M.) & Co.	34,900	948,931
Commercial Metals	52,700	1,552,015
Gibraltar Industries	421,212	6,495,089
Haynes International [a,c]	86,873	6,037,674
Insteel Industries	125,680	1,474,226
Kaydon Corporation	59,600	3,250,584
Metal Management	502,800	22,892,484
Quanex Corporation	255,400	13,255,260
Reliance Steel & Aluminum	157,296	8,525,443
Schnitzer Steel Industries Cl. A	493,000	34,081,090
†Sims Group [e]	22,440	525,892
Steel Dynamics	218,100	12,992,217
Universal Stainless & Alloy Products [a,b,c]	372,743	13,258,469

		125,289,374

Miscellaneous Manufacturing - 1.3%
Brady Corporation Cl. A	710,700	24,938,463
Carlisle Companies	11,015	407,885
HNI Corporation	228,700	8,018,222
Matthews International Cl. A	13,190	618,215
Mettler-Toledo International [a]	171,300	19,493,940
Smith (A.O.) Corporation	14,500	508,225
Teleflex	57,700	3,635,677

		57,620,627

Paper and Packaging - 0.3%
AptarGroup	50,000	2,045,500
Greif Cl. A	150,000	9,805,500
†Pactiv Corporation [a,c]	50,000	1,331,500

		13,182,500

Specialty Chemicals and Materials - 0.9%
Balchem Corporation	52,575	1,176,628
Cabot Corporation	325,000	10,835,500
International Flavors & Fragrances	100,000	4,813,000

50	|	The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
†OM Group [a]	50,000	$2,877,000
Sensient Technologies	50,000	1,414,000
Westlake Chemical	1,037,600	19,704,024

		40,820,152

Total (Cost $589,022,543)		764,553,045

Industrial Services – 11.5%
Advertising and Publishing - 0.6%
†Getty Images [a,c]	7,500	217,500
Interpublic Group of Companies [a,c]	100,000	811,000
Journal Communications Cl. A	37,600	336,144
Journal Register	336,900	592,944
Scholastic Corporation [a,c]	571,825	19,950,974
ValueClick [a,c]	194,526	4,260,119

		26,168,681

Commercial Services - 6.5%
Administaff	382,975	10,830,533
Barrett Business Services [b]	628,301	11,315,701
CRA International [a,b,c]	550,350	26,202,163
Collectors Universe	41,687	514,418
Corinthian Colleges [a]	323,700	4,984,980
Electro Rent	192,000	2,851,200
FTI Consulting [a,c]	157,000	9,677,480
Fiserv [a,c]	1,850	102,657
Forrester Research [a]	257,700	7,220,754
Grupo Aeroportuario del Pacifico ADR	160,000	7,140,800
†Headwaters [a,c]	65,300	766,622
Heidrick & Struggles International	492,913	18,292,001
Hewitt Associates Cl. A [a]	806,900	30,896,201
†Hudson Highland Group [a,c]	127,200	1,069,752
ITT Educational Services [a]	10,320	879,986
Jackson Hewitt Tax Service	3,600	114,300
†Kforce [a,c]	819,300	7,988,175
Korn/Ferry International [a,c]	916,888	17,255,832
Landauer	135,000	6,999,750
LECG Corporation [a]	1,166,848	17,572,731
Lincoln Educational Services [a]	31,591	465,020
MPS Group [a,c]	925,100	10,120,594
Manpower	75,000	4,267,500
MAXIMUS	108,300	4,181,463
Navigant Consulting [a,c]	45,200	617,884
RCM Technologies [a]	179,500	1,055,460
SM &A [a,b]	1,001,047	5,836,104
Sotheby’s	446,400	17,007,840
Steiner Leisure [a,c]	8,045	355,267
TeleTech Holdings [a,c]	69,700	1,482,519
TrueBlue [a,c]	1,159,440	16,788,691
Universal Technical Institute [a]	879,200	14,946,400
Viad Corporation	52,400	1,654,792
†Volt Information Sciences [a,c]	79,700	1,455,322
Watson Wyatt Worldwide Cl. A	471,865	21,899,255
Wright Express [a,c]	20,000	709,800

		285,519,947

Engineering and Construction - 1.0%
Exponent [a]	254,693	6,886,899
HLS Systems International [a,c]	96,300	858,996
†Integrated Electrical Services [a]	530,556	9,969,147
	SHARES	VALUE
†KBR [a]	368,450	$14,295,860
†NVR [a,c]	22,000	11,528,000

		43,538,902

Food and Tobacco Processors - 0.3%
Sanderson Farms	200,000	6,756,000
Zapata Corporation [a,b]	1,009,600	7,390,272

		14,146,272

Industrial Distribution - 1.8%
MSC Industrial Direct Cl. A	362,200	14,658,234
Mine Safety Appliances	445,000	23,082,150
Ritchie Bros. Auctioneers	527,400	43,615,980

		81,356,364

Printing - 0.1%
Courier Corporation	10,551	348,289

Transportation and Logistics - 1.2%
Arkansas Best	519,500	11,397,830
†Atlas Air Worldwide Holdings [a,c]	21,600	1,171,152
Heartland Express	611,800	8,675,324
Landstar System	380,300	16,029,645
Patriot Transportation Holding [a]	80,800	7,452,184
Universal Truckload Services [a]	524,051	10,040,817

		54,766,952

Total (Cost $467,445,848)		505,845,407

Natural Resources – 13.2%
Energy Services - 5.9%
CE Franklin [a]	109,140	709,410
Calfrac Well Services	127,300	2,272,685
Carbo Ceramics	544,300	20,247,960
Ensign Energy Services	2,288,600	35,362,632
†Exterran Holdings [a,c]	129,552	10,597,354
Helmerich & Payne	340,900	13,659,863
ION Geophysical [a,c]	746,700	11,782,926
Lufkin Industries	5,526	316,585
Oil States International [a,c]	943,300	32,185,396
Pason Systems	1,967,700	24,901,538
Patterson-UTI Energy	480,200	9,373,504
Pioneer Drilling [a,c]	323,400	3,841,992
Precision Drilling Trust	255,100	3,869,867
RPC	1,238,884	14,507,332
SEACOR Holdings [a,c]	204,600	18,974,604
Superior Well Services [a]	753,280	15,984,602
Tidewater	33,600	1,843,296
Trican Well Service	1,580,800	30,800,734
†Trico Marine Services [a,c]	25,000	925,500
Willbros Group [a,c]	175,400	6,716,066

		258,873,846

Oil and Gas - 2.9%
Bill Barrett [a]	109,500	4,584,765
Cano Petroleum [a,c]	70,200	483,678
Cimarex Energy	619,938	26,365,963
Crosstex Energy	512,000	19,066,880
Edge Petroleum [a]	276,900	1,642,017
†Grey Wolf [a,c]	1,712,500	9,127,625
Mariner Energy [a,c]	724,200	16,569,696
PetroCorp [a,d]	210,800	0
St. Mary Land & Exploration	535,300	20,667,933
Unit Corporation [a]	657,190	30,395,038

		128,903,595

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders	|	51

Schedules of Investments

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining - 3.8%
Agnico-Eagle Mines	656,100	$35,842,743
AMCOL International	6,100	219,783
Eldorado Gold [a]	1,989,400	11,538,520
Golden Star Resources [a,c]	1,675,300	5,293,948
Hecla Mining [a,c]	1,799,300	16,823,455
International Coal Group [a,c]	1,209,640	6,483,670
Ivanhoe Mines [a,c]	1,829,700	19,632,681
Kingsgate Consolidated	69,447	282,461
Minefinders Corporation [a,c]	587,700	6,641,010
Northgate Minerals [a]	138,900	420,867
Pan American Silver [a,c]	336,100	11,739,973
Silver Standard Resources [a,c]	773,100	28,241,343
†Yamana Gold	1,722,291	22,286,446

		165,446,900

Real Estate - 0.6%
The St. Joe Company [c]	689,635	24,488,939

Total (Cost $387,023,318)		577,713,280

Technology - 15.4%
Aerospace and Defense - 0.8%
†AerCap Holdings [a,c]	50,000	1,043,500
†Alliant Techsystems [a,c]	3,420	389,059
†Ceradyne [a,c]	36,900	1,731,717
Curtiss-Wright	348,633	17,501,377
FLIR Systems [a,c]	166,800	5,220,840
GenCorp [a]	98,900	1,153,174
HEICO Corporation	20,000	1,089,600
Innovative Solutions and Support [a]	100,000	969,000
Integral Systems	99,076	2,304,508
†Moog Cl. A [a,c]	6,500	297,765
Teledyne Technologies [a,c]	20,000	1,066,600

		32,767,140

Components and Systems - 3.2%
Acacia Research-Acacia Technologies [a,c]	284,840	2,557,863
Analogic Corporation	92,500	6,264,100
Benchmark Electronics [a,c]	823,500	14,600,655
Dionex Corporation [a,c]	272,026	22,540,074
Electronics for Imaging [a,c]	23,900	537,272
Energy Conversion Devices [a]	25,000	841,250
Excel Technology [a]	191,500	5,189,650
Hutchinson Technology [a,c]	72,100	1,897,672
Logitech International [a,c]	162,800	5,964,992
Nam Tai Electronics	732,940	8,260,234
Newport Corporation [a]	492,800	6,302,912
Plexus Corporation [a]	939,600	24,673,896
†Radiant Systems [a,c]	28,580	492,433
Richardson Electronics	641,363	4,495,955
Rimage Corporation [a,b,c]	562,903	14,607,333
TTM Technologies [a]	300,000	3,498,000
Technitrol	502,335	14,356,734
Vishay Intertechnology [a,c]	32,100	366,261
Zebra Technologies Cl. A [a]	15,700	544,790

		137,992,076

Distribution - 0.1%
Anixter International [a]	48,010	2,989,583
Nu Horizons Electronics [a]	436,800	3,035,760
	SHARES	VALUE
†ScanSource [a,c]	9,600	$310,560

		6,335,903

Internet Software and Services - 0.4%
CNET Networks [a,c]	704,200	6,436,388
eResearch Technology [a]	564,550	6,672,981
iPass [a]	1,564,821	6,353,173

		19,462,542

IT Services - 2.3%
BearingPoint [a,c]	2,506,800	7,094,244
Black Box	239,900	8,677,183
Gartner [a]	744,200	13,068,152
Jack Henry & Associates	107,700	2,621,418
Perot Systems Cl. A [a,c]	2,084,372	28,139,022
SRA International Cl. A [a,c]	792,475	23,338,389
Sapient Corporation [a,c]	1,610,500	14,188,505
Syntel	140,838	5,425,080

		102,551,993

Semiconductors and Equipment - 4.8%
†Actions Semiconductor ADR [a,c]	245,200	1,000,416
Advanced Energy Industries [a,c]	615,844	8,055,240
Cabot Microelectronics [a]	196,000	7,038,360
Cascade Microtech [a]	50,700	516,126
Catalyst Semiconductor [a]	319,800	1,487,070
Cirrus Logic [a,c]	675,900	3,568,752
Cognex Corporation	896,835	18,071,225
Cymer [a,c]	55,500	2,160,615
DSP Group [a,c]	49,500	603,900
Diodes [a]	772,200	23,220,054
Dolby Laboratories Cl. A [a]	585,400	29,106,088
Entegris [a,c]	1,653,000	14,265,390
Exar Corporation [a,c]	824,441	6,570,795
Fairchild Semiconductor International [a]	1,245,600	17,974,008
GSI Group [a]	253,800	2,345,112
International Rectifier [a,c]	291,000	9,885,270
IXYS Corporation [a]	266,600	2,138,132
†MKS Instruments [a,c]	712,720	13,641,461
†Mattson Technology [a,c]	81,600	698,496
Nextest Systems [a]	465,400	9,256,806
OmniVision Technologies [a,c]	301,700	4,721,605
Sanmina-SCI Corporation [a,c]	1,900,000	3,458,000
Semitool [a]	1,177,902	10,224,189
Supertex [a]	40,400	1,264,116
†Techwell [a,c]	96,882	1,066,671
Teradyne [a]	34,700	358,798
Tessera Technologies [a,c]	29,000	1,206,400
†Trident Microsystems [a,c]	911,100	5,976,816
Varian [a,c]	151,392	9,885,898
†Zarlink Semiconductor [a,c]	296,900	213,798
†Zoran Corporation [a,c]	28,900	650,539

		210,630,146

Software - 1.7%
ACI Worldwide [a]	443,637	8,446,848
ANSYS [a,c]	325,400	13,491,084
Aspen Technology [a,c]	28,325	459,431
Digi International [a]	388,644	5,514,858
Digimarc Corporation [a]	122,400	1,079,568
†DivX [a]	89,866	1,258,124
Epicor Software [a,c]	70,500	830,490

52	|	The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Technology (continued)
Software (continued)
Fair Isaac	389,100	$12,509,565
Fundtech [a]	12,000	160,320
MSC.Software [a,c]	265,505	3,448,910
Macrovision Corporation [a,c]	137,600	2,522,208
Manhattan Associates [a,c]	150,000	3,954,000
ManTech International Cl. A [a]	202,500	8,873,550
†MICROS Systems [a,c]	22,912	1,607,506
†OpenTV Cl. A [a,c]	634,044	836,938
PAR Technology [a]	88,900	685,419
Pervasive Software [a,b]	1,511,500	6,091,345
THQ [a,c]	45,500	1,282,645
Trintech Group ADR [a]	220,210	557,131

		73,609,940

Telecommunications - 2.1%
ADTRAN	752,900	16,097,002
Anaren [a,c]	13,600	224,264
Catapult Communications [a,c]	273,000	2,061,150
Comtech Telecommunications [a,c]	206,127	11,132,919
†Endwave Corporation [a,c]	47,021	341,843
Foundry Networks [a]	888,100	15,559,512
Golden Telecom [a,c]	60,000	6,057,000
IDT Corporation Cl. B	150,000	1,267,500
†InterDigital [a,c]	31,800	741,894
KVH Industries [a]	231,000	1,861,860
Level 3 Communications [a,c]	300,000	912,000
NETGEAR [a,c]	523,400	18,669,678
North Pittsburgh Systems [c]	14,520	329,459
Premiere Global Services [a,c]	516,500	7,670,025
†RF Micro Devices [a,c]	273,500	1,561,685
Radyne [a]	761,629	7,006,987
†UCN [a]	118,700	534,150

		92,028,928

Total (Cost $595,002,827)		675,378,668

Miscellaneous [e] – 4.7%
Total (Cost $219,372,007)		206,494,527

TOTAL COMMON STOCKS
(Cost $3,668,113,382)		4,244,046,756

REPURCHASE AGREEMENTS – 3.8%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08, maturity value $40,343,963 (collateralized by obligations of various U.S. Government Agencies, valued at $41,345,700)
(Cost $40,335,000)		40,335,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08, maturity value $125,028,646 (collateralized by obligations of various U.S. Government Agencies, valued at $127,531,732)
(Cost $125,000,000)		125,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $165,335,000)		165,335,000

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 7.7%
Fannie Mae-Notes
4.125%-5.20%
due 11/30/09-9/18/12	$2,399,072	$2,417,632
Federal Home Loan Bank-Bonds
4.00%-5.25%
due 11/28/08-2/6/09	4,300,468	4,363,082
Federal Home Loan Bank-Discount Notes
due 5/2/08	5,990	5,990
Federal National Mortgage Association-Bonds
3.75%-5.50%
due 7/25/08-2/16/12	3,184,037	3,247,397
Federal National Mortgage
Association-Discount Notes
due 1/25/08-3/28/08	1,397,050	1,397,050
Freddie Mac-Discount Notes
due 1/25/08-2/4/08	1,195,728	1,195,728
Freddie Mac-Notes
6.01%
due 4/11/17	118,381	119,979
U.S. Treasury Bonds
2.00%-12.00%
due 8/15/13-4/15/29	2,584,163	2,643,924
U.S. Treasury Notes
0.875%-3.625%
due 11/15/08-7/15/17	10,217,549	10,292,139
U.S. Treasury Strip-Principal
due 11/15/18-11/15/21	177,569	177,569
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		312,300,842

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $338,161,332)		338,161,332

TOTAL INVESTMENTS – 108.4%
(Cost $4,171,609,714)		4,747,543,088

LIABILITIES LESS CASH
AND OTHER ASSETS – (8.4)%		(369,316,165)

NET ASSETS – 100.0%		$4,378,226,923

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders	|	53

Schedules of Investments

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 89.0%

Consumer Products – 4.3%
Apparel, Shoes and Accessories - 1.7%
Jos. A. Bank Clothiers [a,c]	152,900	$4,350,005
LaCrosse Footwear [b]	371,202	6,510,883
Steven Madden [a]	12,167	243,340
True Religion Apparel [a,c]	214,400	4,577,440

		15,681,668

Collectibles - 0.4%
RC2 Corporation [a]	123,900	3,477,873

Food/Beverage/Tobacco - 0.7%
†Asian Citrus Holdings	160,000	1,049,035
Jones Soda [a,c]	309,500	2,302,680
Monterey Gourmet Foods [a,c]	455,230	1,456,736
Reliv International	238,700	1,954,953

		6,763,404

Home Furnishing and Appliances - 0.9%
†AS Creation Tapeten	119,542	8,033,324

Household Products/Wares - 0.1%
†Emak	32,195	248,794

Sports and Recreation - 0.5.%
Arctic Cat	129,200	1,542,648
†Piscines Desjoyaux	45,000	3,694,078

		5,236,726

Total (Cost $37,928,481)		39,441,789

Consumer Services – 3.9%
Leisure and Entertainment - 0.9%
Dover Downs Gaming & Entertainment	144,000	1,620,000
FortuNet [a,c]	225,700	1,814,628
New Frontier Media	873,200	4,802,600

		8,237,228

Restaurants and Lodgings - 0.2%
†City Lodge Hotels	150,000	1,796,315

Retail Stores - 2.8%
A.C. Moore Arts & Crafts [a]	353,500	4,860,625
Buckle (The)	178,850	5,902,050
Cache [a]	462,350	4,318,349
Cato Corporation Cl. A	243,050	3,806,163
Duckwall-ALCO Stores [a,c]	71,072	2,268,618
Finish Line (The) Cl. A [c]	580,100	1,403,842
†Pier 1 Imports [a,c]	610,700	3,193,961

		25,753,608

Total (Cost $33,226,150)		35,787,151

Financial Intermediaries – 6.7%
Banking - 2.0%
Bancorp (The) [a]	173,567	2,336,212
BB Holdings [a]	1,270,814	6,070,012
Canadian Western Bank	322,000	10,228,178

		18,634,402

Insurance - 2.7%
AmCOMP [a,c]	334,500	3,127,575
American Safety Insurance Holdings [a]	246,000	4,833,900
Argo Group International Holdings [a]	143,605	6,050,079
Navigators Group [a]	112,100	7,286,500
United Fire & Casualty	100,000	2,909,000

		24,207,054

	SHARES	VALUE
Securities Brokers - 2.0%
†Brait [e]	1,013,350	$3,853,685
Cowen Group [a,c]	362,400	3,446,424
Sanders Morris Harris Group	547,200	5,608,800
†Thomas Weisel Partners Group [a,c]	419,106	5,754,325

		18,663,234

Total (Cost $42,013,670)		61,504,690

Financial Services – 3.0%
Information and Processing - 0.2%
EDGAR Online [a,c]	566,700	1,926,780

Investment Management - 2.8%
ADDENDA Capital	206,500	4,707,685
†Anima [e]	1,554,038	4,823,493
†CapMan Cl. B [e]	870,854	4,128,339
†Deutsche Beteiligungs [e]	223,000	6,975,152
U.S. Global Investors Cl. A	137,000	2,282,420
Westwood Holdings Group	87,700	3,297,520

		26,214,609

Total (Cost $28,476,877)		28,141,389

Health – 10.3%
Commercial Services - 0.3%
PDI [a,c]	334,200	3,131,454

Drugs and Biotech - 4.1%
Barrier Therapeutics [a,c]	381,400	1,502,716
Cell Genesys [a]	1,052,500	2,420,750
Cerus Corporation [a,c]	592,700	3,858,477
DUSA Pharmaceuticals [a,c]	783,600	1,622,052
Dyax Corporation [a,c]	1,011,184	3,700,933
†Fornix Biosciences [e]	74,201	2,037,587
Lexicon Pharmaceuticals [a]	975,677	2,956,301
Maxygen [a,c]	290,000	2,328,700
Neogen Corporation [a,c]	273,400	7,258,770
Orchid Cellmark [a,c]	1,336,322	6,681,610
†ULURU [a,c]	1,261,700	3,419,207

		37,787,103

Health Services - 1.0%
Bio-Imaging Technologies [a]	477,700	3,874,147
CorVel Corporation [a,c]	101,405	2,334,343
U.S. Physical Therapy [a,c]	231,840	3,331,541

		9,540,031

Medical Products and Devices - 4.6%
Anika Therapeutics [a,c]	197,048	2,861,137
Bruker BioSciences [a]	750,500	9,981,650
Caliper Life Sciences [a]	546,800	3,023,804
Candela Corporation [a,c]	126,766	707,354
Exactech [a]	239,658	4,972,903
†Kensey Nash [a]	39,000	1,166,880
Merit Medical Systems [a]	262,700	3,651,530
NMT Medical [a]	266,200	1,496,044
Possis Medical [a]	198,369	2,892,220
Shamir Optical Industry	221,700	2,217,000
Syneron Medical [a,c]	126,556	1,692,054
Thermage [a,c]	381,500	2,205,070
Young Innovations	223,440	5,342,450

		42,210,096

54	|	The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Health (continued)
Personal Care - 0.3%
Nutraceutical International [a]	223,100	$2,956,075

Total (Cost $89,718,958)		95,624,759

Industrial Products – 10.5%
Automotive - 0.8%
Aftermarket Technology [a]	174,800	4,765,048
†Landi Renzo [a]	675,000	2,223,821

		6,988,869

Building Systems and Components - 1.8%
AAON	287,100	5,690,322
Drew Industries [a]	215,400	5,901,960
LSI Industries	296,850	5,402,670

		16,994,952

Industrial Components - 0.4%
Powell Industries [a]	93,300	4,111,731

Machinery - 2.6%
Eagle Test Systems [a,c]	288,400	3,685,752
†Exel Industries Cl. A	25,141	3,410,573
Key Technology [a]	213,043	7,349,983
T-3 Energy Services [a]	105,403	4,954,995
†Technotrans	182,900	4,555,859

		23,957,162

Metal Fabrication and Distribution - 2.6%
Dynamic Materials	147,400	8,681,860
†Izmir Demir Celik Sanayii [a]	675,000	1,506,358
Olympic Steel	340,800	10,806,768
Samuel Manu-Tech	270,300	2,900,326

		23,895,312

Miscellaneous Manufacturing - 1.7%
GP Strategies [a,c]	444,200	4,730,730
Peerless Manufacturing [a,c]	244,800	10,083,312
Synalloy Corporation	70,700	1,215,333

		16,029,375

Specialty Chemicals and Materials - 0.4%
American Vanguard	184,633	3,203,383

Textiles - 0.2%
†Marimekko	64,212	1,702,455

Total (Cost $61,051,183)		96,883,239

Industrial Services – 13.5%
Commercial Services - 5.0%
Barrett Business Services	125,901	2,267,477
Collectors Universe	368,505	4,547,352
Electro Rent	214,400	3,183,840
†eTelecare Global Solutions ADR [a,c]	366,000	3,034,140
Intersections [a,c]	447,758	3,729,824
†Kforce [a,c]	279,700	2,727,075
LECG Corporation [a]	663,094	9,986,196
Lincoln Educational Services [a,c]	413,296	6,083,717
†Metalico [a,c]	288,000	3,121,920
†PeopleSupport [a,c]	322,813	4,416,082
Willdan Group [a,b,c]	424,900	2,923,312

		46,020,935

Engineering and Construction - 2.9%
Cavalier Homes [a,c]	404,000	787,800
Cavco Industries [a]	233,401	7,898,290
	SHARES	VALUE
Exponent [a]	451,337	$12,204,152
Sterling Construction [a,c]	256,000	5,585,920

		26,476,162

Food and Tobacco Processors - 1.6%
†Imperial Sugar Company	214,800	4,031,796
Omega Protein [a,c]	477,900	4,439,691
†Sipef	3,808	2,219,939
Zapata Corporation [a,c]	584,900	4,281,468

		14,972,894

Printing - 1.1%
CSS Industries	91,000	3,339,700
Courier Corporation	116,732	3,853,323
Ennis	139,500	2,511,000

		9,704,023

Transportation and Logistics - 2.9%
†Euroseas	576,451	7,147,992
Marten Transport [a,c]	455,950	6,360,502
Patriot Transportation Holding [a,c]	88,579	8,169,641
Vitran Corporation Cl. A [a,c]	385,450	5,484,953

		27,163,088

Total (Cost 111,789,030)		124,337,102

Natural Resources – 16.8%
Energy Services - 4.5%
†Boots & Coots International
Well Control [a,c]	1,125,000	1,833,750
†Flotek Industries [a,c]	104,900	3,780,596
Gulf Island Fabrication	148,684	4,714,770
Particle Drilling Technologies [a]	499,500	1,288,710
PetroCorp [a,d]	465,300	0
Pioneer Drilling [a]	269,000	3,195,720
Savanna Energy Services	154,500	2,506,252
Superior Well Services [a]	157,500	3,342,150
TGC Industries [a]	586,528	5,659,995
Tesco Corporation [a]	279,800	8,021,866
Total Energy Services Trust	821,000	4,483,702
World Energy Solutions [a]	3,187,500	2,583,717

		41,411,228

Oil and Gas - 1.9%
†Approach Resources [a,c]	322,000	4,140,920
Bronco Drilling [a]	819,300	12,166,605
†Kodiak Oil & Gas [a,c]	759,500	1,670,900

		17,978,425

Precious Metals and Mining - 9.8%
Alamos Gold [a]	705,600	3,953,562
†Allied Nevada Gold [c]	1,238,570	7,716,291
Central African Gold [a]	2,738,597	1,527,001
†Crosshair Exploration & Mining [a,c]	1,533,700	3,389,477
Eldorado Gold [a,c]	415,000	2,407,000
Endeavour Mining Capital	1,021,000	9,144,982
Endeavour Silver [a,c]	581,900	2,310,143
Entree Gold [a,c]	1,586,700	3,966,750
First Majestic Silver [a,c]	1,058,200	4,932,084
Gammon Gold [a,c]	535,586	4,290,044
Greystar Resources [a]	588,000	3,753,382
Hecla Mining [a]	461,000	4,310,350
†Linear Gold [a,c]	597,200	1,428,028

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders	|	55

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Metallica Resources [a]	946,800	$5,160,060
Midway Gold [a,c]	1,176,800	4,578,664
Miramar Mining [a,c]	621,500	3,903,020
†Red Back Mining [a]	1,019,000	7,320,239
†Rusoro Mining [a,c]	850,100	1,378,145
Silvercorp Metals	612,300	5,819,316
U.S. Gold [a,c]	974,004	2,883,052
†Uranium Resources [a,c]	292,900	3,655,392
Western Copper [a]	2,430,100	2,806,945

		90,633,927

Real Estate - 0.6%
Kennedy-Wilson [a]	124,900	5,270,780

Total (Cost $118,982,739)		155,294,360

Technology – 17.6%
Aerospace and Defense - 2.8%
†Aerovironment [a]	201,830	4,884,286
†American Science & Engineering	74,800	4,244,900
Axsys Technologies [a]	175,000	6,413,750
Ducommun [a]	185,200	7,037,600
Integral Systems	128,197	2,981,862

		25,562,398

Components and Systems - 2.6%
Excel Technology [a,c]	309,500	8,387,450
†LaCie	507,009	4,174,753
TTM Technologies [a]	893,500	10,418,210
†Viscom	104,536	1,380,169

		24,360,582

Distribution - 0.5%
†Diploma	247,672	4,575,213

Internet Software and Services - 1.3%
Answers Corporation [a,c]	243,500	1,655,800
CryptoLogic	150,000	2,632,500
Jupitermedia Corporation [a,c]	704,393	2,690,781
Packeteer [a,c]	338,800	2,087,008
SupportSoft [a,c]	592,900	2,638,405

		11,704,494

IT Services - 0.5%
†Neurones	504,703	4,572,114

Semiconductors and Equipment - 5.9%
Advanced Energy Industries [a]	213,000	2,786,040
Cascade Microtech [a,c]	251,400	2,559,252
CEVA [a]	638,000	7,764,460
†GSI Technology [a,c]	691,800	1,764,090
Ikanos Communications [a]	461,700	2,483,946
Integrated Silicon Solution [a,c]	745,476	4,935,051
Nextest Systems [a]	249,400	4,960,566
PDF Solutions [a]	563,500	5,077,135
†Rubicon Technology [a,c]	104,200	2,474,750
Rudolph Technologies [a,c]	263,900	2,987,348
†Saifun Semiconductors [a]	823,000	7,209,480
Semitool [a]	419,800	3,643,864
†Supertex [a,c]	173,100	5,416,299

		54,062,281

	SHARES	VALUE
Software - 2.4%
†Aero Inventory	242,229	$3,186,926
†Datasul	320,750	3,393,132
Digi International [a]	408,600	5,798,034
Fundtech [a]	188,200	2,514,352
Moldflow Corporation [a,c]	45,400	731,394
NetScout Systems [a]	9,700	123,869
PLATO Learning [a,b]	1,230,000	4,883,100
Renaissance Learning	111,631	1,562,834

		22,193,641

Telecommunications - 1.6%
Anaren [a]	296,000	4,881,040
Atlantic Tele-Network	233,200	7,877,496
KVH Industries [a]	291,500	2,349,490

		15,108,026

Total (Cost $144,180,506)		162,138,749

Miscellaneous [e] – 2.4%
Total (Cost $21,501,351)		22,498,492

TOTAL COMMON STOCKS
(Cost $688,868,945)		821,651,720

REPURCHASE AGREEMENTS – 9.0%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $23,136,140 (collateralized
by obligations of various U.S. Government
Agencies, valued at $23,709,900)
(Cost $23,131,000)		23,131,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $60,013,750 (collateralized
by obligations of various U.S. Government
Agencies, valued at $61,217,642)
(Cost $60,000,000)		60,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $83,131,000)		83,131,000

56	|	The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 7.3%
Fannie Mae-Notes 5.125%
due 7/13/09	$2,496	$2,556
Federal Home Loan Bank-Bonds
4.00%-4.875%
due 3/5/08-2/6/09	163,858	165,945
Federal Home Loan Bank-Discount Notes
due 5/2/08	167,947	167,947
Federal National Mortgage
Association-Discount Notes
due 1/25/08-3/28/08	613,479	613,479
Freddie Mac-Discount Notes
due 1/25/08-2/4/08	178,670	178,670
U.S. Treasury Bonds 2.375%-12.00%
due 8/15/13-2/15/29	515,140	528,431
U.S. Treasury Notes 2.375%
due 4/15/11	3,224	3,239
U.S. Treasury Strip-Principal
due 11/15/18-11/15/27	98,180	98,180
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		65,501,933

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LOANED
(Cost $67,260,380)		67,260,380

TOTAL INVESTMENTS – 105.3%
(Cost $839,260,325)		972,043,100

LIABILITIES LESS CASH AND
OTHER ASSETS – (5.3)%		(48,456,101)

NET ASSETS – 100.0%		$923,586,999

Royce Premier Fund
	SHARES	VALUE
COMMON STOCKS – 88.5%

Consumer Products – 10.9%
Apparel, Shoes and Accessories - 5.3%
Columbia Sportswear	757,600	$33,402,584
Fossil [a,c]	2,840,000	119,223,200
Polo Ralph Lauren Cl. A	819,200	50,618,368
Timberland Company Cl. A [a]	2,893,900	52,321,712

		255,565,864

Health, Beauty and Nutrition - 1.4%
Nu Skin Enterprises Cl. A [b]	4,086,500	67,141,195

Home Furnishing and Appliances - 0.7%
Ethan Allen Interiors	1,152,400	32,843,400

Sports and Recreation - 3.5%
Thor Industries [b]	3,310,500	125,832,105
Winnebago Industries [b]	1,968,400	41,375,768

		167,207,873

Total (Cost $443,783,596)		522,758,332

Consumer Services – 0.4%
Retail Stores - 0.4%
Charming Shoppes [a]	3,890,400	21,047,064

Total (Cost $30,707,026)		21,047,064

Financial Intermediaries – 11.1%
Insurance - 6.2%
Alleghany Corporation [a]	312,312	125,549,424
Erie Indemnity Cl. A	1,249,200	64,820,988
ProAssurance Corporation [a,c]	1,443,449	79,274,219
Wesco Financial	65,680	26,731,760

		296,376,391

Securities Brokers - 1.3%
Knight Capital Group Cl. A [a]	4,445,200	64,010,880

Securities Exchanges - 2.5%
TSX Group	2,184,000	116,839,962

Other Financial Intermediaries - 1.1%
†KKR Financial	3,671,348	51,582,439

Total (Cost $354,137,514)		528,809,672

Financial Services – 2.8%
Information and Processing - 1.6%
Interactive Data	2,269,100	74,902,991

Investment Management - 1.2%
Federated Investors Cl. B	1,459,500	60,073,020

Total (Cost $89,439,716)		134,976,011

Health – 6.1%
Drugs and Biotech - 4.6%
Endo Pharmaceuticals Holdings [a]	3,349,250	89,324,498
Perrigo Company	3,767,900	131,914,179

		221,238,677

Medical Products and Devices - 1.5%
IDEXX Laboratories [a]	1,206,400	70,731,232

Total (Cost $131,482,136)		291,969,909

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 57

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Industrial Products – 20.4%
Automotive - 0.9%
†Copart [a,c]	1,017,000	$43,273,350

Building Systems and Components - 1.9%
Simpson Manufacturing [b]	3,435,400	91,347,286

Machinery - 9.6%
†Gardner Denver [a,c]	2,163,200	71,385,600
Lincoln Electric Holdings [b]	2,769,597	197,139,914
National Instruments	1,741,487	58,043,762
Woodward Governor [b]	1,921,812	130,587,125

		457,156,401

Metal Fabrication and Distribution - 6.3%
†Metal Management [b]	1,570,000	71,482,100
Reliance Steel & Aluminum	2,269,800	123,023,160
Schnitzer Steel Industries Cl. A [b]	1,571,300	108,623,969

		303,129,229

Miscellaneous Manufacturing - 0.5%
Matthews International Cl. A	501,600	23,509,992

Specialty Chemicals and Materials - 1.2%
Westlake Chemical	3,074,500	58,384,755

Total (Cost $600,012,234)		976,801,013

Industrial Services – 6.2%
Commercial Services - 1.3%
Corinthian Colleges [a,c]	4,031,165	62,079,941

Food and Tobacco Processors - 0.8%
†Sanderson Farms [b]	1,191,800	40,259,004

Industrial Distribution - 3.1%
Ritchie Bros. Auctioneers [b]	1,776,200	146,891,740

Transportation and Logistics - 1.0%
Arkansas Best [b]	2,056,902	45,128,430

Total (Cost $199,155,722)		294,359,115

Natural Resources – 16.3%
Energy Services - 5.7%
Ensign Energy Services	7,103,000	109,753,027
Pason Systems	3,096,700	39,189,202
Trican Well Service [b]	6,219,000	121,172,673

		270,114,902

Oil and Gas - 3.6%
Cimarex Energy	1,097,200	46,663,916
Unit Corporation [a,b]	2,733,500	126,424,375

		173,088,291

Precious Metals and Mining - 5.4%
Pan American Silver [a,c]	3,659,019	127,809,534
Silver Standard Resources [a,b,c]	3,563,600	130,178,308

		257,987,842

Real Estate - 1.6%
The St. Joe Company [c]	2,174,550	77,218,271

Total (Cost $483,795,559)		778,409,306

	SHARES	VALUE
Technology – 13.2%
Components and Systems - 3.7%
Benchmark Electronics [a,c]	2,140,000	$37,942,200
Dionex Corporation [a,b]	1,170,500	96,987,630
Zebra Technologies Cl. A [a,c]	1,191,400	41,341,580

		176,271,410

IT Services - 2.6%
Gartner [a]	4,118,400	72,319,104
Perot Systems Cl. A [a,c]	3,770,900	50,907,150

		123,226,254

Semiconductors and Equipment - 3.7%
Cabot Microelectronics [a,b]	1,780,800	63,948,528
Cognex Corporation [b]	2,862,717	57,683,748
†MKS Instruments [a,b]	2,941,910	56,308,157

		177,940,433

Software - 0.8%
Fair Isaac	1,285,100	41,315,965

Telecommunications - 2.4%
ADTRAN	1,353,700	28,942,106
Foundry Networks [a,c]	4,816,900	84,392,088

		113,334,194

Total (Cost $533,226,601)		632,088,256

Miscellaneous [e] – 1.1%
Total (Cost $54,087,518)		50,199,828

TOTAL COMMON STOCKS
(Cost $2,919,827,622)		4,231,418,506

REPURCHASE AGREEMENTS – 11.7%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $139,462,985 (collateralized
by obligations of various U.S. Government
Agencies, valued at $143,928,000)
(Cost $139,432,000)		139,432,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $420,096,250 (collateralized
by obligations of various U.S. Government
Agencies, valued at $428,501,857)
(Cost $420,000,000)		420,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $559,432,000)		559,432,000

58 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 2.6%
Fannie Mae-Notes 5.125%
due 7/13/09	$3,140,017	$3,187,489
Federal Home Loan Bank-Bonds 4.875%
due 3/5/08	18,205,337	18,493,155
Federal National Mortgage
Association-Bonds 3.75%-5.50%
due 7/25/08-2/16/12	423,610	430,328
Freddie Mac-Notes 6.01%
due 4/11/17	71,331	72,295
U.S. Treasury Bonds 2.375%-12.00%
due 8/15/13-4/15/28	24,545,134	25,205,220
U.S. Treasury Notes 1.875%-4.125%
due 4/15/11-7/15/16	4,340,367	4,365,307
U.S. Treasury Strip-Principal
due 11/15/18-11/15/27	10,696,978	10,696,978
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		61,860,505

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $124,311,277)		124,311,277

TOTAL INVESTMENTS – 102.8%
(Cost $3,603,570,899)		4,915,161,783

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.8)%		(131,796,726)

NET ASSETS – 100.0%		$4,783,365,057

Royce Low-Priced Stock Fund
	SHARES	VALUE
COMMON STOCKS – 90.2%

Consumer Products – 7.2%
Apparel, Shoes and Accessories - 2.7%
Fossil [a]	1,641,450	$68,908,071
K-Swiss Cl. A	952,000	17,231,200
Timberland Company Cl. A [a,c]	1,580,100	28,568,208

		114,707,479

Food/Beverage/Tobacco - 0.3%
†Jones Soda [a,b,c]	1,863,600	13,865,184

Health, Beauty and Nutrition - 1.5%
Nu Skin Enterprises Cl. A [b]	3,342,900	54,923,847
†NutriSystem [a,c]	240,720	6,494,626

		61,418,473

Home Furnishing and Appliances - 1.1%
DTS [a]	92,300	2,360,111
La-Z-Boy [c]	1,300,900	10,316,137
†Lewis Group	1,543,747	10,350,172
Natuzzi ADR [a,b]	3,015,400	14,172,380
Select Comfort [a]	1,248,400	8,751,284

		45,950,084

Sports and Recreation - 1.6%
Arctic Cat [b]	1,298,360	15,502,418
Callaway Golf	2,398,800	41,811,084
Monaco Coach	1,251,350	11,111,988

		68,425,490

Total (Cost $299,741,947)		304,366,710

Consumer Services – 3.1%
Leisure and Entertainment - 0.5%
4Kids Entertainment [a]	490,200	6,446,130
Multimedia Games [a]	1,202,438	10,028,333
New Frontier Media	886,688	4,876,784

		21,351,247

Retail Stores - 2.6%
Buckle (The)	744,850	24,580,050
Cache [a,b,c]	1,106,800	10,337,512
†Casual Male Retail Group [a,b]	2,245,900	11,633,762
Cato Corporation Cl. A	797,350	12,486,501
Charming Shoppes [a,c]	4,517,715	24,440,838
Christopher & Banks	521,300	5,968,885
Hibbett Sports [a,c]	110,137	2,200,537
Pacific Sunwear of California [a,c]	900,000	12,699,000
Tuesday Morning	1,091,300	5,532,891

		109,879,976

Total (Cost $158,201,911)		131,231,223

Financial Intermediaries – 6.1%
Banking - 0.1%
Bancorp (The) [a]	245,870	3,309,410

Insurance - 2.6%
Argo Group International Holdings	521,897	21,987,521
Aspen Insurance Holdings	803,000	23,158,520
CNA Surety [a]	524,800	10,385,792
NYMAGIC [b]	561,400	12,985,182
Navigators Group [a]	150,200	9,763,000
†Validus Holdings [a]	1,284,000	33,358,320

		111,638,335

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 59

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 2.4%
†Brait	2,093,900	$7,962,926
Ichiyoshi Securities	1,206,600	10,887,664
Knight Capital Group Cl. A [a]	4,111,800	59,209,920
Mito Securities	3,793,000	14,165,396
†Thomas Weisel Partners Group [a,c]	544,500	7,475,985

		99,701,891

Securities Exchanges - 0.1%
TSX Group	107,000	5,724,302

Other Financial Intermediaries - 0.9%
†KKR Financial	2,682,912	37,694,914

Total (Cost $237,242,558)		258,068,852

Financial Services – 1.0%
Diversified Financial Services - 0.3%
MarketAxess Holdings [a]	768,500	9,859,855
MoneyGram International	150,000	2,305,500

		12,165,355

Information and Processing - 0.2%
Morningstar [a]	114,500	8,902,375

Investment Management - 0.5%
†CapMan Cl. B	2,253,904	10,684,775
U.S. Global Investors Cl. A	637,700	10,624,082

		21,308,857

Total (Cost $38,497,008)		42,376,587

Health – 9.2%
Drugs and Biotech - 4.8%
Alpharma Cl. A [a,c]	889,200	17,917,380
Aspreva Pharmaceuticals [a]	192,000	4,992,000
Cell Genesys [a]	1,930,600	4,440,380
Dendreon Corporation [a,c]	370,764	2,306,152
Dyax Corporation [a]	315,000	1,152,900
Endo Pharmaceuticals Holdings [a]	2,299,200	61,319,664
Exelixis [a,c]	679,100	5,860,633
Infinity Pharmaceuticals [a]	602,300	5,751,965
Lexicon Pharmaceuticals [a,b]	5,027,300	15,232,719
Maxygen [a]	840,200	6,746,806
Perrigo Company	1,131,340	39,608,213
Pharmanet Development Group [a,c]	150,300	5,893,263
ViroPharma [a,c]	1,888,100	14,991,514
VIVUS [a,b]	2,938,500	15,221,430
Zila [a,b,c]	3,518,800	3,413,236

		204,848,255

Health Services - 1.3%
Cross Country Healthcare [a,b]	1,993,800	28,391,712
Cypress Bioscience [a]	993,949	10,963,257
Hooper Holmes [a,b,c]	4,720,300	8,118,916
MedQuist [a]	750,200	7,051,880

		54,525,765

Medical Products and Devices - 2.5%
Bruker BioSciences [a]	3,500,957	46,562,728
Caliper Life Sciences [a,b]	2,431,229	13,444,696
CONMED Corporation [a,c]	205,500	4,749,105
Medical Action Industries [a,c]	444,250	9,262,613
Possis Medical [a,b]	1,163,800	16,968,204
Shamir Optical Industry	357,300	3,573,000

	SHARES	VALUE
Thoratec Corporation [a]	400,200	$7,279,638
†Vital Images [a,c]	207,900	3,756,753

		105,596,737

Personal Care - 0.6%
Helen of Troy [a,b,c]	1,543,796	26,460,663

Total (Cost $333,386,924)		391,431,420

Industrial Products – 6.9%
Automotive - 0.7%
Copart [a,c]	110,143	4,686,585
Gentex Corporation	1,335,200	23,726,504

		28,413,089

Building Systems and Components - 0.2%
AAON	521,250	10,331,175

Construction Materials - 0.3%
†Pretoria Portland Cement Company	1,803,800	11,520,563

Industrial Components - 0.5%
Powell Industries [a]	494,800	21,805,836

Machinery - 0.8%
Lincoln Electric Holdings	487,800	34,721,604

Metal Fabrication and Distribution - 3.6%
Houston Wire & Cable [b]	1,291,200	18,257,568
Metal Management [b]	1,512,500	68,864,125
Olympic Steel [b]	835,700	26,500,047
Schnitzer Steel Industries Cl. A	592,200	40,938,786

		154,560,526

Miscellaneous Manufacturing - 0.3%
Steelcase Cl. A	791,300	12,557,931

Specialty Chemicals and Materials - 0.5%
Schulman (A.)	671,900	14,479,445
†Symyx Technologies [a,c]	756,623	5,810,865

		20,290,310

Total (Cost $167,598,487)		294,201,034

Industrial Services – 9.3%
Advertising and Publishing - 0.5%
Journal Communications Cl. A	2,191,400	19,591,116

Commercial Services - 5.6%
CBIZ [a,c]	1,747,600	17,143,956
Corinthian Colleges [a]	3,161,079	48,680,617
Forrester Research [a]	493,400	13,825,068
†Kforce [a,c]	1,749,800	17,060,550
Korn/Ferry International [a,b,c]	2,698,663	50,788,838
MPS Group [a]	494,700	5,412,018
MAXIMUS	365,500	14,111,955
Navigant Consulting [a]	419,300	5,731,831
TrueBlue [a,b,c]	2,919,100	42,268,568
Universal Technical Institute [a]	1,271,300	21,612,100

		236,635,501

Engineering and Construction - 1.1%
Dycom Industries [a]	728,400	19,411,860
Exponent [a]	400,400	10,826,816
Palm Harbor Homes [a,b]	1,398,300	14,752,065

		44,990,741

Food and Tobacco Processors - 0.3%
Omega Protein [a,b]	1,376,200	12,784,898

Printing - 0.5%
Ennis	1,254,600	22,582,800

60 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics - 1.3%
Heartland Express	1,696,666	$24,058,724
Universal Truckload Services [a]	399,800	7,660,168
Werner Enterprises	1,485,000	25,289,550

		57,008,442

Total (Cost $397,236,022)		393,593,498

Natural Resources – 26.4%
Energy Services - 8.2%
Calfrac Well Services	1,779,900	31,776,522
Ensign Energy Services	4,713,600	72,832,869
Global Industries [a]	637,050	13,645,611
ION Geophysical [a,c]	1,173,700	18,520,986
Oil States International [a,c]	336,200	11,471,144
Pason Systems	2,706,200	34,247,366
Tesco Corporation [a,b,c]	2,350,505	67,388,978
TETRA Technologies [a,c]	685,400	10,671,678
Total Energy Services Trust [b]	1,966,700	10,740,679
Trican Well Service	3,965,200	77,259,026

		348,554,859

Oil and Gas - 2.4%
†Grey Wolf [a,c]	3,043,800	16,223,454
St. Mary Land & Exploration	628,000	24,247,080
Unit Corporation [a]	1,304,500	60,333,125

		100,803,659

Precious Metals and Mining - 15.8%
Agnico-Eagle Mines	1,580,700	86,353,641
Alamos Gold [a,b]	5,743,700	32,182,644
AMCOL International	265,000	9,547,950
†Denison Mines [a,c]	2,598,300	23,176,836
†Fronteer Development Group [a,b]	4,305,600	42,840,720
Gammon Gold [a,c]	5,565,900	44,582,859
Hecla Mining [a]	3,863,000	36,119,050
International Coal Group [a,c]	2,976,300	15,952,968
Ivanhoe Mines [a]	4,967,400	53,300,202
†Northam Platinum	1,714,400	10,039,805
NovaGold Resources [a,c]	2,453,500	20,020,560
Pan American Silver [a]	2,406,606	84,062,748
Randgold Resources ADR	500,000	18,565,000
†Red Back Mining [a]	4,398,300	31,596,278
Silver Standard Resources [a]	2,030,800	74,185,124
Silvercorp Metals	6,403,800	60,861,892
†Uranium Resources [a,c]	1,431,700	17,867,616
Yamana Gold	559,311	7,237,484

		668,493,377

Total (Cost $718,513,795)		1,117,851,895

Technology – 19.3%
Aerospace and Defense - 1.3%
FLIR Systems [a,c]	128,400	4,018,920
HEICO Corporation Cl. A	966,100	41,155,860
Integral Systems	409,646	9,528,366

		54,703,146

Components and Systems - 1.6%
†Electro Scientific Industries [a,c]	123,000	2,441,550
KEMET Corporation [a]	1,078,800	7,152,444
Methode Electronics	1,137,600	18,702,144
TTM Technologies [a,b]	2,250,035	26,235,408

	SHARES	VALUE
Technitrol	505,900	$14,458,622

		68,990,168

Internet Software and Services - 2.2%
CryptoLogic [b]	735,975	12,916,361
eResearch Technology [a,b]	2,754,500	32,558,190
iPass [a,b]	3,526,917	14,319,283
Packeteer [a,c]	1,225,200	7,547,232
RADVision [a,c]	343,700	3,797,885
RealNetworks [a]	3,817,200	23,246,748

		94,385,699

IT Services - 1.8%
CIBER [a]	323,700	1,977,807
Perot Systems Cl. A [a,c]	4,807,000	64,894,500
†SRA International Cl. A [a,c]	200,000	5,890,000
Syntel	75,300	2,900,556

		75,662,863

Semiconductors and Equipment - 5.8%
Axcelis Technologies [a,c]	666,100	3,064,060
Brooks Automation [a]	1,880,982	24,847,772
CEVA [a,b]	1,281,800	15,599,506
Cirrus Logic [a,c]	1,805,000	9,530,400
Cognex Corporation	829,438	16,713,176
Cree [a,c]	315,000	8,653,050
Entegris [a,c]	2,015,300	17,392,039
Exar Corporation [a]	1,412,464	11,257,338
Fairchild Semiconductor International [a,c]	2,875,900	41,499,237
GSI Group [a]	1,709,200	15,793,008
†IPG Photonics [a,c]	339,800	6,792,602
MKS Instruments [a,c]	1,544,100	29,554,074
†NetList [a,b,c]	1,620,100	3,564,220
OmniVision Technologies [a,c]	613,500	9,601,275
Photronics [a]	650,000	8,105,500
Saifun Semiconductors [a]	318,900	2,793,564
Semitool [a]	1,148,333	9,967,530
†Trident Microsystems [a,c]	500,000	3,280,000
Verigy [a,c]	290,000	7,879,300

		245,887,651

Software - 2.4%
†DivX [a,b,c]	2,187,507	30,625,098
Epicor Software [a]	477,500	5,624,950
MSC.Software [a]	1,891,900	24,575,781
ManTech International Cl. A [a]	541,200	23,715,384
SPSS [a,c]	110,272	3,959,868
THQ [a,c]	312,500	8,809,375
Ulticom [a,c]	435,100	3,480,800

		100,791,256

Telecommunications - 4.2%
ADTRAN	1,201,800	25,694,484
Foundry Networks [a]	4,266,300	74,745,576
KVH Industries [a,b]	1,150,200	9,270,612
NETGEAR [a,c]	692,600	24,705,042
Novatel Wireless [a,c]	714,800	11,579,760
†Optium Corporation [a,c]	389,200	3,066,896
PC-Tel [a,b,c]	2,007,900	13,774,194
Premiere Global Services [a,c]	699,900	10,393,515
ViaSat [a,c]	163,300	5,622,419

		178,852,498

Total (Cost $725,704,886)		819,273,281

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 61

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

		VALUE
Miscellaneous [e] – 1.7%
Total (Cost $73,953,832)		$70,433,164

TOTAL COMMON STOCKS
(Cost $3,150,077,370)		3,822,827,664

REPURCHASE AGREEMENTS – 10.8%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $82,341,294 (collateralized
by obligations of various U.S. Government
Agencies, valued at $85,892,500)
(Cost $82,323,000)		82,323,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $375,085,938 (collateralized
by obligations of various U.S. Government
Agencies, valued at $382,592,653)
(Cost $375,000,000)		375,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $457,323,000)		457,323,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 6.9%
Fannie Mae-Notes 5.125%-5.20%
due 7/13/09-9/18/12	$34,303	34,893
Federal Home Loan
Bank-Bonds 4.00%-5.25%
due 3/5/08-2/6/09	3,920,617	3,977,900
Federal Home Loan Bank-Discount Notes
due 5/2/08	561,112	561,112
Federal National MortgageAssociation-Bonds
3.75%-5.50%
due 7/25/08-2/16/12	208,923	212,724
Federal National Mortgage
Association-Discount Notes
due 1/25/08-3/28/08	4,401,219	4,401,219
Freddie Mac-Discount Notes
due 1/25/08-2/4/08	800,340	800,340
Freddie Mac-Notes 6.01%
due 4/11/17	114,185	115,727
U.S. Treasury Bonds 2.00%-12.00%
due 8/15/13-4/15/32	16,289,772	16,624,379
U.S. Treasury Notes 0.875%-4.125%
due 11/15/08-7/15/17	36,355,810	36,622,777
U.S. Treasury Strip-Principal
due 11/15/18-11/15/27	307,055	307,055
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		228,374,868

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $292,032,994)		292,032,994

VALUE
TOTAL INVESTMENTS – 107.9%
(Cost $3,899,433,364)	$4,572,183,658

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.9)%	(336,301,826)

NET ASSETS – 100.0%	$4,235,881,832

62 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 94.9%

Consumer Products – 4.6%
Apparel, Shoes and Accessories - 1.1%
Kenneth Cole Productions Cl. A	8,700	$152,163
Columbia Sportswear	38,759	1,708,884
Jones Apparel Group	519,000	8,298,810
K-Swiss Cl. A	972,573	17,603,571
Kellwood Company	19,900	331,136
Liz Claiborne	109,400	2,226,290
Polo Ralph Lauren Cl. A	143,500	8,866,865
Timberland Company Cl. A [a]	17,935	324,265
Weyco Group	61,223	1,683,633
Wolverine World Wide	1,029,748	25,249,421

		66,445,038

Food/Beverage/Tobacco - 0.9%
Flowers Foods	450,000	10,534,500
Hershey Creamery	173	358,975
J & J Snack Foods	186,118	5,821,771
Lancaster Colony	191,500	7,602,550
Mannatech	316,298	1,999,003
J.M. Smucker Company (The)	305,200	15,699,488
Tootsie Roll Industries	393,353	10,785,739

		52,802,026

Health, Beauty and Nutrition - 0.2%
Nu Skin Enterprises Cl. A	893,600	14,681,848

Home Furnishing and Appliances - 1.0%
American Woodmark	124,017	2,254,629
Ethan Allen Interiors	762,295	21,725,408
Furniture Brands International	566,800	5,702,008
Kimball International Cl. B	674,600	9,242,020
La-Z-Boy [c]	1,707,300	13,538,889
National Presto Industries	6,000	315,960
Stanley Furniture	433,398	5,200,776

		57,979,690

Household Products/Wares - 0.1%
American Greetings Cl. A	60,000	1,218,000
Blyth	12,340	270,740

		1,488,740

Sports and Recreation - 1.2%
Arctic Cat	169,718	2,026,433
Callaway Golf	991,600	17,283,588
Thor Industries	769,375	29,243,944
Winnebago Industries	892,800	18,766,656

		67,320,621

Other Consumer Products - 0.1%
WD-40 Company	300	11,391

Total (Cost $297,567,978)		260,729,354

Consumer Services – 4.4%
Leisure and Entertainment - 0.6%
International Speedway Cl. A	573,045	23,597,993
Regal Entertainment Group Cl. A	396,300	7,161,141
Speedway Motorsports	61,200	1,902,096

		32,661,230

Media and Broadcasting - 0.2%
Westwood One	197,000	392,030
World Wrestling Entertainment Cl. A	898,900	13,267,764

		13,659,794

	SHARES	VALUE
Restaurants and Lodgings - 0.8%
Bob Evans Farms	707,900	$19,063,747
Brinker International	21,950	429,342
CBRL Group	104,468	3,383,719
CEC Entertainment [a]	447,970	11,629,301
Darden Restaurants	2,040	56,528
IHOP	123,630	4,522,385
Ruby Tuesday	515,200	5,023,200

		44,108,222

Retail Stores - 2.8%
American Eagle Outfitters	552,300	11,471,271
Books-A-Million	27	322
Borders Group	618,300	6,584,895
Buckle (The)	733,494	24,205,302
Cato Corporation Cl. A	1,192,495	18,674,472
Dress Barn (The) [a,c]	1,444,285	18,068,005
Family Dollar Stores	429,005	8,249,766
Finish Line (The) Cl. A	111,600	270,072
Foot Locker	112,500	1,536,750
The Men’s Wearhouse	61,545	1,660,484
Pep Boys-Manny, Moe & Jack	742,500	8,523,900
Ross Stores	442,695	11,319,711
Tiffany & Co.	727,300	33,477,619
Williams-Sonoma	521,800	13,514,620

		157,557,189

Total (Cost $264,608,710)		247,986,435

Financial Intermediaries – 18.9%
Banking - 4.5%
Anchor BanCorp Wisconsin	266,200	6,261,024
Arrow Financial	342,658	7,363,720
BOK Financial	512,375	26,489,788
Banco Latinoamericano de
Exportaciones Cl. E	145,095	2,366,500
Bancorp Rhode Island [b]	260,600	8,896,884
Bank of Hawaii	191,700	9,803,538
Bank of N.T. Butterfield & Son	442,497	8,075,570
Boston Private Financial Holdings	358,500	9,708,180
Canadian Western Bank	883,200	28,054,430
Central Pacific Financial	20,000	369,200
Chittenden Corporation	302,625	10,779,503
Credicorp	262,000	19,990,600
First Citizens BancShares Cl. A	15,800	2,304,430
First Financial Bancorp	150,000	1,710,000
First National Bank Alaska	3,110	6,220,000
HopFed Bancorp	126,000	1,857,240
NewAlliance Bancshares	435,000	5,011,200
Park National	143,370	9,247,365
Peapack-Gladstone Financial	388,291	9,610,202
Provident Financial Services	146,000	2,105,320
Provident New York Bancorp	50,000	646,000
Sterling Bancorp	407,662	5,560,510
Sun Bancorp [a,c]	257,985	4,071,003
Susquehanna Bancshares	543,500	10,022,140
Tompkins Financial	45,958	1,783,170
Trustmark Corporation	385,400	9,773,744
Whitney Holding	857,000	22,410,550
Wilmington Trust	657,800	23,154,560

		253,646,371

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 63

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance - 10.4%
Alleghany Corporation [a]	97,842	$39,332,484
American Financial Group [c]	430,586	12,435,324
American National Insurance	145,093	17,591,075
Argo Group International Holdings [a]	237,591	10,009,709
Aspen Insurance Holdings	1,164,046	33,571,087
Assured Guaranty	119,900	3,182,146
Baldwin & Lyons Cl. B	571,149	15,683,752
CNA Surety [a]	594,000	11,755,260
Donegal Group Cl. A	364,866	6,264,749
E-L Financial	51,588	28,748,569
EMC Insurance Group	438,329	10,375,248
Endurance Specialty Holdings	190,600	7,953,738
Erie Indemnity Cl. A	540,600	28,051,734
First American	97,400	3,323,288
Harleysville Group	174,275	6,165,850
Horace Mann Educators	267,900	5,074,026
IPC Holdings	272,600	7,869,962
Independence Holding	379,924	4,806,039
Infinity Property & Casualty	304,424	10,998,839
Leucadia National	901,800	42,474,780
Markel Corporation [a,c]	53,800	26,421,180
Max Capital Group	742,900	20,793,771
Midland Company	26,974	1,744,948
Montpelier Re Holdings	331,100	5,632,011
NYMAGIC	167,000	3,862,710
Odyssey Re Holdings	140,970	5,175,009
Old Republic International	720,000	11,095,200
OneBeacon Insurance Group	767,120	16,493,080
PartnerRe	329,590	27,201,063
RLI	174,110	9,887,707
Reinsurance Group of America	358,400	18,808,832
RenaissanceRe Holdings	161,100	9,704,664
Safety Insurance Group	18,065	661,540
Security Capital Assurance	119,900	466,411
State Auto Financial	759,196	19,966,855
Transatlantic Holdings	302,850	22,008,110
United Fire & Casualty	602,887	17,537,983
†Validus Holdings [a,c]	247,700	6,435,246
Wesco Financial	30,724	12,504,668
White Mountains Insurance Group	13,800	7,093,890
Zenith National Insurance	817,639	36,572,992

		585,735,529

Real Estate Investment Trusts - 2.0%
Annaly Capital Management	580,600	10,555,308
Capital Trust Cl. A	418,600	12,830,090
Cousins Properties	223,500	4,939,350
Essex Property Trust	83,000	8,091,670
Friedman, Billings, Ramsey Group Cl. A	1,612,800	5,064,192
MFA Mortgage Investments	736,200	6,809,850
Macquarie MEAG Prime REIT	200,000	152,452
National Retail Properties	650,000	15,197,000
PS Business Parks	168,500	8,854,675
Plum Creek Timber	248,000	11,417,920
Rayonier	588,200	27,786,568
Suntec Real Estate Investment Trust	400,000	474,915

		112,173,990

	SHARES	VALUE
Securities Brokers - 0.5%
Piper Jaffray [a]	211,100	$9,778,152
Raymond James Financial	501,525	16,379,806

		26,157,958

Securities Exchanges - 1.1%
London Stock Exchange	465,942	18,272,583
TSX Group	868,300	46,452,444

		64,725,027

Other Financial Intermediaries - 0.4%
KKR Financial	1,528,061	21,469,257

Total (Cost $829,290,583)		1,063,908,132

Financial Services – 10.0%
Diversified Financial Services - 0.2%
Advanta Corporation Cl. B	154,176	1,244,200
Centerline Holding Company	200,000	1,524,000
First Marblehead	88,844	1,359,313
MoneyGram International	439,000	6,747,430

		10,874,943

Information and Processing - 1.3%
Global Payments	40,000	1,860,800
Interactive Data	612,900	20,231,829
SEI Investments	1,607,920	51,726,786

		73,819,415

Insurance Brokers - 1.4%
Brown & Brown	1,028,100	24,160,350
Gallagher (Arthur J.) & Co.	978,200	23,662,658
Hilb Rogal & Hobbs	537,300	21,798,261
National Financial Partners	200,000	9,122,000

		78,743,269

Investment Management - 6.7%
A.F.P. Provida ADR	332,000	12,360,360
AGF Management Cl. B	798,200	23,526,661
AllianceBernstein Holding L.P.	1,666,500	125,404,125
Apollo Investment	963,500	16,427,675
CI Financial	1,065,800	30,312,585
Cohen & Steers	355,630	10,658,231
Federated Investors Cl. B	977,300	40,225,668
GAMCO Investors Cl. A	303,300	20,988,360
IGM Financial	545,600	27,657,296
Janus Capital Group	363,000	11,924,550
Onex Corporation	339,000	12,018,451
T. Rowe Price Group	740,500	45,081,640

		376,585,602

Specialty Finance - 0.4%
Credit Acceptance [a,c]	314,005	6,490,483
GATX Corporation	259,000	9,500,120
Student Loan	91,900	10,109,000

		26,099,603

Total (Cost $361,761,447)		566,122,832

Health – 4.9%
Commercial Services - 1.0%
Chemed Corporation	395,600	22,106,128
Owens & Minor	751,300	31,877,659

		53,983,787

Drugs and Biotech - 0.2%
Alpharma Cl. A [a,c]	102,116	2,057,637
Biovail Corporation	239,963	3,229,902

64 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Perrigo Company	133,800	$4,684,338

		9,971,877

Health Services - 0.5%
†BML	60,000	958,656
Computer Programs and Systems	54,250	1,233,645
Healthcare Services Group	91,608	1,940,257
LCA-Vision	692,920	13,837,612
Omnicare	143,068	3,263,381
Universal Health Services Cl. B	143,842	7,364,710

		28,598,261

Medical Products and Devices - 2.7%
Applera Corporation-Applied
Biosystems Group	518,700	17,594,304
Datascope	467,667	17,023,079
Hillenbrand Industries	436,760	24,340,635
IDEXX Laboratories [a,c]	379,600	22,255,948
Invacare Corporation	802,000	20,210,400
Mentor Corporation	269,000	10,517,900
STERIS Corporation	860,500	24,816,820
Vital Signs	347,296	17,753,772
Young Innovations	15,230	364,149

		154,877,007

Personal Care - 0.5%
Alberto-Culver Company	404,600	9,928,884
Inter Parfums	671,840	12,072,965
Regis Corporation	265,700	7,428,972

		29,430,821

Total (Cost $225,346,688)		276,861,753

Industrial Products – 20.7%
Automotive - 0.4%
Autoliv	4,600	242,466
Gentex Corporation	595,000	10,573,150
Superior Industries International	523,900	9,519,263

		20,334,879

Building Systems and Components - 1.0%
†Bunka Shutter Company	85,000	364,814
LSI Industries	667,737	12,152,813
Lennox International	6,522	270,141
McGrath RentCorp	291,300	7,500,975
NCI Building Systems [a]	153,000	4,404,870
Preformed Line Products	204,410	12,162,395
Simpson Manufacturing	736,775	19,590,847

		56,446,855

Construction Materials - 0.5%
Ameron International	172,300	15,877,445
Ash Grove Cement	39,610	9,942,110

		25,819,555

Industrial Components - 2.9%
AMETEK	483,900	22,665,876
Bel Fuse Cl. A	83,200	2,869,568
Bel Fuse Cl. B	445,018	13,025,677
Chase Corporation [b]	759,474	19,176,719
CLARCOR	756,400	28,720,508
Crane Company	259,800	11,145,420
Deswell Industries	719,071	4,350,380
Donaldson Company	498,900	23,138,982
	SHARES	VALUE
Hubbell Cl. B	200,000	$10,320,000
PerkinElmer	585,500	15,234,710
Watts Water Technologies Cl. A	506,300	15,087,740

		165,735,580

Machinery - 6.6%
Ampco-Pittsburgh	15,207	579,843
Applied Industrial Technologies	1,040,750	30,202,565
Briggs & Stratton	385,640	8,738,602
Cascade Corporation	228,793	10,629,723
Diebold	146,100	4,233,978
Franklin Electric	364,300	13,941,761
FreightCar America	10,100	353,500
Gorman-Rupp Company	461,307	14,392,794
Graco	557,200	20,761,272
IDEX Corporation	434,300	15,691,259
Kennametal	74,432	2,817,996
Lincoln Electric Holdings	549,300	39,099,174
Lindsay Corporation	233,600	16,513,184
MTS Systems	557,541	23,790,274
Mueller (Paul) Company [b]	116,700	5,659,950
Nordson Corporation	329,200	19,080,432
Regal-Beloit	79,896	3,591,325
Roper Industries	286,000	17,886,440
Starrett (L.S.) Company Cl. A [b]	518,800	8,772,908
Sun Hydraulics	674,265	17,011,706
Tennant Company	527,600	23,367,404
Toro Company (The)	376,845	20,515,442
Trinity Industries	409,750	11,374,660
Woodward Governor	628,300	42,692,985

		371,699,177

Metal Fabrication and Distribution - 3.4%
Carpenter Technology	349,700	26,286,949
Castle (A.M.) & Co.	52,428	1,425,517
Commercial Metals	381,840	11,245,188
Gerdau Ameristeel	154,440	2,196,137
Gibraltar Industries	639,295	9,857,929
Insteel Industries	57,721	677,067
Kaydon Corporation	758,000	41,341,320
Metal Management	500	22,765
Mueller Industries	114,300	3,313,557
Olympic Steel	32,374	1,026,580
Quanex Corporation	430,722	22,354,472
Reliance Steel & Aluminum	827,600	44,855,920
Schnitzer Steel Industries Cl. A	217,900	15,063,427
Steel Dynamics	202,071	12,037,369

		191,704,197

Miscellaneous Manufacturing - 2.0%
Brady Corporation Cl. A	591,000	20,738,190
HNI Corporation	523,600	18,357,416
Matthews International Cl. A	415,179	19,459,440
Quixote Corporation [b]	461,900	8,771,481
Raven Industries	156,201	5,996,556
Smith (A.O.) Corporation	308,900	10,826,945
Steelcase Cl. A	331,400	5,259,318
Teleflex	349,300	22,009,393

		111,418,739

Paper and Packaging - 1.1%
AptarGroup	540,700	22,120,037
Bemis Company	555,740	15,216,161

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 65

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Paper and Packaging (continued)
Greif Cl. A	193,500	$12,649,095
Louisiana-Pacific Corporation	78,000	1,067,040
Sonoco Products	349,500	11,421,660

		62,473,993

Specialty Chemicals and Materials - 2.6%
Agrium	5,200	375,492
Albemarle Corporation	341,000	14,066,250
Balchem Corporation	734,400	16,435,872
CF Industries Holdings	17,005	1,871,570
Cabot Corporation	899,700	29,995,998
Innospec	534,408	9,170,441
International Flavors & Fragrances	175,000	8,422,750
Lubrizol Corporation	447,900	24,258,264
Methanex Corporation	559,198	15,433,865
Park Electrochemical	33,800	954,512
Quaker Chemical	405,000	8,897,850
RPM International	18,000	365,400
Westlake Chemical	1,015,010	19,275,040

		149,523,304

Textiles - 0.2%
Albany International Cl. A	342,500	12,706,750
UniFirst Corporation	22,800	866,400

		13,573,150

Total (Cost $750,630,347)		1,168,729,429

Industrial Services – 8.4%
Advertising and Publishing - 0.1%
Journal Communications Cl. A	782,450	6,995,103
McClatchy Company (The) Cl. A [c]	119,000	1,489,880

		8,484,983

Commercial Services - 2.7%
ABM Industries	844,500	17,219,355
Brink’s Company (The)	279,400	16,691,356
Jackson Hewitt Tax Service	220,090	6,987,858
Kelly Services Cl. A	582,000	10,860,120
Landauer	406,400	21,071,840
MPS Group [a,c]	604,000	6,607,760
Macquarie Infrastructure Company	254,100	10,298,673
Manpower	385,290	21,923,001
Rollins	555,750	10,670,400
Viad Corporation	6,400	202,112
Watson Wyatt Worldwide Cl. A	688,500	31,953,285

		154,485,760

Engineering and Construction - 0.6%
Comfort Systems USA	134,300	1,716,354
EMCOR Group [a,c]	611,800	14,456,834
Granite Construction	214,240	7,751,203
M.D.C. Holdings	8,564	317,981
Ryland Group (The)	12,776	351,979
Skyline Corporation	223,100	6,547,985

		31,142,336

Food and Tobacco Processors - 0.6%
Corn Products International	19,500	716,625
Farmer Bros.	542,300	12,467,477
Sanderson Farms	140,600	4,749,468
Seaboard Corporation	9,859	14,492,730

		32,426,300

	SHARES	VALUE
Industrial Distribution - 1.7%
†Doshisha Company	60,000	$1,071,109
Grainger (W.W.)	268,800	23,525,376
Lawson Products	197,200	7,477,824
Mine Safety Appliances	196,000	10,166,520
Ritchie Bros. Auctioneers	642,340	53,121,518
Watsco	23,700	871,212

		96,233,559

Printing - 0.5%
Bowne & Co.	72,300	1,272,480
CSS Industries	136,925	5,025,148
Courier Corporation	41,888	1,382,723
Ennis	1,100,211	19,803,798

		27,484,149

Transportation and Logistics - 2.2%
Alexander & Baldwin	494,700	25,556,202
Arkansas Best	760,632	16,688,266
C.H. Robinson Worldwide	256,000	13,854,720
Expeditors International of Washington	586,400	26,200,352
Overseas Shipholding Group	9,200	684,756
Pacer International	1,009,649	14,740,875
SkyWest	346,706	9,309,056
Teekay Shipping	103,300	5,496,593
UTI Worldwide	492,600	9,654,960

		122,185,780

Total (Cost $327,730,818)		472,442,867

Natural Resources – 13.3%
Energy Services - 5.7%
Carbo Ceramics	349,750	13,010,700
Energy Transfer Equity L.P.	530,600	18,693,038
Ensign Energy Services	1,156,500	17,869,826
†Exterran Holdings [a,c]	212,400	17,374,320
Exterran Partners L.P.	439,900	14,116,391
Helmerich & Payne	1,746,000	69,962,220
Lufkin Industries	41,408	2,372,264
National Fuel Gas	93,190	4,350,109
Nicor	371,700	15,741,495
NuStar GP Holdings	369,200	10,540,660
Otter Tail	243,900	8,438,940
Patterson-UTI Energy	1,590,800	31,052,416
Piedmont Natural Gas	585,800	15,324,528
Precision Drilling Trust	928,450	14,084,587
RPC	1,295,668	15,172,272
SEACOR Holdings [a,c]	338,600	31,401,764
Tidewater	457,700	25,109,422

		324,614,952

Oil and Gas - 5.7%
Alliance Resource Partners L.P.	241,000	8,741,070
Berry Petroleum Cl. A	208,000	9,245,600
Cimarex Energy	982,642	41,791,764
Crosstex Energy	360,200	13,413,848
Energen Corporation	332,410	21,350,694
Energy Transfer Partners L.P.	114,200	6,153,096
EnergySouth	197,305	11,443,690
Enterprise GP Holdings L.P.	385,900	14,286,018
Frontier Oil	877,128	35,593,854
Hiland Holdings GP L.P.	184,400	4,976,956
Holly Corporation	103,925	5,288,743

66 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
Hugoton Royalty Trust	245,600	$5,508,808
Magellan Midstream Holdings L.P.	738,500	19,791,800
Penn Virginia	648,660	28,301,036
Penn Virginia GP Holdings L.P.	228,000	6,529,920
Plains All American Pipeline L.P.	277,630	14,436,760
Rowan Companies	4,600	181,516
St. Mary Land & Exploration	709,600	27,397,656
Stone Energy [a,c]	180,450	8,464,910
Sunoco Logistics Partners L.P.	181,000	9,088,010
W&T Offshore	931,400	27,904,744

		319,890,493

Precious Metals and Mining - 1.1%
Agnico-Eagle Mines	351,000	19,175,130
Alliance Holdings GP L.P.	468,500	11,117,505
Gold Fields ADR	434,700	6,172,740
IAMGOLD Corporation	455,000	3,685,500
Lihir Gold ADR [a]	472,000	14,721,680
Natural Resource Partners L.P.	308,200	10,004,172

		64,876,727

Real Estate - 0.8%
AMREP Corporation	23,992	732,956
Deltic Timber	172,000	8,856,280
The St. Joe Company [c]	337,000	11,966,870
W.P. Carey & Co.	654,221	21,720,137

		43,276,243

Total (Cost $563,906,964)		752,658,415

Technology – 4.2%
Aerospace and Defense - 0.4%
Curtiss-Wright	107,000	5,371,400
HEICO Corporation	180,400	9,828,192
HEICO Corporation Cl. A	190,159	8,100,773

		23,300,365

Components and Systems - 1.6%
AVX Corporation	1,204,100	16,159,022
Analogic Corporation	141,400	9,575,608
Imation Corporation	294,513	6,184,773
Methode Electronics	1,050,693	17,273,393
Nam Tai Electronics	1,209,069	13,626,208
†Optex Company	30,000	447,519
†Sato Corporation	30,000	445,920
Technitrol	1,002,700	28,657,166

		92,369,609

Distribution - 0.2%
Tech Data [a,c]	207,800	7,838,216

Internet Software and Services - 0.5%
CryptoLogic	7,800	136,890
United Online	2,515,106	29,728,553

		29,865,443

IT Services - 0.4%
Black Box	567,707	20,533,962

Semiconductors and Equipment - 0.2%
Cognex Corporation	418,300	8,428,745
†Melco Holdings	32,000	500,938

		8,929,683

Software - 0.1%
Fair Isaac	228,600	7,349,490

	SHARES	VALUE
Telecommunications - 0.8%
ADTRAN	205,800	$4,400,004
Atlantic Tele-Network	285,919	9,658,344
Golden Telecom [a]	73,905	7,460,710
North Pittsburgh Systems [c]	623,468	14,146,489
SureWest Communications	271,400	4,640,940
USA Mobility	284,553	4,069,108

		44,375,595

Total (Cost $206,323,148)		234,562,363

Utilities – 2.1%
ALLETE	521,787	20,652,330
Aqua America	794,766	16,849,039
CH Energy Group	224,300	9,990,322
El Paso Electric [a,c]	315,600	8,069,892
Hawaiian Electric Industries	627,600	14,290,452
ITC Holdings	200,000	11,284,000
PNM Resources	638,900	13,704,405
SJW	400,400	13,881,868
Southern Union	315,000	9,248,400

Total (Cost $96,265,984)		117,970,708

Miscellaneous [e] – 3.4%
Total (Cost $189,699,602)		192,664,467

TOTAL COMMON STOCKS
(Cost $4,113,132,269)		5,354,636,755

PREFERRED STOCKS – 0.6%
Allied Waste Industries Ser. D 6.25% Conv [d]	28,300	8,123,515
†Edge Petroleum 5.75% Ser. A Conv.	106,895	3,607,706
Fleetwood Capital Trust 6.00% Conv.	70,000	1,767,500
Reinsurance Group of America 5.75% Conv.	94,000	6,298,000
Vornado Realty Trust Ser. F 6.75%	200,000	4,124,000
Vornado Realty Trust Ser. G 6.625%	400,000	7,868,000

TOTAL PREFERRED STOCKS
(Cost $33,253,290)		31,788,721

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.2%
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	$3,000,000	6,502,500
Level 3 Communications 6.00%
Conv. Sub. Deb. due 9/15/09 [c]	5,000,000	4,625,000
Mueller Industries 6.00%
Sub. Deb. due 11/1/14 [c]	1,088,000	988,720

TOTAL CORPORATE BONDS
(Cost $7,956,076)		12,116,220

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 67

Schedules of Investments

Royce Total Return Fund (continued)

	PRINCIPAL AMOUNT	VALUE
GOVERNMENT BONDS - 1.8%
(Principal Amount shown in Canadian dollars)
Canada 3.75%, due 6/1/08	$25,000,000	$25,302,700
Canada 4.25%, due 9/1/08	75,000,000	76,143,675

TOTAL GOVERNMENT BONDS
(Cost $91,241,031)		101,446,375

REPURCHASE AGREEMENTS – 3.1%
State Street Bank & Trust Company, 4.00% dated 12/31/07, due 1/2/08, maturity value $49,986,106 (collateralized by obligations of various U.S. Government Agencies, valued at $51,226,169) (Cost $49,975,000)		49,975,000

Lehman Brothers (Tri-Party), 4.125% dated 12/31/07, due 1/2/08, maturity value $125,028,646 (collateralized by obligations of various U.S. Government Agencies, valued at $127,531,529) (Cost $125,000,000)		125,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $174,975,000)		174,975,000

COLLATERAL RECEIVED FOR
SECURITIES LOANED – 1.9%
Federal Home Loan Bank-Bonds
4.00%-4.875%
due 3/5/08-2/6/09	617,724	623,254
Federal Home Loan Bank-Discount Notes
due 5/2/08	569,030	569,030
Federal National Mortgage Association-Bonds
5.125%
due 7/13/09	16,024	16,406
Federal National Mortgage
Association-Discount Notes
due 1/25/08-3/28/08	339,044	339,044
Freddie Mac-Discount Notes
due 1/25/08-2/4/08	100,086	100,086
U.S. Treasury Bonds 2.375%-12.00%
due 8/15/13-2/15/29	15,192,944	15,518,610
U.S. Treasury Notes 0.875%-3.625%
due 10/31/09-7/15/16	986,701	992,719
U.S. Treasury Strip-Interest
due 11/15/18-11/15/27	9,677,917	9,677,917
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		80,094,135

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $107,931,201)		107,931,201

VALUE
TOTAL INVESTMENTS – 102.5%
(Cost $4,528,488,867)	$5,782,894,272

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.5)%	(143,517,640)

NET ASSETS – 100.0%	$5,639,376,632

68 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 96.9%

Consumer Products – 1.7%
Apparel, Shoes and Accessories - 1.3%
Brown Shoe Company	55,200	$837,384
†Jones Apparel Group	47,400	757,926

		1,595,310

Other Consumer Products - 0.4%
NexCen Brands [a,c]	100,000	484,000

Total (Cost $2,726,957)		2,079,310

Consumer Services – 8.0%
Leisure and Entertainment - 0.8%
†Cinemark Holdings	39,000	663,000
†Premier Exhibitions [a,c]	28,100	307,414

		970,414

Restaurants and Lodgings - 0.4%
†Cosi [a,c]	124,900	279,776
†Jamba [a,c]	49,600	183,520

		463,296

Retail Stores - 6.8%
BJ’s Wholesale Club[a]	8,700	294,321
†Build-A-Bear Workshop [a]	53,800	750,510
†Bulgari	42,000	584,361
Charming Shoppes [a,c]	93,800	507,458
Collective Brands [a]	32,900	572,131
†Conn’s [a,c]	45,400	776,794
Cost Plus [a,c]	40,500	175,770
†DSW Cl. A [a,c]	35,900	673,484
Dress Barn (The) [a,c]	95,800	1,198,458
†Longs Drug Stores	9,700	455,900
†New York & Company [a]	85,600	546,128
†Pep Boys-Manny, Moe & Jack	67,000	769,160
Wet Seal (The) Cl. A [a]	352,000	820,160

		8,124,635

Total (Cost $11,747,509)		9,558,345

Financial Intermediaries – 7.4%
Banking - 2.9%
†BOK Financial	11,300	584,210
†Bank of N.T. Butterfield & Son	35,000	638,750
†Bank Sarasin & Cie Cl. B	120	565,648
†Banque Privee Edmond de Rothschild	26	999,263
Peapack-Gladstone Financial	24,600	608,850

		3,396,721

Securities Brokers - 4.5%
†HQ AB	23,000	612,365
†International Assets Holding [a]	8,700	234,813
Jefferies Group	58,100	1,339,205
KBW [a,c]	27,400	701,166
Lazard Cl. A [c]	50,700	2,062,476
Piper Jaffray [a,c]	10,100	467,832

		5,417,857

Total (Cost $8,851,492)		8,814,578

	SHARES	VALUE
Financial Services – 15.3%
Diversified Financial Services - 2.8%
†ASTA Funding	29,300	$774,692
MoneyGram International	102,800	1,580,036
†Portfolio Recovery Associates	24,400	967,948

		3,322,676

Information and Processing - 2.5%
Morningstar [a,c]	10,000	777,500
PRG-Schultz International [a]	26,800	229,676
SEI Investments	61,200	1,968,804

		2,975,980

Insurance Brokers - 1.8%
Brown & Brown	64,100	1,506,350
Gallagher (Arthur J.) & Co.	28,000	677,320

		2,183,670

Investment Management - 8.2%
Affiliated Managers Group [a,c]	12,050	1,415,393
AllianceBernstein Holding L.P.	28,900	2,174,725
†CapMan Cl. B	129,000	611,533
†Cohen & Steers	15,600	467,532
†Evercore Partners Cl. A	66,000	1,422,300
Federated Investors Cl. B	14,500	596,820
†SPARX Group	2,100	998,807
†Waddell & Reed Financial Cl. A	32,000	1,154,880
†Westwood Holdings Group	24,500	921,200

		9,763,190

Total (Cost $16,460,732)		18,245,516

Health – 3.9%
Commercial Services - 0.3%
PDI [a]	43,400	406,658

Drugs and Biotech - 2.3%
Caraco Pharmaceutical Laboratories [a]	16,500	282,975
Endo Pharmaceuticals Holdings [a]	6,300	168,021
Hi-Tech Pharmacal [a]	30,981	300,825
Origin Agritech [a]	56,800	375,448
Perrigo Company	39,800	1,393,398
Strategic Diagnostics [a]	35,200	189,376

		2,710,043

Health Services - 0.4%
†Alliance Imaging [a,c]	46,800	450,216

Medical Products and Devices - 0.9%
†CAS Medical Systems [a]	29,800	163,900
†Techne Corporation [a]	13,900	918,095

		1,081,995

Total (Cost $3,988,552)		4,648,912

Industrial Products – 15.1%
Automotive - 2.6%
Copart [a]	29,500	1,255,225
†Noble International	25,600	417,536
†SORL Auto Parts [a,c]	36,900	270,108
†WABCO Holdings	23,000	1,152,070

		3,094,939

Building Systems and Components - 0.5%
†Armstrong World Industries [a]	15,700	629,727

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 69

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Construction Materials - 0.9%
†Owens Corning [a,c]	8,100	$163,782
†United Rentals [a]	50,000	918,000

		1,081,782

Machinery - 6.7%
†EnPro Industries [a,c]	29,500	904,175
Franklin Electric	21,800	834,286
†FreightCar America	17,000	595,000
Lincoln Electric Holdings	11,500	818,570
National Instruments	18,000	599,940
Rofin-Sinar Technologies [a,c]	32,800	1,578,008
Tennant Company	26,400	1,169,256
Trinity Industries	24,800	688,448
Woodward Governor	11,800	801,810

		7,989,493

Metal Fabrication and Distribution - 4.4%
Commercial Metals	25,800	759,810
Haynes International [a]	8,590	597,005
Insteel Industries	62,520	733,360
Kaydon Corporation	13,200	719,928
†Metal Management	18,900	860,517
Schnitzer Steel Industries Cl. A	14,000	967,820
Universal Stainless & Alloy Products [a]	17,300	615,361

		5,253,801

Total (Cost $14,430,311)		18,049,742

Industrial Services – 16.3%
Advertising and Publishing - 1.2%
Journal Register	112,800	198,528
ValueClick [a,c]	54,500	1,193,550

		1,392,078

Commercial Services - 8.0%
†CRA International [a]	25,000	1,190,250
Forrester Research [a]	30,000	840,600
†Headwaters [a,c]	33,500	393,290
Hewitt Associates Cl. A [a]	29,300	1,121,897
†Hudson Highland Group [a,c]	123,328	1,037,188
MPS Group [a,c]	33,000	361,020
MAXIMUS	8,600	332,046
Sotheby’s	33,000	1,257,300
†StarTek [a]	17,700	164,787
TeleTech Holdings [a]	18,300	389,241
Universal Technical Institute [a]	47,300	804,100
Volt Information Sciences [a,c]	42,200	770,572
†Watson Wyatt Worldwide Cl. A	19,300	895,713

		9,558,004

Engineering and Construction - 3.1%
HLS Systems International [a]	54,500	486,140
†Integrated Electrical Services [a]	34,500	648,255
†KBR [a]	25,000	970,000
†NVR [a]	3,000	1,572,000

		3,676,395

Industrial Distribution - 2.0%
†MSC Industrial Direct Cl. A	20,700	837,729
Ritchie Bros. Auctioneers	18,200	1,505,140

		2,342,869

	SHARES	VALUE
Transportation and Logistics - 2.0%
Atlas Air Worldwide Holdings [a]	11,000	$596,420
†Landstar System	20,600	868,290
UTI Worldwide	23,000	450,800
Universal Truckload Services [a]	28,100	538,396

		2,453,906

Total (Cost $17,301,833)		19,423,252

Natural Resources – 6.2%
Energy Services - 3.1%
†Exterran Holdings [a,c]	15,700	1,284,260
†Hercules Offshore [a]	22,400	532,672
†SEACOR Holdings [a,c]	8,000	741,920
†Trico Marine Services [a,c]	12,600	466,452
Willbros Group [a]	16,700	639,443

		3,664,747

Oil and Gas - 0.4%
Cano Petroleum [a]	29,800	205,322
†Unit Corporation [a]	6,700	309,875

		515,197

Precious Metals and Mining - 0.4%
†Liberty Mines [a]	244,500	359,213
†Perilya	57,900	133,168

		492,381

Real Estate - 2.3%
†The St. Joe Company	46,000	1,633,460
†W.P. Carey & Co.	31,435	1,043,642

		2,677,102

Total (Cost $6,655,055)		7,349,427

Technology – 18.4%
Aerospace and Defense - 1.1%
†HEICO Corporation	16,000	871,680
HEICO Corporation Cl. A	9,200	391,920

		1,263,600

Components and Systems - 2.3%
Acacia Research-Acacia Technologies [a]	64,450	578,761
Hutchinson Technology [a]	11,500	302,680
Nam Tai Electronics	23,200	261,464
Newport Corporation [a,c]	77,200	987,388
Richardson Electronics	94,200	660,342

		2,790,635

Distribution - 0.1%
†China 3C Group [a]	25,100	85,716

Internet Software and Services - 1.7%
CNET Networks [a,c]	53,700	490,818
Jupitermedia Corporation [a]	100,000	382,000
†Marchex Cl. B	58,700	637,482
†Stamps.com [a]	45,100	549,318

		2,059,618

IT Services - 2.2%
Perot Systems Cl. A [a,c]	25,000	337,500
SRA International Cl. A [a]	37,600	1,107,320
Sapient Corporation [a]	79,800	703,038
†Yucheng Technologies [a,c]	34,200	444,258

		2,592,116

70 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 5.5%
†Actions Semiconductor ADR [a,c]	89,300	$364,344
Advanced Energy Industries [a]	60,600	792,648
†Applied Micro Circuits [a]	32,400	283,176
†Cymer [a,c]	14,500	564,485
Diodes [a]	23,550	708,148
†Dolby Laboratories Cl. A [a]	13,800	686,136
Exar Corporation [a,c]	87,550	697,774
†Integrated Device Technology [a]	84,100	951,171
Jazz Technologies (Units) [a]	80,000	140,000
Supertex [a,c]	19,600	613,284
†Tessera Technologies [a]	11,400	474,240
†Zoran Corporation [a]	14,600	328,646

		6,604,052

Software - 3.7%
Aspen Technology [a,c]	19,300	313,046
†DivX [a]	38,600	540,400
Fair Isaac	25,200	810,180
†OpenTV Cl. A [a,c]	171,700	226,644
Pegasystems	74,600	889,978
†SkillSoft ADR [a]	89,200	852,752
THQ [a,c]	21,870	616,515
Trintech Group ADR [a]	70,590	178,593

		4,428,108

Telecommunications - 1.8%
ADTRAN	30,400	649,952
Comtech Telecommunications [a]	9,500	513,095
Novatel Wireless [a]	14,700	238,140
†RF Micro Devices [a]	119,900	684,629

		2,085,816

Total (Cost $22,444,694)		21,909,661

Miscellaneous [e] – 4.6%
Total (Cost $5,577,067)		5,443,534

TOTAL COMMON STOCKS
(Cost $110,184,202)		115,522,277

REPURCHASE AGREEMENT – 4.2%
State Street Bank & Trust Company, 4.00% dated 12/31/07, due 1/2/08, maturity value $5,076,128 (collateralized by obligations of various U.S. Government Agencies, valued at $5,202,000) (Cost $5,075,000)		5,075,000

	PRINCIPAL AMOUNT	VALUE
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 6.2%
U.S. Treasury Bonds 2.00%-3.875%
due 1/15/25-4/15/29	$8	$8
U.S. Treasury Notes 0.875%-3.625%
due 11/15/08-1/15/17	135,835	137,206
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		7,233,307

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $7,370,521)		7,370,521

TOTAL INVESTMENTS – 107.3%
(Cost $122,629,723)		127,967,798

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.3)%		(8,703,393)

NET ASSETS – 100.0%		$119,264,405

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 71

Schedules of Investments

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 94.7%

Consumer Products – 4.6%
Apparel, Shoes and Accessories - 3.5%
Brown Shoe Company	584,000	$8,859,280
Bernard Chaus [a]	909,558	536,639
dELiA*s [a,c]	897,524	2,432,290
Hanesbrands [a,c]	640,000	17,388,800
Hartmarx Corporation [a,c]	917,100	3,127,311
†Jones Apparel Group	674,724	10,788,837
Kellwood Company	641,500	10,674,560
†Movie Star [a]	804,600	1,295,406
Quiksilver [a,c]	920,900	7,901,322
Warnaco Group (The) [a,c]	395,379	13,759,189

		76,763,634

Home Furnishing and Appliances - 0.7%
American Technology [a,c]	681,600	1,724,448
Furniture Brands International	607,600	6,112,456
La-Z-Boy [c]	885,300	7,020,429

		14,857,333

Sports and Recreation - 0.2%
Steinway Musical Instruments	219,600	6,054,372

Other Consumer Products - 0.2%
NexCen Brands [a,c]	807,946	3,910,459

Total (Cost $125,432,313)		101,585,798

Consumer Services – 9.8%
Direct Marketing - 0.2%
Alloy [a]	399,700	3,765,174
Coldwater Creek [a,c]	176,710	1,182,190

		4,947,364

Leisure and Entertainment - 1.4%
Carmike Cinemas	458,959	3,332,042
†Cinemark Holdings [c]	776,700	13,203,900
Regal Entertainment Group Cl. A	811,700	14,667,419

		31,203,361

Media and Broadcasting - 0.5%
Ballantyne of Omaha [a,c]	280,200	1,630,764
Cox Radio Cl. A [a,c]	736,900	8,953,335

		10,584,099

Online Commerce - 0.2%
Autobytel [a,c]	1,469,829	4,042,030

Restaurants and Lodgings - 1.4%
†Jamba [a,c]	1,581,093	5,850,044
Krispy Kreme Doughnuts [a,c]	1,661,300	5,249,708
Landry’s Restaurants	707,100	13,929,870
Rubio’s Restaurants [a,b,c]	625,000	5,156,250

		30,185,872

Retail Stores - 6.1%
†Children’s Place Retail Stores [a,c]	511,300	13,258,009
†Collective Brands [a,c]	386,600	6,722,974
Conn’s [a]	413,152	7,069,031
Cost Plus [a,c]	928,465	4,029,538
Dillard’s Cl. A	464,900	8,730,822
Fred’s Cl. A	871,900	8,396,397
Gander Mountain [a,c]	643,268	3,171,311
†Group 1 Automotive	227,500	5,403,125
†MarineMax [a]	656,700	10,178,850
	SHARES	VALUE
†New York & Company [a,c]	575,900	$3,674,242
Pacific Sunwear of California [a,c]	523,300	7,383,763
†Pep Boys-Manny, Moe & Jack	825,550	9,477,314
Rent-A-Center [a,c]	563,000	8,174,760
REX Stores [a,b,c]	596,800	9,411,536
Saks [a]	659,300	13,687,068
Sharper Image [a,c]	722,678	2,023,498
Tuesday Morning	886,529	4,494,702
West Marine [a]	690,044	6,196,595
Wilsons The Leather Experts [a,c]	757,008	711,588

		132,195,123

Total (Cost $279,211,994)		213,157,849

Financial Intermediaries – 2.1%
Banking - 1.2%
Cascade Financial	205,151	2,790,054
Centennial Bank Holdings [a,c]	862,901	4,987,568
†Franklin Bank [a,c]	462,511	1,993,422
Fremont General [a,c]	1,026,604	3,593,114
Great Lakes Bancorp [a]	298,300	3,824,206
Pacific Mercantile Bancorp [a,c]	104,900	1,291,319
Superior Bancorp [a,c]	207,900	1,116,423
Texas Capital Bancshares [a]	317,800	5,799,850

		25,395,956

Insurance - 0.9%
American Equity Investment Life Holding Company	529,860	4,392,539
Horace Mann Educators	317,100	6,005,874
Meadowbrook Insurance Group [a,c]	759,900	7,150,659
RAM Holdings [a,c]	310,600	1,534,364

		19,083,436

Total (Cost $51,161,963)		44,479,392

Financial Services – 0.5%
Diversified Financial Services - 0.3%
Advanta Corporation Cl. B	718,397	5,797,464

Investment Management - 0.2%
Evercore Partners Cl. A	253,300	5,458,615

Total (Cost $17,293,028)		11,256,079

Health – 6.1%
Drugs and Biotech - 1.4%
Cambrex Corporation	760,300	6,371,314
Invitrogen Corporation [a,c]	149,000	13,918,090
Par Pharmaceutical Companies [a,c]	416,950	10,006,800

		30,296,204

Health Services - 3.2%
AMICAS [a,c]	780,536	2,076,226
Albany Molecular Research [a]	862,500	12,402,750
Allion Healthcare [a,b]	913,134	5,013,106
Kindred Healthcare [a,c]	468,300	11,698,134
LifePoint Hospitals [a,c]	484,100	14,397,134
Medical Staffing Network Holdings [a]	757,796	4,569,510
†PharMerica Corporation [a,c]	648,809	9,005,469
QuadraMed [a,c]	657,500	1,242,675
†RehabCare Group [a,c]	436,644	9,850,689

		70,255,693

72 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.5%
Del Global Technologies [a]	735,348	$2,132,509
Digirad Corporation [a,b,c]	1,025,122	3,731,444
HealthTronics [a,c]	768,544	3,527,617
Home Diagnostics [a,c]	590,743	4,826,370
Orthofix International [a,c]	146,100	8,469,417
Wright Medical Group [a,c]	379,010	11,055,722

		33,743,079

Total (Cost $124,826,566)		134,294,976

Industrial Products – 20.9%
Automotive - 0.2%
Cooper Tire & Rubber	232,100	3,848,218

Building Systems and Components - 0.4%
†Flanders Corporation [a,c]	1,037,020	5,828,052
NCI Building Systems [a,c]	109,300	3,146,747
PGT [a]	48,339	230,094

		9,204,893

Construction Materials - 0.3%
Trex Company [a,b,c]	809,000	6,884,590

Industrial Components - 4.2%
Barnes Group	277,100	9,252,369
CTS Corporation	704,200	6,992,706
Crane Company	322,800	13,848,120
Deswell Industries	394,198	2,384,898
Gerber Scientific [a]	969,600	10,471,680
GrafTech International [a]	533,860	9,476,015
Hawk Corporation Cl. A [a]	368,700	6,643,974
Planar Systems [a,c]	734,955	4,703,712
Timken Company (The)	537,300	17,650,305
Zygo Corporation [a,c]	787,603	9,813,533

		91,237,312

Machinery - 5.0%
Astec Industries [a,c]	215,475	8,013,515
Baldwin Technology Cl. A [a]	647,000	3,053,840
†Chart Industries [a,c]	88,900	2,747,010
†EnPro Industries [a,c]	427,000	13,087,550
FEI Company [a,c]	407,100	10,108,293
Flow International [a]	1,117,886	10,418,698
Gardner Denver [a,c]	400,900	13,229,700
†Gehl Company [a,c]	545,968	8,757,327
Hurco Companies [a]	48,860	2,132,739
Intermec [a,c]	418,850	8,506,844
Keithley Instruments	442,100	4,279,528
LeCroy Corporation [a,b]	721,900	6,937,459
Mueller Water Products Cl. B	420,975	4,197,121
Thermadyne Holdings [a,c]	483,600	5,479,188
Trinity Industries	296,550	8,232,228

		109,181,040

Metal Fabrication and Distribution - 2.9%
Carpenter Technology	93,800	7,050,946
†Claymont Steel Holdings [a,c]	420,000	9,807,000
Commercial Metals	327,250	9,637,512
Haynes International [a,c]	199,700	13,879,150
Insteel Industries	539,284	6,325,801
NN	604,608	5,695,407
Northwest Pipe [a,c]	274,155	10,730,427

		63,126,243

	SHARES	VALUE
Miscellaneous Manufacturing - 0.2%
Cherokee International [a,c]	704,333	$1,436,839
Interface Cl. A	186,400	3,042,048

		4,478,887

Paper and Packaging - 0.5%
Chesapeake Corporation [c]	684,300	3,551,517
Graphic Packaging [a,c]	1,733,600	6,396,984

		9,948,501

Pumps, Valves and Bearings - 0.9%
CIRCOR International	406,900	18,863,884

Specialty Chemicals and Materials - 5.3%
Aceto Corporation	1,040,252	8,322,016
Calgon Carbon [a,c]	583,200	9,267,048
Chemtura Corporation	654,700	5,106,660
Cytec Industries	253,000	15,579,740
Ferro Corporation	768,400	15,928,932
Lydall [a,c]	661,300	6,956,876
Material Sciences [a]	638,500	4,744,055
Park Electrochemical	509,400	14,385,456
Penford Corporation	180,100	4,608,759
PolyOne Corporation [a,c]	1,269,750	8,354,955
Quaker Chemical	341,000	7,491,770
†SGL Carbon [a]	167,133	8,985,870
Spartech Corporation	485,200	6,841,320

		116,573,457

Textiles - 1.0%
Albany International Cl. A	416,500	15,452,150
Dixie Group [a]	513,417	4,240,824
Unifi [a,c]	1,337,400	3,236,508
Wellman [c]	852,046	102,246

		23,031,728

Total (Cost $388,005,162)		456,378,753

Industrial Services – 8.9%
Advertising and Publishing - 2.2%
Harris Interactive [a,c]	1,140,580	4,858,871
Journal Register	1,709,400	3,008,544
MDC Partners Cl. A [a]	491,700	4,789,158
MIVA [a,c]	1,580,987	3,019,685
McClatchy Company (The) Cl. A [c]	692,200	8,666,344
Media General Cl. A	392,800	8,347,000
Scholastic Corporation [a,c]	479,700	16,736,733

		49,426,335

Commercial Services - 2.6%
†Access Integrated Technologies Cl. A [a]	791,400	3,537,558
Anacomp Cl. A [a]	105,000	246,750
Furmanite Corporation [a]	969,509	11,440,206
Gevity HR	636,300	4,893,147
Lincoln Educational Services [a,c]	466,600	6,868,352
Rentrak Corporation [a,c]	318,300	4,593,069
TRC Companies [a,b,c]	1,272,732	10,181,856
Volt Information Sciences [a,c]	796,503	14,544,145

		56,305,083

Engineering and Construction - 1.5%
Champion Enterprises [a,c]	488,800	4,604,496
Comstock Homebuilding Cl. A [a,b,c]	1,165,011	768,907
Fleetwood Enterprises [a]	240,900	1,440,582
†Hovnanian Enterprises Cl. A [a,c]	735,332	5,272,330

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 73

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
M.D.C. Holdings	276,300	$10,259,019
Matrix Service [a]	411,000	8,968,020
Modtech Holdings [a,c]	1,061,370	944,619

		32,257,973

Food and Tobacco Processors - 0.7%
†Andersons (The)	238,254	10,673,779
Sunopta [a]	299,000	3,991,650

		14,665,429

Printing - 0.4%
Bowne & Co.	459,900	8,094,240

Transportation and Logistics - 1.5%
ABX Air [a,c]	1,042,294	4,356,789
AirTran Holdings [a,c]	211,100	1,511,476
DryShips	71,000	5,495,400
Frontier Airlines Holdings [a,c]	1,086,400	5,714,464
†OceanFreight	423,005	8,134,386
†Velocity Express [a,c]	102,016	311,149
YRC Worldwide [a,c]	511,627	8,743,705

		34,267,369

Total (Cost $243,349,541)		195,016,429

Natural Resources – 4.0%
Energy Services - 0.9%
Newpark Resources [a,c]	1,855,800	10,114,110
Pioneer Drilling [a,c]	716,700	8,514,396

		18,628,506

Oil and Gas - 1.6%
Bronco Drilling [a,c]	476,212	7,071,748
Pengrowth Energy Trust	392,600	6,976,502
†Stone Energy [a,c]	292,000	13,697,720
Swift Energy Company [a,c]	188,000	8,277,640

		36,023,610

Precious Metals and Mining - 1.5%
Century Aluminum [a,c]	216,206	11,662,152
†USEC [a,c]	368,800	3,319,200
Walter Industries	478,579	17,195,343

		32,176,695

Total (Cost $70,321,682)		86,828,811

Technology – 32.8%
Aerospace and Defense - 5.1%
Applied Signal Technology [b]	703,760	9,557,061
BE Aerospace [a,c]	267,200	14,134,880
CPI Aerostructures [a,b,c]	305,100	2,654,370
Ducommun [a]	333,400	12,669,200
Esterline Technologies [a,c]	247,300	12,797,775
GenCorp [a]	1,280,242	14,927,622
Herley Industries [a]	138,298	1,901,598
Hexcel Corporation [a,c]	803,300	19,504,124
Kaman Corporation	540,400	19,892,124
Teledyne Technologies [a,c]	54,400	2,901,152

		110,939,906

Components and Systems - 6.1%
Analogic Corporation	231,300	15,663,636
Benchmark Electronics [a,c]	686,450	12,170,759
Cray [a,c]	1,456,434	8,724,040
	SHARES	VALUE
Dot Hill Systems [a,c]	1,731,488	$4,207,516
Hypercom Corporation [a,c]	1,429,350	7,118,163
InFocus Corporation [a]	1,145,605	2,085,001
Interlink Electronics [a,b,c]	787,275	1,338,368
Interphase Corporation [a,b,c]	392,400	4,049,568
KEMET Corporation [a,c]	1,202,500	7,972,575
Mercury Computer Systems [a,c]	779,111	12,551,478
Merix Corporation [a,b]	1,232,200	5,729,730
Newport Corporation [a,c]	640,687	8,194,387
OSI Systems [a,c]	474,995	12,573,118
Printronix [b]	359,481	5,697,774
SCM Microsystems [a,b,c]	894,420	2,987,363
Sigmatron International [a,b,c]	300,200	2,248,498
Sparton Corporation [a]	263,997	1,304,145
Spectrum Control [a]	273,969	4,219,123
TTM Technologies [a]	511,200	5,960,592
Vishay Intertechnology [a,c]	848,000	9,675,680

		134,471,514

Distribution - 0.4%
Bell Industries [a,b]	468,100	416,609
Bell Microproducts [a,c]	877,886	5,276,095
Data I/O Corporation [a]	335,000	2,194,250

		7,886,954

Internet Software and Services - 3.1%
EarthLink [a,c]	1,167,000	8,250,690
InfoSpace	757,828	14,247,166
Interwoven [a,c]	880,840	12,525,545
†Jupitermedia Corporation [a,c]	748,300	2,858,506
Lionbridge Technologies [a,c]	1,304,610	4,631,366
LookSmart [a,c]	506,079	1,614,392
1-800-Flowers.com Cl. A [a]	268,614	2,345,000
RealNetworks [a,c]	1,605,815	9,779,413
†S1 Corporation [a,c]	749,406	5,470,664
SupportSoft [a,c]	1,589,200	7,071,940

		68,794,682

IT Services - 0.4%
CIBER [a,c]	1,091,323	6,667,984
Computer Task Group [a]	342,046	1,891,514

		8,559,498

Semiconductors and Equipment - 7.6%
†AXT [a,c]	593,142	3,677,480
Actel Corporation [a,c]	705,597	9,638,455
Advanced Energy Industries [a,c]	511,456	6,689,844
ANADIGICS [a,c]	475,000	5,495,750
†BTU International [a,c]	295,130	3,931,132
Brooks Automation [a]	574,800	7,593,108
California Micro Devices [a,b]	1,349,700	6,262,608
Cascade Microtech [a,c]	241,161	2,455,019
Cohu	407,500	6,234,750
Cypress Semiconductor [a,c]	220,100	7,930,203
Electroglas [a,b,c]	1,417,927	2,382,117
Fairchild Semiconductor International [a]	713,100	10,290,033
GSI Group [a]	1,217,576	11,250,402
†Ikanos Communications [a,c]	787,221	4,235,249
Kulicke & Soffa Industries [a]	1,008,300	6,916,938
Maxwell Technologies [a]	628,700	5,199,349
Nanometrics [a,b,c]	1,008,800	9,946,768
PLX Technology [a,c]	653,587	6,078,359

74 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Pericom Semiconductor [a,c]	613,000	$11,463,100
Sanmina-SCI Corporation [a,c]	1,306,600	2,378,012
Silicon Storage Technology [a,c]	1,100,825	3,291,467
TriQuint Semiconductor [a,c]	1,408,600	9,339,018
Varian Semiconductor Equipment Associates [a,c]	149,904	5,546,448
Veeco Instruments [a,c]	652,700	10,900,090
White Electronic Designs [a,b]	1,278,890	5,934,050

		165,059,749

Software - 4.0%
Aspen Technology [a]	239,300	3,881,446
Avid Technology [a,c]	392,212	11,115,288
Borland Software [a]	1,630,150	4,906,752
Bottomline Technologies [a,b,c]	1,398,414	19,577,796
Concurrent Computer [a,c]	1,704,073	1,414,381
Epicor Software [a,c]	918,006	10,814,111
Evans & Sutherland Computer [a,b,c]	763,225	954,031
JDA Software Group [a]	244,565	5,003,800
MSC.Software [a,c]	747,500	9,710,025
Majesco Entertainment [a,c]	1,419,886	1,916,846
Moldflow Corporation [a]	252,540	4,068,419
QAD	1,039,100	9,705,194
SumTotal Systems [a,c]	973,869	4,625,878

		87,693,967

Telecommunications - 6.1%
ADC Telecommunications [a,c]	711,500	11,063,825
Carrier Access [a,c]	1,258,126	3,019,502
Centillium Communications [a,c]	1,758,249	2,021,986
ClearOne Communications [a,b]	701,944	3,860,692
EMS Technologies [a]	282,464	8,541,711
General Communication Cl. A [a,c]	554,145	4,848,769
Globecomm Systems [a,c]	484,400	5,667,480
Harmonic [a,c]	574,700	6,022,856
†Harris Stratex Networks Cl. A [a,c]	806,577	13,469,836
MasTec [a,c]	481,600	4,897,872
Network Equipment Technologies [a]	1,009,200	8,497,464
†Oplink Communications [a,c]	904,501	13,884,090
Optical Cable [a]	299,065	1,193,269
Powerwave Technologies [a,c]	1,704,800	6,870,344
Radyne [a,c]	848,630	7,807,396
Symmetricom [a,c]	997,300	4,697,283
Tekelec [a,c]	1,084,300	13,553,750
Tollgrade Communications [a,b,c]	830,661	6,661,901
UTStarcom [a,c]	1,431,902	3,937,731
WJ Communications [a,c]	1,216,100	899,914
Westell Technologies Cl. A [a,c]	1,877,021	2,702,910

		134,120,581

Total (Cost $673,576,763)		717,526,851

Miscellaneous [e] – 5.0%
Total (Cost $142,433,471)		108,833,070

TOTAL COMMON STOCKS
(Cost $2,115,612,483)		2,069,358,008

		VALUE
REPURCHASE AGREEMENTS – 5.2%
State Street Bank & Trust Company, 4.00% dated 12/31/07, due 1/2/08, maturity value $28,224,271 (collateralized by obligations of various U.S. Government Agencies, valued at $29,962,500) (Cost $28,218,000)		$28,218,000

Lehman Brothers (Tri-Party), 4.125% dated 12/31/07, due 1/2/08, maturity value $85,019,479 (collateralized by obligations of various U.S. Government Agencies, valued at $86,724,536) (Cost $85,000,000)		85,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $113,218,000)		113,218,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 13.5%
Federal National Mortgage Association
3.75%-5.00%
due 7/25/08-2/16/12	$7,517	7,644
U.S. Treasury Bonds 5.25%-8.875%
due 2/15/19-2/15/29	52,244	52,971
U.S. Treasury Notes 0.875%-3.625%
due 11/15/08-1/15/16	47,544	47,795
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		295,864,474

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $295,972,884)		295,972,884

TOTAL INVESTMENTS – 113.4%
(Cost $2,524,803,367)		2,478,548,892

LIABILITIES LESS CASH
AND OTHER ASSETS – (13.4)%		(293,969,667)

NET ASSETS – 100.0%		$2,184,579,225

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 75

Schedules of Investments

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 91.3%

Consumer Products – 14.6%
Apparel, Shoes and Accessories - 3.6%
†Brown Shoe Company	548,800	$8,325,296
†Carter’s [a,c]	289,700	5,605,695
K-Swiss Cl. A	356,000	6,443,600

		20,374,591

Food/Beverage/Tobacco - 3.6%
Lancaster Colony	469,100	18,623,270
National Beverage	177,917	1,430,452

		20,053,722

Home Furnishing and Appliances - 6.6%
Ethan Allen Interiors	290,000	8,265,000
Koss Corporation [b]	195,000	3,490,500
National Presto Industries [b]	483,100	25,440,046

		37,195,546

Sports and Recreation - 0.8%
Escalade	490,800	4,481,004

Total (Cost $79,538,507)		82,104,863

Consumer Services – 7.9%
Leisure and Entertainment - 0.6%
Bowl America Cl. A	208,300	3,314,053

Restaurants and Lodgings - 3.0%
CEC Entertainment [a,c]	253,300	6,575,668
Frisch’s Restaurants [b]	277,000	6,481,800
Jack in the Box [a,c]	150,000	3,865,500

		16,922,968

Retail Stores - 4.3%
AnnTaylor Stores [a,c]	195,000	4,984,200
Arden Group Cl. A	115,100	17,804,819
†Dollar Tree Stores [a,c]	61,000	1,581,120

		24,370,139

Total (Cost $29,894,240)		44,607,160

Financial Services – 3.5%
Insurance Brokers - 3.5%
Hilb Rogal & Hobbs	481,500	19,534,455

Total (Cost $15,546,870)		19,534,455

Health – 6.5%
Medical Products and Devices - 6.5%
Atrion Corporation	74,600	9,511,500
Bio-Rad Laboratories Cl. A [a,c]	250,800	25,987,896
†Patterson Companies [a,c]	34,400	1,167,880

Total (Cost $18,974,733)		36,667,276

Industrial Products – 37.7%
Automotive - 2.0%
Dorman Products [a,c]	788,158	11,262,778

Industrial Components - 3.2%
Genlyte Group (The) [a,c]	42,000	3,998,400
Hubbell Cl. B	131,000	6,759,600
Standex International	426,500	7,442,425

		18,200,425

Machinery - 16.8%
Ampco-Pittsburgh	207,000	7,892,910
Applied Industrial Technologies	217,500	6,311,850

	SHARES	VALUE
Cascade Corporation	197,300	$9,166,558
Hurco Companies [a]	128,200	5,595,930
K-Tron International [a,c]	76,000	9,063,000
Kennametal	180,200	6,822,372
Nordson Corporation	130,000	7,534,800
Regal-Beloit	231,400	10,401,430
Rofin-Sinar Technologies [a]	553,600	26,633,696
Wabtec Corporation	142,300	4,900,812

		94,323,358

Metal Fabrication and Distribution - 7.2%
Carpenter Technology	281,100	21,130,287
Insteel Industries	755,000	8,856,150
Quanex Corporation	196,000	10,172,400

		40,158,837

Miscellaneous Manufacturing - 2.8%
Carlisle Companies	286,100	10,594,283
HNI Corporation	87,300	3,060,738
Met-Pro Corporation	171,000	2,065,680

		15,720,701

Specialty Chemicals and Materials - 5.7%
Hawkins [b]	547,500	8,212,500
Lubrizol Corporation	131,800	7,138,288
Park Electrochemical	425,500	12,016,120
Schulman (A.)	208,600	4,495,330

		31,862,238

Total (Cost $143,828,802)		211,528,337

Industrial Services – 10.1%
Commercial Services - 1.8%
†MPS Group [a,c]	314,000	3,435,160
Watson Wyatt Worldwide Cl. A	141,200	6,553,092

		9,988,252

Industrial Distribution - 4.5%
Lawson Products [b]	450,000	17,064,000
Watsco	223,100	8,201,156

		25,265,156

Printing - 2.9%
CSS Industries	445,300	16,342,510

Transportation and Logistics - 0.9%
Arkansas Best	222,100	4,872,874

Total (Cost $47,551,512)		56,468,792

Natural Resources – 4.0%
Energy Services - 4.0%
†NATCO Group Cl. A [a,c]	62,400	3,378,960
†RPC	408,004	4,777,727
†Superior Well Services [a,c]	249,700	5,298,634
†Trico Marine Services [a,c]	239,000	8,847,780

Total (Cost $22,812,386)		22,303,101

Technology – 6.1%
Components and Systems - 3.6%
†AVX Corporation	365,000	4,898,300
Rimage Corporation [a,c]	176,300	4,574,985
Thomas & Betts [a]	223,000	10,935,920

		20,409,205

Semiconductors and Equipment - 2.5%
†Advanced Energy Industries [a,c]	196,000	2,563,680
CyberOptics Corporation [a,c]	206,509	2,478,108

76 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Value Fund

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
†Cymer [a,c]	54,300	$2,113,899
†MKS Instruments [a,c]	346,700	6,635,838

		13,791,525

Total (Cost $35,859,803)		34,200,730

Miscellaneous [e] – 0.9%
Total (Cost $5,202,040)		5,083,373

TOTAL COMMON STOCKS
(Cost $399,208,893)		512,498,087

REPURCHASE AGREEMENTS – 8.9%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $9,959,213 (collateralized
by obligations of various U.S. Government
Agencies, valued at $10,210,275)
(Cost $9,957,000)		9,957,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $40,009,167 (collateralized
by obligations of various U.S. Government
Agencies, valued at $40,811,020)
(Cost $40,000,000)		40,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $49,957,000)		49,957,000

COLLATERAL RECEIVED FOR
SECURITIES LOANED – 6.5%
Money Market Funds
AIM Liquid Assets Institutional Fund
(7 day yield-4.67%)
(Cost $36,597,230)		36,597,230

TOTAL INVESTMENTS – 106.7%
(Cost $485,763,123)		599,052,317

LIABILITIES LESS CASH
AND OTHER ASSETS – (6.7)%		(37,552,095)

NET ASSETS – 100.0%		$561,500,222

	SHARES	VALUE
COMMON STOCKS – 93.1%

Consumer Products – 6.8%
Apparel, Shoes and Accessories - 0.7%
Fossil [a,c]	137,500	$5,772,250

Collectibles - 0.6%
RC2 Corporation [a,c]	188,942	5,303,602

Health, Beauty and Nutrition - 1.0%
Nu Skin Enterprises Cl. A	521,500	8,568,245

Home Furnishing and Appliances - 0.5%
Ethan Allen Interiors	84,500	2,408,250
†Rational	11,400	2,332,270

		4,740,520

Sports and Recreation - 4.0%
Thor Industries	541,300	20,574,813
Winnebago Industries	655,035	13,768,836

		34,343,649

Total (Cost $64,735,822)		58,728,266

Consumer Services – 4.5%
Leisure and Entertainment - 1.0%
International Speedway Cl. A	210,900	8,684,862

Restaurants and Lodgings - 0.1%
CEC Entertainment [a]	1,500	38,940

Retail Stores - 3.4%
American Eagle Outfitters	402,800	8,366,156
Buckle (The)	337,200	11,127,600
†Dress Barn (The) [a,c]	839,800	10,505,898

		29,999,654

Total (Cost $43,953,897)		38,723,456

Financial Intermediaries – 5.2%
Insurance - 2.5%
Aspen Insurance Holdings	71,800	2,070,712
†Max Capital Group	369,797	10,350,618
†PartnerRe	111,800	9,226,854

		21,648,184

Securities Brokers - 2.7%
Knight Capital Group Cl. A [a]	1,616,500	23,277,600

Total (Cost $47,425,161)		44,925,784

Financial Services – 0.9%
Investment Management - 0.9%
Federated Investors Cl. B	180,500	7,429,380

Total (Cost $6,159,627)		7,429,380

Health – 2.2%
Drugs and Biotech - 1.1%
Endo Pharmaceuticals Holdings [a]	361,400	9,638,538

Medical Products and Devices - 1.1%
Vital Signs	176,692	9,032,495

Total (Cost $18,445,370)		18,671,033

Industrial Products – 20.1%
Automotive - 0.7%
†Copart [a,c]	152,600	6,493,130

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 77

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components - 1.7%
Drew Industries [a,c]	68,633	$1,880,544
Simpson Manufacturing	467,100	12,420,189

		14,300,733

Machinery - 5.9%
†Applied Industrial Technologies	329,500	9,562,090
†Gardner Denver [a,c]	452,400	14,929,200
Graco	87,500	3,260,250
Lincoln Electric Holdings	203,700	14,499,366
†Pfeiffer Vacuum Technology	80,600	6,456,718
Woodward Governor	33,100	2,249,145

		50,956,769

Metal Fabrication and Distribution - 10.2%
†Carpenter Technology	160,500	12,064,785
Metal Management	377,731	17,198,092
†Quanex Corporation	215,900	11,205,210
Reliance Steel & Aluminum	454,200	24,617,640
Schnitzer Steel Industries Cl. A	340,200	23,518,026

		88,603,753

Specialty Chemicals and Materials - 1.6%
Westlake Chemical	722,600	13,722,174

Total (Cost $153,150,880)		174,076,559

Industrial Services – 13.1%
Commercial Services - 9.6%
†CRA International [a,c]	249,082	11,858,794
Heidrick & Struggles International	508,366	18,865,462
†Kforce [a]	893,900	8,715,525
Korn/Ferry International [a,c]	1,127,200	21,213,904
†Resources Connection	480,869	8,732,581
†TrueBlue [a,c]	947,337	13,717,440

		83,103,706

Food and Tobacco Processors - 1.6%
†Sanderson Farms	417,351	14,098,117

Transportation and Logistics - 1.9%
Arkansas Best	358,600	7,867,684
†Heartland Express	573,300	8,129,394

		15,997,078

Total (Cost $134,744,780)		113,198,901

Natural Resources – 31.9%
Energy Services - 11.8%
Ensign Energy Services	929,800	14,366,938
Helmerich & Payne	166,500	6,671,655
Oil States International [a]	714,800	24,388,976
Patterson-UTI Energy	571,500	11,155,680
RPC	860,400	10,075,284
Superior Well Services [a]	644,300	13,672,046
Tesco Corporation [a]	210,400	6,032,168
Trican Well Service	805,700	15,698,476

		102,061,223

Oil and Gas - 8.2%
Cimarex Energy	298,200	12,682,446
†Frontier Oil	277,200	11,248,776
†Grey Wolf [a,c]	1,744,900	9,300,317
St. Mary Land & Exploration	355,400	13,721,994
Unit Corporation [a]	524,575	24,261,594

		71,215,127

	SHARES	VALUE
Precious Metals and Mining - 11.9%
Agnico-Eagle Mines	413,800	$22,605,894
†Fronteer Development Group [a]	1,327,300	13,206,635
Ivanhoe Mines [a,c]	1,386,600	14,878,218
Pan American Silver [a]	542,000	18,932,060
†Red Back Mining [a]	1,396,400	10,031,386
Silver Standard Resources [a,c]	631,400	23,065,042

		102,719,235

Total (Cost $252,137,308)		275,995,585

Technology – 7.7%
IT Services - 0.6%
Perot Systems Cl. A [a,c]	372,500	5,028,750

Semiconductors and Equipment - 5.5%
†Advanced Energy Industries [a,c]	590,067	7,718,076
Entegris [a,c]	261,500	2,256,745
Fairchild Semiconductor International [a]	606,900	8,757,567
†MKS Instruments [a,c]	787,600	15,074,664
†Novellus Systems [a,c]	193,831	5,343,921
†Verigy [a]	327,700	8,903,609

		48,054,582

Telecommunications - 1.6%
†Comtech Telecommunications [a]	130,358	7,040,636
NETGEAR [a]	189,000	6,741,630

		13,782,266

Total (Cost $68,267,997)		66,865,598

Miscellaneous [e] – 0.7%
Total (Cost $7,012,176)		6,139,334

TOTAL COMMON STOCKS
(Cost $796,033,018)		804,753,896

REPURCHASE AGREEMENTS – 7.1%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $16,662,702 (collateralized
by obligations of various U.S. Government
Agencies, valued at $17,079,900)
(Cost $16,659,000)		16,659,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $45,010,313 (collateralized
by obligations of various U.S. Government
Agencies, valued at $45,913,100)
(Cost $45,000,000)		45,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $61,659,000)		61,659,000

78 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Value Plus Fund

VALUE
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 5.1%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)
(Cost $43,518,633)	$43,518,633

TOTAL INVESTMENTS – 105.3%
(Cost $901,210,651)	909,931,529

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.3)%	(45,540,916)

NET ASSETS – 100.0%	$864,390,613

	SHARES	VALUE
COMMON STOCKS – 92.2%

Consumer Products – 4.5%
Apparel, Shoes and Accessories - 1.2%
Gildan Activewear [a]	854,400	$35,167,104

Consumer Electronics - 0.6%
†Sonic Solutions [a,b,c]	1,711,900	17,786,641

Health, Beauty and Nutrition - 1.4%
Nu Skin Enterprises Cl. A	283,300	4,654,619
†NutriSystem [a,c]	1,312,970	35,423,931

		40,078,550

Home Furnishing and Appliances - 0.7%
DTS [a,c]	459,200	11,741,744
Select Comfort [a,c]	1,179,300	8,266,893

		20,008,637

Sports and Recreation - 0.6%
Thor Industries	480,800	18,275,208

Total (Cost $144,533,551)		131,316,140

Consumer Services – 3.5%
Direct Marketing - 0.1%
†Coldwater Creek [a,c]	500,000	3,345,000

Leisure and Entertainment - 0.9%
DreamWorks Animation SKG Cl. A [a]	987,200	25,213,088

Online Commerce - 0.2%
Liquidity Services [a]	419,000	5,405,100

Restaurants and Lodgings - 0.3%
†Cosi [a,b,c]	3,997,600	8,954,624

Retail Stores - 2.0%
A.C. Moore Arts & Crafts [a,b,c]	1,603,100	22,042,625
†Casual Male Retail Group [a,b]	2,931,600	15,185,688
Christopher & Banks [b]	2,000,300	22,903,435

		60,131,748

Total (Cost $159,152,813)		103,049,560

Financial Intermediaries – 4.5%
Banking - 0.8%
Bancorp (The) [a,b]	696,300	9,372,198
Enterprise Financial Services [b]	624,800	14,876,488

		24,248,686

Securities Brokers - 2.4%
Knight Capital Group Cl. A [a]	2,703,800	38,934,720
†Tradestation Group [a,c]	2,135,000	30,338,350

		69,273,070

Securities Exchanges - 1.3%
TSX Group	735,700	39,358,590

Total (Cost $130,306,696)		132,880,346

Financial Services – 3.5%
Diversified Financial Services - 1.2%
MarketAxess Holdings [a,c]	805,000	10,328,150
MoneyGram International	1,550,600	23,832,722

		34,160,872

Information and Processing - 1.2%
†SEI Investments	1,116,000	35,901,720

Insurance Brokers - 0.8%
†Brown & Brown	1,012,100	23,784,350

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 79

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Financial Services (continued)
Investment Management - 0.3%
U.S. Global Investors Cl. A	500,000	$8,330,000

Total (Cost $104,087,362)		102,176,942

Health – 11.2%
Drugs and Biotech - 5.4%
†Alpharma Cl. A [a,c]	1,427,900	28,772,185
†Arena Pharmaceuticals [a,c]	2,012,000	15,753,960
†Cerus Corporation [a,b,c]	2,634,500	17,150,595
Dyax Corporation [a,b]	3,748,060	13,717,900
†Exelixis [a,c]	1,026,800	8,861,284
Perrigo Company	593,100	20,764,431
Pharmanet Development Group [a]	841,300	32,987,373
Theratechnologies [a]	2,064,000	22,753,250

		160,760,978

Health Services - 1.3%
Cypress Bioscience [a,b]	2,234,200	24,643,226
†LHC Group [a,c]	517,600	12,929,648

		37,572,874

Medical Products and Devices - 4.0%
Anika Therapeutics [a,b]	1,042,395	15,135,575
Caliper Life Sciences [a,c]	2,141,700	11,843,601
HealthTronics [a,b,c]	3,158,000	14,495,220
†Patterson Companies [a]	721,300	24,488,135
Possis Medical [a]	366,584	5,344,795
Shamir Optical Industry [b]	899,900	8,999,000
†Stereotaxis [a,c]	1,140,500	13,936,910
†Vital Images [a,b,c]	1,379,200	24,922,144

		119,165,380

Personal Care - 0.5%
Inter Parfums	764,700	13,741,659

Total (Cost $315,155,404)		331,240,891

Industrial Products – 13.5%
Automotive - 0.8%
†Spartan Motors [b]	3,075,729	23,498,570

Building Systems and Components - 0.6%
Drew Industries [a]	661,000	18,111,400

Industrial Components - 1.0%
†CLARCOR	769,300	29,210,321

Machinery - 5.0%
†A.S.V. [a,c]	868,800	12,032,880
Diebold	236,900	6,865,362
†Kennametal	912,200	34,535,892
Lincoln Electric Holdings	133,900	9,531,002
†National Instruments	656,500	21,881,145
†Tennant Company	782,100	34,639,209
Woodward Governor	432,800	29,408,760

		148,894,250

Metal Fabrication and Distribution - 3.9%
†Houston Wire & Cable [b,c]	992,000	14,026,880
Metal Management	368,400	16,773,252
Reliance Steel & Aluminum	809,700	43,885,740
Schnitzer Steel Industries Cl. A	404,130	27,937,507
†Sims Group	493,000	11,553,685

		114,177,064

Miscellaneous Manufacturing - 0.8%
†Raven Industries	641,800	24,638,702

	SHARES	VALUE
Specialty Chemicals and Materials - 0.9%
†Symyx Technologies [a,b,c]	3,336,477	$25,624,143

Textiles - 0.5%
UniFirst Corporation	399,000	15,162,000

Total (Cost $360,230,044)		399,316,450

Industrial Services – 9.4%
Commercial Services - 2.9%
MPS Group [a]	1,272,900	13,925,526
Navigant Consulting [a]	808,500	11,052,195
†PeopleSupport [a,b,c]	1,900,900	26,004,312
TrueBlue [a]	1,245,200	18,030,496
Universal Technical Institute [a]	969,700	16,484,900

		85,497,429

Food and Tobacco Processors - 0.8%
†Sanderson Farms	665,549	22,482,245

Industrial Distribution - 3.9%
†Grainger (W.W.)	309,600	27,096,192
MSC Industrial Direct Cl. A	695,600	28,150,932
Ritchie Bros. Auctioneers	418,000	34,568,600
†Watsco	700,300	25,743,028

		115,558,752

Transportation and Logistics - 1.8%
†Celadon Group [a,b,c]	2,136,200	19,567,592
†Pacer International	1,485,300	21,685,380
Universal Truckload Services [a]	674,600	12,925,336

		54,178,308

Total (Cost $319,708,239)		277,716,734

Natural Resources – 18.5%
Energy Services - 4.3%
Calfrac Well Services	770,800	13,761,078
Carbo Ceramics	375,800	13,979,760
Ensign Energy Services	1,548,800	23,931,506
Pason Systems	1,491,000	18,868,828
Tesco Corporation [a]	792,700	22,726,709
Trican Well Service	1,603,800	31,248,872

		124,516,753

Oil and Gas - 2.4%
Bill Barrett [a]	679,700	28,459,039
Unit Corporation [a]	926,300	42,841,375

		71,300,414

Precious Metals and Mining - 11.8%
Agnico-Eagle Mines	891,800	48,719,034
Alamos Gold [a]	2,981,600	16,706,265
AMCOL International	677,638	24,415,297
Equinox Minerals [a]	2,720,500	15,050,337
†Fronteer Development Group [a,c]	2,556,000	25,432,200
Gabriel Resources [a]	5,952,300	11,881,079
Gammon Gold [a,c]	2,816,200	22,557,762
Ivanhoe Mines [a,c]	3,711,000	39,819,030
†Lundin Mining [a,c]	450,000	4,315,500
NovaGold Resources [a,c]	4,501,600	36,733,056
Silver Standard Resources [a,c]	1,061,000	38,758,330
Silvercorp Metals	3,689,600	35,066,060
†Uranium Resources [a,c]	2,315,200	28,893,696

		348,347,646

Total (Cost $480,491,991)		544,164,813

80 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Technology – 19.1%
Aerospace and Defense - 0.5%
FLIR Systems [a,c]	468,400	$14,660,920

Components and Systems - 1.6%
†Electro Scientific Industries [a,c]	751,200	14,911,320
Mercury Computer Systems [a,b]	1,576,049	25,390,149
†3D Systems [a]	474,350	7,323,964

		47,625,433

Internet Software and Services - 2.8%
Answers Corporation [a,b,c]	575,010	3,910,068
eResearch Technology [a]	1,738,400	20,547,888
Packeteer [a,b]	2,259,400	13,917,904
RADVision [a,b]	1,512,500	16,713,125
RealNetworks [a,c]	4,335,400	26,402,586

		81,491,571

IT Services - 1.0%
Entrust [a,b]	4,575,434	8,830,588
Perot Systems Cl. A [a]	1,543,200	20,833,200

		29,663,788

Semiconductors and Equipment - 6.9%
Axcelis Technologies [a,c]	3,702,400	17,031,040
Cirrus Logic [a]	1,824,382	9,632,737
Dolby Laboratories Cl. A [a]	520,100	25,859,372
Exar Corporation [a,c]	750,000	5,977,500
Fairchild Semiconductor International [a]	1,591,600	22,966,788
GSI Group [a]	1,524,000	14,081,760
IPG Photonics [a]	1,533,699	30,658,643
MKS Instruments [a]	810,900	15,520,626
Skyworks Solutions [a]	3,526,700	29,976,950
†Supertex [a,b,c]	1,045,600	32,716,824

		204,422,240

Software - 4.5%
†Avid Technology [a,c]	794,900	22,527,466
Digi International [a]	1,087,700	15,434,463
†DivX [a,b,c]	1,786,300	25,008,200
Epicor Software [a]	1,107,200	13,042,816
FARO Technologies [a,c]	672,300	18,273,114
†MSC.Software [a]	2,008,000	26,083,920
Ulticom [a]	1,446,300	11,570,400

		131,940,379

Telecommunications - 1.8%
ADTRAN	647,300	13,839,274
Foundry Networks [a]	936,400	16,405,728
†Optium Corporation [a,b]	2,111,800	16,640,984
†Orbcomm [a,c]	935,600	5,884,924

		52,770,910

Total (Cost $577,352,433)		562,575,241

Miscellaneous [e] – 4.5%
Total (Cost $129,752,966)		132,911,221

TOTAL COMMON STOCKS
(Cost $2,720,771,499)		2,717,348,338

		VALUE
REPURCHASE AGREEMENTS – 7.9%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $57,960,877 (collateralized
by obligations of various U.S. Government
Agencies, valued at $59,399,550)
(Cost $57,948,000)		$57,948,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $175,040,104 (collateralized
by obligations of various U.S. Government
Agencies, valued at $178,542,123)
(Cost $175,000,000)		175,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $232,948,000)		232,948,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 8.0%
U.S. Treasury Bonds 2.00%-8.75%
due 8/15/20-4/15/32	$24,677	24,891
U.S. Treasury Notes 0.875%-3.625%
due 11/15/08-7/15/17	605,728	610,334
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		237,163,219

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $237,798,444)		237,798,444

TOTAL INVESTMENTS – 108.1%
(Cost $3,191,517,943)		3,188,094,782

LIABILITIES LESS CASH
AND OTHER ASSETS – (8.1)%		(239,941,711)

NET ASSETS – 100.0%		$2,948,153,071

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 81

Schedules of Investments

Royce Technology Value Fund

	SHARES	VALUE
COMMON STOCKS – 83.4%

Advertising and Publishing - 0.8%
ValueClick [a]	6,000	$131,400

Total (Cost $130,302)		131,400

Automotive - 1.3%
†Spartan Motors	27,500	210,100

Total (Cost $377,277)		210,100

Commercial Services - 1.0%
†TeleTech Holdings [a]	7,500	159,525

Total (Cost $156,430)		159,525

Components and Systems - 5.1%
†Imation Corporation	7,000	147,000
OSI Systems [a]	15,000	397,050
†TTM Technologies [a]	27,000	314,820

Total (Cost $742,094)		858,870

Consumer Electronics - 2.3%
†Sonic Solutions [a]	37,500	389,625

Total (Cost $446,597)		389,625

Home Furnishing and Appliances - 0.5%
†Universal Electronics [a]	2,500	83,600

Total (Cost $77,285)		83,600

Internet Software and Services - 8.9%
Ariba [a]	7,500	83,625
†Digital River [a]	7,000	231,490
ePresence [a,d]	350,000	0
Internap Network Services [a]	25,000	208,250
Interwoven [a]	15,000	213,300
†Marchex Cl. B	20,000	217,200
SupportSoft [a]	55,000	244,750
Website Pros [a]	25,000	290,250

Total (Cost $1,577,396)		1,488,865

IT Services - 3.4%
†Sapient Corporation [a]	30,000	264,300
†Sykes Enterprises [a]	17,500	315,000

Total (Cost $494,078)		579,300

Online Commerce - 1.3%
†InsWeb Corporation [a]	25,000	224,750

Total (Cost $267,891)		224,750

Securities Brokers - 1.3%
†Knight Capital Group Cl. A [a]	15,000	216,000

Total (Cost $216,059)		216,000

Semiconductors and Equipment - 22.9%
†Advanced Energy Industries [a]	10,000	130,800
†Brooks Automation [a]	40,000	528,400
†Cabot Microelectronics [a]	5,000	179,550
†Cirrus Logic [a]	40,000	211,200
†Entegris [a]	15,000	129,450
†Fairchild Semiconductor International [a]	28,000	404,040
†Formfactor [a]	4,000	132,400
	SHARES	VALUE
†GSI Group [a]	30,000	$277,200
†MKS Instruments [a]	18,000	344,520
†Semitool [a]	20,000	173,600
†Silicon Motion Technology ADR [a]	15,000	266,700
SiRF Technology Holdings [a]	2,500	62,825
†Skyworks Solutions [a]	20,000	170,000
†Trident Microsystems [a]	80,000	524,800
†Varian Semiconductor Equipment Associates [a]	5,000	185,000
†Verigy [a]	5,000	135,850

Total (Cost $4,304,833)		3,856,335

Software - 13.0%
ACI Worldwide [a]	12,500	238,000
†DivX [a]	40,100	561,400
ILOG ADR [a]	40,000	418,000
†Lawson Software [a]	25,000	256,000
†MSC. Software [a]	15,000	194,850
Pegasystems	25,000	298,250
†SeaChange International [a]	30,000	216,900

Total (Cost $2,441,981)		2,183,400

Specialty Chemicals and Materials - 1.8%
†Symyx Technologies [a]	40,000	307,200

Total (Cost $336,033)		307,200

Telecommunications - 15.3%
†Acme Packet [a]	17,500	220,325
ADTRAN	13,500	288,630
Arris Group [a]	20,000	199,600
†BigBand Networks [a]	40,000	205,600
†Comverse Technology [a]	15,000	259,050
†Foundry Networks [a]	12,500	219,000
Harmonic [a]	20,000	209,600
†Novatel Wireless [a]	30,000	486,000
†OpNext [a]	30,000	265,500
†RF Micro Devices [a]	37,500	214,125

Total (Cost $2,875,507)		2,567,430

Miscellaneous [e] – 4.5%
Total (Cost $779,438)		755,455

TOTAL COMMON STOCKS
(Cost $15,223,201)		14,011,855

REPURCHASE AGREEMENT – 18.1%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $3,042,676 (collateralized
by obligations of various U.S. Government
Agencies, valued at $3,120,525)
(Cost $3,042,000)		3,042,000

TOTAL INVESTMENTS – 101.5%
(Cost $18,265,201)		17,053,855

LIABILITIES LESS CASH AND
OTHER ASSETS – (1.5)%		(244,976)

NET ASSETS – 100.0%		$16,808,879

82 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 92.2%

Consumer Products – 3.4%
Apparel, Shoes and Accessories - 1.1%
Columbia Sportswear	4,500	$198,405
K-Swiss Cl. A	11,200	202,720

		401,125

Home Furnishing and Appliances - 1.5%
DTS [a]	9,600	245,472
Ethan Allen Interiors	10,100	287,850

		533,322

Sports and Recreation - 0.8%
Polaris Industries	6,000	286,620

Total (Cost $1,316,558)		1,221,067

Consumer Services – 2.5%
Retail Stores - 2.5%
A.C. Moore Arts & Crafts [a]	19,000	261,250
Dress Barn (The) [a]	33,000	412,830
Tiffany & Co.	4,500	207,135

Total (Cost $1,030,770)		881,215

Financial Intermediaries – 6.1%
Banking - 1.0%
†BOK Financial	7,200	372,240

Securities Brokers - 5.1%
†Jefferies Group	17,800	410,290
†KBW [a]	18,400	470,856
Knight Capital Group Cl. A [a]	31,700	456,480
†Lazard Cl. A	11,600	471,888

		1,809,514

Total (Cost $2,122,369)		2,181,754

Financial Services – 16.3%
Diversified Financial Services - 1.3%
MoneyGram International	31,300	481,081

Information and Processing - 2.9%
Morningstar [a]	5,600	435,400
SEI Investments	19,000	611,230

		1,046,630

Insurance Brokers - 3.1%
Brown & Brown	17,300	406,550
†eHealth [a]	16,200	520,182
Hilb Rogal & Hobbs	4,900	198,793

		1,125,525

Investment Management - 9.0%
†Affiliated Managers Group [a]	5,600	657,776
AllianceBernstein Holding L.P.	7,600	571,900
†Cohen & Steers	17,500	524,475
†Evercore Partners Cl. A	21,000	452,550
Federated Investors Cl. B	15,200	625,632
†Waddell & Reed Financial Cl. A	11,200	404,208

		3,236,541

Total (Cost $5,389,902)		5,889,777

	SHARES	VALUE
Health – 2.1%
Drugs and Biotech - 1.1%
Perrigo Company	11,700	$409,617

Medical Products and Devices - 1.0%
†IDEXX Laboratories [a]	6,000	351,780

Total (Cost $430,684)		761,397

Industrial Products – 23.3%
Automotive - 2.7%
Copart [a]	14,600	621,230
Gentex Corporation	20,100	357,177

		978,407

Building Systems and Components - 0.7%
Drew Industries [a]	9,500	260,300

Industrial Components - 2.5%
CLARCOR	13,800	523,986
Donaldson Company	8,400	389,592

		913,578

Machinery - 12.0%
Coherent [a]	9,700	243,179
Franklin Electric	13,100	501,337
†Gardner Denver [a]	6,800	224,400
Graco	5,900	219,834
Kennametal	13,000	492,180
Lincoln Electric Holdings	5,700	405,726
†National Instruments	14,500	483,285
Nordson Corporation	6,200	359,352
Rofin-Sinar Technologies [a]	12,800	615,808
Tennant Company	9,500	420,755
Woodward Governor	4,900	332,955

		4,298,811

Metal Fabrication and Distribution - 2.8%
Kaydon Corporation	6,300	343,602
Metal Management	8,200	373,346
†Quanex Corporation	5,800	301,020

		1,017,968

Miscellaneous Manufacturing - 2.2%
Raven Industries	8,200	314,798
Smith (A.O.) Corporation	8,200	287,410
Teleflex	2,700	170,127

		772,335

Specialty Chemicals and Materials - 0.4%
Westlake Chemical	7,500	142,425

Total (Cost $6,402,591)		8,383,824

Industrial Services – 14.7%
Commercial Services - 7.5%
†CRA International [a]	9,700	461,817
Corinthian Colleges [a]	21,200	326,480
Grupo Aeroportuario del Centro Norte ADR	9,700	243,664
Hewitt Associates Cl. A [a]	11,800	451,822
MPS Group [a]	21,700	237,398
†Sotheby’s	9,700	369,570
Universal Technical Institute [a]	13,600	231,200
Watson Wyatt Worldwide Cl. A	8,200	380,562

		2,702,513

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 83

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction - 2.4%
†Integrated Electrical Services [a]	19,300	$362,647
†KBR [a]	12,600	488,880

		851,527

Industrial Distribution - 2.0%
MSC Industrial Direct Cl. A	12,400	501,828
Ritchie Bros. Auctioneers	2,900	239,830

		741,658

Printing - 0.7%
Courier Corporation	7,775	256,653

Transportation and Logistics - 2.1%
Arkansas Best	7,900	173,326
†Landstar System	8,900	375,135
Universal Truckload Services [a]	10,500	201,180

		749,641

Total (Cost $5,137,899)		5,301,992

Natural Resources – 9.0%
Energy Services - 5.8%
Carbo Ceramics	8,600	319,920
Ensign Energy Services	19,300	298,217
†Exterran Holdings [a]	4,400	359,920
Pason Systems	34,900	441,665
SEACOR Holdings [a]	2,200	204,028
Trican Well Service	24,400	475,416

		2,099,166

Oil and Gas - 0.9%
Unit Corporation [a]	6,800	314,500

Real Estate - 2.3%
†The St. Joe Company	12,300	436,773
†W.P. Carey & Co.	11,600	385,120

		821,893

Total (Cost $2,898,407)		3,235,559

Technology – 9.9%
Aerospace and Defense - 1.2%
HEICO Corporation Cl. A	10,100	430,260

Components and Systems - 2.0%
Dionex Corporation [a]	5,400	447,444
Plexus Corporation [a]	10,900	286,234

		733,678

IT Services - 3.4%
Gartner [a]	24,100	423,196
†SRA International Cl. A [a]	16,200	477,090
Sapient Corporation [a]	37,900	333,899

		1,234,185

Semiconductors and Equipment - 1.1%
Diodes [a]	12,650	380,385

Software - 1.5%
Fair Isaac	9,700	311,855
FARO Technologies [a]	8,200	222,876

		534,731

Telecommunications - 0.7%
Foundry Networks [a]	15,200	266,304

Total (Cost $2,716,963)		3,579,543

VALUE
Miscellaneous [e] – 4.9%
Total (Cost $1,805,491)	$1,744,982

TOTAL COMMON STOCKS
(Cost $29,251,634)	33,181,110

REPURCHASE AGREEMENT – 7.7%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $2,758,613 (collateralized
by obligations of various U.S. Government
Agencies, valued at $2,831,238)
(Cost $2,758,000)	2,758,000

TOTAL INVESTMENTS – 99.9%
(Cost $32,009,634)	35,939,110

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	55,978

NET ASSETS – 100.0%	$35,995,088

84 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 92.6%

Consumer Products – 5.4%
Apparel, Shoes and Accessories - 2.1%
†Jos. A. Bank Clothiers [a]	1,200	$34,140
Lakeland Industries [a]	2,050	23,514
Weyco Group	837	23,017

		80,671

Food/Beverage/Tobacco - 0.7%
Schiff Nutrition International	4,800	27,552

Home Furnishing and Appliances - 1.5%
Hooker Furniture	1,400	28,140
National Presto Industries	600	31,596

		59,736

Sports and Recreation - 1.1%
Aldila	1,509	24,732
†Arctic Cat	1,700	20,298

		45,030

Total (Cost $222,328)		212,989

Consumer Services – 6.3%
Direct Marketing - 0.8%
†Zones [a]	3,000	32,490

Leisure and Entertainment - 0.5%
New Frontier Media	3,600	19,800

Media and Broadcasting - 0.8%
†ADDvantage Technologies Group [a]	4,800	29,616

Restaurants and Lodgings - 1.4%
†Nathan’s Famous [a]	1,800	31,446
†Steak n Shake [a]	2,000	21,800

		53,246

Retail Stores - 2.2%
†Build-A-Bear Workshop [a]	1,900	26,505
†Citi Trends [a]	1,900	29,336
Shoe Carnival [a]	2,100	29,631

		85,472

Other Consumer Services - 0.6%
†WPCS International [a]	2,600	24,596

Total (Cost $274,487)		245,220

Financial Intermediaries – 13.9%
Banking - 3.8%
†City Bank	1,400	31,388
†First Financial Service	1,210	28,193
†Great Southern Bancorp	1,300	28,548
†Northrim BanCorp	1,500	31,980
Republic First Bancorp [a]	400	2,760
†West Coast Bancorp	1,500	27,750

		150,619

Insurance - 10.1%
American Safety Insurance Holdings [a]	2,800	55,020
†Amerisafe [a]	1,900	29,469
†Baldwin & Lyons Cl. B	1,100	30,206
†CRM Holdings [a]	3,800	29,754
Donegal Group Cl. A	459	7,881
EMC Insurance Group	1,300	30,771
FPIC Insurance Group [a]	700	30,086
†First Mercury Financial [a]	1,500	36,600
	SHARES	VALUE
Mercer Insurance Group	1,600	$28,736
†NYMAGIC	1,300	30,069
†Procentury Corporation	2,000	30,700
SeaBright Insurance Holdings [a]	2,000	30,160
21st Century Holding Company	1,800	24,174

		393,626

Total (Cost $576,295)		544,245

Financial Services – 0.7%
Specialty Finance - 0.7%
†Willis Lease Finance [a]	2,100	26,334

Total (Cost $29,576)		26,334

Health – 20.0%
Drugs and Biotech - 6.0%
Bentley Pharmaceuticals [a]	2,500	37,725
Bradley Pharmaceuticals [a]	1,600	31,520
Draxis Health [a]	7,500	30,375
Harvard Bioscience [a]	6,400	29,312
Neogen Corporation [a]	2,850	75,667
QLT [a]	400	1,768
†Sinovac Biotech [a]	5,400	27,648

		234,015

Health Services - 2.3%
†Almost Family [a]	1,500	29,040
†MedCath Corporation [a]	1,300	31,928
†Psychemedics Corporation	1,700	27,285

		88,253

Medical Products and Devices - 11.0%
Anika Therapeutics [a]	2,000	29,040
Atrion Corporation	200	25,500
†Bovie Medical [a]	4,000	25,600
Cantel Medical [a]	1,600	23,328
Cardiac Science [a]	3,100	25,079
Cutera [a]	1,400	21,980
†Cynosure Cl. A [a]	1,700	44,982
Exactech [a]	1,500	31,125
HealthTronics [a]	4,088	18,764
IRIS International [a]	1,000	19,620
Medical Action Industries [a]	1,400	29,190
†Natus Medical [a]	2,000	38,700
Osteotech [a]	3,700	28,934
Tutogen Medical [a]	2,600	26,832
Zoll Medical [a]	1,600	42,752

		431,426

Personal Care - 0.7%
CCA Industries	2,800	27,076

Total (Cost $762,221)		780,770

Industrial Products – 6.7%
Automotive - 0.5%
†Miller Industries [a]	1,400	19,166

Machinery - 2.6%
†Core Molding Technologies [a]	2,400	16,968
Gehl Company [a]	1,200	19,248
Hurco Companies [a]	700	30,555
†Twin Disc	500	35,385

		102,156

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 85

Schedules of Investments

Royce Discovery Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 1.3%
Friedman Industries	3,300	$20,955
Olympic Steel	1,000	31,710

		52,665

Miscellaneous Manufacturing - 0.8%
†AZZ [a]	1,100	31,185

Paper and Packaging - 0.8%
†Kapstone Paper and Packaging [a]	4,200	29,400

Other Industrial Products - 0.7%
†Media Sciences International [a]	5,900	25,370

Total (Cost $280,986)		259,942

Industrial Services – 8.3%
Commercial Services - 3.3%
Barrett Business Services	1,400	25,214
RCM Technologies [a]	6,200	36,456
Rentrak Corporation [a]	800	11,544
†Spherion Corporation [a]	4,000	29,120
Volt Information Sciences [a]	1,600	29,216

		131,550

Engineering and Construction - 0.9%
Baker (Michael) [a]	900	36,990

Food and Tobacco Processors - 0.6%
Imperial Sugar	1,200	22,524

Printing - 2.3%
CSS Industries	1,581	58,023
†Schawk	2,000	31,040

		89,063

Transportation and Logistics - 1.2%
†Celadon Group [a]	3,900	35,724
Vitran Corporation Cl. A [a]	700	9,961

		45,685

Total (Cost $341,465)		325,812

Natural Resources – 5.4%
Energy Services - 0.9%
†Union Drilling [a]	2,300	36,271

Oil and Gas - 2.8%
†Bronco Drilling [a]	1,900	28,215
EnergySouth	600	34,800
†Magellan Petroleum [a]	14,300	14,443
TransGlobe Energy [a]	5,900	29,972

		107,430

Precious Metals and Mining - 1.2%
†International Royalty	5,000	27,700
Richmont Mines [a]	6,000	19,500

		47,200

Real Estate - 0.5%
†Gyrodyne Company of America	500	21,180

Total (Cost $219,680)		212,081

Technology – 21.1%
Aerospace and Defense - 4.9%
American Science & Engineering	700	39,725
Axsys Technologies [a]	1,684	61,719
†Dynamics Research [a]	2,500	27,050
	SHARES	VALUE
†Hi-Shear Technology	2,900	$35,467
LaBarge [a]	2,100	30,198

		194,159

Components and Systems - 1.7%
Methode Electronics	2,500	41,100
†MOCON	2,300	26,151

		67,251

Internet Software and Services - 0.8%
†Edgewater Technology [a]	4,300	31,390

IT Services - 1.4%
†CIBER [a]	4,200	25,662
†NCI Cl. A [a]	1,700	29,087

		54,749

Semiconductors and Equipment - 5.8%
†Aetrium [a]	5,200	31,200
CyberOptics Corporation [a]	2,400	28,800
GSI Group [a]	3,600	33,264
†Image Sensing Systems [a]	1,700	29,546
IXYS Corporation [a]	3,200	25,664
†Mattson Technology [a]	3,700	31,672
Photronics [a]	1,513	18,867
Ultra Clean Holdings [a]	2,200	26,840

		225,853

Software - 3.6%
American Software Cl. A	4,700	39,950
†Logility [a]	2,400	30,504
Pervasive Software [a]	6,400	25,792
†Versant Corporation [a]	1,500	43,635

		139,881

Telecommunications - 2.9%
Atlantic Tele-Network	1,100	37,158
†Avici Systems	3,900	30,927
†Qiao Xing Universal Telephone [a]	1,900	15,675
†USA Mobility	2,100	30,030

		113,790

Total (Cost $792,811)		827,073

Miscellaneous [e] – 4.8%
Total (Cost $245,241)		185,973

TOTAL COMMON STOCKS
(Cost $3,745,090)		3,620,439

REPURCHASE AGREEMENT – 8.4%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $328,073 (collateralized
by obligations of various U.S. Government
Agencies, valued at $336,375)
(Cost $328,000)		328,000

TOTAL INVESTMENTS – 101.0%
(Cost $4,073,090)		3,948,439

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.0)%		(37,141)

NET ASSETS – 100.0%		$3,911,298

86 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 95.2%

Banking – 22.0%
†Ameriana Bancorp	3,500	$30,030
BCB Bancorp	2,400	37,320
†BOK Financial	1,000	51,700
†Banca Generali	3,100	30,715
Bancorp Rhode Island	700	23,898
Bank of Hawaii	200	10,228
Bank of N.T. Butterfield & Son	3,630	66,248
†Bank Sarasin & Cie Cl. B	5	23,569
†Banque Privee Edmond de Rothschild	1	38,433
Boston Private Financial Holdings	800	21,664
CFS Bancorp	3,400	49,776
CNB Financial	3,700	50,135
Cadence Financial	1,900	27,721
Center Bancorp	1,323	14,632
Centrue Financial	3,200	71,168
Commercial National Financial	2,800	52,696
Fauquier Bankshares	2,400	40,920
First Citizens BancShares Cl. A	125	18,231
†1st Independence Financial Group	3,400	32,708
HopFed Bancorp	3,600	53,064
International Bancshares	687	14,386
†Kearny Financial	4,000	47,640
Peapack-Gladstone Financial	2,700	66,825
Sun Bancorp [a]	882	13,918
Susquehanna Bancshares	400	7,376
†Western Alliance Bancorp [a]	900	16,893
Wilber Corporation	6,100	53,375
Wilmington Trust	1,600	56,320

Total (Cost $1,124,055)		1,021,589

Commercial Services – 2.4%
†Hewitt Associates Cl. A [a]	1,500	57,435
Watson Wyatt Worldwide Cl. A	1,200	55,692

Total (Cost $77,290)		113,127

Diversified Financial Services – 1.6%
MoneyGram International	4,000	61,480
World Acceptance [a]	500	13,490

Total (Cost $85,011)		74,970

Information and Processing – 4.3%
Interactive Data	500	16,505
Morningstar [a]	1,500	116,625
SEI Investments	2,000	64,340

Total (Cost $90,164)		197,470

Insurance – 6.5%
Alleghany Corporation [a]	106	42,612
Aspen Insurance Holdings	1,400	40,376
Assured Guaranty	2,000	53,080
CNA Surety [a]	500	9,895
Erie Indemnity Cl. A	200	10,378
Infinity Property & Casualty	700	25,291
RLI	300	17,037
	SHARES	VALUE

Transatlantic Holdings	600	$43,602
†Validus Holdings [a]	2,300	59,754

Total (Cost $245,446)		302,025

Insurance Brokers – 3.1%
Brown & Brown	2,600	61,100
Gallagher (Arthur J.) & Co.	1,800	43,542
Hilb Rogal & Hobbs	1,000	40,570

Total (Cost $150,603)		145,212

Investment Management – 28.8%
AGF Management Cl. B	1,500	44,212
ADDENDA Capital	2,800	63,833
†Affiliated Managers Group [a]	500	58,730
AllianceBernstein Holding L.P.	1,800	135,450
†Anima	11,000	34,142
BKF Capital Group [a]	18,300	40,626
Calamos Asset Management Cl. A	700	20,846
†CapMan Cl. B	7,000	33,184
†Deutsche Beteiligungs	1,200	37,535
Epoch Holding Corporation	2,900	43,500
Evercore Partners Cl. A	3,900	84,045
Federated Investors Cl. B	1,500	61,740
†GAMCO Investors Cl. A	1,500	103,800
Hennessy Advisors	2,250	27,000
Highbury Financial [a]	10,400	46,800
Highbury Financial (Warrants) [a]	12,600	5,670
IGM Financial	200	10,138
JAFCO	1,400	45,859
MVC Capital	3,600	58,104
†New Star Asset Management Group	11,500	40,455
RHJ International [a]	2,900	47,377
SPARX Group	100	47,562
T. Rowe Price Group	1,000	60,880
†Trust Company	2,200	22,592
Waddell & Reed Financial Cl. A	2,300	83,007
Westwood Holdings Group	2,200	82,720

Total (Cost $1,143,499)		1,339,807

Other Financial Intermediaries – 1.8%
AP Alternative Assets L.P.	2,300	34,377
KKR Private Equity Investors LLP	800	14,556
Kohlberg Capital	3,000	36,000

Total (Cost $114,041)		84,933

Real Estate – 1.5%
†W.P. Carey & Co.	2,100	69,720

Total (Cost $69,635)		69,720

Real Estate Investment Trusts – 1.4%
Capital Trust Cl. A	700	21,455
Friedman, Billings, Ramsey Group Cl. A	10,400	32,656
Gladstone Commercial	600	10,524

Total (Cost $125,740)		64,635

Securities Brokers – 17.1%
Cowen Group [a]	1,900	18,069
†DundeeWealth Management	1,000	18,228

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 87

Schedules of Investments

Royce Financial Services Fund (continued)	Royce Dividend Value Fund

	SHARES	VALUE
Securities Brokers (continued)
†FBR Capital Markets [a]	4,700	$45,026
Greenhill & Co.	600	39,888
†HQ AB	1,300	34,612
†Interactive Brokers Group Cl. A [a]	2,000	64,640
International Assets Holding [a]	1,000	26,990
†Investment Technology Group [a]	1,200	57,108
†Jefferies Group	1,900	43,795
KBW [a]	2,000	51,180
Knight Capital Group Cl. A [a]	3,400	48,960
Lazard Cl. A	1,800	73,224
†Mizuho Investors Securities	17,000	25,053
Piper Jaffray [a]	1,100	50,952
Sanders Morris Harris Group	2,500	25,625
Shinko Securities	10,800	44,771
Stifel Financial [a]	1,000	52,570
Thomas Weisel Partners Group [a]	2,300	31,579
†Tokai Tokyo Securities	9,400	41,921

Total (Cost $800,498)		794,191

Software – 0.8%
Fair Isaac	1,200	38,580

Total (Cost $38,517)		38,580

Specialty Finance – 0.7%
Credit Acceptance [a]	1,066	22,034
MCG Capital	1,000	11,590

Total (Cost $37,419)		33,624

Miscellaneous [e] – 3.2%
Total (Cost $144,435)		149,271

TOTAL COMMON STOCKS
(Cost $4,246,353)		4,429,154

REPURCHASE AGREEMENT – 4.4%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $203,045 (collateralized
by obligations of various U.S. Government
Agencies, valued at $212,175)
(Cost $203,000)		203,000

TOTAL INVESTMENTS – 99.6%
(Cost $4,449,353)		4,632,154

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.4%		18,143

NET ASSETS – 100.0%		$4,650,297

	SHARES	VALUE
COMMON STOCKS – 96.2%

Consumer Products – 6.3%
Apparel, Shoes and Accessories - 0.8%
†Wolverine World Wide	1,900	$46,588

Food/Beverage/Tobacco - 1.3%
†B&G Foods Cl. A	3,500	35,735
†B&G Foods (Units)	2,000	35,720

		71,455

Home Furnishing and Appliances - 0.8%
Ethan Allen Interiors	1,700	48,450

Sports and Recreation - 3.4%
†Thor Industries	2,700	102,627
†Winnebago Industries	4,300	90,386

		193,013

Total (Cost $412,542)		359,506

Consumer Services – 5.2%
Leisure and Entertainment - 0.8%
†International Speedway Cl. A	1,100	45,298

Media and Broadcasting - 0.8%
†World Wrestling Entertainment Cl. A	3,300	48,708

Retail Stores - 3.6%
†Buckle (The)	800	26,400
†Cato Corporation Cl. A	2,600	40,716
Dress Barn (The) [a]	7,200	90,072
Williams-Sonoma	1,800	46,620

		203,808

Total (Cost $342,420)		297,814

Financial Intermediaries – 23.5%
Banking - 7.1%
BOK Financial	1,200	62,040
†Banca Generali	4,200	41,614
Bank of N.T. Butterfield & Son	3,600	65,700
Boston Private Financial Holdings	2,200	59,576
Fauquier Bankshares	4,400	75,020
Peapack-Gladstone Financial	4,100	101,475

		405,425

Insurance - 8.6%
†Aspen Insurance Holdings	3,600	103,824
†EMC Insurance Group	2,000	47,340
†Fidelity National Financial Cl. A	4,600	67,206
†Max Capital Group	3,600	100,764
†PartnerRe	600	49,518
†Zenith National Insurance	2,600	116,298

		484,950

Real Estate Investment Trusts - 4.3%
†Annaly Capital Management	5,300	96,354
†DCT Industrial Trust	8,900	82,859
Gladstone Commercial	3,800	66,652

		245,865

Securities Brokers - 2.2%
†Jefferies Group	3,000	69,150
†Lazard Cl. A	1,400	56,952

		126,102

Other Financial Intermediaries - 1.3%
KKR Financial	5,016	70,475

Total (Cost $1,372,011)		1,332,817

88 | The Royce Funds 2007 Annual Report to Shareholders
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Financial Services – 23.8%
Diversified Financial Services - 1.0%
MoneyGram International	3,700	$56,869

Information and Processing - 2.3%
SEI Investments	4,000	128,680

Insurance Brokers - 5.0%
Brown & Brown	4,600	108,100
Gallagher (Arthur J.) & Co.	4,900	118,531
Hilb Rogal & Hobbs	1,500	60,855

		287,486

Investment Management - 13.7%
AGF Management Cl. B	1,300	38,317
ADDENDA Capital	3,100	70,672
AllianceBernstein Holding L.P.	1,700	127,925
Apollo Investment	5,200	88,660
†BlackRock Kelso Capital	5,200	79,456
†Cohen & Steers	2,100	62,937
†Hercules Technology Growth Capital	4,200	52,164
MVC Capital	1,500	24,210
†Waddell & Reed Financial Cl. A	3,300	119,097
†Westwood Holdings Group	3,000	112,800

		776,238

Specialty Finance - 1.8%
MCG Capital	4,000	46,360
NGP Capital Resources	3,500	54,705

		101,065

Total (Cost $1,175,589)		1,350,338

Industrial Products – 10.3%
Building Systems and Components - 0.8%
†Simpson Manufacturing	1,700	45,203

Machinery - 5.4%
†Applied Industrial Technologies	3,500	101,570
Franklin Electric	1,000	38,270
†Gardner Denver [a]	3,300	108,900
Lincoln Electric Holdings	800	56,944

		305,684

Metal Fabrication and Distribution - 3.3%
†Quanex Corporation	1,400	72,660
†Reliance Steel & Aluminum	2,100	113,820

		186,480

Specialty Chemicals and Materials - 0.8%
Westlake Chemical	2,500	47,475

Total (Cost $577,034)		584,842

Industrial Services – 6.2%
Commercial Services - 5.4%
†Heidrick & Struggles International	2,800	103,908
Kelly Services Cl. A	1,400	26,124
Landauer	1,600	82,960
†TrueBlue [a]	6,400	92,672

		305,664

Industrial Distribution - 0.8%
†MSC Industrial Direct Cl. A	1,200	48,564

Total (Cost $373,794)		354,228

	SHARES	VALUE
Natural Resources – 14.7%
Energy Services - 7.3%
†Ensign Energy Services	6,200	$95,800
Helmerich & Payne	2,900	116,203
†Oil States International [a]	3,100	105,772
†Patterson-UTI Energy	2,400	46,848
†RPC	4,500	52,695

		417,318

Oil and Gas - 3.7%
Crosstex Energy	1,600	59,584
†Frontier Oil	1,200	48,696
Hiland Holdings GP L.P.	1,100	29,689
†St. Mary Land & Exploration	1,800	69,498

		207,467

Precious Metals and Mining - 0.7%
Alliance Holdings GP L.P.	1,600	37,968

Real Estate - 3.0%
†The St. Joe Company	1,400	49,714
†W.P. Carey & Co.	3,700	122,840

		172,554

Total (Cost $790,038)		835,307

Utilities – 1.4%
ALLETE	600	23,748
†UGI	2,000	54,500

Total (Cost $74,580)		78,248

Miscellaneous [e] – 4.8%
Total (Cost $285,574)		269,474

TOTAL COMMON STOCKS
(Cost $5,403,582)		5,462,574

REPURCHASE AGREEMENT – 3.9%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $216,048 (collateralized
by obligations of various U.S. Government
Agencies, valued at $225,563)
(Cost $216,000)		216,000

TOTAL INVESTMENTS – 100.1%
(Cost $5,619,582)		5,678,574

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(318)

NET ASSETS – 100.0%		$5,678,256

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 89

Schedules of Investments

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 85.3%

Austria – 4.0%
†Mayr-Melnhof Karton	2,400	$259,487
†Semperit AG Holding	3,215	117,331

Total (Cost $396,568)		376,818

Belgium – 2.3%
†Gimv	1,000	67,977
†Sipef	160	93,275
†Van De Velde	1,000	55,029

Total (Cost $209,328)		216,281

Finland – 8.0%
†CapMan Cl. B	46,000	218,066
†Marimekko	2,500	66,283
†Rapala VMC	10,000	81,060
†Vacon	3,500	141,836
†Vaisala Cl. A	4,900	254,599

Total (Cost $753,987)		761,844

France – 19.3%
†Alten [a]	6,000	229,182
†Beneteau	9,500	242,040
†Boiron	2,000	53,710
†Etablissements Maurel et Prom	2,300	48,022
†Exel Industries Cl. A	965	130,910
†Haulotte Group	2,000	59,377
†IMS International Metal Service	4,500	173,635
†LaCie	15,000	123,511
†Manitou BF	4,200	192,088
†Manutan International	1,955	165,697
†Neurones	7,500	67,943
†Piscines Desjoyaux	1,300	106,718
†Somfy	300	87,810
†Trigano	3,400	146,840

Total (Cost $1,966,565)		1,827,483

Germany – 17.6%
†AS Creation Tapeten	1,600	107,521
†Deutsche Beteiligungs	6,000	187,672
†ElringKlinger	1,000	124,273
†Fielmann	1,167	76,660
†Fuchs Petrolub	1,400	128,477
†Pfeiffer Vacuum Technology	2,800	224,303
†Progress-Werk Oberkirch	2,900	148,148
†Rational	1,100	225,044
†Sartorius	900	36,617
†Takkt	10,500	182,494
†Technotrans	7,000	174,363
†Viscom	3,741	49,392

Total (Cost $1,692,335)		1,664,964

	SHARES	VALUE
Ireland – 0.3%
†Abbey	3,300	$28,883

Total (Cost $45,574)		28,883

Italy – 13.3%
†Anima	50,000	155,192
†Banca Generali	6,500	64,402
†Bulgari	12,000	166,960
†Emak	16,000	123,644
†Guala Closures	30,000	181,165
†Landi Renzo [a]	45,000	148,255
†Nice	15,000	79,961
†Panariagroup Industrie Ceramiche	10,000	63,537
†SAES Getters	3,400	101,836
†Tod’s	2,500	174,326

Total (Cost $1,526,965)		1,259,278

Netherlands – 1.8%
†Beter BED Holding	3,500	90,100
†Boskalis Westminster	1,400	85,048

Total (Cost $141,027)		175,148

Netherlands Antilles – 0.8%
†Hunter Douglas	1,000	73,756

Total (Cost $72,870)		73,756

Norway – 1.3%
†Ekornes	7,000	123,054

Total (Cost $159,414)		123,054

South Africa – 4.2%
†Astral Foods	6,000	133,351
†Brait	30,000	114,088
†Northam Platinum	25,000	146,404

Total (Cost $408,708)		393,843

Sweden – 0.8%
†HQ	2,800	74,549

Total (Cost $73,940)		74,549

Switzerland – 1.5%
†Bank Sarasin & Cie Cl. B	15	70,706
†Banque Privee Edmond de Rothschild	2	76,866

Total (Cost $137,536)		147,572

Turkey – 1.6%
†Izmir Demir Celik Sanayii [a]	70,000	156,215

Total (Cost $168,975)		156,215

United Kingdom – 8.5%
†Abbey	200	1,684
†Aberdeen Asset Management	40,000	133,361
†Candover Investments	2,500	88,655
90 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Global Value Fund

	SHARES	VALUE
United Kingdom (continued)
†Diploma	5,000	$92,364
†F&C Asset Management	15,000	57,170
†JKX Oil & Gas	10,000	79,182
†New Star Asset Management Group	18,500	65,079
†Rotork	3,035	58,086
†Spirax-Sarco Engineering	3,400	59,097
†Ultra Electronics Holdings	2,500	67,979
†Victrex	7,000	99,531

Total (Cost $822,758)		802,188

TOTAL COMMON STOCKS
(Cost $8,576,550)		8,081,876

REPURCHASE AGREEMENT – 14.8%
State Street Bank & Trust Company, 4.00% dated 12/31/07, due 1/2/08, maturity value $1,401,311 (collateralized by obligations of various U.S. Government Agencies, valued at $1,438,650) (Cost $1,401,000)		1,401,000

TOTAL INVESTMENTS – 100.1%
(Cost $9,977,550)		9,482,876

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(13,428)

NET ASSETS – 100.0%		$9,469,448

	SHARES	VALUE

COMMON STOCKS – 87.2%
Austria – 3.2%
†Mayr-Melnhof Karton	4,000	$432,478
†Semperit AG Holding	5,360	195,612

Total (Cost $687,131)		628,090

Belgium – 1.5%
†Gimv	1,400	95,168
†Sipef	350	204,039

Total (Cost $290,060)		299,207

Brazil – 3.1%
†Duratex	10,000	242,056
†GP Investments BDR	8,200	368,991

Total (Cost $592,419)		611,047

British West Indies – 1.0%
†Origin Agritech [a]	30,100	198,961

Total (Cost $246,060)		198,961

Canada – 21.7%
†Agnico-Eagle Mines	10,000	546,300
†Denison Mines [a]	23,400	208,728
†Ensign Energy Services	20,800	321,394
†Fronteer Development Group [a]	17,000	169,150
†Gammon Gold [a]	37,500	300,375
†Ivanhoe Mines [a]	35,000	375,550
†Pan American Silver [a]	6,000	209,580
†Pason Systems	22,000	278,413
†Red Back Mining [a]	44,800	321,832
†Silver Standard Resources [a]	16,800	613,704
†Silvercorp Metals	41,100	390,616
†Tesco Corporation [a]	5,000	143,350
†Trican Well Service	22,500	438,396

Total (Cost $4,000,149)		4,317,388

Cayman Islands – 3.3%
†Endeavour Mining Capital	73,000	653,853

Total (Cost $651,160)		653,853

Finland – 3.7%
†CapMan Cl. B	80,000	379,245
†Vaisala Cl. A	7,000	363,713

Total (Cost $762,649)		742,958

France – 5.9%
†Alten [a]	9,000	343,773
†Beneteau	11,500	292,995
†Exel Industries Cl. A	1,529	207,421
†Manitou BF	7,100	324,721

Total (Cost $1,237,707)		1,168,910

Germany – 6.1%
†Deutsche Beteiligungs	13,000	406,623
†Pfeiffer Vacuum Technology	6,200	496,671
†Rational	1,500	306,878

Total (Cost $1,294,365)		1,210,172

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 91

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE
Italy – 0.8%
†Landi Renzo [a]	50,000	$164,727

Total (Cost $216,006)		164,727

Mexico – 1.6%
†Grupo Simec Ser. B [a]	90,000	319,370

Total (Cost $395,832)		319,370

Netherlands Antilles – 1.1%
†Hunter Douglas	3,000	221,269

Total (Cost $231,761)		221,269

Norway – 1.1%
†Ekornes	12,000	210,949

Total (Cost $267,962)		210,949

South Africa – 7.6%
†Astral Foods	17,000	377,827
†Brait	65,000	247,190
†Lewis Group	52,000	348,638
†Northam Platinum	47,500	278,168
†Pretoria Portland Cement Company	40,000	255,473

Total (Cost $1,569,506)		1,507,296

Turkey – 1.7%
†Izmir Demir Celik Sanayii [a]	150,000	334,746

Total (Cost $345,839)		334,746

United States – 23.8%
†CRA International [a]	4,000	190,440
†Dynamic Materials	1,400	82,460
†Fossil [a]	4,500	188,910
†Gardner Denver [a]	10,000	330,000
†Kennametal	3,200	121,152
†Knight Capital Group Cl. A [a]	44,480	640,512
†Lincoln Electric Holdings	7,300	519,614
†Lundin Mining [a]	21,000	201,390
†Metal Management	13,800	628,314
†MKS Instruments [a]	15,900	304,326
†Reliance Steel & Aluminum	10,000	542,000
†Sanderson Farms	3,000	101,340
†Schnitzer Steel Industries Cl. A	5,900	407,867
†Uranium Resources [a]	20,000	249,600
†Woodward Governor	3,300	224,235

Total (Cost $4,568,738)		4,732,160

TOTAL COMMON STOCKS
(Cost $17,357,344)		17,321,103

VALUE
REPURCHASE AGREEMENT – 12.9%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $2,559,569 (collateralized
by obligations of various U.S. Government
Agencies, valued at $2,626,550)
(Cost $2,559,000)	$2,559,000

TOTAL INVESTMENTS – 100.1%
(Cost $19,916,344)	19,880,103

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%	(3,765)

NET ASSETS – 100.0%	$19,876,338

92 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 65.1%

Consumer Products – 3.4%
Apparel, Shoes and Accessories - 1.8%
†Polo Ralph Lauren Cl. A	400	$24,716

Home Furnishing and Appliances - 1.6%
†Mohawk Industries [a]	300	22,320

Total (Cost $50,170)		47,036

Consumer Services – 2.2%
Retail Stores - 2.2%
†Dollar Tree Stores [a]	700	18,144
†Tiffany & Co.	250	11,508

Total (Cost $30,440)		29,652

Financial Intermediaries – 8.5%
Banking - 1.5%
†BOK Financial	400	20,680

Insurance - 4.5%
†Alleghany Corporation [a]	58	23,316
†Fidelity National Financial	700	10,227
†Markel Corporation [a]	30	14,733
†Wesco Financial	33	13,431

		61,707

Securities Brokers - 2.5%
†Jefferies Group	600	13,830
†Lazard Cl. A	500	20,340

		34,170

Total (Cost $119,946)		116,557

Financial Services – 7.3%
Information and Processing - 1.9%
†SEI Investments	800	25,736

Insurance Brokers - 0.6%
†Brown & Brown	370	8,695

Investment Management - 4.8%
†AGF Management Cl. B	300	8,842
†Affiliated Managers Group [a]	90	10,571
†AllianceBernstein Holding L.P.	300	22,575
†Eaton Vance	250	11,353
†Waddell & Reed Financial Cl. A	360	12,992

		66,333

Total (Cost $100,190)		100,764

Health – 3.0%
Drugs and Biotech - 0.8%
†Charles River Laboratories International [a]	170	11,186

Medical Products and Devices - 2.2%
†Dentsply International	220	9,904
†IDEXX Laboratories [a]	200	11,726
†Patterson Companies [a]	255	8,657

		30,287

Total (Cost $41,360)		41,473

	SHARES	VALUE
Industrial Products – 13.9%
Automotive - 5.6%
†Advance Auto Parts	415	$15,766
†Copart [a]	345	14,680
†Gentex Corporation	680	12,084
†WABCO Holdings	700	35,063

		77,593

Building Systems and Components - 1.4%
†Trane	400	18,684

Industrial Components - 1.1%
†Amphenol Corporation	325	15,070

Machinery - 3.1%
†Kennametal	430	16,280
†National Instruments	375	12,499
†Oshkosh Truck	290	13,705

		42,484

Metal Fabrication and Distribution - 1.6%
†Reliance Steel & Aluminum	200	10,840
†Steel Dynamics	200	11,914

		22,754

Paper and Packaging - 1.1%
†Pactiv Corporation [a]	560	14,913

Total (Cost $177,048)		191,498

Industrial Services – 7.1%
Commercial Services - 2.6%
†Avery Dennison	250	13,285
†Manpower	395	22,476

		35,761

Engineering and Construction - 2.1%
†Desarrolladora Homex SAB de CV [a]	200	9,890
†KBR [a]	500	19,400

		29,290

Food and Tobacco Processors - 0.9%
†Hormel Foods	320	12,954

Industrial Distribution - 1.5%
†MSC Industrial Direct Cl. A	500	20,235

Total (Cost $98,348)		98,240

Natural Resources – 5.0%
Energy Services - 1.5%
†Exterran Holdings [a]	260	21,268

Oil and Gas - 2.0%
†Cabot Oil & Gas	360	14,533
†Cimarex Energy	290	12,334

		26,867

Real Estate - 1.5%
†The St. Joe Company	600	21,306

Total (Cost $67,525)		69,441

Technology – 6.8%
Aerospace and Defense - 1.6%
†Alliant Techsystems [a]	200	22,752

Components and Systems - 0.9%
†Thomas & Betts [a]	255	12,505

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 93

Schedules of Investments	December 31, 2007

Royce SMid-Cap Value Fund (continued)

	SHARES	VALUE
Technology – (continued)
Internet Software and Services - 0.8%
†Check Point Software Technologies [a]	500	$10,980

Software - 2.7%
†NCR Corporation [a]	1,500	37,650

Telecommunications - 0.8%
†Foundry Networks [a]	600	10,512

Total (Cost $93,836)		94,399

Utilities – 3.2%
†UGI	900	24,525
†Wisconsin Energy	410	19,971

Total (Cost $43,100)		44,496

Miscellaneous [e] – 4.7%
Total (Cost $71,176)		65,396

TOTAL COMMON STOCKS
(Cost $893,139)		898,952

VALUE
REPURCHASE AGREEMENT – 34.8%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $480,107 (collateralized
by obligations of various U.S. Government
Agencies, valued at $496,800)
(Cost $480,000)	$480,000

TOTAL INVESTMENTS – 99.9%
(Cost $1,373,139)	1,378,952

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	118

NET ASSETS – 100.0%	$1,379,070

[a]	Non-income producing.
[b]	At December 31, 2007, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[c]	All or a portion of these securities were on loan at December 31, 2007.
[d]	Securities for which market quotations are no longer readily available represent 0.0%, 0.0%, 0.1% and 0.0% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund and Royce Technology Value Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[e]	Includes securities first acquired in 2007 and less than 1% of net assets.
†	New additions in 2007.
Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2007 market value.

94 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2007

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced
	Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$4,436,121,551	$874,594,805	$2,637,217,728	$3,307,956,795
Affiliated Companies	146,086,537	14,317,295	1,718,512,055	806,903,863
Repurchase agreements (at cost and value)	165,335,000	83,131,000	559,432,000	457,323,000
Cash and foreign currency	1,649	160,210	606	602
Receivable for investments sold	11,720,056	23,093,024	1,441,464	2,048,541
Receivable for capital shares sold	33,342,775	1,393,286	8,020,903	1,889,437
Receivable for dividends and interest	3,201,370	1,126,939	2,445,685	3,756,888
Prepaid expenses and other assets	936,983	15,013	75,767	76,397

Total Assets	4,796,745,921	997,831,572	4,927,146,208	4,579,955,523

LIABILITIES:
Payable for collateral on loaned securities	338,161,332	67,260,380	124,311,277	292,032,994
Payable for investments purchased	64,887,192	4,037,122	–	3,261,251
Payable for capital shares redeemed	11,211,151	1,533,022	14,175,456	43,148,462
Payable for investment advisory fees	2,794,587	1,001,321	3,872,927	4,066,463
Accrued expenses	1,464,736	412,728	1,421,491	1,564,521

Total Liabilities	418,518,998	74,244,573	143,781,151	344,073,691

Net Assets	$4,378,226,923	$923,586,999	$4,783,365,057	$4,235,881,832

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,775,314,627	$796,431,169	$3,480,666,077	$3,613,974,380
Undistributed net investment income (loss)	(16,655,584)	(20,881,359)	(62,260,657)	(105,983,057)
Accumulated net realized gain (loss) on investments
and foreign currency	43,628,723	15,262,213	53,354,537	55,128,491
Net unrealized appreciation (depreciation) on investments
and foreign currency	575,939,157	132,774,976	1,311,605,100	672,762,018

Net Assets	$4,378,226,923	$923,586,999	$4,783,365,057	$4,235,881,832

Investment Class	$3,157,741,661	$693,319,564	$3,702,042,734	$29,259,657
Service Class	55,477,896	27,223,571	246,313,452	3,337,488,163
Consultant Class	1,164,136,396	203,043,864	51,699,926
Institutional Class			450,491,459	869,041,977
W Class			332,720,164
R Class	870,970		97,322	92,035

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	291,760,522	44,101,677	213,254,349	1,983,217
Service Class	5,147,769	1,741,752	14,282,052	225,837,947
Consultant Class	115,345,309	13,990,602	3,120,473
Institutional Class			25,866,165	58,871,103
W Class			19,163,670
R Class	80,766		5,607	6,236

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$10.82	$15.72	$17.36	$14.75
Service Class (1)	10.78	15.63	17.25	14.78
Consultant Class (1)	10.09	14.51	16.57
Institutional Class (2)			17.42	14.76
W Class (2)			17.36
R Class (1)	10.78		17.36	14.76

*Investments at identified cost	$4,006,274,714	$756,129,325	$3,044,138,899	$3,442,110,364
Market value of loaned securities	327,514,994	64,173,112	122,949,745	280,607,011

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 95

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$5,556,641,330	$122,892,798	$2,226,986,440	$488,406,471
Affiliated Companies	51,277,942	–	138,344,452	60,688,846
Repurchase agreements (at cost and value)	174,975,000	5,075,000	113,218,000	49,957,000
Cash and foreign currency	–	70,833	351	85
Receivable for investments sold	109,194,611	327,580	18,751,168	1,296,205
Receivable for capital shares sold	9,560,907	1,190,769	13,555,791	671,517
Receivable for dividends and interest	10,981,793	84,471	1,220,071	317,647
Prepaid expenses and other assets	97,662	1,781	40,926	9,777

Total Assets	5,912,729,245	129,643,232	2,512,117,199	601,347,548

LIABILITIES:
Payable for collateral on loaned securities	107,931,201	7,370,521	295,972,884	36,597,230
Payable for investments purchased	81,014,729	2,445,907	9,067,091	1,624,722
Payable for capital shares redeemed	38,369,304	419,648	20,022,976	1,000,695
Payable to custodian for overdrawn balance	39,823,055	–	–	–
Payable for investment advisory fees	4,618,555	100,216	1,886,527	480,520
Accrued expenses	1,595,769	42,535	588,496	144,159

Total Liabilities	273,352,613	10,378,827	327,537,974	39,847,326

Net Assets	$5,639,376,632	$119,264,405	$2,184,579,225	$561,500,222

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,342,112,939	$111,353,564	$2,172,594,895	$424,166,963
Undistributed net investment income (loss)	44,197,047	190,463	142,430	27,238
Accumulated net realized gain (loss) on investments
and foreign currency	(1,411,741)	2,384,717	58,096,804	24,016,827
Net unrealized appreciation (depreciation) on investments
and foreign currency	1,254,478,387	5,335,661	(46,254,904)	113,289,194

Net Assets	$5,639,376,632	$119,264,405	$2,184,579,225	$561,500,222

Investment Class	$4,214,155,867	$8,883,905	$1,550,044,779	$385,863,856
Service Class	268,561,742	103,652,063	293,012,086	2,757,922
Consultant Class	648,191,288	6,728,437	7,982,049	15,778,182
Institutional Class	257,065,979		333,452,052	157,100,262
W Class	250,178,176
R Class	1,223,580		88,259

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	325,860,858	689,856	140,628,033	21,119,574
Service Class	20,949,653	8,047,031	27,118,412	150,871
Consultant Class	50,195,299	606,157	740,335	882,761
Institutional Class	19,845,374		30,077,231	8,621,343
W Class	19,324,994
R Class	94,605		8,006

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$12.93	$12.88	$11.02	$18.27
Service Class (1)	12.82	12.88	10.80	18.28
Consultant Class (1)	12.91	11.10	10.78	17.87
Institutional Class (2)	12.95		11.09	18.22
W Class (2)	12.95
R Class (1)	12.93		11.02

*Investments at identified cost	$4,353,513,867	$117,554,723	$2,411,585,367	$435,806,123
Market value of loaned securities	104,773,466	7,060,123	284,930,565	35,429,639

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

96 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology	100
	Fund	Fund	Value Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$848,272,529	$2,473,112,084	$14,011,855	$33,181,110
Affiliated Companies	–	482,034,698	–	–
Repurchase agreements (at cost and value)	61,659,000	232,948,000	3,042,000	2,758,000
Cash and foreign currency	421	880	904	328
Receivable for investments sold	4,849,323	2,768,807	–	–
Receivable for capital shares sold	2,742,694	18,530,688	830	208,606
Receivable for dividends and interest	386,072	1,189,334	1,088	24,917
Prepaid expenses and other assets	12,291	37,973	318	569

Total Assets	917,922,330	3,210,622,464	17,056,995	36,173,530

LIABILITIES:
Payable for collateral on loaned securities	43,518,633	237,798,444	–	–
Payable for investments purchased	4,768,803	3,373,004	–	–
Payable for capital shares redeemed	4,286,859	18,030,819	215,855	112,797
Payable for investment advisory fees	728,673	2,459,543	14,061	29,907
Accrued expenses	228,749	807,583	18,200	35,738

Total Liabilities	53,531,717	262,469,393	248,116	178,442

Net Assets	$864,390,613	$2,948,153,071	$16,808,879	$35,995,088

ANALYSIS OF NET ASSETS:
Paid-in capital	$870,877,254	$2,956,180,725	$18,357,818	$31,343,157
Undistributed net investment income (loss)	(12,813,302)	(46,334,928)	–	9,214
Accumulated net realized gain (loss) on investments
and foreign currency	(2,395,338)	41,725,345	(337,593)	713,156
Net unrealized appreciation (depreciation) on investments
and foreign currency	8,721,999	(3,418,071)	(1,211,346)	3,929,561

Net Assets	$864,390,613	$2,948,153,071	$16,808,879	$35,995,088

Investment Class	$13,232,860	$66,887,887		$7,245,938
Service Class	663,808,244	2,690,448,193	$16,808,879	28,749,150
Consultant Class	14,373,552	47,408,941
Institutional Class	172,877,383	143,312,106
R Class	98,574	95,944

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	1,245,974	4,847,792		880,116
Service Class	62,408,060	194,802,333	2,809,965	3,496,054
Consultant Class	1,368,405	3,473,348
Institutional Class	16,301,065	10,386,682
R Class	9,276	6,953

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$10.62	$13.80		$8.23
Service Class (1)	10.64	13.81	$5.98	8.22
Consultant Class (1)	10.50	13.65
Institutional Class (2)	10.61	13.80
R Class (1)	10.63	13.80

*Investments at identified cost	$839,551,651	$2,958,569,943	$15,223,201	$29,251,634
Market value of loaned securities	41,626,472	225,180,311

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Technology Value Fund within 180 days of purchase).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 97

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Discovery	Financial	Dividend
	Fund	Services Fund	Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$3,620,439	$4,429,154	$5,462,574
Repurchase agreements (at cost and value)	328,000	203,000	216,000
Cash and foreign currency	514	18,033	2,581
Receivable for investments sold	–	–	21,962
Receivable for capital shares sold	150	46,905	716
Receivable for dividends and interest	6,166	10,424	20,183
Prepaid expenses and other assets	71	77	124

Total Assets	3,955,340	4,707,593	5,724,140

LIABILITIES:
Payable for investments purchased	–	41,925	3,464
Payable for capital shares redeemed	18,953	1,841	27,912
Payable for investment advisory fees	11,646	–	3,305
Accrued expenses	13,443	13,530	11,203

Total Liabilities	44,042	57,296	45,884

Net Assets	$3,911,298	$4,650,297	$5,678,256

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,852,441	$4,385,369	$5,658,814
Undistributed net investment income (loss)	(572)	26,684	58,712
Accumulated net realized gain (loss) on investments
and foreign currency	184,079	55,577	(98,265)
Net unrealized appreciation (depreciation) on investments
and foreign currency	(124,650)	182,667	58,995

Net Assets	$3,911,298	$4,650,297	$5,678,256

Investment Class			$1,842,978
Service Class	$3,911,298	$4,650,297	3,835,278

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class			316,723
Service Class	668,057	692,703	657,434

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)			$5.82
Service Class (1)	$5.85	$6.71	5.83

*Investments at identified cost	$3,745,090	$4,246,353	$5,403,582

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.

98 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	Royce	Royce	Royce
	European Smaller-	Global	SMid-Cap
	Companies Fund	Value Fund	Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$8,081,876	$17,321,103	$898,952
Repurchase agreements (at cost and value)	1,401,000	2,559,000	480,000
Cash and foreign currency	79,532	526	743
Receivable for capital shares sold	18,785	47,696	–
Receivable for dividends and interest	8,778	28,385	409
Prepaid expenses and other assets	67	158	–

Total Assets	9,590,038	19,956,868	1,380,104

LIABILITIES:
Payable for investments purchased	100,076	13,213	–
Payable for capital shares redeemed	1,300	32,708	–
Payable for investment advisory fees	5,092	18,650	–
Accrued expenses	14,122	15,959	1,034

Total Liabilities	120,590	80,530	1,034

Net Assets	$9,469,448	$19,876,338	$1,379,070

ANALYSIS OF NET ASSETS:
Paid-in capital	$9,974,880	$20,312,048	$1,375,013
Undistributed net investment income (loss)	3,855	(403,737)	–
Accumulated net realized gain (loss) on investments
and foreign currency	(14,321)	4,090	(1,756)
Net unrealized appreciation (depreciation) on investments
and foreign currency	(494,966)	(36,063)	5,813

Net Assets	$9,469,448	$19,876,338	$1,379,070

Service Class	$9,469,448	$19,876,338	$1,379,070

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Service Class	933,633	1,775,191	137,977

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Service Class (1)	$10.14	$11.20	$9.99

*Investments at identified cost	$8,576,550	$17,357,344	$893,139

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 99

Statements of Changes in Net Assets

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$7,824,617	$3,124,579	$(2,841,981)	$(4,661,873)	$13,720,640	$7,605,840
Net realized gain (loss) on investments
and foreign currency	369,343,168	303,312,402	136,694,462	121,801,397	578,325,988	209,556,231
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(277,790,418)	152,260,760	(71,825,987)	39,530,655	(31,257,175)	139,544,353

Net increase (decrease) in net assets from
investment operations	99,377,367	458,697,741	62,026,494	156,670,179	560,789,453	356,706,424

DISTRIBUTIONS:
Net investment income
Investment Class	(21,815,444)	(8,666,310)	(16,995,633)	(10,229,702)	(53,407,267)	(15,065,087)
Service Class	(270,692)	(112,018)	(589,080)	(96,125)	(3,203,018)	(445,228)
Consultant Class	–	–	(3,248,788)	(1,474,554)	(249,605)	–
Institutional Class					(6,885,256)	(1,219,250)
W Class					(4,658,931)	(1,248,982)
R Class	(2,711)				(1,036)
Net realized gain on investments and
foreign currency
Investment Class	(270,219,340)	(178,399,126)	(90,981,633)	(64,622,164)	(435,077,458)	(129,214,858)
Service Class	(4,724,213)	(2,503,926)	(3,336,960)	(666,510)	(29,419,889)	(6,749,418)
Consultant Class	(107,049,659)	(76,941,898)	(29,121,595)	(22,098,628)	(6,359,399)	(1,829,813)
Institutional Class					(52,446,163)	(8,529,310)
W Class					(36,616,583)	(10,289,309)
R Class	(42,122)				(11,276)

Total distributions	(404,124,181)	(266,623,278)	(144,273,689)	(99,187,683)	(628,335,881)	(174,591,255)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,076,265,203	1,201,978,144	141,764,616	211,152,681	455,914,471	820,732,534
Service Class	31,734,016	41,460,068	27,378,089	5,988,190	111,750,886	113,247,042
Consultant Class	183,922,298	281,344,214	11,120,304	46,980,025	4,494,369	11,613,727
Institutional Class					136,957,924	202,179,749
W Class					46,098,342	34,834,895
R Class	957,836				100,000
Distributions reinvested
Investment Class	253,295,224	150,746,233	99,923,608	69,445,926	456,939,316	134,752,804
Service Class	4,975,950	2,615,479	3,925,773	762,629	32,619,336	7,158,489
Consultant Class	104,179,266	75,115,893	31,251,875	22,843,982	6,384,582	1,774,993
Institutional Class					55,300,225	8,425,863
W Class					37,281,909	10,770,134
R Class	44,833				12,312
Value of shares redeemed
Investment Class	(826,230,512)	(487,118,810)	(171,089,408)	(139,673,360)	(800,123,357)	(860,640,681)
Service Class	(17,220,099)	(4,265,946)	(8,151,222)	(2,131,444)	(83,087,492)	(68,352,065)
Consultant Class	(200,136,409)	(152,133,742)	(41,769,950)	(35,222,706)	(9,242,174)	(11,805,167)
Institutional Class					(82,527,459)	(100,573,649)
W Class					(46,140,879)	(42,801,516)
R Class	(65,176)				–
Shareholder redemption fees
Investment Class	313,803	224,400	30,884	103,835	134,275	231,832
Service Class	426	–	183	28	56,777	10,651
Consultant Class	60,829	90,736	4,358	36,783	1,258	7,778

Net increase (decrease) in net assets from
capital share transactions	612,097,488	1,110,056,669	94,389,110	180,286,569	322,924,621	261,567,413

NET INCREASE (DECREASE) IN NET ASSETS	307,350,674	1,302,131,132	12,141,915	237,769,065	255,378,193	443,682,582
NET ASSETS:
Beginning of year	4,070,876,249	2,768,745,117	911,445,084	673,676,019	4,527,986,864	4,084,304,282

End of year	$4,378,226,923	$4,070,876,249	$923,586,999	$911,445,084	$4,783,365,057	$4,527,986,864

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(16,655,584)	$(5,243,358)	$(20,881,359)	$(10,729,995)	$(62,260,657)	$(10,050,308)

100 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,542,545)	$(14,978,296)	$71,935,471	$70,275,480	$(182,826)	$6,096
Net realized gain (loss) on investments
and foreign currency	607,885,245	409,065,375	354,363,602	299,391,274	12,837,106	8,653,636
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(478,723,555)	343,628,581	(273,425,269)	402,615,402	(11,904,104)	6,296,476

Net increase (decrease) in net assets from
investment operations	123,619,145	737,715,660	152,873,804	772,282,156	750,176	14,956,208

DISTRIBUTIONS:
Net investment income
Investment Class	(822,648)		(55,003,674)	(50,946,082)	–
Service Class	(84,347,612)	(27,697,370)	(3,142,690)	(2,911,841)	–	–
Consultant Class			(1,484,363)	(1,232,171)	–	–
Institutional Class	(24,481,005)	(5,987,487)	(3,992,442)	(3,385,821)
W Class			(3,110,072)	(2,260,151)
R Class	(2,243)		(3,102)
Net realized gain on investments and
foreign currency
Investment Class	(3,478,907)		(306,794,301)	(160,106,616)	(886,370)
Service Class	(414,122,810)	(338,749,938)	(21,157,025)	(13,670,906)	(10,283,090)	(7,364,369)
Consultant Class			(46,937,169)	(25,184,238)	(731,650)	(324,141)
Institutional Class	(105,132,456)	(50,267,288)	(19,857,236)	(10,453,373)
W Class			(17,975,651)	(7,939,323)
R Class	(10,972)		(73,547)

Total distributions	(632,398,653)	(422,702,083)	(479,531,272)	(278,090,522)	(11,901,110)	(7,688,510)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	29,364,544		763,443,449	952,576,801	9,082,638
Service Class	591,565,935	864,208,173	133,361,736	107,821,971	30,275,866	23,980,305
Consultant Class			81,808,367	110,054,247	4,019,048	1,303,591
Institutional Class	442,308,777	628,550,572	65,128,902	99,662,465
W Class			56,409,494	70,724,392
R Class	100,000		1,239,445
Distributions reinvested
Investment Class	4,136,752		338,235,926	188,482,885	886,371
Service Class	480,195,830	349,790,587	23,934,618	16,542,059	10,058,164	7,272,453
Consultant Class			46,568,594	25,520,731	713,504	324,136
Institutional Class	129,613,461	56,254,770	21,572,433	12,531,728
W Class			20,986,688	10,172,186
R Class	13,215		76,649
Value of shares redeemed
Investment Class	(159,494)		(1,077,951,442)	(1,333,998,368)	(2,687)
Service Class	(1,424,626,719)	(1,399,264,508)	(251,962,026)	(97,087,209)	(22,834,766)	(1,861,142)
Consultant Class			(132,092,803)	(108,124,753)	(1,059,803)	(481,349)
Institutional Class	(181,944,403)	(49,968,076)	(96,547,772)	(66,055,779)
W Class			(31,552,880)	(19,442,976)
R Class	–		(5,514)
Shareholder redemption fees
Investment Class	–		284,200	281,770	–
Service Class	55,780	63,474	24,288	2,302	46,510	10,766
Consultant Class			31,933	47,746	2,458	–

Net increase (decrease) in net assets from
capital share transactions	70,623,678	449,634,992	(37,005,715)	(30,287,802)	31,187,303	30,548,760

NET INCREASE (DECREASE) IN NET ASSETS	(438,155,830)	764,648,569	(363,663,183)	463,903,832	20,036,369	37,816,458
NET ASSETS:
Beginning of year	4,674,037,662	3,909,389,093	6,003,039,815	5,539,135,983	99,228,036	61,411,578

End of year	$4,235,881,832	$4,674,037,662	$5,639,376,632	$6,003,039,815	$119,264,405	$99,228,036

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(105,983,057)	$(42,560,425)	$44,197,047	$21,095,819	$190,463	$126,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 101

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$8,874,832	$(1,220,309)	$3,407,540	$3,115,682	$(167,794)	$(495,071)
Net realized gain (loss) on investments
and foreign currency	350,776,218	261,639,817	88,983,600	55,154,379	47,322,440	11,739,937
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(406,479,812)	89,982,937	(64,034,831)	24,727,892	(34,881,905)	29,329,469

Net increase (decrease) in net assets
from investment operations	(46,828,762)	350,402,445	28,356,309	82,997,953	12,272,741	40,574,335

DISTRIBUTIONS:
Net investment income
Investment Class	(8,861,139)	–	(2,314,954)	(2,386,267)	(211,501)
Service Class	(1,167,075)	–	(11,553)	–	(9,229,473)	(623,703)
Consultant Class	–	–	–	–	(107,647)	(32)
Institutional Class	(2,558,760)	–	(1,053,795)	(896,270)	(2,874,164)	(30,221)
R Class	(159)				(1,442)
Net realized gain on investments and
foreign currency
Investment Class	(216,056,869)	(194,770,107)	(44,938,377)	(32,306,607)	(791,079)
Service Class	(42,684,065)	(30,716,981)	(305,504)	(85,015)	(40,622,868)	(8,484,332)
Consultant Class	(1,126,327)	(394,568)	(1,855,831)	(1,237,544)	(825,097)	(70,102)
Institutional Class	(52,716,524)	(25,785,180)	(17,780,504)	(10,546,577)	(10,386,697)	(172,358)
R Class	(12,064)				(5,933)

Total distributions	(325,182,982)	(251,666,836)	(68,260,518)	(47,458,280)	(65,055,901)	(9,380,748)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	398,707,804	460,025,902	84,120,790	64,568,458	14,358,214
Service Class	163,626,783	139,187,127	2,510,392	692,879	411,768,536	404,126,231
Consultant Class	6,040,054	3,956,233	2,462,212	2,503,244	11,169,420	4,370,437
Institutional Class	250,698,769	102,325,325	46,769,920	16,280,694	184,518,741	17,276,975
R Class	100,000				100,000
Distributions reinvested
Investment Class	210,376,502	179,955,705	42,845,602	31,333,578	949,015
Service Class	43,837,513	30,704,030	249,788	85,012	46,654,341	8,494,055
Consultant Class	1,087,867	380,214	1,716,147	1,123,035	872,912	63,290
Institutional Class	45,079,340	18,291,310	18,763,158	11,362,155	13,191,206	202,578
R Class	12,223				7,375
Value of shares redeemed
Investment Class	(615,616,478)	(405,219,952)	(153,397,046)	(207,850,482)	(1,113,330)
Service Class	(154,827,507)	(49,497,180)	(928,732)	(7,702,979)	(202,575,212)	(104,921,709)
Consultant Class	(1,573,812)	(81,792)	(4,429,667)	(4,692,537)	(967,619)	(177,677)
Institutional Class	(146,919,058)	(80,836,542)	(43,853,869)	(42,023,743)	(32,776,981)	(3,868,360)
R Class	–				–
Shareholder redemption fees
Investment Class	178,943	187,962	53,001	21,297	188
Service Class	4,598	57	914	11	307,090	493,259
Consultant Class	2,577	389	2,588	874	4,861	1,568

Net increase (decrease) in net assets from
capital share transactions	200,816,118	399,378,788	(3,114,802)	(134,298,504)	446,468,757	326,060,647

NET INCREASE (DECREASE) IN NET ASSETS	(171,195,626)	498,114,397	(43,019,011)	(98,758,831)	393,685,597	357,254,234
NET ASSETS:
Beginning of year	2,355,774,851	1,857,660,454	604,519,233	703,278,064	470,705,016	113,450,782

End of year	$2,184,579,225	$2,355,774,851	$561,500,222	$604,519,233	$864,390,613	$470,705,016

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$142,430	$–	$27,238	$–	$(12,813,302)	$(791,534)

102 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(9,411,929)	$(3,686,908)	$(172,667)	$(337,926)	$(26,411)	$(70,015)
Net realized gain (loss) on investments
and foreign currency	148,824,281	37,892,327	3,159,103	(1,614,602)	3,465,418	869,488
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(146,174,341)	98,110,022	(2,457,824)	3,882,984	(1,000,974)	2,700,547

Net increase (decrease) in net assets
from investment operations	(6,761,989)	132,315,441	528,612	1,930,456	2,438,033	3,500,020

DISTRIBUTIONS:
Net investment income
Investment Class	(862,863)				–
Service Class	(31,671,098)	(283,348)	–	–	–	–
Consultant Class	(279,914)	–
Institutional Class	(1,962,578)	(33,910)
R Class	(1,183)
Net realized gain on investments and
foreign currency
Investment Class	(2,455,451)				(587,713)
Service Class	(109,351,266)	(26,099,551)	(1,532,140)	(856,506)	(2,275,046)	(947,591)
Consultant Class	(1,903,737)	(184,441)
Institutional Class	(5,470,066)	(439,195)
R Class	(3,844)

Total distributions	(153,962,000)	(27,040,445)	(1,532,140)	(856,506)	(2,862,759)	(947,591)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	72,069,561				7,242,660
Service Class	1,942,464,425	1,277,843,910	2,485,677	4,527,651	16,587,775	21,292,793
Consultant Class	40,271,948	12,484,500
Institutional Class	150,749,933	29,484,364
R Class	100,006
Distributions reinvested
Investment Class	1,999,282				587,713
Service Class	133,098,635	23,874,768	1,476,679	807,659	2,114,730	718,406
Consultant Class	2,107,243	182,432
Institutional Class	5,561,059	311,013
R Class	5,028
Value of shares redeemed
Investment Class	(2,252,901)				(16,028)
Service Class	(761,270,548)	(185,960,483)	(7,205,579)	(13,093,590)	(24,807,109)	(6,788,579)
Consultant Class	(4,563,960)	(150,809)
Institutional Class	(30,046,843)	(338,210)
R Class	–
Shareholder redemption fees
Investment Class	8,371				–
Service Class	993,657	702,898	14,950	20,112	19,534	23,341
Consultant Class	15,609	1,050

Net increase (decrease) in net assets from
capital share transactions	1,551,310,505	1,158,435,433	(3,228,273)	(7,738,168)	1,729,275	15,245,961

NET INCREASE (DECREASE) IN NET ASSETS	1,390,586,516	1,263,710,429	(4,231,801)	(6,664,218)	1,304,549	17,798,390
NET ASSETS:
Beginning of year	1,557,566,555	293,856,126	21,040,680	27,704,898	34,690,539	16,892,149

End of year	$2,948,153,071	$1,557,566,555	$16,808,879	$21,040,680	$35,995,088	$34,690,539

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(46,334,928)	$(4,182,413)	$–	$–	$9,214	$–
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 103

Statements of Changes in Net Assets

	Royce Discovery Fund		Royce Financial Services Fund		Royce Dividend Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(15,271)	$(14,538)	$49,014	$37,952	$158,812	$79,821
Net realized gain (loss) on investments
and foreign currency	509,984	318,086	228,335	149,221	749,356	155,139
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(811,821)	329,738	(514,365)	427,306	(906,140)	584,947

Net increase (decrease) in net assets from
investment operations	(317,108)	633,286	(237,016)	614,479	2,028	819,907

DISTRIBUTIONS:
Net investment income
Investment Class					(5,405)
Service Class	–	–	(48,863)	(33,389)	(122,939)	(59,629)
Net realized gain on investments and
foreign currency
Investment Class					(271,229)
Service Class	(318,850)	(311,358)	(155,048)	(183,157)	(603,242)	(130,535)

Total distributions	(318,850)	(311,358)	(203,911)	(216,546)	(1,002,815)	(190,164)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class					1,843,829
Service Class	821,949	645,725	3,276,334	1,886,164	2,577,281	3,384,265
Distributions reinvested
Investment Class					276,634
Service Class	289,628	292,266	195,417	210,242	717,141	187,204
Value of shares redeemed
Investment Class					–
Service Class	(970,650)	(466,763)	(2,469,820)	(175,377)	(5,561,914)	(979,504)
Shareholder redemption fees
Investment Class					–
Service Class	1,078	489	9,181	590	7,084	970

Net increase (decrease) in net assets from
capital share transactions	142,005	471,717	1,011,112	1,921,619	(139,945)	2,592,935

NET INCREASE (DECREASE) IN NET ASSETS	(493,953)	793,645	570,185	2,319,552	(1,140,732)	3,222,678
NET ASSETS:
Beginning of year	4,405,251	3,611,606	4,080,112	1,760,560	6,818,988	3,596,310

End of year	$3,911,298	$4,405,251	$4,650,297	$4,080,112	$5,678,256	$6,818,988

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(572)	$–	$26,684	$9,886	$58,712	$29,333

104 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce European	Royce Global	Royce SMid-Cap
	Smaller-Companies Fund	Value Fund	Value Fund

	Year ended	Year ended	Period ended
	12/31/07*	12/31/07*	12/31/07**
INVESTMENT OPERATIONS:
Net investment income (loss)	$15,072	$(28,433)	$1,960
Net realized gain (loss) on investments and foreign currency	(21,549)	22,987	(488)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(494,966)	(36,063)	5,813

Net increase (decrease) in net assets from investment operations	(501,443)	(41,509)	7,285

DISTRIBUTIONS:
Net investment income
Service Class	(3,989)	(361,494)	(2,224)
Net realized gain on investments and foreign currency
Service Class	–	(32,707)	(1,315)

Total distributions	(3,989)	(394,201)	(3,539)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	10,633,415	24,902,911	1,371,811
Distributions reinvested
Service Class	3,576	374,424	3,513
Value of shares redeemed
Service Class	(667,386)	(5,005,103)	–
Shareholder redemption fees
Service Class	5,275	39,816	–

Net increase (decrease) in net assets from capital share transactions	9,974,880	20,312,048	1,375,324

NET INCREASE (DECREASE) IN NET ASSETS	9,469,448	19,876,338	1,379,070
NET ASSETS:
Beginning of period	–	–	–

End of period	$9,469,448	$19,876,338	$1,379,070

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$3,855	$(403,737)	$–

* The Fund commenced operations on December 29, 2006.
** The Fund commenced operations on September 28, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.		The Royce Funds 2007 Annual Report to Shareholders | 105

Statements of Operations	Year Ended December 31, 2007

	Pennsylvania	Royce	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity	Special Equity	Value
	Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$46,597,101	$6,923,733	$19,236,597	$24,638,543	$117,689,226	$826,691	$25,675,126	$5,525,193	$6,108,829
Affiliated Companies	1,080,707	46,514	18,587,585	4,959,527	3,361,941	–	585,483	2,991,064	–
Interest	11,446,067	5,625,690	29,426,441	32,276,587	23,069,340	460,175	8,488,128	1,748,027	4,087,075
Securities lending	1,138,576	723,928	110,629	1,666,639	1,498,173	55,411	2,745,104	25,914	141,267

Total income	60,262,451	13,319,865	67,361,252	63,541,296	145,618,680	1,342,277	37,493,841	10,290,198	10,337,171

Expenses:
Investment advisory fees	34,307,809	12,426,708	46,558,077	53,212,404	58,231,511	1,152,119	25,307,007	6,134,201	8,085,505
Distribution fees	12,424,387	2,269,333	1,117,786	9,977,976	7,967,175	324,581	907,118	175,404	1,665,753
Shareholder servicing	2,875,158	646,004	3,305,810	4,192,373	4,304,013	89,025	1,693,739	302,712	657,682
Shareholder reports	1,994,102	578,087	1,877,859	2,233,995	2,266,227	49,005	424,146	102,890	307,096
Custody	415,213	116,782	413,719	427,533	569,811	21,137	252,731	58,578	81,017
Administrative and office facilities	314,463	67,888	342,423	348,284	449,086	7,726	182,784	44,775	48,249
Registration	156,127	41,402	93,582	84,548	153,580	54,559	86,211	39,305	100,876
Trustees’ fees	99,511	21,051	105,454	107,281	137,077	2,495	57,053	13,567	16,742
Audit	54,725	32,233	55,078	55,139	69,126	15,700	52,690	31,976	33,583
Legal	41,224	9,328	44,946	45,709	58,922	3,385	23,984	5,893	6,331
Other expenses	121,555	28,706	152,081	147,487	193,268	4,452	78,602	22,728	16,881

Total expenses	52,804,274	16,237,522	54,066,815	70,832,729	74,399,796	1,724,184	29,066,065	6,932,029	11,019,715
Compensating balance credits	(359,106)	(65,273)	(215,172)	(117,202)	(348,097)	(6,817)	(114,403)	(35,270)	(47,372)
Fees waived by distributor	(636)	–	(300)	(1,596,722)	(819)	(163,287)	(292)	–	(439,782)
Expenses reimbursed by investment adviser
Investment Class	–	–	–	(29,290)	–	(23,150)	–	–	(23,544)
Service Class	–	(10,403)	(203,500)	–	(361,290)	–	(325,118)	(14,101)	–
Consultant Class	–	–	–		–	(5,827)	–	–	–
R Class	(6,698)		(7,231)	(5,674)	(6,381)		(7,243)		(4,052)

Net expenses	52,437,834	16,161,846	53,640,612	69,083,841	73,683,209	1,525,103	28,619,009	6,882,658	10,504,965

Net investment income (loss)	7,824,617	(2,841,981)	13,720,640	(5,542,545)	71,935,471	(182,826)	8,874,832	3,407,540	(167,794)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	369,978,072	140,045,302	470,253,191	441,567,759	362,986,644	12,837,106	354,093,732	76,821,518	47,322,440
Affiliated Companies	(634,904)	(3,350,840)	108,072,797	166,317,486	(8,623,042)	–	(3,317,514)	12,162,082	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(277,790,418)	(71,825,987)	(31,257,175)	(478,723,555)	(273,425,269)	(11,904,104)	(406,479,812)	(64,034,831)	(34,881,905)

Net realized and unrealized gain (loss) on investments and foreign currency	91,552,750	64,868,475	547,068,813	129,161,690	80,938,333	933,002	(55,703,594)	24,948,769	12,440,535

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$99,377,367	$62,026,494	$560,789,453	$123,619,145	$152,873,804	$750,176	$(46,828,762)	$28,356,309	$12,272,741

106 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2007

	Royce	Royce	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Value Plus	Technology	100	Discovery	Financial	Dividend Value	European Smaller-	Global	SMid-Cap
	Fund	Value Fund	Fund	Fund	Services Fund	Fund	Companies Fund	Value Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$8,686,723	$15,113	$276,834	$41,803	$94,306	$250,404	$61,048	$93,639	$1,049
Affiliated Companies	999,479	–	–	–	–	–	–	–	–
Interest	13,270,510	169,346	171,338	8,257	26,818	20,812	45,935	88,421	5,288
Securities lending	1,956,841	–	–	–	–	–	–	–	–

Total income	24,913,553	184,459	448,172	50,060	121,124	271,216	106,983	182,060	6,337

Expenses:
Investment advisory fees	25,396,005	266,094	363,777	43,847	48,396	75,649	68,125	155,690	2,938
Distribution fees	6,462,703	49,530	87,951	10,962	12,099	18,536	13,625	31,138	734
Shareholder servicing	2,454,757	22,499	57,469	18,570	11,740	16,641	12,754	14,058	4,236
Shareholder reports	1,246,410	11,462	17,574	3,045	4,369	7,203	2,976	3,354	20
Custody	228,955	7,228	7,936	4,649	10,217	6,182	25,497	22,740	1,209
Administrative and office facilities	145,608	1,518	2,499	328	333	538	166	343	1
Registration	193,139	15,170	33,803	13,442	16,072	33,160	31,163	31,554	28,346
Trustees’ fees	51,679	444	793	100	109	174	76	170	2
Audit	53,698	10,407	15,423	10,390	10,390	16,993	10,004	10,008	11,600
Legal	19,140	201	328	43	469	71	22	47	–
Other expenses	42,546	3,437	2,283	1,118	1,081	1,292	919	1,008	310

Total expenses	36,294,640	387,990	589,836	106,494	115,275	176,439	165,327	270,110	49,396
Compensating balance credits	(246,067)	(2,213)	(1,854)	(40)	(785)	126	(23,807)	(20,412)	(1,213)
Fees waived by investment adviser and distributor	(1,709,443)	(28,651)	(87,951)	(41,123)	(42,380)	(27,929)	(49,609)	(39,205)	(3,672)
Expenses reimbursed by investment adviser
Investment Class	(9,600)		(25,448)	–		(23,242)
Service Class	–	–	–	–	–	(12,990)	–	–	(40,134)
Institutional Class	–		–	–
R Class	(4,048)

Net expenses	34,325,482	357,126	474,583	65,331	72,110	112,404	91,911	210,493	4,377

Net investment income (loss)	(9,411,929)	(172,667)	(26,411)	(15,271)	49,014	158,812	15,072	(28,433)	1,960

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	142,627,136	3,159,103	3,465,418	509,984	228,335	749,356	(21,549)	22,987	(488)
Affiliated Companies	6,197,145	–	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(146,174,341)	(2,457,824)	(1,000,974)	(811,821)	(514,365)	(906,140)	(494,966)	(36,063)	5,813

Net realized and unrealized gain (loss) on investments and foreign currency	2,649,940	701,279	2,464,444	(301,837)	(286,030)	(156,784)	(516,515)	(13,076)	5,325

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(6,761,989)	$528,612	$2,438,033	$(317,108)	$(237,016)	$2,028	$(501,443)	$(41,509)	$7,285

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Pennsylvania Mutual Fund – Investment Class
2007	$11.57	$0.05	$0.29	$0.34	$(0.08)	$(1.01)	$(1.09)	$–	$10.82	2.75%		$3,157,742	0.89%	0.88%	0.88%	0.44%	43%
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78		2,867,562	0.88	0.87	0.87	0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50		1,864,481	0.90	0.90	0.90	0.49	26
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23		1,243,059	0.89	0.89	0.89	(0.20)	32
2003	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.29		839,604	0.93	0.93	0.93	(0.17)	30

Pennsylvania Mutual Fund – Service Class(a)
2007	$11.53	$0.03	$0.28	$0.31	$(0.05)	$(1.01)	$(1.06)	$–	$10.78	2.56%		$55,478	1.10%	1.09%	1.09%	0.24%	43%
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49		40,049	1.16	1.16	1.14	0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	**	104	26.06 *	26.06 *	1.14 *	1.32 *	26

Pennsylvania Mutual Fund – Consultant Class
2007	$10.89	$(0.06)	$0.27	$0.21	$–	$(1.01)	$(1.01)	$–	$10.09	1.73%		$1,164,136	1.89%	1.88%	1.88%	(0.55)%	43%
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71		1,163,265	1.87	1.86	1.86	(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32		904,160	1.89	1.89	1.88	(0.52)	26
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14		753,388	1.89	1.89	1.89	(1.20)	32
2003	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.69		484,439	1.94	1.94	1.94	(1.19)	30

Pennsylvania Mutual Fund – R Class(b)
2007	$12.71	$(0.11)	$(0.75)	$(0.86)	$(0.06)	$(1.01)	$(1.07)	$–	$10.78	(6.91	)%**	$871	7.52%*	7.50%*	1.74%*	(0.42)%*	43%

Royce Micro-Cap Fund – Investment Class
2007	$17.35	$0.00	$1.22	$1.22	$(0.45)	$(2.40)	$(2.85)	$–	$15.72	7.07%		$693,320	1.46%	1.46%	1.46%	(0.06)%	49%
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31		682,513	1.44	1.43	1.43	(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50		497,917	1.49	1.49	1.48	(0.72)	31
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78		473,248	1.56	1.56	1.47	(0.94)	44
2003	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.62		431,808	1.67	1.67	1.48	(1.09)	44

Royce Micro-Cap Fund – Service Class
2007	$17.27	$(0.14)	$1.33	$1.19	$(0.43)	$(2.40)	$(2.83)	$–	$15.63	6.90%		$27,224	1.72%	1.71%	1.66%	(0.21)%	49%
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02		7,521	1.93	1.93	1.66	(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39		2,742	2.75	2.75	1.49	(0.72)	31
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73		1,152	3.07	3.07	1.49	(1.06)	44
2003	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.42		202	17.16	17.16	1.49	(1.11)	44

Royce Micro-Cap Fund – Consultant Class
2007	$16.21	$(0.16)	$1.13	$0.97	$(0.27)	$(2.40)	$(2.67)	$–	$14.51	6.01%		$203,044	2.45%	2.45%	2.45%	(1.06)%	49%
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10		221,411	2.44	2.42	2.42	(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37		173,017	2.49	2.49	2.49	(1.72)	31
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62		169,813	2.56	2.56	2.47	(1.94)	44
2003	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.01		144,451	2.74	2.74	2.49	(2.10)	44
(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on May 21, 2007.
*	Annualized.
**	Not annualized.
108 | THE ROYCE FUNDS 2007 ANUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Investment Class
2007	$17.66	$0.07	$2.21	$2.28	$(0.28)	$(2.30)	$(2.58)	$–	$17.36	12.73%		$3,702,043	1.10%	1.10%	1.10%	0.29%	21%
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81		3,628,842	1.10	1.09	1.09	0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07		3,382,086	1.13	1.13	1.13	(0.09)	20
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82		2,975,348	1.14	1.14	1.14	(0.43)	24
2003	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.74		1,713,001	1.16	1.16	1.16	(0.29)	26

Royce Premier Fund – Service Class
2007	$17.56	$0.01	$2.23	$2.24	$(0.25)	$(2.30)	$(2.55)	$–	$17.25	12.56%		$246,313	1.38%	1.38%	1.29%	(0.12)%	21%
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61		193,860	1.38	1.38	1.29	(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86		135,927	1.37	1.37	1.29	(0.24)	20
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52		69,759	1.39	1.39	1.29	(0.57)	24
2003	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.63		32,307	1.42	1.42	1.29	(0.33)	26

Royce Premier Fund – Consultant Class(a)
2007	$16.96	$(0.13)	$2.13	$2.00	$(0.09)	$(2.30)	$(2.39)	$–	$16.57	11.60%		$51,700	2.10%	2.09%	2.09%	(0.70)%	21%
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74		50,862	2.12	2.11	2.11	(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88		47,310	2.17	2.17	2.17	(1.12)	20
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27		26,805	2.35	2.35	2.35	(1.59)	24
2003	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.88	**	5,401	4.25 *	4.25 *	2.49 *	(1.22)*	26

Royce Premier Fund – Institutional Class
2007	$17.71	$0.06	$2.25	$2.31	$(0.30)	$(2.30)	$(2.60)	$–	$17.42	12.86%		$450,492	1.01%	1.00%	1.00%	0.40%	21%
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88		355,293	1.01	1.00	1.00	0.27	13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17		235,886	1.02	1.02	1.02	0.04	20
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96		104,497	1.06	1.06	1.04	(0.30)	24
2003	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.84		24,106	1.14	1.14	1.04	(0.03)	26

Royce Premier Fund – W Class(b)
2007	$17.67	$0.07	$2.21	$2.28	$(0.29)	$(2.30)	$(2.59)	$–	$17.36	12.72%		$332,720	1.05%	1.05%	1.05%	0.34%	21%
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82		299,129	1.08	1.07	1.07	0.20	13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25	**	283,095	1.04 *	1.04 *	1.04 *	0.06 *	20

Royce Premier Fund – R Class(c)
2007	$20.38	$(0.02)	$(0.49)	$(0.51)	$(0.21)	$(2.30)	$(2.51)	$–	$17.36	(2.67	)%**	$97	14.23%*	14.23%*	1.74%*	(0.18)%*	21%

Royce Low-Priced Stock Fund – Investment Class(d)
2007	$17.06	$(2.35)	$2.58	$0.23	$(0.49)	$(2.05)	$(2.54)	$–	$14.75	1.15	%**	$29,260	2.11%*	2.12%*	1.24%*	0.44%*	30%

Royce Low-Priced Stock Fund – Service Class
2007	$16.83	$0.02	$0.40	$0.42	$(0.42)	$(2.05)	$(2.47)	$–	$14.78	2.32%		$3,337,488	1.53%	1.53%	1.49%	(0.16)%	30%
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97		4,065,946	1.51	1.51	1.46	(0.37)	27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66		3,909,389	1.54	1.54	1.49	(0.68)	21
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64		4,769,417	1.71	1.71	1.49	(1.00)	26
2003	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.02		3,046,100	1.94	1.94	1.49	(0.70)	42

Royce Low-Priced Stock Fund – Institutional Class(e)
2007	$16.82	$(0.04)	$0.51	$0.47	$(0.48)	$(2.05)	$(2.53)	$–	$14.76	2.61%		$869,042	1.22%	1.22%	1.22%	0.12%	30%
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94	**	608,092	1.20 *	1.19 *	1.19 *	0.02 *	27

Royce Low-Priced Stock Fund – R Class(c)
2007	$18.69	$(0.02)	$(1.44)	$(1.46)	$(0.42)	$(2.05)	$(2.47)	$–	$14.76	(7.96	)%**	$92	11.93%*	11.93%*	1.74%*	(0.28)%*	30%
(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on May 19, 2005.
(c)	The Class commenced operations on May 21, 2007.
(d)	The Class commenced operations on March 15, 2007.
(e)	The Class commenced operations on January 3, 2006.
*	Annualized.
**	Not annualized.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Total Return Fund – Investment Class
2007	$13.75	$0.19	$0.16	$0.35	$(0.17)	$(1.00)	$(1.17)	$–	$12.93	2.39%		$4,214,156	1.08%		1.08%		1.08%		1.29%		27%
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54		4,438,964	1.09		1.09		1.09		1.31		25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23		4,258,135	1.12		1.12		1.12		1.13		24
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52		3,738,851	1.15		1.15		1.15		1.08		22
2003	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	29.99		2,289,013	1.18		1.18		1.18		1.27		20

Royce Total Return Fund – Service Class
2007	$13.61	$0.15	$0.17	$0.32	$(0.11)	$(1.00)	$(1.11)	$–	$12.82	2.20%		$268,562	1.39%		1.39%		1.29%		1.09%		27%
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32		371,755	1.34		1.34		1.29		1.12		25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07		315,602	1.36		1.36		1.29		0.98		24
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38		261,212	1.38		1.38		1.29		0.95		22
2003	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.71		131,813	1.45		1.45		1.28		1.28		20

Royce Total Return Fund – Consultant Class
2007	$13.73	$0.04	$0.17	$0.21	$(0.03)	$(1.00)	$(1.03)	$–	$12.91	1.35%		$648,191	2.08%		2.07%		2.07%		0.30%		27%
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45		689,311	2.07		2.06		2.06		0.34		25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18		606,618	2.10		2.10		2.10		0.17		24
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35		501,635	2.13		2.13		2.13		0.10		22
2003	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.61		309,136	2.19		2.19		2.19		0.26		20

Royce Total Return Fund – Institutional Class (a)
2007	$13.77	$0.20	$0.17	$0.37	$(0.19)	$(1.00)	$(1.19)	$–	$12.95	2.52%		$257,066	0.99%		0.99%		0.99%		1.38%		27%
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62		282,295	1.00		0.99		0.99		1.42		25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31		214,275	1.00		1.00		1.00		1.30		24
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78		124,286	1.04		1.04		1.04		1.20		22
2003	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.16	**	67,912	1.07	*	1.07	*	1.04	*	1.54	*	20

Royce Total Return Fund – W Class (b)
2007	$13.76	$0.19	$0.18	$0.37	$(0.18)	$(1.00)	$(1.18)	$–	$12.95	2.49%		$250,178	1.06%		1.06%		1.06%		1.31%		27%
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54		220,716	1.10		1.09		1.09		1.33		25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	**	144,506	1.06	*	1.06	*	1.06	*	1.38	*	24

Royce Total Return Fund – R Class (c)
2007	$14.89	$(0.02)	$(0.87)	$(0.89)	$(0.07)	$(1.00)	$(1.07)	$–	$12.93	(6.15	)% **	$1,224	6.15	% *	6.14	% *	1.74	% *	0.78	% *	27%

Royce Heritage Fund – Investment Class (d)
2007	$14.03	$(0.01)	$0.28	$0.27	$–	$(1.42)	$(1.42)	$–	$12.88	1.64	% **	$8,884	3.33	% *	3.33	% *	1.24	% *	(0.06	)% *	138%

Royce Heritage Fund – Service Class
2007	$14.09	$(0.02)	$0.22	$0.20	$–	$(1.42)	$(1.42)	$0.01	$12.88	1.20%		$103,652	1.42%		1.42%		1.27%		(0.10)%		138%
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62		95,349	1.48		1.47		1.32		(0.05)		98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74		58,905	1.58		1.58		1.43		(0.44)		142
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35		52,891	1.55		1.55		1.49		(0.95)		86
2003	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.09		34,143	1.63		1.63		1.49		(0.81)		25

(a)	The Class commenced operations on March 4, 2003.	*	Annualized.
(b)	The Class commenced operations on May 19, 2005.	**	Not annualized.
(c)	The Class commenced operations on May 21, 2007.
(d)	The Class commenced operations on March 15, 2007.
110 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets					Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee	Income (Loss) to Average		Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers	Net Assets		Rate

Royce Heritage Fund – Consultant Class
2007	$12.47	$(0.17)	$0.21	$0.04	$–	$(1.42)	$(1.42)	$0.01	$11.10%	0.07%		$6,728	2.61%		2.60%		2.49%	(1.33)%		138%
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08		3,879	3.20		3.18		2.49	(1.12)		98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70		2,507	3.99		3.99		2.49	(1.50)		142
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11		1,885	5.21		5.21		2.49	(1.94)		86
2003	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.65		762	8.20		8.20		2.49	(1.81)		25

Royce Opportunity Fund – Investment Class
2007	$13.04	$0.06	$(0.27)	$(0.21)	$(0.07)	$(1.74)	$(1.81)	$–	$11.02	(2.00)%		$1,550,045	1.11%		1.10%		1.10%	0.36%		50%
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76		1,811,073	1.12		1.11		1.11	(0.05)		47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76		1,490,999	1.14		1.14		1.14	(0.38)		42
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51		1,677,215	1.14		1.14		1.14	(0.55)		47
2003	7.37	(0.06)	5.41	5.35)	–	(0.58)	(0.58)	–	12.14	72.87		1,311,815	1.15		1.15		1.15	(0.65)		55

Royce Opportunity Fund – Service Class
2007	$12.82	$0.02	$(0.25)	$(0.23)	$(0.05)	$(1.74)	$(1.79)	$–	$10.80	(2.22)%		$293,012	1.39%		1.39%		1.29%	0.14%		50%
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51		291,911	1.40		1.40		1.29	(0.20)		47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66		167,369	1.41		1.41		1.29	(0.53)		42
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22		230,068	1.43		1.43		1.29	(0.70)		47
2003	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.59		90,243	1.45		1.45		1.29	(0.79)		55

Royce Opportunity Fund – Consultant Class (a)
2007	$12.90	$(0.14)	$(0.24)	$(0.38)	$–	$(1.74)	$(1.74)	$–	$10.78	(3.34)%		$7,982	2.48%		2.46%		2.46%	(1.03)%		50%
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16	**	4,080	3.75	*	3.74	*	2.49 *	(1.24	) *	47

Royce Opportunity Fund – Institutional Class
2007	$13.11	$0.06	$(0.25)	$(0.19)	$(0.09)	$(1.74)	$(1.83)	$–	$11.09	(1.89)%		$333,452	1.02%		1.02%		1.02%	0.47%		50%
2006	12.34	0.00)	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85		248,710	1.04		1.03		1.03	0.03		47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90		199,293	1.05		1.05		1.04	(0.28)		42
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57		193,136	1.06		1.06		1.04	(0.44)		47
2003	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.91		85,813	1.08		1.08		1.04	(0.54)		55

Royce Opportunity Fund – R Class (b)
2007	$14.43	$(0.08)	$(1.57)	$(1.65)	$(0.02)	$(1.74)	$(1.76)	$–	$11.02	(11.77	)% **	$88	14.59	% *	14.59	% *	1.74%*	(0.92	)% *	50%

(a)	The Class commenced operations on March 30, 2006.	*	Annualized.
(b)	The Class commenced operations on May 21, 2007.	**	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 111

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Investment Class
2007	$19.72	$0.13	$0.86	$0.99	$(0.12)	$(2.32)	$(2.44)	$–	$18.27	4.74%		$385,864	1.12%		1.11%		1.11%		0.57%	29%
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00		438,427	1.13		1.13		1.13		0.51	16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)		523,961	1.14		1.14		1.14		0.94	22
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91		856,537	1.15		1.15		1.15		1.02	17
2003	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64		721,334	1.19		1.19		1.19		0.35	22

Royce Special Equity Fund – Service Class(a)
2007	$19.73	$0.03	$0.92	$0.95	$(0.09)	$(2.32)	$(2.41)	$0.01	$18.28	4.58%		$2,758	2.04%		2.03%		1.35%		0.27%	29%
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	13.70		1,200	1.69		1.69		1.35		0.52	16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)		7,606	1.48		1.48		1.35		0.65	22
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66		12,743	1.55		1.55		1.35		0.74	17
2003	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.90	**	5,387	1.79	*	1.79	*	1.35	*	(0.04)*	22

Royce Special Equity Fund – Consultant Class(b)
2007	$19.43	$(0.10)	$0.86	$0.76	$–	$(2.32)	$(2.32)	$–	$17.87	3.63%		$15,778	2.20%		2.19%		2.19%		(0.50)%	29%
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75		17,231	2.23		2.22		2.22		(0.60)	16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)		17,517	2.26		2.26		2.26		(0.15)	22
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66		20,277	2.28		2.28		2.28		(0.09)	17
2003	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.91	**	9,944	3.21	*	3.21	*	2.20	*	(0.81)*	22

Royce Special Equity Fund – Institutional Class(c)
2007	$19.68	$0.13	$0.87	$1.00	$(0.14)	$(2.32)	$(2.46)	$–	$18.22	4.79%		$157,100	1.04%		1.04%		1.04%		0.64%	29%
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12		147,661	1.05		1.05		1.05		0.58	16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)		154,195	1.05		1.05		1.05		1.08	22
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97		162,819	1.07		1.07		1.07		1.07	17
2003	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.14	**	13,439	1.36	*	1.36	*	1.10	*	0.24 *	22

Royce Value Fund – Investment Class(d)
2007	$11.22	$(0.32)	$0.60	$0.28	$(0.19)	$(0.69)	$(0.88)	$–	$10.62	2.36	%**	$13,233	1.89	%*	1.88	%*	1.24	%*	0.06%*	67%

Royce Value Fund – Service Class
2007	$11.06	$(0.03)	$0.45	$0.42	$(0.16)	$(0.69)	$(0.85)	$0.01	$10.64	3.77%		$663,808	1.43%		1.43%		1.36%		(0.08)%	67%
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76		452,383	1.43		1.42		1.31		(0.15)	41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23		113,451	1.53		1.53		1.28		(0.31)	44
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94		38,713	2.15		2.15		1.49		(0.77)	83
2003	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.32		4,034	3.46		3.46		1.49		(0.73)	181

Royce Value Fund – Consultant Class(e)
2007	$10.98	$(0.16)	$0.45	$0.29	$(0.09)	$(0.69)	$(0.78)	$0.01	$10.50	2.65%		$14,374	2.35%		2.33%		2.33%		(1.05)%	67%
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33	**	4,424	4.35	*	4.34	*	2.49	*	(0.93)*	41

Royce Value Fund – Institutional Class(f)
2007	$11.04	$0.02	$0.43	$0.45	$(0.19)	$(0.69)	$(0.88)	$–	$10.61	4.00%		$172,877	1.03%		1.03%		1.03%		0.25%	67%
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35	**	13,898	1.27	*	1.27	*	1.04	*	0.43 *	41

Royce Value Fund – R Class(g)
2007	$11.64	$(0.01)	$(0.14)	$(0.15)	$(0.17)	$(0.69)	$(0.86)	$–	$10.63	(1.39	)%**	$99	16.39	%*	16.39	%*	1.74	%*	(0.26)%*	67%
(a)	The Class commenced operations on October 2, 2003.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on July 25, 2003.
(d)	The Class commenced operations on March 15, 2007.
(e)	The Class commenced operations on March 30, 2006.
(f)	The Class commenced operations on June 1, 2006.
(g)	The Class commenced operations on September 14, 2007.

*	Annualized.
**	Not annualized.
112 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Investment Class(a)
2007	$14.38	$(0.61)	$0.81	$0.20	$(0.21)	$(0.58)	$(0.79)	$0.01	$13.80	1.33	%**	$66,888	1.33	%*	1.32	%*	1.24	%*	(0.24)%*	42%

Royce Value Plus Fund – Service Class
2007	14.09	$(0.08)	$0.54	$0.46	$(0.17)	$(0.58)	$(0.75)	$0.01	$13.81	3.24%		$2,690,448	1.41%		1.40%		1.33%		(0.37)%	42%
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35		1,513,626	1.41		1.40		1.26		(0.45)	31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20		293,856	1.42		1.42		1.17		(0.54)	62
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19		211,981	1.55		1.55		1.30		(0.84)	56
2003	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.88		20,405	2.01		2.01		1.49		(0.91)	161

Royce Value Plus Fund – Consultant Class(b)
2007	$13.97	$(0.20)	$0.54	$0.34	$(0.09)	$(0.58)	$(0.67)	$0.01	$13.65	2.40%		$47,409	2.18%		2.16%		2.16%		(1.18)%	42%
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78	**	12,956	2.91	*	2.90	*	2.49	*	(1.61)	31

Royce Value Plus Fund – Institutional Class(c)
2007	$14.08	$(0.17)	$0.68	$0.51	$(0.21)	$(0.58)	$(0.79)	$–	$13.80	3.52%		$143,312	1.05%		1.04%		1.04%		(0.05)%	42%
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16	**	30,985	1.17	*	1.17	*	1.04	*	(0.18)*	31

Royce Value Plus Fund – R Class(d)
2007	$15.16	$(0.03)	$(0.57)	$(0.60)	$(0.18)	$(0.58)	$(0.76)	$–	$13.80	(4.05	)%**	$96	16.18	%*	16.18	%*	1.74	%*	(0.68)%*	42%

Royce Technology Value Fund
2007	$6.41	$(0.06)	$0.19	$0.13	$–	$(0.57)	$(0.57)	$0.01	$5.98	1.93%		$16,809	1.96%		1.95%		1.80%		(0.87)%	224%
2006	6.15	(0.09)	0.60	0.51	–	(0.26)	(0.26)	0.01	6.41	8.53		21,041	2.17		2.15		1.99		(1.35)	117
2005	6.73	(0.10)	(0.02)	(0.12)	–	(0.47)	(0.47)	0.01	6.15	(1.82)		27,705	2.18		2.18		1.99		(1.62)	94
2004	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)		37,602	2.13		2.13		1.99		(1.94)	107
2003	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.72		102,408	2.11		2.11		1.99		(1.51)	64

Royce 100 Fund – Investment Class(a)
2007	$8.42	$0.00	$0.54	$0.54	$–	$(0.73)	$(0.73)	$–	$8.23	6.20	%**	$7,246	3.37	%*	3.36	%*	1.24	%*	0.04%*	85%

Royce 100 Fund – Service Class (e)
2007	$8.32	$(0.01)	$0.64	$0.63	$–	$(0.73)	$(0.73)	$–	$8.22	7.34%		$28,749	1.56%		1.56%		1.31%		(0.08)%	85%
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70		34,691	1.73		1.72		1.47		(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89		16,892	2.07		2.07		1.49		(0.49)	60
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24		8,748	2.84		2.84		1.49		(0.34)	97
2003	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.66	**	2,502	3.68	*	3.68	*	1.49	*	(0.39)*	8
(a)	The Class commenced operations on March 15, 2007.
(b)	The Class commenced operations on March 30, 2006.
(c)	The Class commenced operations on May 10, 2006.
(d)	The Class commenced operations on September 14, 2007.
(e)	The Class commenced operations on June 30, 2003.
*	Annualized.
**	Not annualized.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 113

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Discovery Fund(a)
2007	$6.87	$(0.02)	$(0.49)	$(0.51)	$–	$(0.51)	$(0.51)	$–	$5.85	(7.44)%		$3,911	2.43%		2.43%		1.49%		(0.35)%	105%
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84		4,405	3.75		3.73		1.49		(0.37)	91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60		3,612	3.75		3.75		1.49		(0.38)	105
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35		3,217	4.12		4.12		1.49		(0.91)	111
2003	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.00	**	1,359	8.69	*	8.69	*	1.49	*	(1.05)*	1

Royce Financial Services Fund(b)
2007	$7.37	$0.08	$(0.43)	$(0.35)	$(0.08)	$(0.24)	$(0.32)	$0.01	$6.71	(4.72)%		$4,650	2.38%		2.37%		1.49%		1.01%	36%
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77		4,080	3.71		3.70		1.49		1.44	14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23		1,761	3.87		3.87		1.49		0.97	9
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08		1,418	4.70		4.70		1.49		(0.16)	22

Royce Dividend Value Fund – Investment Class(c)
2007	$6.94	$0.01	$(0.11)	$(0.10)	$(0.02)	$(1.00)	$(1.02)	$–	$5.82	(1.71	)%**	$1,843	17.04	%*	17.04	%*	1.24	%*	2.83%*	126%

Royce Dividend Value Fund – Service Class(d)
2007	$6.92	$0.14	$(0.13)	$0.01	$(0.11)	$(1.00)	$(1.11)	$0.01	$5.83	(0.02)%		$3,835	2.03%		2.04%		1.49%		2.08%	126%
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87		6,819	2.73		2.72		1.49		1.72	19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31		3,596	2.89		2.89		1.49		1.33	4
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00	**	1,650	5.60	*	5.60	*	1.49	*	(0.17)*	8

Royce European Smaller–Companies Fund(e)
2007	$10.00	$0.03	$0.10	$0.13	$(0.00)	$–	$(0.00)	$0.01	$10.14	1.44	%**	$9,469	3.03	%*	2.60	%*	1.69	%*	0.28%*	47%

Royce Global Value Fund(e)
2007	$10.00	$(0.14)	$1.53	$1.39	$(0.21)	$(0.02)	$(0.23)	$0.04	$11.20	14.28	%**	$19,876	2.17	%*	2.00	%*	1.69	%*	(0.23)%*	54%

Royce SMid-Cap Value Fund(f)
2007	$10.00	$0.01	$0.01	$0.02	$(0.02)	$(0.01)	$(0.03)	$–	$9.99	0.16	%**	$1,379	16.82	%*	16.40	%*	1.49	%*	0.67%*	17%

(a)	The Fund commenced operations on October 3, 2003.
(b)	The Fund commenced operations on December 31, 2003.
(c)	The Class commenced operations on September 14, 2007.
(d)	The Class commenced operations on May 3, 2004.
(e)	The Fund commenced operations on December 29, 2006.
(f)	The Fund commenced operations on September 28, 2007.
*	Annualized.
**	Not annualized.
114 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
    Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce SMid-Cap Value Fund (the “Fund” or “Funds”), are eighteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Effective February 15, 2008, the following name changes for the Funds were made: Royce International Smaller-Companies Fund became Royce European Smaller-Companies Fund; Royce International Value Fund became Royce Global Value Fund; and Royce Mid-Cap Value Fund became Royce SMid-Cap Value Fund.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by a Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
    The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions
and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other

The Royce Funds 2007 Annual Report to Shareholders | 115

Notes to Financial Statements (continued)

Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gain are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
    The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Line of Credit:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2007.

Recent Accounting Pronouncements:
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.
    FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the amounts reported in the Funds’ financial statements, however, additional disclosures will be required in subsequent reports.

116 | The Royce Funds 2007 Annual Report to Shareholders

Capital Share Transactions (in shares):
			Shares issued for reinvestment		Shares		Net increase (decrease) in
	Shares sold		of distributions		redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Pennsylvania Mutual Fund
Investment Class	89,225,586	103,945,685	22,985,047	12,895,291	(68,187,637)	(42,076,445)	44,022,996	74,764,531
Service Class	2,644,014	3,599,517	453,183	224,505	(1,421,938)	(361,193)	1,675,259	3,462,829
Consultant Class	16,217,713	25,664,383	10,134,111	6,822,493	(17,785,292)	(13,908,167)	8,566,532	18,578,709
R Class	81,973		4,079		(5,286)		80,766

Royce Micro-Cap Fund
Investment Class	7,866,803	11,937,861	6,364,554	4,046,965	(9,476,019)	(7,962,099)	4,755,338	8,022,727
Service Class	1,498,575	340,725	251,491	44,624	(443,752)	(122,905)	1,306,314	262,444
Consultant Class	658,412	2,815,439	2,155,302	1,424,188	(2,483,768)	(2,131,961)	329,946	2,107,666

Royce Premier Fund
Investment Class	23,612,503	46,198,999	25,991,997	7,473,875	(41,782,715)	(48,818,682)	7,821,785	4,854,192
Service Class	5,743,736	6,445,593	1,867,163	399,246	(4,366,032)	(3,910,972)	3,244,867	2,933,867
Consultant Class	243,839	681,533	380,261	102,482	(502,608)	(685,582)	121,492	98,433
Institutional Class	6,931,681	11,376,429	3,134,933	466,032	(4,260,337)	(5,734,740)	5,806,277	6,107,721
W Class	2,512,586	1,966,985	2,120,700	597,345	(2,400,366)	(2,418,692)	2,232,920	145,638
R Class	4,907		700		–		5,607

Royce Low-Priced Stock Fund
Investment Class	1,716,726		277,262		(10,771)		1,983,217
Service Class	33,654,042	50,203,056	32,120,097	20,685,424	(81,506,714)	(81,086,805)	(15,732,575)	(10,198,325)
Institutional Class	24,523,276	35,753,252	8,681,410	3,328,685	(10,475,851)	(2,939,669)	22,728,835	36,142,268
R Class	5,351		885		–		6,236

Royce Total Return Fund
Investment Class	53,568,418	71,097,825	25,419,476	13,766,021	(76,015,976)	(100,045,052)	2,971,918	(15,181,206)
Service Class	9,474,348	8,128,910	1,813,108	1,218,585	(17,653,818)	(7,362,610)	(6,366,362)	1,984,885
Consultant Class	5,747,520	8,246,391	3,524,240	1,852,071	(9,297,331)	(8,114,439)	(25,571)	1,984,023
Institutional Class	4,566,448	7,511,493	1,617,602	912,372	(6,832,033)	(4,896,104)	(647,983)	3,527,761
W Class	3,938,753	5,285,305	1,576,049	741,486	(2,226,828)	(1,447,649)	3,287,974	4,579,142
R Class	89,218		5,810		(423)		94,605

Royce Heritage Fund
Investment Class	623,298		66,745		(187)		689,856
Service Class	2,094,209	1,664,793	756,822	513,592	(1,573,212)	(131,394)	1,277,819	2,046,991
Consultant Class	319,600	102,655	62,260	25,827	(86,667)	(39,565)	295,193	88,917

Royce Opportunity Fund
Investment Class	29,411,580	33,714,583	18,535,353	13,757,954	(46,164,766)	(29,934,625)	1,782,167	17,537,912
Service Class	12,145,435	10,282,356	3,938,681	2,387,561	(11,730,632)	(3,705,647)	4,353,484	8,964,270
Consultant Class	448,153	293,023	97,917	29,383	(122,103)	(6,038)	423,967	316,368
Institutional Class	18,775,963	7,466,386	3,947,402	1,392,033	(11,615,671)	(6,037,552)	11,107,694	2,820,867
R Class	6,930		1,076		–		8,006

Royce Special Equity Fund
Investment Class	4,059,162	3,235,198	2,291,209	1,564,333	(7,465,506)	(10,584,352)	(1,115,135)	(5,784,821)
Service Class	120,437	35,516	13,350	4,240	(43,746)	(386,430)	90,041	(346,674)
Consultant Class	122,926	127,284	93,727	56,834	(220,578)	(241,491)	(3,925)	(57,373)
Institutional Class	2,239,304	822,412	1,006,067	568,392	(2,128,594)	(2,148,005)	1,116,777	(757,201)

Royce Value Fund
Investment Class	1,260,905		88,280		(103,211)		1,245,974
Service Class	34,690,774	38,529,342	4,331,879	753,705	(17,506,774)	(10,129,028)	21,515,879	29,154,019
Consultant Class	967,511	414,554	82,040	5,656	(84,068)	(17,288)	965,483	402,922
Institutional Class	16,579,969	1,591,409	1,229,376	18,023	(2,767,309)	(350,403)	15,042,036	1,259,029
R Class	8,591		685		–		9,276

Royce Value Plus Fund
Investment Class	4,868,189		141,994		(162,391)		4,847,792
Service Class	129,074,118	95,350,447	9,439,611	1,681,321	(51,114,317)	(14,053,384)	87,399,412	82,978,384
Consultant Class	2,707,837	925,489	151,165	12,947	(312,970)	(11,120)	2,546,032	927,316
Institutional Class	9,819,482	2,203,690	394,962	21,933	(2,028,123)	(25,262)	8,186,321	2,200,361
R Class	6,596		357		–		6,953

Royce Technology Value Fund
Service Class	365,510	679,297	240,894	127,391	(1,080,081)	(2,029,122)	(473,677)	(1,222,434)
The Royce Funds 2007 Annual Report to Shareholders | 117

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):
			Shares issued for reinvestment		Shares		Net increase (decrease) in
	Shares sold		of distributions		redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Royce 100 Fund
Investment Class	811,850		70,049		(1,783)		880,116
Service Class	1,894,844	2,668,771	252,054	86,359	(2,821,425)	(831,104)	(674,527)	1,924,026

Royce Discovery Fund
Service Class	120,533	97,209	49,256	42,980	(142,783)	(70,034)	27,006	70,155

Royce Financial Services Fund
Service Class	449,102	268,596	28,362	28,919	(338,635)	(24,805)	138,829	272,710

Royce Dividend Value Fund
Investment Class	270,230		46,493		–		316,723
Service Class	365,914	505,353	117,196	27,799	(811,083)	(149,118)	(327,973)	384,034

Royce European Smaller-
Companies Fund
Service Class	995,410		344		(62,121)		933,633

Royce Global Value Fund
Service Class	2,185,881		33,076		(443,766)		1,775,191

Royce SMid-Cap Value Fund
Service Class	137,629		348		–		137,977

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2007 is shown below to the extent that it impacted net expenses for the period ended December 31, 2007. See the Prospectus for contractual waiver expiration dates.

		Committed net annual						Period ended
	Annual contractual	operating expense ratio cap						December 31, 2007
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional	W	R	Net advisory	Advisory
	average net assets [b]	Class	Class	Class	Class	Class	Class	fees	fees waived
Pennsylvania Mutual Fund	0.75% [a]	N/A	1.14%	N/A	N/A	N/A	1.74%	$34,307,809	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	12,426,708	–
Royce Premier Fund	0.96%	N/A	1.29%	N/A	N/A	N/A	1.74%	46,558,077	–
Royce Low-Priced Stock Fund	1.11%	1.24%	1.49%	N/A	N/A	N/A	1.74%	53,212,404	–
Royce Total Return Fund	0.95%	N/A	1.29%	N/A	N/A	N/A	1.74%	58,231,511	–
Royce Heritage Fund	1.00%	1.24%	N/A	2.49%	N/A	N/A	N/A	1,152,119	–
Royce Opportunity Fund	0.99%	N/A	1.29%	2.49%	N/A	N/A	1.74%	25,307,007	–
Royce Special Equity Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	6,134,201	–
Royce Value Fund	1.00%	1.24%	N/A	2.49%	1.04%	N/A	1.74%	8,085,505	–
Royce Value Plus Fund	0.99%	1.24%	N/A	2.49%	1.04%	N/A	1.74%	25,396,005	–
Royce Technology Value Fund	1.34% [c]	N/A	1.69% [c]	N/A	N/A	N/A	N/A	254,282	11,812
Royce 100 Fund	1.00%	1.24%	N/A	N/A	N/A	N/A	N/A	363,777	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	13,686	30,161
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	18,115	30,281
Royce Dividend Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	64,774	10,875
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	32,141	35,984
Royce Global Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	147,623	8,067
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	–	2,938

[a]

Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[b]

From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Technology Value Fund, Royce European Smaller-Companies Fund and Royce Global Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:

	•	More than $2 billion to $4 billion	.05% per annum
	•	More than $4 billion to $6 billion	.10% per annum
	•	Over $6 billion	.15% per annum
[c]

Effective May 14, 2007, Royce Technology Value Fund’s base annual rate was reduced from 1.50% to 1.25% and the committed net annual operating expense ratio cap through December 31, 2007 was reduced from 1.99% to 1.69%.

118 | The Royce Funds 2007 Annual Report to Shareholders

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.
		Period ended December 31, 2007
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived
Pennsylvania Mutual Fund – Service Class	0.25%	$136,402	$–
Pennsylvania Mutual Fund – Consultant Class	1.00%	12,287,349	–
Pennsylvania Mutual Fund – R Class	0.50%	–	636
Royce Micro-Cap Fund – Service Class	0.25%	50,732	–
Royce Micro-Cap Fund – Consultant Class	1.00%	2,218,601	–
Royce Premier Fund – Service Class	0.25%	580,137	–
Royce Premier Fund – Consultant Class	1.00%	537,349	–
Royce Premier Fund – R Class	0.50%	–	300
Royce Low-Priced Stock Fund – Service Class	0.25%	8,381,254	1,596,430
Royce Low-Priced Stock Fund – R Class	0.50%	–	292
Royce Total Return Fund – Service Class	0.25%	923,637	–
Royce Total Return Fund – Consultant Class	1.00%	7,042,719	–
Royce Total Return Fund – R Class	0.50%	–	819
Royce Heritage Fund – Service Class	0.25%	108,858	163,287
Royce Heritage Fund – Consultant Class	1.00%	52,436	–
Royce Opportunity Fund – Service Class	0.25%	829,018	–
Royce Opportunity Fund – Consultant Class	1.00%	77,808	–
Royce Opportunity Fund – R Class	0.50%	–	292
Royce Special Equity Fund – Service Class	0.25%	5,176	–
Royce Special Equity Fund – Consultant Class	1.00%	170,228	–
Royce Value Fund – Service Class	0.25%	1,130,497	439,637
Royce Value Fund – Consultant Class	1.00%	95,474	–
Royce Value Fund – R Class	0.50%	–	145
Royce Value Plus Fund – Service Class	0.25%	4,395,337	1,709,299
Royce Value Plus Fund – Consultant Class	1.00%	357,923	–
Royce Value Plus Fund – R Class	0.50%	–	144
Royce Technology Value Fund – Service Class	0.25%	32,691	16,839
Royce 100 Fund – Service Class	0.25%	–	87,951
Royce Discovery Fund – Service Class	0.25%	–	10,962
Royce Financial Services Fund – Service Class	0.25%	–	12,099
Royce Dividend Value Fund – Service Class	0.25%	1,482	17,054
Royce European Smaller-Companies Fund – Service Class	0.25%	–	13,625
Royce Global Value Fund – Service Class	0.25%	–	31,138
Royce SMid-Cap Value Fund – Service Class	0.25%	–	734

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:
	Purchases	Sales		Purchases	Sales
Pennsylvania Mutual Fund	$2,102,903,695	$1,834,767,651	Royce Technology Value Fund	$37,042,729	$41,567,115
Royce Micro-Cap Fund	416,511,925	463,736,849	Royce 100 Fund	27,793,915	30,677,952
Royce Premier Fund	869,934,939	1,288,428,968	Royce Discovery Fund	4,462,652	4,904,304
Royce Low-Priced Stock Fund	1,233,374,532	1,669,451,783	Royce Financial Services Fund	2,671,583	1,559,661
Royce Total Return Fund	1,599,747,030	1,896,258,379	Royce Dividend Value Fund	8,889,145	9,927,544
Royce Heritage Fund	169,749,067	146,275,123	Royce European Smaller-
Royce Opportunity Fund	1,178,033,410	1,236,416,065	Companies Fund	10,669,647	2,071,548
Royce Special Equity Fund	167,531,700	262,177,137	Royce Global Value Fund	22,900,277	5,565,920
Royce Value Fund	850,027,553	483,139,040	Royce SMid-Cap Value Fund	999,488	105,861
Royce Value Plus Fund	2,316,475,771	948,993,297

The Royce Funds 2007 Annual Report to Shareholders | 119

Notes to Financial Statements (continued)

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows:
							Expenses
	Net				Transfer Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Pennsylvania Mutual Fund – Investment Class	$–	$2,128,827	$1,408,232	$108,152	$(196,243)	$3,448,968	$–
Pennsylvania Mutual Fund – Service Class	136,402	27,763	3,709	8,189	(2,278)	173,785	–
Pennsylvania Mutual Fund – Consultant Class	12,287,349	710,910	581,844	39,779	(98,755)	13,521,127	–
Pennsylvania Mutual Fund – R Class	–	7,658	317	7	(26)	7,956	6,698
	12,423,751	2,875,158	1,994,102	156,127	(297,302)
Royce Micro-Cap Fund – Investment Class	–	490,378	443,511	27,214	(29,599)	931,504	–
Royce Micro-Cap Fund – Service Class	50,732	23,802	2,018	3,087	(336)	79,303	10,403
Royce Micro-Cap Fund – Consultant Class	2,218,601	131,824	132,558	11,101	(13,046)	2,481,038	–
	2,269,333	646,004	578,087	41,402	(42,981)
Royce Premier Fund – Investment Class	–	3,002,428	1,499,037	54,855	(124,354)	4,431,966	–
Royce Premier Fund – Service Class	580,137	240,319	90,027	11,501	(7,061)	914,923	203,500
Royce Premier Fund – Consultant Class	537,349	28,675	24,020	10,574	(4,375)	596,243	–
Royce Premier Fund – Institutional Class	–	13,795	69,469	3,791	(1,945)	85,110	–
Royce Premier Fund – W Class	–	12,948	195,257	12,860	(1,421)	219,644	–
Royce Premier Fund – R Class	–	7,645	49	1	–	7,695	7,231
	1,117,486	3,305,810	1,877,859	93,582	(139,156)
Royce Low-Priced Stock Fund – Investment Class	–	10,323	688	21,732	(16)	32,727	29,290
Royce Low-Priced Stock Fund – Service Class	8,381,254	4,158,810	1,634,203	53,220	(90,898)	14,136,589	–
Royce Low-Priced Stock Fund – Institutional Class	–	17,254	599,054	9,595	(2,386)	623,517	–
Royce Low-Priced Stock Fund – R Class	–	5,986	50	1	–	6,037	5,674
	8,381,254	4,192,373	2,233,995	84,548	(93,300)
Royce Total Return Fund – Investment Class	–	3,453,211	1,472,528	102,595	(168,642)	4,859,692	–
Royce Total Return Fund – Service Class	923,637	395,119	212,772	15,577	(8,671)	1,538,434	361,290
Royce Total Return Fund – Consultant Class	7,042,719	422,918	337,346	18,920	(55,614)	7,766,289	–
Royce Total Return Fund – Institutional Class	–	12,773	44,565	3,963	(2,079)	59,222	–
Royce Total Return Fund – W Class	–	12,342	198,977	12,520	(1,028)	222,811	–
Royce Total Return Fund – R Class	–	7,650	39	5	(27)	7,667	6,381
	7,966,356	4,304,013	2,266,227	153,580	(236,061)
Royce Heritage Fund – Investment Class	–	10,272	212	14,666	(9)	25,141	23,150
Royce Heritage Fund – Service Class	108,858	66,865	42,710	28,325	(3,898)	242,860	–
Royce Heritage Fund – Consultant Class	52,436	11,888	6,083	11,568	(240)	81,735	5,827
	161,294	89,025	49,005	54,559	(4,147)
Royce Opportunity Fund – Investment Class	–	1,313,245	342,255	59,124	(78,896)	1,635,728	–
Royce Opportunity Fund – Service Class	829,018	346,148	62,307	13,356	(7,515)	1,243,314	325,118
Royce Opportunity Fund – Consultant Class	77,808	11,024	14,577	10,594	(1,112)	112,891	–
Royce Opportunity Fund – Institutional Class	–	15,684	4,970	3,136	(4,055)	19,735	–
Royce Opportunity Fund – R Class	–	7,638	37	1	(2)	7,674	7,243
	906,826	1,693,739	424,146	86,211	(91,580)
Royce Special Equity Fund – Investment Class	–	266,798	91,494	26,845	(16,541)	368,596	–
Royce Special Equity Fund – Service Class	5,176	11,185	1,726	2,989	(177)	20,899	14,101
Royce Special Equity Fund – Consultant Class	170,228	13,229	6,176	9,441	(1,248)	197,826	–
Royce Special Equity Fund – Institutional Class	–	11,500	3,494	30	(364)	14,660	–
	175,404	302,712	102,890	39,305	(18,330)
Royce Value Fund – Investment Class	–	10,394	1,020	20,205	(36)	31,583	23,544
Royce Value Fund – Service Class	1,130,497	620,335	295,792	66,212	(35,177)	2,077,659	–
Royce Value Fund – Consultant Class	95,474	10,996	7,655	12,040	(1,725)	124,440	–
Royce Value Fund – Institutional Class	–	11,737	2,589	2,417	(653)	16,090	–
Royce Value Fund – R Class	–	4,220	40	2	–	4,262	4,052
	1,225,971	657,682	307,096	100,876	(37,591)
Royce Value Plus Fund – Investment Class	–	10,705	2,028	27,423	(223)	39,933	9,600
Royce Value Plus Fund – Service Class	4,395,337	2,407,722	1,199,843	149,162	(146,215)	8,005,849	–
Royce Value Plus Fund – Consultant Class	357,923	21,136	25,318	14,584	(5,501)	413,460	–
Royce Value Plus Fund – Institutional Class	–	10,973	19,181	1,969	(916)	31,207	–
Royce Value Plus Fund – R Class	–	4,221	40	1	–	4,262	4,048
	4,753,260	2,454,757	1,246,410	193,139	(152,855)
Royce 100 Fund – Investment Class	–	10,282	557	15,373	(12)	26,200	25,448
Royce 100 Fund – Service Class	–	47,187	17,017	18,430	(1,832)	80,802	–
	–	57,469	17,574	33,803	(1,844)
Royce Dividend Value Fund – Investment Class	–	4,225	30	19,005	–	23,260	23,242
Royce Dividend Value Fund – Service Class	1,482	12,416	7,173	14,155	(667)	34,559	12,990
	1,482	16,641	7,203	33,160	(667)

120 | The Royce Funds 2007 Annual Report to Shareholders

Tax Information:
     At December 31, 2007, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Pennsylvania Mutual Fund	$4,193,252,975	$554,290,113	$936,772,310	$382,482,197
Royce Micro-Cap Fund	858,618,802	113,424,298	180,666,336	67,242,038
Royce Premier Fund	3,647,385,899	1,267,775,884	1,475,897,856	208,121,972
Royce Low-Priced Stock Fund	3,967,178,803	605,004,855	974,302,503	369,297,648
Royce Total Return Fund	4,516,829,790	1,266,064,482	1,602,169,695	336,105,213
Royce Heritage Fund	122,697,706	5,270,092	15,339,315	10,069,223
Royce Opportunity Fund	2,528,248,989	(49,700,097)	362,301,520	412,001,617
Royce Special Equity Fund	485,763,798	113,288,519	143,734,967	30,446,448
Royce Value Fund	908,830,174	1,101,355	73,026,132	71,924,777
Royce Value Plus Fund	3,207,091,837	(18,997,055)	313,951,660	332,948,715
Royce Technology Value Fund	18,265,201	(1,211,346)	537,051	1,748,397
Royce 100 Fund	32,177,975	3,761,135	5,392,749	1,631,614
Royce Discovery Fund	4,073,360	(124,921)	279,174	404,095
Royce Financial Services Fund	4,438,346	193,808	648,692	454,884
Royce Dividend Value Fund	5,627,904	50,670	428,187	377,517
Royce European Smaller-Companies Fund	9,977,677	(494,801)	246,580	741,381
Royce Global Value Fund	19,964,787	(84,684)	997,835	1,082,519
Royce SMid-Cap Value Fund	1,373,837	5,115	32,481	27,366

     The primary differences between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the periods ended December 31, 2007 and 2006 were characterized as follows for tax purposes:

			Long-Term
	Ordinary Income		Capital Gains		Return of Capital

	2007	2006	2007	2006	2007	2006
Pennsylvania Mutual Fund	$110,180,465	$33,407,554	$293,943,716	$233,215,724	$–	$–
Royce Micro-Cap Fund	40,145,836	35,636,853	104,127,853	63,550,830	–	–
Royce Premier Fund	147,629,195	19,183,469	480,706,686	155,407,786	–	–
Royce Low-Priced Stock Fund	129,159,613	75,085,700	503,239,040	347,616,383	–	–
Royce Total Return Fund	106,344,888	63,149,046	373,186,384	214,941,476	–	–
Royce Heritage Fund	4,390,782	4,725,551	7,510,328	2,962,959	–	–
Royce Opportunity Fund	57,675,868	22,134,701	267,507,114	229,532,135	–	–
Royce Special Equity Fund	8,329,388	4,630,424	59,931,130	42,827,856	–	–
Royce Value Fund	33,369,221	4,607,149	31,547,221	4,773,599	139,459	–
Royce Value Plus Fund	99,361,348	15,672,166	54,600,652	11,368,279	–	–
Royce Technology Value Fund	908,435	425,898	623,705	430,247	–	361
Royce 100 Fund	803,056	518,944	2,059,703	428,647	–	–
Royce Discovery Fund	31,162	123,648	287,688	187,710	–	–
Royce Financial Services Fund	122,982	61,919	80,928	154,627	–	–
Royce Dividend Value Fund	364,365	104,759	638,450	85,405	–	–
Royce European Smaller– Companies Fund	3,989		–		–
Royce Global Value Fund	394,201		–		–
Royce SMid-Cap Value Fund	3,228		–		311

The tax basis components of distributable earnings at December 31, 2007 were as follows:

		Undistributed
		Long-Term	Net Unrealized	Total	Post-October
	Undistributed	Capital Gains or	Appreciation	Distributable	Loss
	Ordinary Income	(Capital Loss Carryforward)	(Depreciation)**	Earnings	Deferrals***
Pennsylvania Mutual Fund	$5,946,974	$47,455,859	$549,509,463	$602,912,296	$5,378,809
Royce Micro-Cap Fund	6,031,081	15,026,143	106,098,606	127,155,830	7,317,891
Royce Premier Fund	–	53,603,893	1,249,095,087	1,302,698,980	18,695,012
The Royce Funds 2007 Annual Report to Shareholders | 121

Notes to Financial Statements (continued)

Tax Information (continued):
		Undistributed
		Long-Term	Net Unrealized	Total	Post-October
	Undistributed	Capital Gains or	Appreciation	Distributable	Loss
	Ordinary Income	(Capital Loss Carryforward)	(Depreciation)**	Earnings	Deferrals***
Royce Low-Priced Stock Fund	$–	$69,909,902	$551,997,550	$621,907,452	$53,019,030
Royce Total Return Fund	30,268,375	1,826,634	1,265,168,684	1,297,263,693	689,333
Royce Heritage Fund	314,858	2,365,597	5,230,386	7,910,841	37,292
Royce Opportunity Fund	6,997,473	54,564,915	(49,578,058)	11,984,330	25,468
Royce Special Equity Fund	1,738,654	22,306,087	113,288,518	137,333,259	–
Royce Value Fund	–	–	(6,486,641)	(6,486,641)	7,589,116
Royce Value Plus Fund	14,450,551	27,923,315	(50,401,520)	(8,027,654)	31,409,554
Royce Technology Value Fund	1,239	88	(1,550,266)	(1,548,939)	338,918
Royce 100 Fund	285,894	605,577	3,760,460	4,651,931	–
Royce Discovery Fund	70,853	113,496	(125,492)	58,857	572
Royce Financial Services Fund	25,776	43,588	195,564	264,928	–
Royce Dividend Value Fund	38,220	1,436	(20,214)	19,442	68,053
Royce European Smaller-Companies Fund	3,855	(13,687)*	(495,600)	(505,432)	506
Royce Global Value Fund	14,079	–	(449,789)	(435,710)	365,282
Royce SMid-Cap Value Fund	–	–	4,057	4,057	1,058

Royce Technology Value Fund utilized $1,624,314 capital loss carryforward in 2007.
*	Capital loss carryforward for Federal Tax purposes expires December 31, 2015.
**

Includes tax timing differences due to adjustments for tax including post-October loss deferrals, investments in Real Estate Investment Trusts and publicly traded partnerships and other distributions from investments.

***

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occuring on the first day of the following year.

    For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2007, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, redemptions used as distributions, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Pennsylvania Mutual Fund	$2,852,003	$(2,851,901)	$(102)
Royce Micro-Cap Fund	13,524,118	(22,324,118)	8,800,000
Royce Premier Fund	2,474,124	(40,674,124)	38,200,000
Royce Low-Priced Stock Fund	51,773,421	(96,973,421)	45,200,000
Royce Total Return Fund	17,902,100	(39,326,469)	21,424,369
Royce Heritage Fund	247,289	(247,256)	(33)
Royce Opportunity Fund	3,854,731	(31,254,731)	27,400,000
Royce Special Equity Fund	–	(8,900,000)	8,900,000
Royce Value Fund	570,253	(1,075,382)	505,129
Royce Value Plus Fund	2,037,050	(2,037,050)	–
Royce Technology Value Fund	172,667	(172,667)	–
Royce 100 Fund	35,625	(35,625)	–
Royce Discovery Fund	14,699	(14,699)	–
Royce Financial Services Fund	16,647	(16,951)	304
Royce Dividend Value Fund	(1,089)	1,089	–
Royce European Smaller-Companies Fund	(7,228)	7,228	–
Royce Global Value Fund	(13,810)	13,810	–
Royce SMid-Cap Value Fund	264	47	(311)

122 | The Royce Funds 2007 Annual Report to Shareholders

Transactions in Affiliated Companies:
    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2007.
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	12/31/07	12/31/07
Pennsylvania Mutual Fund
Barrett Business Services	384,189	$8,997,706	$6,287,932	$496,432	$4,901	$169,915	628,301	$11,315,701
CRA International	4,200	220,080	27,598,076	1,114,978	7,943	–	550,350	26,202,163
Carmike Cinemas	76,100	1,551,679	5,104,695	615,506	(178,004)	160,195	692,100	5,024,646
Cutter & Buck*	1,053,100	11,341,887	–	10,838,138	3,965,054	73,717
Hi-Tech Pharmacal	768,753	9,355,724	1,081,372	2,573,342	(628,778)	–	679,553	6,598,460
LECG Corporation*	1,123,200	20,756,736	5,290,686	5,904,166	(1,156,617)	–
Nutraceutical International	853,810	13,071,831	–	578,907	(128,207)	–	824,810	10,928,733
Pervasive Software	1,922,600	6,940,586	–	2,138,566	(371,989)	–	1,511,500	6,091,345
Richardson Electronics*	564,662	5,144,071	2,671,048	2,091,318	(525,481)	117,710
Rimage Corporation	418,103	10,870,678	4,682,193	1,295,729	39,096	–	562,903	14,607,333
SM&A	1,819,900	10,555,420	–	7,269,147	(1,738,384)	–	1,001,047	5,836,104
Semitool*	1,710,367	22,764,985	–	5,790,636	(680,702)	–
Stanley Furniture	780,324	16,737,950	130,535	464,116	(104,240)	311,160	764,924	9,179,088
U.S. Physical Therapy	1,007,575	12,342,794	–	1,223,703	(200,083)	–	933,575	13,415,473
Universal Stainless & Alloy Products	53,300	1,784,484	16,242,049	2,321,744	1,060,587	–	372,743	13,258,469
Weyco Group	590,500	14,673,925	–	–	–	248,010	590,500	16,238,750
Zapata Corporation	1,009,600	7,067,200	–	–	–	–	1,009,600	7,390,272
		174,177,736			(634,904)	1,080,707		146,086,537
Royce Micro-Cap Fund
Inforte Corporation*	670,200	2,506,548	–	3,448,639	(1,163,257)	–
Key Technology*	286,143	4,289,284	–	853,497	1,050,907	–
LaCrosse Footwear	277,792	3,686,300	2,061,328	395,768	(1,591)	46,514	371,202	6,510,883
Orchid Cellmark*	1,572,322	4,874,198	232,750	2,211,695	(414,403)	–
PLATO Learning	749,925	4,057,094	3,899,100	6,602,118	(2,822,496)	–	1,230,000	4,883,100
Willdan Group	242,700	2,427,000	1,436,673	–	–	–	424,900	2,923,312
		21,840,424			(3,350,840)	46,514		14,317,295
Royce Premier Fund
Arkansas Best	1,914,302	68,914,872	6,868,245	1,491,395	(67,988)	1,218,286	2,056,902	45,128,430
Cabot Microelectronics	1,805,800	61,288,852	–	749,428	106,684	–	1,780,800	63,948,528
Cognex Corporation	2,824,117	67,270,467	855,962	–	–	972,159	2,862,717	57,683,748
Dionex Corporation	1,170,500	66,379,055	–	–	–	–	1,170,500	96,987,630
EGL*	2,393,600	71,281,408	–	40,395,965	50,830,758	–
Fossil*	2,955,500	66,735,190	19,807,637	19,446,395	11,926,692	–
Knight Capital Group Cl. A*	4,829,700	92,585,349	5,043,755	11,626,383	(2,487,120)	–
Lincoln Electric Holdings	2,769,597	167,339,051	–	–	–	2,520,333	2,769,597	197,139,914
MKS Instruments	–	–	70,496,348	–	–	–	2,941,910	56,308,157
Metal Management	–	–	85,060,911	–	–	117,750	1,570,000	71,482,100
Nu Skin Enterprises Cl. A	4,086,500	74,496,895	–	–	–	1,716,330	4,086,500	67,141,195
Pan American Silver*	4,525,900	113,916,903	5,071,864	23,600,902	9,586,984	–
Ritchie Bros. Auctioneers	1,776,200	95,097,748	–	–	–	1,358,793	1,776,200	146,891,740
Sanderson Farms	–	–	39,187,599	–	–	–	1,191,800	40,259,004
Schnitzer Steel Industries Cl. A	1,591,300	63,174,610	–	677,976	597,442	107,868	1,571,300	108,623,969
Silver Standard Resources	2,851,900	87,667,406	37,565,285	11,035,848	2,446,150	–	3,563,600	130,178,308
Simpson Manufacturing	3,755,400	118,858,410	1,471,705	14,296,220	(2,235,632)	1,321,052	3,435,400	91,347,286
Thor Industries	2,973,700	130,813,063	14,146,933	1,792,105	389,216	7,041,290	3,310,500	125,832,105
Trican Well Service	5,644,000	98,345,907	10,971,024	–	–	502,031	6,219,000	121,172,673
Unit Corporation	2,588,500	125,412,825	6,667,908	–	–	–	2,733,500	126,424,375
Viasys Healthcare*	1,656,900	46,094,958	–	34,264,320	36,684,994	–
Winnebago Industries	2,125,600	69,953,496	–	4,816,713	294,617	866,096	1,968,400	41,375,768
Woodward Governor	1,921,812	76,315,155	–	–	–	845,597	1,921,812	130,587,125
		1,761,941,620			108,072,797	18,587,585		1,718,512,055
Royce Low-Priced Stock Fund
Alamos Gold	4,054,200	33,583,649	10,528,376	–	–	–	5,743,700	32,182,644
Arctic Cat	1,298,360	22,838,152	–	–	–	363,541	1,298,360	15,502,418
Bruker BioSciences*	5,353,757	40,206,715	–	10,635,832	7,342,813	–
Cache	1,052,800	26,572,672	3,589,876	2,997,717	492,799	–	1,106,800	10,337,512

The Royce Funds 2007 Annual Report to Shareholders | 123

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	12/31/07	12/31/07
Royce Low-Priced Stock Fund (continued)
Caliper Life Sciences	1,865,100	$10,668,372	$3,058,109	$–	$–	$–	2,431,229	$13,444,696
Casual Male Retail Group	–	–	24,444,683	–	–	–	2,245,900	11,633,762
CEVA	1,306,800	8,454,996	–	261,095	(46,829)	–	1,281,800	15,599,506
Cell Genesys*	3,180,600	10,782,234	–	14,900,592	(10,282,305)	–
Cross Country Healthcare	1,085,100	23,676,882	16,014,478	769,986	336,551	–	1,993,800	28,391,712
CryptoLogic	630,675	14,631,660	4,221,263	1,841,199	561,521	240,291	735,975	12,916,361
DivX	–	–	32,466,793	–	–	–	2,187,507	30,625,098
eFunds Corporation*	3,021,700	83,096,750	–	39,306,418	66,214,002	–
eResearch Technology	3,504,500	23,585,285	–	9,932,938	(1,862,445)	–	2,754,500	32,558,190
Fronteer Development Group	–	–	48,062,940	–	–	–	4,305,600	42,840,720
Gammon Gold*	2,938,000	47,860,020	36,089,958	13,678,856	(1,782,851)	–
Harris Steel Group*	2,052,600	76,548,964	–	37,512,689	42,816,125	–
Hecla Mining*	6,088,000	46,634,080	–	12,191,682	8,496,517	–
Helen of Troy	1,443,796	35,026,491	2,781,103	1,035,138	187,685	–	1,543,796	26,460,663
Hooper Holmes	3,003,600	9,941,916	4,086,121	–	–	–	4,720,300	8,118,916
Houston Wire & Cable	600,000	12,540,000	28,298,175	12,303,780	1,796,370	185,333	1,291,200	18,257,568
iPass	3,389,100	19,927,908	551,268	–	–	–	3,526,917	14,319,283
Jones Soda	–	–	20,403,337	–	–	–	1,863,600	13,865,184
KVH Industries	1,150,200	12,203,622	–	–	–	–	1,150,200	9,270,612
Korn/Ferry International	1,201,600	27,588,736	29,102,671	–	–	–	2,698,663	50,788,838
Lexicon Pharmaceuticals	4,962,300	17,913,903	228,483	–	–	–	5,027,300	15,232,719
Metal Management	2,307,300	87,331,305	–	19,261,987	20,203,487	574,905	1,512,500	68,864,125
NYMAGIC	361,500	13,230,900	4,540,028	–	–	131,672	561,400	12,985,182
Natuzzi ADR	3,015,400	25,661,054	–	–	–	–	3,015,400	14,172,380
NetList	–	–	4,795,496	–	–	–	1,620,100	3,564,220
Northern Orion Resources*	8,181,600	29,944,656	–	17,299,336	19,925,835	–
Nu Skin Enterprises Cl. A	3,342,900	60,941,067	–	–	–	1,404,018	3,342,900	54,923,847
Olympic Steel	720,200	16,010,046	2,885,777	–	–	110,068	835,700	26,500,047
Omega Protein	2,001,100	15,468,503	–	5,314,251	(85,204)	–	1,376,200	12,784,898
PC-Tel	1,358,600	12,702,910	5,219,336	–	–	–	2,007,900	13,774,194
Palm Harbor Homes	1,498,300	21,006,166	–	1,980,863	(382,403)	–	1,398,300	14,752,065
PLATO Learning*	1,336,312	7,229,448	3,779,622	13,544,444	(6,663,826)	–
Possis Medical	1,134,000	15,286,320	297,953	–	–	–	1,163,800	16,968,204
Silvercorp Metals*	2,285,900	33,617,618	5,150,765	6,895,035	5,028,038	317,527
Steel Technologies*	912,200	16,009,110	–	17,497,774	9,656,597	84,330
TTM Technologies	2,049,935	23,225,764	2,025,327	–	–	–	2,250,035	26,235,408
Tesco Corporation	2,615,200	46,210,584	5,575,105	8,470,711	4,145,669	–	2,350,505	67,388,978
Total Energy Services Trust	1,616,700	16,553,100	3,390,182	–	–	1,547,842	1,966,700	10,740,679
TrueBlue	1,626,800	29,819,244	27,175,501	906,430	221,073	–	2,919,100	42,268,568
VIVUS	3,138,500	11,361,370	–	1,014,829	(1,733)	–	2,938,500	15,221,430
Zila	–	–	3,448,424	–	–	–	3,518,800	3,413,236
		1,085,892,172			166,317,486	4,959,527		806,903,863
Royce Total Return Fund
Bancorp Rhode Island	260,600	11,270,950	–	–	–	158,966	260,600	8,896,884
Bel Fuse Cl. B*	596,817	20,763,263	1,902,398	6,906,326	471,215	117,659
Carmike Cinemas*	642,100	13,092,419	–	18,338,248	(13,233,553)	337,103
Chase Corporation	320,183	8,148,657	1,859,636	–	–	189,869	759,474	19,176,719
Chemed Corporation*	616,200	22,787,076	1,386,785	9,828,512	5,973,144	124,302
Delta Apparel*	617,395	10,551,281	387,604	6,969,709	(2,019,180)	88,649
Fauquier Bankshares*	278,700	6,967,500	1,060,638	7,211,608	(1,422,808)	247,794
Government Properties Trust*	1,142,000	12,105,200	–	9,977,198	2,409,362	36,687
HopFed Bancorp*	145,500	2,313,450	1,276,051	1,613,960	(130,030)	95,152
Mueller (Paul) Company	116,700	4,492,950	–	–	–	280,080	116,700	5,659,950
North Pittsburgh Systems*	1,045,649	25,241,967	6,280,347	16,347,805	46,683	672,862
Preformed Line Products*	276,385	9,742,571	1,726	1,416,536	2,014,044	177,928
Quixote Corporation	461,900	9,085,573	–	–	–	180,141	461,900	8,771,481
Stanley Furniture*	601,008	12,891,622	1,674,993	5,814,231	(1,721,984)	222,453
Starrett (L.S.) Company Cl. A	518,800	8,430,500	–	–	–	259,400	518,800	8,772,908
124 | The Royce Funds 2007 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	12/31/07	12/31/07
Royce Total Return Fund (continued
Timberland Bancorp*	157,600	$5,848,536	$2,838,830	$6,748,251	$(1,009,935)	$172,896
		183,733,515			(8,623,042)	3,361,941		$51,277,942
Royce Opportunity Fund
Aceto Corporation*	1,117,450	9,654,768	919,672	1,640,671	(223,633)	226,120
Allion Healthcare	963,000	6,895,080	719,700	1,307,517	(236,353)	–	913,134	5,013,106
Applied Signal Technology	257,432	3,619,494	6,727,134	125,790	10,082	251,769	703,760	9,557,061
Bakers Footwear Group*	419,666	3,793,781	453,247	4,908,744	(3,807,722)	–
Bell Industries	468,100	1,778,780	–	–	–	–	468,100	416,609
Bottomline Technologies	1,066,701	12,213,726	4,138,547	286,134	227	–	1,398,414	19,577,796
CPI Aerostructures	305,100	2,190,618	–	–	–	–	305,100	2,654,370
California Micro Devices	1,222,600	5,354,988	708,627	138,258	(22,625)	–	1,349,700	6,262,608
ClearOne Communications	710,344	3,082,893	–	33,638	18,829	–	701,944	3,860,692
Computer Task Group*	1,099,500	5,222,625	–	3,131,545	515,424	–
Comstock Homebuilding Cl. A	617,730	3,551,948	1,687,425	1,366,595	(831,067)	–	1,165,011	768,907
Cost Plus*	570,800	5,879,240	3,595,710	3,600,368	(918,177)	–
Digirad Corporation	997,122	4,108,143	122,102	–	–	–	1,025,122	3,731,444
Electroglas	1,353,827	3,371,029	129,502	78,943	(32,016)	–	1,417,927	2,382,117
Evans & Sutherland Computer	670,825	2,837,590	167,412	202,408	(138,813)	–	763,225	954,031
Galaxy Nutritional Foods*	934,100	485,732	86,448	2,367,255	(2,045,016)	–
Hawk Corporation Cl. A*	455,800	5,455,926	318,316	875,074	843,763	–
Interlink Electronics	790,775	2,372,325	28,235	39,870	(17,525)	–	787,275	1,338,368
Interphase Corporation	392,400	3,252,996	–	–	–	–	392,400	4,049,568
LeCroy Corporation	648,600	7,465,386	1,033,854	458,136	(158,575)	–	721,900	6,937,459
Majesco Entertainment*	1,483,786	1,973,435	33,885	149,775	863	–
Merix Corporation	887,300	8,243,017	2,482,212	–	–	–	1,232,200	5,729,730
Nanometrics	880,900	6,967,919	1,893,539	1,472,104	(305,940)	–	1,008,800	9,946,768
Network Equipment Technologies*	1,708,600	9,944,052	1,087,577	6,583,110	2,516,684	–
Printronix	356,981	4,426,564	36,415	–	–	107,594	359,481	5,697,774
REX Stores	524,400	9,302,856	1,264,471	–	–	–	596,800	9,411,536
Rubio’s Restaurants	632,700	6,232,095	207,109	261,637	37,782	–	625,000	5,156,250
SCM Microsystems	872,820	2,749,383	71,598	–	–	–	894,420	2,987,363
Sigmatron International	276,900	2,547,480	211,471	–	–	–	300,200	2,248,498
TRC Companies	1,044,900	9,017,487	2,316,208	139,200	430	–	1,272,732	10,181,856
Tollgrade Communications	624,634	6,602,381	2,543,414	335,724	(6,031)	–	830,661	6,661,901
Trex Company	234,900	5,376,861	13,170,392	2,923,724	(1,475,851)	–	809,000	6,884,590
Versant Corporation*	180,850	2,463,177	–	700,984	3,028,972	–
White Electronic Designs	1,225,290	6,665,578	577,593	259,265	(71,226)	–	1,278,890	5,934,050
		175,099,353			(3,317,514)	585,483		138,344,452
Royce Special Equity Fund
Frisch’s Restaurants	277,000	8,143,800	–	–	–	124,650	277,000	6,481,800
Graham Corporation*	248,400	3,266,460	121,831	4,693,317	5,208,307	14,590
Hawkins	547,500	7,829,250	–	–	–	251,850	547,500	8,212,500
Koss Corporation	171,500	4,006,240	463,671	–	–	291,452	195,000	3,490,500
Lawson Products	450,000	20,650,500	–	–	–	360,000	450,000	17,064,000
Met-Pro Corporation*	718,700	10,665,508	–	5,196,576	3,969,928	112,742
Mity Enterprises*	201,500	3,606,850	–	2,569,723	1,762,527	–
National Dentex*	292,500	5,118,750	–	4,605,476	234,827	–
National Presto Industries	529,900	31,725,113	–	2,041,980	986,493	1,835,780	483,100	25,440,046
		95,012,471			12,162,082	2,991,064		60,688,846
Royce Value Plus Fund
A.C. Moore Arts & Crafts	614,600	13,318,382	22,871,390	4,695,919	(505,024)	–	1,603,100	22,042,625
Anika Therapeutics	968,395	12,850,602	1,154,454	–	–	–	1,042,395	15,135,575
Answers Corporation	575,010	7,699,384	–	–	–	–	575,010	3,910,068
Bancorp (The)	402,900	11,925,840	7,384,029	–	–	–	696,300	9,372,198
Casual Male Retail Group	–	–	33,130,490	–	–	–	2,931,600	15,185,688
Celadon Group	–	–	34,196,768	–	–	–	2,136,200	19,567,592
Cerus Corporation	–	–	17,736,165	–	–	–	2,634,500	17,150,595

The Royce Funds 2007 Annual Report to Shareholders | 125

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	12/31/07	12/31/07
Royce Value Plus Fund (continued)
Christopher & Banks	874,800	$16,323,768	$23,074,813	$3,348,164	$(346,991)	$432,504	2,000,300	$22,903,435
Cosi	–	–	23,233,844	–	–	–	3,997,600	8,954,624
Cypress Bioscience	700,300	5,427,325	18,016,333	–	–	–	2,234,200	24,643,226
DivX	–	–	26,074,277	–	–	–	1,786,300	25,008,200
Dyax Corporation	1,975,000	5,984,250	7,191,366	–	–	–	3,748,060	13,717,900
Enterprise Financial Services	348,500	11,354,130	7,300,394	–	–	118,330	624,800	14,876,488
Entrust	3,504,600	14,964,642	2,526,261	–	–	–	4,575,434	8,830,588
FARO Technologies*	818,100	19,667,124	5,078,962	7,325,574	3,521,453	–
HealthTronics	1,427,300	9,505,818	8,364,810	–	–	–	3,158,000	14,495,220
Houston Wire & Cable	–	–	45,243,257	26,839,105	(5,620,473)	151,613	992,000	14,026,880
Mercury Computer Systems	1,159,300	15,488,248	6,279,145	694,733	88,803	–	1,576,049	25,390,149
Novatel*	–	–	27,036,215	27,036,215	7,629,235	–
NUCRYST Pharmaceuticals*	953,300	4,528,175	787,270	9,458,585	(4,565,102)	–
Optium Corporation	–	–	22,039,437	–	–	–	2,111,800	16,640,984
Packeteer	994,500	13,525,200	12,478,884	2,030,155	365,252	–	2,259,400	13,917,904
PeopleSupport	–	–	23,961,779	–	–	–	1,900,900	26,004,312
Pharmanet Development Group*	830,400	18,326,928	8,125,845	7,723,374	2,037,776	–
RADVision	756,300	15,186,504	12,692,322	–	–	–	1,512,500	16,713,125
Shamir Optical Industry	472,200	4,013,700	4,438,428	–	–	132,424	899,900	8,999,000
Sonic Solutions	–	–	19,921,494	–	–	–	1,711,900	17,786,641
Spartan Motors	–	–	39,018,744	–	–	164,608	3,075,729	23,498,570
SpectraLink Corporation*	912,800	7,850,080	4,034,775	12,496,028	3,537,073	–
Supertex	–	–	40,304,627	4,157,023	(188,851)	–	1,045,600	32,716,824
Symyx Technologies	–	–	34,355,191	–	–	–	3,336,477	25,624,143
3D Systems*	–	–	21,400,578	13,107,757	243,994	–
Vital Images	–	–	26,067,252	–	–	–	1,379,200	24,922,144
		207,940,100			6,197,145	999,479		482,034,698

*Not an Affiliated Company at December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce SMid-Cap Value Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce SMid-Cap Value Fund (constituting The Royce Fund, hereafter referred to as the “Trust”) at December 31, 2007, the changes in each of their net assets, the results of each of their operations and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2008

126 | The Royce Funds 2007 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire six-month period ended December 31, 2007. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2007 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/07	12/31/07	Period(1)	7/1/07	12/31/07	Period(1)	Ratio(2)
Investment Class
Pennsylvania Mutual Fund	$1,000.00	$933.90	$4.34	$1,000.00	$1,020.69	$4.53	0.89%
Royce Micro-Cap Fund	1,000.00	972.10	7.36	1,000.00	1,017.77	7.53	1.48%
Royce Premier Fund	1,000.00	984.08	5.55	1,000.00	1,019.61	5.65	1.11%
Royce Low-Priced Stock Fund	1,000.00	931.78	6.04	1,000.00	1,018.94	6.31	1.24%
Royce Total Return Fund	1,000.00	940.23	5.33	1,000.00	1,019.72	5.55	1.09%
Royce Heritage Fund(3)	1,000.00	941.88	6.07	1,000.00	1,018.95	6.31	1.24%
Royce Opportunity Fund	1,000.00	869.36	5.18	1,000.00	1,019.64	5.60	1.10%
Royce Special Equity Fund	1,000.00	941.44	5.38	1,000.00	1,019.64	5.60	1.10%
Royce Value Fund	1,000.00	913.65	5.98	1,000.00	1,018.95	6.31	1.24%
Royce Value Plus Fund	1,000.00	915.90	5.99	1,000.00	1,018.93	6.31	1.24%
Royce 100 Fund	1,000.00	975.13	6.17	1,000.00	1,018.96	6.31	1.24%
Royce Dividend Value Fund	1,000.00	982.90	6.20	1,000.00	1,018.95	6.31	1.24%
Service Class
Pennsylvania Mutual Fund	1,000.00	933.33	5.46	1,000.00	1,019.54	5.70	1.12%
Royce Micro-Cap Fund	1,000.00	971.18	8.25	1,000.00	1,016.83	8.44	1.66%
Royce Premier Fund	1,000.00	983.39	6.45	1,000.00	1,018.69	6.56	1.29%
Royce Low-Priced Stock Fund	1,000.00	930.32	7.25	1,000.00	1,017.68	7.58	1.49%
Royce Total Return Fund	1,000.00	939.71	6.31	1,000.00	1,018.69	6.56	1.29%
Royce Heritage Fund(3)	1,000.00	941.19	6.17	1,000.00	1,018.85	6.41	1.26%
Royce Opportunity Fund	1,000.00	868.71	6.08	1,000.00	1,018.70	6.56	1.29%
Royce Special Equity Fund	1,000.00	940.48	6.60	1,000.00	1,018.39	6.87	1.35%
Royce Value Fund	1,000.00	913.80	6.61	1,000.00	1,018.28	6.97	1.37%
Royce Value Plus Fund	1,000.00	915.43	6.52	1,000.00	1,018.42	6.87	1.35%
Royce Technology Value Fund	1,000.00	917.67	8.17	1,000.00	1,016.69	8.59	1.69%
Royce 100 Fund	1,000.00	975.01	6.62	1,000.00	1,018.53	6.77	1.33%
Royce Discovery Fund	1,000.00	916.28	7.20	1,000.00	1,017.69	7.58	1.49%
Royce Financial Services Fund	1,000.00	938.79	7.28	1,000.00	1,017.69	7.58	1.49%
Royce Dividend Value Fund	1,000.00	935.99	7.27	1,000.00	1,017.71	7.58	1.49%

The Royce Funds 2007 Annual Report to Shareholders | 127

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/07	12/31/07	Period(1)	7/1/07	12/31/07	Period(1)	Ratio(2)
Service Class (continued)
Royce European
Smaller-Companies Fund	$1,000.00	$ 919.70	$ 8.18	$1,000.00	$1,016.71	$ 8.59	1.69%
Royce Global Value Fund	1,000.00	986.85	8.46	1,000.00	1,016.69	8.59	1.69%
Royce SMid-Cap Value Fund	1,000.00	1,001.58	7.52	1,000.00	1,017.69	7.58	1.49%
Consultant Class
Pennsylvania Mutual Fund	1,000.00	929.39	9.19	1,000.00	1,015.66	9.60	1.89%
Royce Micro-Cap Fund	1,000.00	967.03	12.25	1,000.00	1,012.77	12.53	2.47%
Royce Premier Fund	1,000.00	979.15	10.48	1,000.00	1,014.60	10.66	2.10%
Royce Total Return Fund	1,000.00	935.75	10.20	1,000.00	1,014.65	10.61	2.09%
Royce Heritage Fund(3)	1,000.00	936.11	12.15	1,000.00	1,012.64	12.63	2.49%
Royce Opportunity Fund	1,000.00	863.52	11.60	1,000.00	1,012.74	12.53	2.47%
Royce Special Equity Fund	1,000.00	936.55	10.69	1,000.00	1,014.19	11.12	2.19%
Royce Value Fund	1,000.00	908.91	10.73	1,000.00	1,013.96	11.32	2.23%
Royce Value Plus Fund	1,000.00	912.28	10.22	1,000.00	1,014.52	10.76	2.12%
Institutional Class
Royce Premier Fund	1,000.00	984.60	5.00	1,000.00	1,020.17	5.09	1.00%
Royce Low-Priced Stock Fund	1,000.00	931.43	6.09	1,000.00	1,018.93	6.36	1.25%
Royce Total Return Fund	1,000.00	940.55	4.89	1,000.00	1,020.16	5.09	1.00%
Royce Opportunity Fund	1,000.00	870.27	4.81	1,000.00	1,020.07	5.19	1.02%
Royce Special Equity Fund	1,000.00	941.67	5.09	1,000.00	1,019.99	5.30	1.04%
Royce Value Fund	1,000.00	914.89	4.97	1,000.00	1,019.99	5.24	1.03%
Royce Value Plus Fund	1,000.00	917.32	5.03	1,000.00	1,019.94	5.30	1.04%
W Class
Royce Premier Fund	1,000.00	984.09	5.35	1,000.00	1,019.82	5.45	1.07%
Royce Total Return Fund	1,000.00	941.24	5.28	1,000.00	1,019.77	5.50	1.08%
R Class
Pennsylvania Mutual Fund	1,000.00	930.14	8.47	1,000.00	1,016.41	8.84	1.74%
Royce Premier Fund	1,000.00	981.03	8.69	1,000.00	1,016.42	8.84	1.74%
Royce Low-Priced Stock Fund	1,000.00	929.32	8.46	1,000.00	1,016.46	8.84	1.74%
Royce Total Return Fund	1,000.00	937.25	8.50	1,000.00	1,016.41	8.84	1.74%
Royce Opportunity Fund	1,000.00	866.64	8.19	1,000.00	1,016.43	8.84	1.74%
Royce Value Fund	1,000.00	986.08	8.71	1,000.00	1,016.42	8.84	1.74%
Royce Value Plus Fund	1,000.00	959.53	8.59	1,000.00	1,016.45	8.84	1.74%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

128 | The Royce Funds 2007 Annual Report to Shareholders

Federal Tax Information

     In January 2008, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2007.

2007 Supplemental Tax Information:
				Long-Term Capital
		% U.S. Govt	% Income Qualifying	Gain Distribution or
Fund	% QDI	Income	for DRD	Maximum Allowable (000’s)
Pennsylvania Mutual Fund	33.28%	N/A	33.07%	$293,944
Royce Micro-Cap Fund	16.32%	N/A	13.24%	112,928
Royce Premier Fund	34.78%	N/A	19.87%	518,907
Royce Low-Priced Stock Fund	22.45%	N/A	17.91%	548,439
Royce Total Return Fund	99.85%	2.25%	93.23%	373,186
Royce Heritage Fund	11.71%	N/A	15.85%	7,510
Royce Opportunity Fund	52.40%	N/A	52.21%	294,907
Royce Special Equity Fund	100.00%	N/A	100.00%	68,831
Royce Value Fund	15.96%	N/A	16.33%	31,547
Royce Value Plus Fund	9.79%	N/A	7.26%	54,601
Royce Technology Value Fund	1.48%	N/A	1.48%	624
Royce 100 Fund	29.77%	N/A	30.04%	2,060
Royce Discovery Fund	75.53%	N/A	100.00%	288
Royce Financial Services Fund	60.30%	N/A	56.98%	81
Royce Dividend Value Fund	40.24%	N/A	46.29%	638
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Global Value Fund	20.37%	N/A	6.09%	N/A
Royce SMid-Cap Value Fund	11.77%	N/A	16.33%	N/A

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.

 % U.S. Govt Income: % of investment income paid from U.S. Government obligations.

% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

The Royce Funds 2007 Annual Report to Shareholders | 129

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 53 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee
Age: 76 | Number of Funds Overseen: 27 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 69 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 73 | Number of Funds Overseen: 27 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 62 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 56 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 48 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

130 | The Royce Funds 2007 Annual Report To Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI Europe Small Cap Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Cap Index represents the small-cap segment in the world’s developed equity markets. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
      The Funds invest primarily in securities of micro-, small- and/or mid-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). All Royce Funds, other than Royce Opportunity and Special Equity Funds, may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in

International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This review and report use words such as “anticipates,” “believes,” “expects,” “future, ” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
      The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce The Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 131

Notes to Performance and Other Important Information (continued)

Shareholders Meeting Results

Royce Value Fund, Royce 100 Fund, Royce Dividend Value Fund
 At a Special Meeting of Shareholders held on September 6, 2007, the Funds’ shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.
Royce Value Fund	35,097,616	1,040,038	886,824

Royce 100 Fund	2,177,648	50,491	49,743

Royce Dividend Value Fund	610,852	1,260	5,162

Pennsylvania Mutual Fund, Royce Premier Fund, Royce Total Return Fund
At a Special Meeting of Shareholders originally scheduled to be held on September 6, 2007, and adjourned to October 4, 2007, the Funds’ shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.
Pennsylvania Mutual Fund	171,772,339	16,894,702	7,253,016

Royce Premier Fund	108,795,072	7,308,209	13,336,231

Royce Total Return Fund	178,541,566	18,765,662	19,721,378

To approve the elimination of the fundamental investment restriction that prohibits investment in the securities of other investment companies.
Royce Premier Fund	107,656,668	8,398,441	13,384,404

Royce Total Return Fund	187,651,760	9,443,046	19,933,800

To approve the elimination of the fundamental investment restriction that prohibits investment in restricted securities.
Pennsylvania Mutual Fund	168,341,179	19,688,852	7,890,027

Royce Premier Fund	106,182,642	9,429,167	13,827,704

To approve the amendment of the fundamental investment restriction that prohibits “ownership” of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the “acquisition” of more than 10% of the outstanding voting securities of any one issuer.
Pennsylvania Mutual Fund	171,119,862	16,538,832	8,261,363

To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.
Pennsylvania Mutual Fund	176,669,008	11,096,269	8,154,781

Royce Value Plus Fund
At a Special Meeting of Shareholders originally scheduled to be held on September 6, 2007, and adjourned to October 24, 2007, the Funds’ shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.
Royce Value Plus Fund	79,755,423	3,578,261	3,428,122

Royce Low-Priced Stock Fund
At a Special Meeting of Shareholders originally scheduled to be held on September 6, 2007, and adjourned to November 5, 2007, the Funds’ shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.
Royce Low-Priced Stock Fund	108,956,412	23,047,186	7,654,617

To approve the elimination of the fundamental investment restriction that prohibits investment in the securities of other investment companies.
Royce Low-Priced Stock Fund	124,581,190	7,427,619	7,649,407

To approve the elimination of the fundamental investment restriction that prohibits investment in restricted securities.
Royce Low-Priced Stock Fund	106,401,477	25,087,762	8,168,976

132 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Postscript: Survival of the Fittest? It’s Not All Relative.

At the heart of every reality show—certainly every successful one—lies a competition. Often, the contest pits people against each other in a situation in which no contestant has any expertise, sometimes partnering them, as on Dancing With The Stars, with someone who does. On Survivor, of course, the formula relies on something like a slightly stage-managed version of Lord of the Flies re-written for a grown-up, though not necessarily mature, cast of characters. The Apprentice has featured earnest young business professionals—and more recently celebrities—competing to impress

     We’re not immune to the temptations of seeing similarities to our work and the typical reality show. If anything, plunging stock prices have encouraged even more in-house comparisons to what we do and what goes on during a season of Survivor. As patient value investors who believe that we do some of our best work when stock prices are falling, we like that program’s emphasis on making it through adversity. There’s also less glitz and self-congratulation, which we also enjoy.

Donald Trump and in the process learn lessons about The American Way of Doing Business that apparently only Mr. Trump can impart.
     Regardless of the format, winning at any cost remains the goal, preferably with a generous dose of backstabbing, betrayal and tears along the path to victory. Having very good-looking participants doesn’t hurt, either, making it somewhat obvious that for many reality TV stars, the real goal is celebrity. A well-received stint on a reality series can mean the beginning (or the resumption) of a career

     Yet even in Survivor, there are plenty of elements that do not really fit with our work. For example, we have often made use of “time arbitrage,” in which we look for situations where a company’s declining stock price has been decoupled from its intrinsic value. This is important for us because we seek absolute value in the stocks that we buy, as well as in the performance that we hope to produce. There is no contest for us in these searches. In other words, we are not looking at companies that look good compared to their peers, or that devoted to endeavors that traffic in the more explicitly fictional fare of movies and traditional TV. (And if American Idol has taught us anything, it’s that being eliminated from the contest is no bar to future success. Even if one falls well short of the requisite 15-minute allotment, being famous is often one well-publicized, wildly off-key performance away.)

Our goal is strong absolute performance over full market cycles and other long-term periods. ‘Winning’ the performance ‘battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.

possess financial characteristics that are bigger/better/faster etc. than others in a similar business. Potential portfolio selections must survive on their own merits.
     The same ethos governs our performance standards. We certainly have no qualms about any of The Royce Funds outperforming either their respective benchmark

     Of course, there’s nothing new about people willing to publicly embarrass themselves for fun and profit of one sort or another. That element is not what we find interesting in the ongoing popularity of reality TV. What’s intriguing to us is how readily mutual fund management lends itself to reality-TV analogies. Mutual fund performance is often discussed in a similar, short-term, winner-take-all context. The emphasis in many accounts of successful portfolio performance—whether a fund’s own or in the media—sits squarely on the idea of winners and losers, occasionally over a time period no longer than a season’s worth of 22 first-run episodes. ‘Victorious’ portfolio managers are often themselves treated as quasi-celebrities in fawning magazine or television profiles.

index or their similarly managed peers. However, our goal is strong absolute performance over full market cycles and other long-term periods. ‘Winning’ the performance ‘battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.
     Still, we’re all really excited about the return of American Gladiators.

This page is not part of the 2007 Annual Report to Shareholders

Wealth Of Experience
With approximately $30 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and seven traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $123 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Prospectus Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Shareholder Services	Broker/Dealer Services
(800) 841-1180	For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

Automated Telephone Services
(800) 78-ROYCE (787-6923)
www.roycefunds.com This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds		OE-REP-1207

Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2007

	Average Annual Total Returns
				Since Inception		Since Inception	Annual Operating
Fund	1-Year	1-Year Net[1]	5-Year	(Date)		Net[1]	Expenses

Royce Select Fund I	10.70%	8.79%	20.10%	17.64%	(11/18/98)	n.a.	2.18%

Royce Select Fund II	-5.53	-7.30	n.a.	7.97	(6/30/05)	7.21	2.99

Royce Global Select Fund	18.16	15.93	n.a.	22.45	(6/30/05)	21.56	2.40

Royce SMid-Cap Select Fund	n.a.	n.a.	n.a.	0.56	(9/28/07)	-1.45*	1.32

Russell 2000	-1.57	n.a.	16.25	n.a.		n.a.	n.a.

* Not Annualized.
[1] Net results for periods less than three years have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above and in the graphs and tables appearing on pages 10-17 does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Annual operating expenses for Royce Select Fund I, Royce Select Fund II, Royce Global Select and Royce SMid-Cap Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high-watermark total return in 2006 of 17.44% for Royce Select Fund I, 18.40% for Royce Select Fund II and 19.20% for Royce Global Select Fund and, in the case of Royce Select II, dividend expense relating to short selling. Royce SMid-Cap Select Fund’s annual operating expenses include estimated performance fees of 12.5% of an assumed pre-fee, high watermark, total return of 5% plus an estimate for dividend expense related to short selling. Actual management fees will depend on each Fund’s future returns. Royce has contractually agreed to absorb all other operating expenses of each Fund, other than dividend expenses relating to any short selling activity, or interest expense relating to borrowing by a Fund.

The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

Table of Contents

Annual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Annual Report to Shareholders	9

This page is not part of the 2007 Annual Report to Shareholders  |  1

For most of our portfolio managers,
the security selection process begins
with an examination of a company’s
balance sheet. As our analysis proceeds,
other important measures quickly
follow, such as a company’s
earnings history (particularly if the firm is
not posting positive earnings at the
time of our review) and its ability
to generate free cash flow. Additional
factors come into play as well, with
each of our portfolio managers and
analysts emphasizing different metrics
as they evaluate businesses. Of course,
regardless of where the emphasis on
particular metrics falls, our managers
are looking for indicators of strong
absolute value.

One company’s financial profile may
look terrific relative to its industry
peers or to other companies in
the stock market, but that does not
necessarily make it a compelling

Continued on page 4...	Letter to Our Shareholders

Are We Bear Yet?

When the subprime mortgage implosion first became headline news in July 2007, the event was treated in some quarters as the locomotive leading a potentially long train of financial calamities. Seemingly overnight, a rash of stories broke about imminent recession, possible inflation, recurrent stagflation, contracting credit, devalued currency and declining equities. We were somewhat nonplussed by the high anxiety, not out of any sense that the subprime mess was not serious, but more because our experience in the asset management business has seen us through a variety of markets (and economies) that tested our patience, commitment and discipline. It seemed clear that the subprime crisis was all too real even before the share prices of many financial companies began to tumble in the spring and summer months. However, the market as a whole did not follow suit in earnest until November, and the substantial small-cap market correction—that is, a fall-off for the Russell 2000 of 15% or more from a previous market high—had to wait until January 4, 2008 to become a reality. What we did see in the second half of 2007 was considerable volatility. During the third quarter, the Russell 2000 saw 24 out of 57 trading days in which it moved 2.0% or more intra-day, that is, 38% of the time; in the fourth quarter there were 28 out of 64 such trading days, or 44% of the time. Even as all signs pointed toward an end to the small-cap rally that began in October 2002, the second half of 2007 was more of a wildly volatile period, not a seriously bearish one.

2 | This page is not part of the 2007 Annual Report to Shareholders

Still, the idea that stocks were headed for a bear market was remarkably persistent in the second half of 2007. And although equity returns through the end of December remained well shy of the bear necessity—a decline of 20% or more from the market’s previous peak—the fatalism was more than understandable. As the market crept toward the end of the year, it seemed to be just a matter of time before reality caught up with the bearish perceptions. We were not surprised, therefore, by the 15% correction from the small-cap peak on 7/13/07 that occurred on January 4th and were not too panicked by the official arrival of the small-cap bear on January 17th. In fact, few of the concerns about the market or the economy look groundless to us, even if our collective stoicism leads us to exchange worry for more work on finding attractively valued smaller companies. Long ago we accepted that we are powerless over when or if a bear market comes. We can only resolve to maintain our discipline and keep scouring the small-cap market for potential opportunity.

Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

  In this context of pessimism, then, we find ourselves in the contrarian position of feeling fairly sanguine about the state of equities, particularly over the long term, and also confident—however guardedly—about the next three to five years. In that spirit, we would like to advance the idea that the worst of the market’s decline is behind us as of this writing. Our optimism about the next few years is based in part on the speed with which information moves. Because bad news travels so quickly, the effects hit stocks hard and fast. We believe that the market has thus worked through the bulk of the distress caused by subprime woes, the credit crunch and the prospect of recession. While we are always focused on downside risk, we are just as excited about promising long-term opportunities that we see in certain smaller stocks in the current market. We understand that no investor enjoys these periods in which so many companies seem to be struggling and returns are falling further into negative territory. At the same time, declines, corrections and even the occasional bear market are part of the price of doing business in the stock market, especially if one is in it for the long haul, as we are. And it is precisely at such risky moments that we seek opportunity as so many others are avoiding it. As the saying goes, “Pain is inevitable, but misery is optional.” We have always believed that uncovering opportunity in poor market conditions is one of the most effective ways to build strong absolute long-term performance.

Does Papa Bear Look Small?
The market leadership issue needs no reality check, being clear to all who take time to look. Large-cap stocks, as measured by the S&P 500, outperformed their small-cap counterparts,

This page is not part of the 2007 Annual Report to Shareholders | 3

’

value. Similarly, its stock price may be
attractively low when compared to
others in the same or a similar business
or to other stocks in the market
as a whole, but that alone will not make the stock a potential purchase candidate. In our security analysis
process, a company must stand or fall
on its own merits. We have always
believed that the best way to pick
stocks is to act as if we were buying a
business.

Another important metric in determining
a company’s absolute value is
capitalization rate, or cap rate. Most
commonly used in real estate asset
analysis, cap rate measures the ratio
between the cash flow an asset yields
and that asset’s purchase price. Our
managers calculate cap rate in a
couple of different ways: One looks at
a company’s EBIT (earnings before
interest and taxes) divided by the
business’s enterprise value; another
uses operating income (a close cousin
of EBIT) divided by the enterprise
value. In both cases, enterprise value
is derived by taking a company’s
current market value, subtracting
cash and adding in debt.

Continued on page 6...

Letter to Our Shareholders

as measured by the Russell 2000, for the calendar year. The large-cap index posted a gain of 5.5% versus a loss of 1.6% for the small-cap index in 2007. The S&P 500 built its lead with three consecutive quarters of relatively higher returns between the end of March and the end of December, including the difficult second half of 2007, during which the S&P 500 fell only 1.4% while the Russell 2000 lost 7.5%. Meanwhile, the Nasdaq Composite fared best of all three indices for the calendar year, gaining 9.9%, a noteworthy absolute and relative showing. However, the Nasdaq Composite also remained 47.5% shy of its March 2000 high as of 12/31/07, while the Russell 2000 and S&P 500 both finished 2007 ahead of their respective March 2000 highs. The Russell 2000 also held an edge over the S&P 500 for the five- and 10-year periods ended 12/31/07, while the large-cap index outperformed for the corresponding one- and three-year periods.
       That the U.S. economy is struggling, regardless of whether one uses the ’r-word’ to describe the struggle, helps to explain the recent relative strength of larger and more growth-oriented companies in the stock market. As volatility and economic uncertainty became more and more familiar features of the financial landscape, investors began to favor some combination of size, stability and the potential to grow quickly. In the beginning of 2006, before the current difficulties of the domestic economy, we called for a stint of large-cap leadership. At that time, our conviction was based on the less dramatic factors of cyclicality and reversion to the mean—it simply seemed to us that the small-cap rally would soon run its course and that large-cap would regain a market leadership role in an overall low-return environment for equities. As it happens, the subprime implosion was the catalyst for the reversion.
       We suspect that large-cap stocks will hang on to market leadership for a while. After a nearly five-year rally in which small-cap, especially small-cap value, dominated returns, this seems uncontroversial. However, we understand that for small-cap mutual fund investors, it may sound a bit odd for us to flatly assert that we don’t see our chosen asset class in the lead any time soon as we enter 2008. Investors can take some comfort in the following: Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

Polar Opposites

For anyone focused on the performance of the Russell 2000 Value index in 2007, it must have felt as if it was just a matter of time before the bear emerged from hibernation and

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grabbed hold of the market as a whole. Small-cap growth investors, on the other hand, may have reached a different conclusion about the state of the stock market. After a long period of outperforming its small-cap growth sibling—often dramatically—the small-cap value index fell behind in 2007. It was subtle at first, with the Russell 2000 Value index narrowly underperforming the Russell 2000 Growth index in the first quarter (+1.5% versus +2.5%), before falling further behind in the second (+2.3% versus +6.7%). Things grew stranger in the third quarter, when small-cap value fell 6.3% while small-cap growth eked out a marginal gain. (Historically, the Russell 2000 Value index has outperformed in most down market periods.) Finally, during the similarly volatile fourth quarter, the Russell 2000 Value index was down 7.3% versus a loss of 2.1% for the Russell 2000 Growth index, completing its clean quarterly sweep for the calendar year, while also notching another short-term outperformance in a period of falling share prices.
      When one adjusts one’s perspective to reach beyond 2007, the picture begins to make sense. Although small-cap stocks as a whole began an impressive rally following the small-cap market trough on 10/9/02, the roots of strong performance for the Russell 2000 Value index actually reach back to the Russell 2000’s peak on 3/9/00. Although most equity indices large and small suffered dramatic declines from their respective March 2000 peaks through 10/9/02, the Russell 2000 index managed a cumulative gain of 2.0% during the same period. Once the wider small-cap rally kicked off, the small-cap value index held its performance edge through the new small-cap high on 7/13/07 (see table).

      Our belief in cyclicality and reversion to the mean permeates the way that we view all market categories, so the Russell 2000 Value index’s underperformance in 2007 was hardly a shock, especially since we had seen a fair amount of promising opportunities in small-cap growth stocks in the years prior to 2007. Current anxieties seem to have led as many investors into growth stocks—ample liquidity and the potential for growth in a depressed economy are a seductive combination—as they have into large-cap stocks. However, the Russell 2000 Value index held on to its long-term advantage, beating the Russell 2000 Growth index for the 10-, 15-, 20- and 25-year periods ended 12/31/07.

INDEX PERFORMANCE IN POST-BUBBLE PERIOD
Cumulative Total Returns During Small-Cap Decline and
Subsequent Rally

	3/9/00–10/9/02	10/9/02–7/13/07

Russell 2000	-44.1%	177.1%

Russell 2000 Value	+2.0	183.9

Russell 2000 Growth	-68.4	169.7

S&P 500	-42.6	117.9

Nasdaq Composite	-77.9	143.0

This page is not part of the 2007 Annual Report to Shareholders | 5

Our use of operating income is based
on the belief that it is the purest way
of understanding normalized income.
It is similar to cash flow, but also
includes amortization and depreciation,
which is critical to us as long-term
investors. When calculating cap
rate, we have to decide how best to
compute operating income. It is closely
related to a firm’s earnings, which
helps to explain why cap rate for us
is synonymous with earnings yield.

When a company is posting positive
earnings or is in a traditionally cyclical
business, we look back historically
in an attempt to put together a pattern
of normalized operating income.
If a business is experiencing earnings
trouble, we look back in an effort to
project what its normalized operating
income may be over the next year.
The result of these efforts allows us
to come up with a figure that reflects
a longer-term measure than the operating
income line that is found on
a company’s income statement. This
in turn provides us with a cap rate
estimate that’s also in line with our
long-term investment horizon of two
to five years.

Continued on page 8...

Letter to Our Shareholders
Bear With Us

With the development of a newer generation of analysts and portfolio managers who began to join us in the late ’90s, Royce has grown into a diverse group of portfolio managers who share a common disciplined approach, a fact reflected in the approaches used by our four portfolios in the Select group. The introduction of a SMid-cap product has added more spice, as it were, to the mix. This can be seen clearly in the calendar-year (as well as market cycle) performances for The Royce Funds in this Annual Review and Report. Royce Select Fund I and Royce Global Select Fund handily outpaced the Russell 2000 in 2007, while Royce Select Fund II struggled on both an absolute and relative basis. In addition, Royce SMid-Cap Select Fund enjoyed slightly positive performance during its inaugural run in the fourth quarter, a period of mostly widespread declines for smaller stocks, including the other three Select portfolios and the Russell 2000.

        Two thousand seven was a difficult year, at least in its second half. Owing to our belief that down market performance is a key indicator of a portfolio’s strength, we were generally satisfied with the year’s results, Royce Select Fund II being the lone exception. Our confidence as we look forward is also high, as we are now seeing plentiful opportunities in both the domestic and international markets. We’ve been involved in overseas investing to one degree or another for many years. American companies with substantial global business have also been included in several portfolios for just as long, so a more global outlook is not really new for us. The most important lesson we learned from buying non-U.S. companies over the years is that a good business looks the same in Italy or England as it does here in the States. The business models and metrics are similar, and today nearly all publicly traded companies publish their relevant information in English. As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents the best of two worlds—a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.
        Having said that, we understand that the issues facing small-cap investors in the current market are difficult. Economic uncertainty is pervasive. People continue to hold their

6 | This page is not part of the 2007 Annual Report to Shareholders breath, nervously waiting to see if the Federal Reserve Board’s moves might stave off a recession, or if a slowdown is already a forgone conclusion, as some economists are suggesting. More pertinently, many investors fear that small-caps will continue to lag if and when recession becomes a reality.
    Our view is that both the severity and span of a recession are likely to be fairly benign. More importantly, the reasoning behind our confidence in the long-term prospects for stocks, particularly smaller companies, has to do with the extremity of the sell-off that began in 2007’s second half and picked up steam in January 2008, which showed many equity investors behaving as if the recession were already well under way. Still, with the likelihood of recession strong (regardless of how bad one thinks it may be), we thought it would be useful to look at the performance of smaller companies in recent periods of economic slowdown. Looking at the four recessions that have occurred since the Russell 2000’s inception in 1979 shows two interesting trends: First, the performance records for small- and large-cap stocks are mixed, most likely because shifts in equity returns began prior to the official recognition of each recession’s start. Second, the recessions have in general been short-lived (see the table below).

Of great significance to us is the idea that that smaller companies retain two unique features: historical outperformance during normal- and low-return periods for equities and a more broad-based acceptance by all types of investors, something that was not the case at the beginning of this decade.

“Exit, Pursued by a Bear”

What, then, does all of this portend for small-cap investors? Within our selection universe, it seems reasonable to expect growth to provide near-term outperformance. However, over longer-term periods, we believe that value will eventually resume its historical dominance. The Russell 2000 Value index outperformed the Russell 2000 Growth index more than 93% of the time when viewed over five-year time horizons through 12/31/07. In any case, we populate our portfolios with what we deem to be attractively priced companies drawn from the entire asset class—regardless of whether they are classified as value or growth. Of greater significance to us—since we do not attach ’value’ or ’growth’ labels to the stocks that we own—is the idea that smaller companies retain two unique features: historical outperformance during normal- and low-return periods for equities

SMALL-CAP VERSUS LARGE-CAP PERFORMANCE DURING RECESSIONS
Cumulative Total Returns During Small-Cap Decline and Subsequent Rally

Recession Begin Date	Recession End Date	Length in Months	S&P 500	Russell 2000
1/31/80	7/31/80	6	9.6%	7.5%

7/31/81	11/30/82	16	14.2	14.8

7/31/90	3/31/91	8	8.0	7.7

2/28/01	11/30/01	9	-0.9	3.2

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Generally, the higher the cap rate, the
lower the valuation risk, which is why
we seek cap rates beginning in the
double digits. Conversely, cap rates in
the mid-single digits or lower mean
that we generally will look elsewhere.
They represent little more return
potential than owning risk-free U.S.
treasuries, and we expect more
compensation for taking the risk of
equity ownership. A high cap rate is
ultimately important because it offers
us more potential upside, i.e., a more
attractive risk-reward scenario, and
that is critical in our search for strong
absolute value.	Letter to Our Shareholders

and a more broad-based acceptance by all types of investors, something that was not the case at the beginning of this decade.
         Down markets and recessions are each as inevitable as they are unpleasant. They are also finite. We think that the fourth quarter of 2007 and the events of January 2008 represented an overreaction to a slowdown in consumer spending and the economy as a whole. The market, in other words, has in many ways already responded to the recession—and in our view has overestimated its severity—which is why we suspect that equity returns should improve before the economy does. In the meantime, we are looking ahead and seeing opportunities that look very promising to us. Several discrete areas of our marketplace look attractively oversold in our eyes, so we are working to capture what we see as compelling values today in the hopes of a profitable long-term experience in the years to come.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2008

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The Royce Funds 2007 Annual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July - December 2007*			0.94%

One-Year			10.70

One-Year Net[1]			8.79

Three-Year			12.18

Five-Year			20.10

Since Inception (11/18/98)			17.64

ANNUAL EXPENSE RATIO

Operating Expenses			2.18%

* Not annualized.
[1] Royce Select Fund I’s one-year result has been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2007	10.7%	2002	-15.8%

2006	15.0	2001	24.5

2005	10.9	2000	15.0

2004	19.1	1999	35.4

2003	48.7

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			4.0%

SEI Investments			3.1

HEICO Corporation Cl. A			2.7

SkillSoft ADR			2.5

Rofin-Sinar Technologies			2.4

Plexus Corporation			2.3

Perrigo Company			2.1

Copart			2.1

Fair Isaac			2.0

Metal Management			2.0

SHORT POSITIONS % of Net Assets

iShares Russell MicroCap Index Fund			-0.8%

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			19.9%

Industrial Products			17.7

Industrial Services			14.6

Financial Services			13.1

Natural Resources			6.0

Financial Intermediaries			5.2

Health			3.1

Consumer Products			1.5

Miscellaneous			1.8

Cash and Cash Equivalents			17.1

Royce Select Fund I

Managers’ Discussion
Royce Select Fund I (RS1) not only posted strong results during the dynamic first half of 2007, but the Fund also put up a slight, though still impressive, positive performance in the more volatile and downward trending second half, both of which resulted in a terrific year. The Fund gained 10.7% in 2007, well ahead of its small-cap benchmark, the Russell 2000, which declined 1.6% for the same period. After outperforming the Russell 2000 in both the first and second quarters, RS1 then built on this advantage in the third quarter, a period in which smaller stocks first felt the full brunt of the subprime implosion and in which the Fund was up 1.9% versus a loss of 3.1% for its benchmark. The fourth quarter saw the subprime contagion spread further through the small-cap market, particularly in November. Once again, the Fund had the relative performance edge, as it fell 1.0% versus a loss of 4.6% for the small-cap index. We were especially happy with RS1’s results from the small-cap peak on 7/13/07 through 12/31/07, when it was down 1.5% compared to a decline of 9.9% for the Russell 2000.
     The Fund’s strong calendar-year showing further enhanced its long-term market cycle results, which remain the standard by which we evaluate RS1’s merits. The Fund gained 184.0% from the previous small-cap peak on 3/9/00 through 12/31/07, more than four times the 39.5% gain posted by the Russell 2000. The Fund also substantially outpaced its benchmark during the mostly bullish period from the small-cap market trough on 10/9/02 through 12/31/07, up 209.1% versus 149.5% for the benchmark. These results in turn helped RS1 to achieve notable absolute results over longer-term, calendar-based periods that also saw the Fund outperforming the Russell 2000. RS1 beat the Russell 2000 for the one-, three-, five-year and since inception (11/18/98) periods ended 12/31/07. The Fund’s average annual total return since inception was 17.6%.

     Only two of the Fund’s 10 equity sectors—Financial Services and Consumer Services— posted net losses in 2007, and those declines were minor. The net dollar-based loss of each sector was less than the equivalent decline for RS1’s poorest performing individual holding on a dollar basis, MoneyGram International. We used the second-half freefall of the company’s stock price to build a large position. The firm’s solid growth and attractive niche
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Ritchie Bros. Auctioneers	$305,547

Perrigo Company	301,531

eResearch Technology	282,626

Washington Mutual (Short)	251,824

Robbins & Myers	247,470

* Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Select Fund I reflect the Fund’s total annual operating expenses as of the most current prospectus and includes the Fund’s performance fee based on 12.5% of the Fund’s pre-fee, high-watermark total return of 17.44% in 2006. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund or interest expense relating to borrowing by the Fund.

10  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

position in money transfer services initially drew our attention. We increased our stake in transportation and logistics business Arkansas Best at various times throughout the year before reducing our stake in October. Its business slowed as it was also spending capital to ultimately increase its regional presence, a combination that kept investors steering clear of the stock.
     Technology and Industrial Products led the way in dollar-based net gains by a wide margin. The rising share price of eResearch Technology led us to reduce our position between June and December. The company provides cardiac safety testing services to pharmaceutical and biotech companies. Demand for its services continued to grow owing to positive FDA guidance on cardiac testing during drug clinical trials. The cost reductions that new management began implementing when they took the reins in mid-2006, as well as increased productivity from the sales force, also helped. The firm capped off a terrific year by acquiring the testing business of a competitor, which strengthened its market share. Success also came from industrial auctioneer Ritchie Bros. Auctioneers, which we have owned in the Fund’s portfolio since 2002. Its growing business had many investors bidding for shares, so we reduced our stake in December. Robbins & Myers is a mini-industrial conglomerate with three segments. Its Fluid Management Group thrived from the robust market for oil, while its Process Solution Group benefited from robust global demand, especially in China and India.

     Elsewhere in the portfolio, sizeable net gains came from another long-time Royce favorite. We have long admired Perrigo Company’s well-managed business of over-the-counter, store-brand and prescription drugs as well as nutritional products. Surprisingly strong fiscal first–quarter income gave its stock price a shot in the arm, prompting us to sell some shares in December. We used the Fund’s ability to short stocks to our advantage in April, when we opened a short position in Washington Mutual. Like many banks, the firm relaxed its mortgage lending underwriting standards to the point where an increasing number fell into the subprime category. We saw the firm as being vulnerable to the bursting of the housing bubble, as well as a slowdown in the economy. Its exposure to the California housing market, one of the more overheated in the country, was also a factor in our decision. We closed the position in December after netting a significant gain.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

MoneyGram International	$310,567

Arkansas Best	133,805

Highbury Financial (Warrants)	107,312

Benchmark Electronics	86,522

Pacer International	85,922

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets		$23 million

Number of Holdings		62

Symbol		RYSFX

Average Market
Capitalization*		$1,640 million

Weighted Average P/E Ratio**		16.9x

Weighted Average P/B Ratio		2.3x

Weighted Average Portfolio Yield		1.0%

*Geometrically calculated.
**The Fund’s P/E calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/07).

MORNINGSTAR STATISTICAL MEASURES*

	RS1	Category Median	Best Quartile Breakpoint

Sharpe Ratio	1.45	0.91	1.05

Standard Deviation	10.88	13.59	12.58

Beta	1.01	1.31	1.22

*Five years ended 12/31/07. Category Median and Best Quartile Breakpoint based on 351 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS1	20.10%	10.88	1.85

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Annual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July - December 2007*			-9.26%

One-Year			-5.53

One-Year Net[1]			-7.30

Since Inception (6/30/05)			7.97

Since Inception (6/30/05) Net[1]			7.21

ANNUAL EXPENSE RATIO

Operating Expenses			2.99%

* Not annualized.
1 Royce Select Fund II’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2007	-5.5%	2006	19.8%

TOP 10 POSITIONS % of Net Assets

EnPro Industries			3.0%

Hudson Highland Group			2.2

NVR			2.2

Portfolio Recovery Associates			2.1

Build-A-Bear Workshop			2.0

Lazard Cl. A			2.0

ASTA Funding			2.0

Integrated Device Technology			1.9

Jefferies Group			1.8

Brown Shoe Company			1.7

SHORT POSITIONS % of Net Assets

Washington Mutual			-0.4%

iShares Lehman 20+ Year Treasury Bond Fund			-4.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			24.1%

Industrial Products			15.2

Consumer Services			14.9

Industrial Services			11.4

Financial Services			7.8

Consumer Products			6.1

Natural Resources			6.1

Health			5.8

Financial Intermediaries			4.3

Miscellaneous			4.7

Cash and Cash Equivalents			-0.4

Royce Select Fund II

Managers’ Discussion
Our thoughts about the performance of Royce Select Fund II (RS2) have not really changed since our Semiannual Review and Report—relative underperformance is bad, poor performance on an absolute basis is worse, but accomplishing both of these feats, even in a short-term period, is the worst. Royce Select Fund II lost 5.5% in 2007, trailing its small-cap benchmark, the Russell 2000, which was down 1.6% during the same period. The Fund actually made a good start in 2007, outpacing the small-cap index in the first quarter with a gain of 3.3% versus 2.0% for the Russell 2000. When stock prices began to pick up steam in the second quarter, the Fund stalled. RS2 was up 0.8% between April and June, while the Russell 2000 was up 4.4%. The third quarter saw the Fund re-establish a short-term relative edge over the Russell 2000. RS2 was down 1.5% for the quarter, while its benchmark was down 3.1%.
     When share prices throughout the stock market began to tumble in the fourth quarter, the Fund lost all the ground it had made up versus the small-cap index and, more importantly, sealed its fate with a dismal calendar-year result. RS2 was down 7.9% from October through December (declining 8.7% during an awful November), while the Russell 2000 lost 4.6% during 2007’s final quarter. This poor showing late in the year was also the main cause of the Fund’s 10.8% decline from the small-cap market peak on 7/13/07 through 12/31/07, a period in which its benchmark was down 9.9%. The Fund’s average annual total return since inception (6/30/05) was 8.0%.

     Although we were not at all pleased with the Fund’s performance in 2007, our focus remains on what we deem to be attractive long-term opportunities while we also seek to minimize risk. We also want to note that almost half of RS2’s outstanding shares belonged to its portfolio managers as of 12/31/07. The belief in eating our own cooking stands even if the dish is temporarily not to our taste.
     As was the case in the first half, InPhonic had the most significant negative impact on a dollar basis in the second half, and the Fund lost more than 50% of its investment since we first began purchasing the stock in RS2 during January 2006. Equally as telling, the portfolio’s calendar-year net dollar loss on this investment equaled more than 50% of the
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Washington Mutual (Short)	$50,715

Hanfeng Evergreen	29,215

Willbros Group	26,932

FCStone Group	22,745

Metalico	22,227

*Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Select Fund II reflect the Fund’s total annual operating expenses as of the most current prospectus and includes the Fund’s performance fee based on 12.5% of the Fund’s pre-fee, high-watermark total return of 18.40% in 2006 and dividend expense relating to short selling. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund or interest expense relating to borrowing by the Fund.

12  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

Fund’s overall net dollar loss for the year. The firm sells wireless cell phone services online and had a dominant share of non-carrier activations through the internet. InPhonic was late in filing financial results for fiscal 2006 and in the first fiscal quarter of 2007, but then caught up to date. The firm subsequently transitioned its business model to allow an ongoing revenue stream from wireless customers. We initially had hopes for the long-term viability of this new arrangement—it should have made revenues more predictable and accounting treatment cleaner—though there was an upfront hit to revenues and earnings, something that drove investors away in the first half. Along with our own concerns about management, this led us to first begin reducing our position in May and June, though we still thought the company was capable of ultimately turning things around. It next sought capital to re-structure its business, but funds were scarce in a market no longer willing to extend easy credit. Our anxieties about its financial well-being prompted us to sell our stake in RS2’s portfolio in October.
     As for the good news, we used the Fund’s ability to short stocks to our advantage in April, when we opened a short position in Washington Mutual. Like many banks, the firm relaxed its mortgage lending underwriting standards to the point where an increasing number fell into the subprime category. We saw the firm as being vulnerable to the bursting of the housing bubble, as well as a slowdown in the economy. Its exposure to the California housing market, one of the more overheated in the country, was also a factor in our decision. We began to close the position in October at significant gains. Hanfeng Evergreen is a Canadian company that provides value-added fertilizer to China’s growing urban greening and agricultural markets. The Chinese government has begun offering incentives to farms and businesses trying to go green, and this has helped Hanfeng Evergreen’s already-healthy business to blossom. A top-notch distribution network and the difficulties competitors faced importing fertilizer components have resulted in the firm adding capacity to meet the growing demand for its products. The precipitous growth in its share price led us to sell our stake between March and August.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

InPhonic	$76,745

OpenTV Cl. A	23,500

Liberty Mines	23,400

NexCen Brands	21,322

Owens Corning	21,055

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2 million

Number of Holdings	99

Symbol	RSFDX

Average Market
Capitalization*	$618 million

Weighted Average P/E Ratio**	12.8x

Weighted Average P/B Ratio	1.6x

Weighted Average Portfolio Yield	0.5%

* Geometrically calculated.
** The Fund’s P/E calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/07).

The Royce Funds 2007 Annual Report to Shareholders  |  13

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July - December 2007*			-0.38%

One-Year			18.16

One-Year Net[1]			15.93

Since Inception (6/30/05)			22.45

Since Inception (6/30/05) Net[1]			21.56

ANNUAL EXPENSE RATIO

Operating Expenses			2.40%

* Not annualized.
[1] Royce Global Select Fund’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2007	18.2%	2006	19.4%

TOP 10 POSITIONS % of Net Assets

Unit Corporation			3.4%

Silver Standard Resources			3.3

Trican Well Service			2.9

Metal Management			2.8

Endeavour Mining Capital			2.8

Knight Capital Group Cl. A			2.7

Pfeiffer Vacuum Technology			2.7

MKS Instruments			2.6

Reliance Steel & Aluminum			2.5

Schnitzer Steel Industries Cl. A			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			32.3%

Industrial Products			21.3

Consumer Products			9.4

Technology			5.9

Industrial Services			5.4

Financial Services			3.0

Financial Intermediaries			2.7

Health			2.1

Cash and Cash Equivalents			17.9

Royce Global Select Fund

Managers’ Discussion
Although Royce Global Select Fund (RGS) enjoyed a fast start with a stellar first half in 2007, we were equally impressed by its ability to lose less during the second half, a volatile period that saw mostly falling small-cap stock prices. RGS gained 18.2% in 2007, substantially outpacing the return of its small-cap benchmark, the Russell 2000, which declined 1.6% for the same period. The Fund’s relative advantage—and its strong absolute results—were consistent throughout the year. During the first quarter, when equity returns were generally positive, though low, RGS was up 8.7% versus 2.0% for the small-cap benchmark. When share prices were more dynamic during the second quarter, the Fund gained 9.1%, again more than doubling the Russell 2000’s gain of 4.4%.
     The third quarter brought a more bearish environment as the subprime mess began to spread throughout the small-cap market. It was therefore all the more notable that RGS was up 2.5% between July and September compared to a loss of 3.1% for the Russell 2000. Stock price declines were generally more severe during the fourth quarter, the only quarter in which the Fund posted a negative result, down 2.8% versus a decline of 4.6% for the smallcap index. From the small-cap peak on 7/13/07 through 12/31/07, RGS’s advantage was also pronounced, down 4.6% versus a loss of 9.9% for its benchmark.

     We remain very pleased with the Fund’s early results. Although RGS has only been in existence a relatively short time, it would be difficult to imagine a better way to introduce a new portfolio than with the sort of returns that the Fund provided through the end of 2007. RGS outperformed the Russell 2000 for the one-year and since inception (6/30/05) periods ended 12/31/07. The Fund’s average annual total return since inception was 22.4%.
     The Fund’s two largest sectors at the end of the year—Industrial Products and Natural Resources—also dominated performance. They not only led the Fund in dollar-based net gains in 2007, but each sector’s results more than quadrupled that of the Fund’s third best-performing area, Financial Services. After posting stronger-than-expected fiscal third-quarter earnings in July, the share price of recycling and scrap metal business Schnitzer Steel Industries began to soar, though it moved a little closer to earth in the fourth quarter. We trimmed our position in December. IPSCO is a steel producer and fabricator that also does
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Schnitzer Steel Industries Cl. A	$73,372

Silvercorp Metals	56,055

Chaparral Steel	45,722

IPSCO	44,374

Fossil	39,756

*Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Global Select Fund reflect the Fund’s total annual operating expenses as of the most current prospectus and includes the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high-watermark total return of 19.20% in 2006. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund or interest expense relating to borrowing by the Fund.

14  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

ample business with energy companies, giving it exposure to two industries that both led portfolio performance in the first half and that have been highly profitable in recent years. We were first drawn to the firm by its pristine balance sheet, strong history of earnings and high returns on capital. These qualities no doubt played a part in IPSCO becoming the target of several larger companies looking for an acquisition earlier in the year, with Swedish steelmaker SSAB winning the honor in May. We sold our position at attractive premiums between April and July. The urge to merge was hard for many companies to resist in the first half. Strong earnings and a solid business in a resurgent industry also made Texas-based Chaparral Steel an attractive candidate. Its business success and talk of a possible buyout (finally announced in July) helped its share price to climb. We sold our shares in September.
     In the otherwise highly profitable precious metals and mining industry—part of the Natural Resources sector—Gammon Gold suffered through the year. The firm’s operational glitches and lower-than-expected production from its Mexican mine drove investors away, though we thought that its operations would improve, especially with newer management on board. We re-established a position in June and built it in September before selling some shares in October. We added to our stake in top-performing mining company Silvercorp Metals. Commodity prices of precious metals were mostly flat for much of 2006 and into the summer of 2007. The production and extraction costs associated with mining were also steadily increasing during this period. However, growing global demand for hard assets finally helped commodity prices to rise to a point where more investors began to be attracted to the industry. In addition, concerns about inflation created greater commodity demand. Finally, merger and acquisition activity showed no signs of slowing down at the end of December. For all of these reasons, we remained confident in the ongoing prospects for the industry as the year drew to a close. Elsewhere in the portfolio, asset management and institutional trading company Knight Capital Group endured slowing profits as its compensation costs rose before earnings were hampered by a decline in its hedge fund fees. We built our position through November because we liked its business and the firm’s decision to aggressively buy back shares as its stock price was falling.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Gammon Gold	$33,505

Knight Capital Group Cl. A	23,075

Unit Corporation	21,999

Lewis Group	20,234

Umbro	19,685

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6 million

Number of Holdings	50

Symbol	RSFTX

Average Market
Capitalization*	$1,335 million

Weighted Average P/E Ratio**	10.9x

Weighted Average P/B Ratio	2.6x

Weighted Average Portfolio Yield	1.3%

* Geometrically calculated.
** The Fund’s P/E calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/07).

The Royce Funds 2007 Annual Report to Shareholders  |  15

CUMULATIVE TOTAL RETURNS Through 12/31/07

Since Inception (9/28/07)	0.56%

Since Inception (9/28/07) Net[1]	-1.45

EXPENSE RATIO

Annual operating Expenses	1.32%

[1] Royce SMid-Cap Select Fund’s since inception result has been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

TOP 10 POSITIONS % of Net Assets

UGI	3.2%

NCR Corporation	3.1

Advance Auto Parts	2.7

Alliant Techsystems	2.7

Affiliated Managers Group	2.7

Thomas & Betts	2.3

WABCO Holdings	2.3

iShares Russell Midcap Index Fund	2.0

Copart	1.9

Hormel Foods	1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	16.4%

Technology	9.8

Financial Intermediaries	8.6

Industrial Services	7.9

Financial Services	7.4

Utilities	6.0

Natural Resources	4.4

Diversified Investment Companies	2.0

Consumer Products	2.0

Health	1.6

Consumer Services	1.5

Miscellaneous	2.6

Cash and Cash Equivalents	29.8

Royce SMid-Cap Select Fund

Managers’ Discussion
While long-term results are ultimately what matter most, Royce SMid-Cap Select Fund’s (RSS) first three months of performance were encouraging. From its inception on 9/28/07 through 12/31/07, the Fund was up 0.6% compared with its benchmark, the Russell 2500 Index, which fell 4.3% during the same period. More important than the short-term performance story is the fact that we believe we have laid a solid foundation for the portfolio, selecting a group of stocks that have excellent business strengths, high internal rates of return and exhibit above-average prospects, consistent with Royce’s value approach to investing.
     Our progress toward mid-caps came from a confluence of two factors—our experiences with maturing small-caps and our observation that small- and mid-cap companies were behaving more and more alike. Over the years, there have been instances in which a small-cap company in our portfolios has migrated into mid-cap territory. When the business fundamentals remain strong and the company’s prospects continue to look promising, we typically choose to hold (or occasionally build, if permitted by prospectus) the position. Our early forays into the mid-cap area began with our observation in the early ’90s that many small-cap stocks were ’growing up’—that is, trading volumes were growing and spreads between bid and ask were shrinking. This change took place in the upper reaches of the smaller company universe, or rather near the line that separates small-cap stocks from their mid-cap peers. As small-cap stocks matured, many of these companies began to look increasingly similar in our eyes to mid-cap companies. This led us to investigate this mid-cap area more thoroughly.

     Of the Fund’s 11 equity sectors, dollar-based net gains were by far the strongest from the Industrial Products sector, which was home to three of the five names on the “Good Ideas That Worked” list. Trane is the leading commercial and third largest residential heating, ventilating and air conditioning (HVAC) manufacturer in the United States. It holds a solid position in a large, growing, non-discretionary market that was exhibiting strong pricing power, and was ultimately acquired by Ingersoll Rand in December 2007 at a healthy premium. Copart is the leading online remarketer of motor vehicles in the United
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Trane	$5,563

Copart	4,186

UGI	2,874

Advance Auto Parts	2,740

NCR Corporation	2,183

*Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce SMid-Cap Select Fund reflect the Fund’s estimated total annual operating expenses as of the most current prospectus and includes the Fund’s performance fee based on 12.5% of an assumed 5% pre-fee annual rate of returns plus an estimated for dividend expense related to short selling. Actual management fees will depend on the Fund’s future return. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund or interest expense relating to borrowing by the Fund.

16  |  The Royce Funds 2007 Annual Report to Shareholders

Performance and Portfolio Review

States. The firm has been very successful replicating their unique online remarketing business model in the United Kingdom. In the utilities sector, UGI Corporation is a multiutility company engaged in propane distribution, as well as electric and energy re-marketing services. UGI’s largest business distributes liquid petroleum gas to residential, commercial and agricultural customers for a variety of uses, which is a slow, but consistently growing business. We think that the company’s superior management team has allocated capital prudently over the years as they expand the firm’s footprint.
     Net losses were noteworthy in the Technology, Consumer Products and Financial Services areas, though mostly on a stock-specific basis, Manpower, from the Industrial Services sector, had the most significant negative impact on the portfolio. The firm provides various employment services in the United States, France, Europe, Africa, and the Middle East. It was hurt by a softening domestic labor market and rising unemployment rate, but we appreciate its positive earnings, positive cash flow from operating activities, and global leadership in its industry. We added to our position through December 31. Mohawk Industries is a leading U.S. carpet manufacturer for residential and commercial applications that has performed poorly due to reduced demand and rising raw material prices. Thor Industries also disappointed. Thor is a leading RV manufacturer that became attractively valued to us as it continued to gain market share and reduced debt on its already stellar balance sheet.

     Effective February 15, 2008, the Fund’s name will change to Royce SMid-Cap Select Fund. The new name reflects a change in the investment policy for the Fund, which requires that at least 80% of its assets be invested in equity securities of companies with market caps between $500 million and $10 billion. While we expect the Fund’s average market capitalization to exceed $2.5 billion, we have chosen to broaden the Fund’s security selection universe to include small-cap companies with market capitalizations between $500 million and $2.5 billion.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Manpower	$2,103

ScanSource	2,041

Thomas & Betts	1,565

Thor Industries	1,297

Mohawk Industries	1,281

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1 million

Number of Holdings	58

Symbol	RMISX

Average Market
Capitalization*	$4,209 million

Weighted Average P/E Ratio**	18.3x

Weighted Average P/B Ratio	2.6x

Weighted Average Portfolio Yield	0.9%

* Geometrically calculated.
** The Fund’s P/E calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/07).

The Royce Funds 2007 Annual Report to Shareholders  |  17

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 82.9%

Consumer Products – 1.5%
Apparel, Shoes and Accessories - 0.7%
Columbia Sportswear	3,800	$167,542

Sports and Recreation - 0.8%
Polaris Industries	3,800	181,526

Total (Cost $341,828)		349,068

Financial Intermediaries – 5.2%
Banking - 1.1%
Bank of N.T. Butterfield & Son	13,992	255,354

Real Estate Investment Trusts - 0.5%
Capital Trust Cl. A	4,000	122,600

Securities Brokers - 3.6%
†Interactive Brokers Group Cl. A [a]	4,800	155,136
†Jefferies Group	13,200	304,260
†Lazard Cl. A	9,300	378,324

		837,720

Total (Cost $1,159,273)		1,215,674

Financial Services – 13.1%
Diversified Financial Services - 1.9%
MoneyGram International	28,600	439,582

Information and Processing - 4.1%
Morningstar [a]	3,100	241,025
SEI Investments	22,200	714,174

		955,199

Insurance Brokers - 2.4%
Brown & Brown	14,300	336,050
Gallagher (Arthur J.) & Co.	8,600	208,034

		544,084

Investment Management - 4.7%
AllianceBernstein Holding L.P.	12,200	918,050
†Evercore Partners Cl. A	8,400	181,020

		1,099,070

Total (Cost $2,154,531)		3,037,935

Health – 3.1%
Drugs and Biotech - 2.1%
Perrigo Company	14,100	493,641

Medical Products and Devices - 1.0%
†ICU Medical [a]	6,300	226,863

Total (Cost $412,553)		720,504

Industrial Products – 17.7%
Automotive - 2.8%
Copart [a]	11,200	476,560
Gentex Corporation	9,600	170,592

		647,152

Industrial Components - 1.6%
†PerkinElmer	6,800	176,936
†Watts Water Technologies Cl. A	6,600	196,680

		373,616

Machinery - 7.0%
†Gardner Denver [a]	7,700	254,100
Lincoln Electric Holdings	3,800	270,484
†Regal-Beloit	7,300	328,135
	SHARES	VALUE
†Robbins & Myers	2,700	$204,201
Rofin-Sinar Technologies [a]	11,800	567,698

		1,624,618

Metal Fabrication and Distribution - 4.3%
†Haynes International [a]	2,200	152,900
Metal Management	10,000	455,300
Quanex Corporation	7,400	384,060

		992,260

Miscellaneous Manufacturing - 0.9%
Brady Corporation Cl. A	6,300	221,067

Specialty Chemicals and Materials - 1.1%
†Westlake Chemical	13,300	252,567

Total (Cost $3,082,393)		4,111,280

Industrial Services – 14.6%
Commercial Services - 7.8%
†CRA International [a]	8,800	418,968
Corinthian Colleges [a]	23,000	354,200
Grupo Aeroportuario del Centro Norte ADR	13,800	346,656
MPS Group [a]	15,600	170,664
Universal Technical Institute [a]	11,100	188,700
†Watson Wyatt Worldwide Cl. A	7,310	339,257

		1,818,445

Engineering and Construction - 1.9%
†KBR [a]	11,400	442,320

Industrial Distribution - 3.2%
MSC Industrial Direct Cl. A	8,000	323,760
Ritchie Bros. Auctioneers	5,000	413,500

		737,260

Transportation and Logistics - 1.7%
Arkansas Best	7,000	153,580
Universal Truckload Services [a]	12,500	239,500

		393,080

Total (Cost $2,787,739)		3,391,105

Natural Resources – 6.0%
Energy Services - 4.3%
Calfrac Well Services	19,200	342,777
Oil States International [a]	8,900	303,668
Pason Systems	28,200	356,875

		1,003,320

Oil and Gas - 1.7%
Unit Corporation [a]	8,700	402,375

Total (Cost $1,370,864)		1,405,695

Technology – 19.9%
Aerospace and Defense - 2.7%
HEICO Corporation Cl. A	14,800	630,480

Components and Systems - 3.9%
Benchmark Electronics [a]	13,050	231,377
Plexus Corporation [a]	20,100	527,826
Technitrol	5,500	157,190

		916,393

Internet Software and Services - 1.5%
eResearch Technology [a]	30,000	354,600

IT Services - 3.1%
Perot Systems Cl. A [a]	17,300	233,550
†SRA International Cl. A [a]	7,300	214,985

18 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Select Fund II

	SHARES	VALUE
Technology (continued)
IT Services (continued)
Syntel	7,100	$273,492

		722,027

Semiconductors and Equipment - 2.4%
†Cymer [a]	6,800	264,724
GSI Group [a]	30,600	282,744

		547,468

Software - 6.3%
Fair Isaac	14,200	456,530
†MSC. Software [a]	32,600	423,474
†SkillSoft ADR [a]	60,000	573,600

		1,453,604

Total (Cost $3,482,635)		4,624,572

Miscellaneous [c] – 1.8%
Total (Cost $417,519)		415,425

TOTAL COMMON STOCKS
(Cost $15,209,335)		19,271,258

REPURCHASE AGREEMENT – 16.3%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $3,780,840 (collateralized
by obligations of various U.S. Government
Agencies, valued at $3,876,075)
(Cost $3,780,000)		3,780,000

TOTAL INVESTMENTS – 99.2%
(Cost $18,989,335)		23,051,258

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.8%		183,450

NET ASSETS - 100.0%		$23,234,708

SECURITIES SOLD SHORT
COMMON STOCKS – 0.8%
Diversified Investment Companies – 0.8%
Exchange Traded Funds - 0.8%
iShares Russell Microcap Index Fund	3,500	$184,800

TOTAL SECURITIES SOLD SHORT
(Proceeds $207,894)		$184,800

	SHARES	VALUE
COMMON STOCKS – 100.4%

Consumer Products – 6.1%
Apparel, Shoes and Accessories - 4.1%
Brown Shoe Company	2,700	$40,959
†Jones Apparel Group	2,300	36,777
†Warnaco Group (The) [a]	600	20,880

		98,616

Health, Beauty and Nutrition - 1.0%
†NutriSystem [a]	900	24,282

Other Consumer Products - 1.0%
NexCen Brands [a,b]	5,100	24,684

Total (Cost $181,031)		147,582

Consumer Services – 14.9%
Leisure and Entertainment - 1.1%
†Premier Exhibitions [a]	2,500	27,350

Restaurants and Lodgings - 0.6%
†Cosi [a,b]	6,000	13,440

Retail Stores - 13.2%
BJ’s Wholesale Club [a]	400	13,532
†Build-A-Bear Workshop [a]	3,500	48,825
†Charlotte Russe Holding [a]	1,600	25,840
†Collective Brands [a]	1,600	27,824
†Conn’s [a]	2,200	37,642
Cost Plus [a]	1,970	8,550
†DSW Cl. A [a]	1,700	31,892
†Longs Drug Stores	350	16,450
†New York & Company [a]	5,200	33,176
†Pep Boys-Manny, Moe & Jack [b]	3,250	37,310
Wet Seal (The) Cl. A [a]	16,600	38,678

		319,719

Total (Cost $421,206)		360,509

Financial Intermediaries – 4.3%
Securities Brokers - 4.3%
†International Assets Holding [a]	400	10,796
Jefferies Group [b]	1,880	43,334
Lazard Cl. A	1,200	48,816

Total (Cost $106,200)		102,946

Financial Services – 7.8%
Diversified Financial Services - 5.8%
†Advanta Corporation Cl. B	2,300	18,561
†ASTA Funding	1,800	47,592
†MoneyGram International	1,500	23,055
†Portfolio Recovery Associates	1,300	51,571

		140,779

Insurance Brokers - 1.0%
†Brown & Brown	1,000	23,500

Investment Management - 1.0%
†Evercore Partners Cl. A	1,100	23,705

Total (Cost $216,187)		187,984

Health – 5.8%
Drugs and Biotech - 3.0%
Caraco Pharmaceutical Laboratories [a,b]	770	13,205
Hi-Tech Pharmacal [a]	1,500	14,565

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Origin Agritech [a,b]	2,770	$18,310
†Sinovac Biotech [a]	3,800	19,456
Strategic Diagnostics [a]	1,600	8,608

		74,144

Health Services - 0.9%
†Alliance Imaging [a]	2,200	21,164

Medical Products and Devices - 1.9%
†CAS Medical Systems [a]	2,600	14,300
†HealthTronics [a]	6,800	31,212

		45,512

Total (Cost $129,625)		140,820

Industrial Products – 15.2%
Automotive - 1.6%
†SORL Auto Parts [a]	1,800	13,176
†WABCO Holdings	500	25,045

		38,221

Building Systems and Components - 1.2%
†Armstrong World Industries [a]	700	28,077

Machinery - 5.8%
†EnPro Industries [a]	2,350	72,027
†FreightCar America	850	29,750
Trinity Industries	1,400	38,864

		140,641

Metal Fabrication and Distribution - 6.6%
Commercial Metals [b]	1,300	38,285
Haynes International [a]	370	25,715
Insteel Industries	2,900	34,017
Kaydon Corporation	600	32,724
Universal Stainless & Alloy Products [a]	800	28,456

		159,197

Total (Cost $359,482)		366,136

Industrial Services – 11.4%
Advertising and Publishing - 2.0%
Journal Register	5,200	9,152
ValueClick [a]	1,774	38,851

		48,003

Commercial Services - 5.5%
†Headwaters [a]	2,000	23,480
†Hudson Highland Group [a]	6,348	53,387
TeleTech Holdings [a]	900	19,143
Volt Information Sciences [a]	2,000	36,520

		132,530

Engineering and Construction - 2.8%
HLS Systems International [a]	1,800	16,056
†NVR [a]	100	52,400

		68,456

Transportation and Logistics - 1.1%
Atlas Air Worldwide Holdings [a]	500	27,110

Total (Cost $267,847)		276,099

	SHARES	VALUE
Natural Resources – 6.1%
Energy Services- 3.3%
†Hercules Offshore [a]	1,100	$26,158
†Trico Marine Services [a]	600	22,212
Willbros Group [a,b]	850	32,547

		80,917

Oil and Gas - 0.7%
Cano Petroleum [a]	2,400	16,536

Precious Metals and Mining - 2.1%
†Breakwater Resources [a]	15,600	26,482
†Liberty Mines [a]	11,700	17,189
†Perilya	2,802	6,445

		50,116

Total (Cost $157,240)		147,569

Technology – 24.1%
Components and Systems - 4.6%
Acacia Research-Acacia Technologies [a,b]	3,690	33,136
Hutchinson Technology [a]	600	15,792
Nam Tai Electronics	1,100	12,397
†Newport Corporation [a,b]	2,900	37,091
†Richardson Electronics	1,899	13,312

		111,728

Internet Software and Services - 1.9%
†Marchex Cl. B [b]	1,900	20,634
†Stamps.com [a]	2,100	25,578

		46,212

IT Services - 0.9%
†Yucheng Technologies [a]	1,600	20,784

Semiconductors and Equipment - 7.8%
†Actions Semiconductor ADR [a,b]	4,300	17,544
Advanced Energy Industries [a]	2,900	37,932
†Applied Micro Circuits [a]	1,600	13,984
†Integrated Device Technology [a,b]	4,000	45,240
Jinpan International	500	15,450
†Tessera Technologies [a]	550	22,880
†Trident Microsystems [a]	2,900	19,024
†Zoran Corporation [a]	700	15,757

		187,811

Software - 5.8%
Aspen Technology [a]	900	14,598
†Digimarc Corporation [a]	3,200	28,224
†DivX [a]	1,834	25,676
†OpenTV Cl. A [a]	8,320	10,982
†SkillSoft ADR [a,b]	2,400	22,944
THQ [a]	1,030	29,036
Trintech Group ADR [a,b]	3,448	8,723

		140,183

Telecommunications - 3.1%
Comtech Telecommunications [a]	450	24,304
Novatel Wireless [a]	700	11,340
†RF Micro Devices [a]	6,800	38,828

		74,472

Total (Cost $607,470)		581,190

20 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce Global Select Fund

	SHARES	VALUE
Miscellaneous [c] – 4.7%
Total (Cost $115,589)		$114,344

TOTAL COMMON STOCKS
(Cost $2,561,877)		2,425,179

TOTAL INVESTMENTS – 100.4%
(Cost $2,561,877)		2,425,179

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(9,644)

NET ASSETS – 100.0%		$2,415,535

SECURITIES SOLD SHORT
COMMON STOCKS – 5.0%
Diversified Investment Companies – 4.6%
Exchange Traded Funds - 4.6%
iShares Lehman 20+ Year Treasury Bond Fund
Total (Proceeds $111,456)	1,200	$111,600

Financial Intermediaries – 0.4%
Banking - 0.4%
Washington Mutual
Total (Proceeds $27,984)	700	9,527

TOTAL SECURITIES SOLD SHORT
(Proceeds $139,440)		$121,127

	SHARES	VALUE
COMMON STOCKS – 82.1%

Consumer Products – 9.4%
Apparel, Shoes and Accessories - 1.3%
†Fossil [a]	1,800	$75,564

Health, Beauty and Nutrition - 1.1%
Nu Skin Enterprises Cl. A	4,000	65,720

Home Furnishing and Appliances - 3.9%
†Hunter Douglas	1,000	73,756
†Lewis Group	13,500	90,512
†Rational	300	61,376

		225,644

Sports and Recreation - 3.1%
Thor Industries	2,500	95,025
Winnebago Industries	3,900	81,978

		177,003

Total (Cost $557,325)		543,931

Financial Intermediaries – 2.7%
Securities Brokers - 2.7%
Knight Capital Group Cl. A [a]	11,000	158,400

Total (Cost $166,656)		158,400

Financial Services – 3.0%
Investment Management - 3.0%
†CapMan Cl. B	19,000	90,071
†GP Investments BDR	1,800	80,998

Total (Cost $158,262)		171,069

Health – 2.1%
Drugs and Biotech - 1.1%
Endo Pharmaceuticals Holdings [a]	2,500	66,675

Medical Products and Devices - 1.0%
Caliper Life Sciences [a]	10,000	55,300

Total (Cost $121,339)		121,975

Industrial Products – 21.3%
Automotive - 0.8%
†Landi Renzo [a]	15,000	49,418

Building Systems and Components - 1.3%
Simpson Manufacturing	2,800	74,452

Construction Materials - 0.8%
†Duratex	2,000	48,411

Machinery - 7.8%
†Gardner Denver [a]	3,700	122,100
†Kennametal	1,200	45,432
Lincoln Electric Holdings	1,100	78,298
Pfeiffer Vacuum Technology	1,940	155,410
Woodward Governor	700	47,565

		448,805

Metal Fabrication and Distribution - 9.3%
†Dynamic Materials	900	53,010
†Grupo Simec Ser. B [a]	10,000	35,486
Metal Management	3,600	163,908
Reliance Steel & Aluminum	2,700	146,340
Schnitzer Steel Industries Cl. A	2,000	138,260

		537,004

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 21

Schedules of Investments

Royce Global Select Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Paper and Packaging - 1.3%
†Mayr-Melnhof Karton	700	$75,684

Total (Cost $1,092,416)		1,233,774

Industrial Services – 5.4%
Commercial Services - 1.5%
†CRA International [a]	1,800	85,698

Food and Tobacco Processors - 3.9%
†Astral Foods	5,000	111,126
†Sipef	200	116,593

		227,719

Total (Cost $293,125)		313,417

Natural Resources – 32.3%
Energy Services - 6.6%
Ensign Energy Services	5,300	81,894
Pason Systems	6,200	78,462
Tesco Corporation [a]	2,000	57,340
Trican Well Service	8,500	165,616

		383,312

Oil and Gas - 3.4%
Unit Corporation [a]	4,200	194,250

Precious Metals and Mining - 22.3%
Agnico-Eagle Mines	1,500	81,945
†Allied Nevada Gold	20,000	124,600
†Denison Mines [a]	7,000	62,440
Endeavour Mining Capital	18,000	161,224
†Fronteer Development Group [a]	11,500	114,425
Gammon Gold [a]	6,000	48,060
Ivanhoe Mines [a]	10,000	107,300
†Lundin Mining [a]	8,600	82,474
†Northam Platinum	14,000	81,986
†Red Back Mining [a]	15,000	107,756
Silver Standard Resources [a]	5,200	189,956
Silvercorp Metals	13,200	125,453

		1,287,619

Total (Cost $1,707,437)		1,865,181

Technology – 5.9%
Semiconductors and Equipment - 4.4%
MKS Instruments [a]	7,800	149,292
†Vaisala Cl. A	2,000	103,918

		253,210

Telecommunications - 1.5%
ADTRAN	2,000	42,760
Foundry Networks [a]	2,500	43,800

		86,560

Total (Cost $331,050)		339,770

TOTAL COMMON STOCKS
(Cost $4,427,610)		4,747,517

VALUE
REPURCHASE AGREEMENT – 18.4%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $1,066,237 (collateralized
by obligations of various U.S. Government
Agencies, valued at $1,097,100)
(Cost $1,066,000)	$1,066,000

TOTAL INVESTMENTS – 100.5%
(Cost $5,493,610)	5,813,517

LIABILITLES LESS CASH
AND OTHER ASSETS – (0.5)%	(27,891)

NET ASSETS – 100.0%	$5,785,626

22 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

Royce SMid-Cap Select Fund

	SHARES	VALUE
COMMON STOCKS – 70.2%

Consumer Products – 2.0%
Apparel, Shoes and Accessories - 1.0%
†Polo Ralph Lauren Cl. A	200	$12,358

Home Furnishing and Appliances - 0.7%
†Mohawk Industries [a]	130	9,672

Sports and Recreation - 0.3%
†Thor Industries [b]	100	3,801

Total (Cost $29,219)		25,831

Consumer Services – 1.5%
Leisure and Entertainment - 0.6%
†DreamWorks Animation SKG Cl. A [a]	325	8,300

Retail Stores - 0.9%
†Dollar Tree Stores [a]	450	11,664

Total (Cost $21,892)		19,964

Diversified Investment Companies – 2.0%
Exchange Traded Funds - 2.0%
†iShares Russell Midcap Index Fund	255	26,403

Total (Cost $26,340)		26,403

Financial Intermediaries – 8.6%
Banking - 2.2%
†BOK Financial	330	17,061
†Cullen/Frost Bankers	250	12,665

		29,726

Insurance - 4.0%
†Alleghany Corporation [a]	55	22,110
†Markel Corporation [a]	20	9,822
†Wesco Financial [b]	50	20,350

		52,282

Real Estate Investment Trusts - 1.5%
†Plum Creek Timber	425	19,567

Securities Brokers - 0.9%
†Lazard Cl. A	300	12,204

Total (Cost $113,474)		113,779

Financial Services – 7.4%
Information and Processing - 2.3%
†Dun & Bradstreet	160	14,181
†SEI Investments	505	16,246

		30,427

Insurance Brokers - 0.8%
†Brown & Brown	430	10,105

Investment Management - 4.3%
†Affiliated Managers Group [a]	300	35,238
†Eaton Vance	485	22,024

		57,262

Total (Cost $98,572)		97,794

Health – 1.6%
Medical Products and Devices - 1.6%
†Dentsply International	220	9,904
†Patterson Companies [a]	320	10,864

Total (Cost $19,860)		20,768

	SHARES	VALUE
Industrial Products – 16.4%
Automotive - 8.3%
†Advance Auto Parts	935	$35,521
†Autoliv	200	10,542
†Copart [a]	580	24,679
†Gentex Corporation	500	8,885
†WABCO Holdings	595	29,804

		109,431

Building Systems and Components - 1.4%
†Trane	400	18,684

Machinery - 3.8%
†Kennametal	430	16,280
†National Instruments	380	12,665
†Oshkosh Truck [b]	440	20,794

		49,739

Metal Fabrication and Distribution - 0.8%
†Reliance Steel & Aluminum	200	10,840

Paper and Packaging - 1.2%
†Pactiv Corporation [a]	590	15,712

Specialty Chemicals and Materials - 0.9%
†Cytec Industries	200	12,316

Total (Cost $202,498)		216,722

Industrial Services – 7.9%
Commercial Services - 2.9%
†Avery Dennison	425	22,584
†Manpower	280	15,932

		38,516

Engineering and Construction - 2.2%
†KBR [a]	400	15,520
†URS Corporation [a]	250	13,583

		29,103

Food and Tobacco Processors - 1.9%
†Hormel Foods	600	24,288

Industrial Distribution - 0.9%
†MSC Industrial Direct Cl. A	300	12,141

Total (Cost $103,320)		104,048

Natural Resources – 4.4%
Energy Services - 1.2%
†Exterran Holdings [a]	185	15,133

Oil and Gas - 2.7%
†Cabot Oil & Gas	440	17,763
†Cimarex Energy	420	17,863

		35,626

Real Estate - 0.5%
†The St. Joe Company	200	7,102

Total (Cost $54,969)		57,861

Technology – 9.8%
Aerospace and Defense - 2.7%
†Alliant Techsystems [a]	310	35,266

Components and Systems - 3.1%
†Thomas & Betts [a]	610	29,914
†Zebra Technologies Cl. A [a]	300	10,410

		40,324

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 23

Schedules of Investments	December 31, 2007

Royce SMid-Cap Select Fund (continued)

	SHARES	VALUE
Technology (continued)
Software - 3.1%
†NCR Corporation [a]	1,650	$41,415

Telecommunications - 0.9%
†Foundry Networks [a]	700	12,264

Total (Cost $128,991)		129,269

Utilities – 6.0%
†Equitable Resources	200	10,656
†ONEOK	150	6,715
†UGI	1,560	42,510
†Wisconsin Energy	410	19,971

Total (Cost $77,238)		79,852

Miscellaneous [c] – 2.6%
Total (Cost $35,778)		34,441

TOTAL COMMON STOCKS
(Cost $912,151)		926,732

VALUE
REPURCHASE AGREEMENT – 30.7%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $405,090 (collateralized
by obligations of various U.S. Government
Agencies, valued at $419,175)
(Cost $405,000)	$405,000

TOTAL INVESTMENTS – 100.9%
(Cost $1,317,151)	1,331,732

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.9)%	(12,537)

NET ASSETS – 100.0%	$1,319,195

[a]	Non-income producing.
[b]	All or a portion of these securities have been segregated as collateral for short sales.
[c]	Includes securities first acquired in 2007 and less than 1% of net assets.
†	New additions in 2007.

Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2007 market value.

24 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2007

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund

ASSETS:
Investments at value*	$19,271,258	$2,425,179	$4,747,517	$926,732
Repurchase agreements (at cost and value)	3,780,000	–	1,066,000	405,000
Deposits with brokers for securities sold short	610,988	141,837	–	29,096
Cash and foreign currency	817	–	726	690
Receivable for investments sold	83,563	25,745	56,683	–
Receivable for dividends and interest	21,205	833	3,365	433

Total Assets	23,767,831	2,593,594	5,874,291	1,361,951

LIABILITIES:
Securities sold short, at fair value**	184,800	121,127	–	–
Payable for investments purchased	348,323	23,525	88,665	39,757
Payable for dividends and interest	–	–	–	7
Payable for investment advisory fees	–	–	–	2,992
Payable to custodian for cash overdrawn	–	33,407	–	–

Total Liabilities	533,123	178,059	88,665	42,756

Net Assets	$23,234,708	$2,415,535	$5,785,626	$1,319,195

ANALYSIS OF NET ASSETS:
Paid-in capital	$18,128,040	$2,577,464	$5,578,378	$1,302,125
Undistributed net investment income (loss)	95,622	(1,338)	(164,730)	–
Accumulated net realized gain (loss) on investments and foreign currency	925,964	(42,206)	51,532	2,490
Net unrealized appreciation (depreciation) on investments and foreign currency	4,085,082	(118,385)	320,446	14,580

Net Assets	$23,234,708	$2,415,535	$5,785,626	$1,319,195

Investment Class	$23,234,708	$2,415,535	$5,785,626	$1,319,195

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Investment Class	1,276,660	226,611	385,340	131,411

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$18.20	$10.66	$15.01	$10.04

* Investments at identified cost	$15,209,335	$2,561,877	$4,427,610	$912,151
**Proceeds of short sales	207,894	139,440	–	–
Aggregate value of segregated securities	–	169,164	–	44,945

(1) Offering and redemption price per share; shares redeemed within three years of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 25

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II

	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06

INVESTMENT OPERATIONS:
Net investment income (loss)	$(47,651)	$(113,700)	$(3,491)	$(22,585)
Net realized gain (loss) on investments and foreign currency	3,865,970	3,209,279	71,003	163,874
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,332,091)	294,001	(228,759)	67,704

Net increase (decrease) in net assets from investment operations	2,486,228	3,389,580	(161,247)	208,993

DISTRIBUTIONS:
Net investment income
Investment Class	(2,454)	–	–	–
Net realized gain on investments and foreign currency
Investment Class	(3,200,553)	(3,301,264)	(146,681)	(112,225)

Total distributions	(3,203,007)	(3,301,264)	(146,681)	(112,225)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	714,364	486,982	879,874	739,668
Distributions reinvested
Investment Class	3,006,238	3,092,343	143,902	112,225
Value of shares redeemed
Investment Class	(3,193,784)	(5,801,846)	(69,221)	–
Shareholder redemption fees
Investment Class	4,533	9,757	874	–

Net increase (decrease) in net assets from capital share transactions	531,351	(2,212,764)	955,429	851,893

NET INCREASE (DECREASE) IN NET ASSETS	(185,428)	(2,124,448)	647,501	948,661
NET ASSETS:
Beginning of year	23,420,136	25,544,584	1,768,034	819,373

End of year	$23,234,708	$23,420,136	$2,415,535	$1,768,034

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$95,622	$52,879	$(1,338)	$286

26 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Global Select Fund		Royce SMid-Cap Select Fund

	Year ended	Year ended	Period ended
	12/31/07	12/31/06	12/31/07*

INVESTMENT OPERATIONS:
Net investment income (loss)	$(22,490)	$(6,249)	$1,048
Net realized gain (loss) on investments and foreign currency	209,708	94,344	3,567
Net change in unrealized appreciation (depreciation) on investments and foreign currency	151,360	100,571	14,580

Net increase (decrease) in net assets from investment operations	338,578	188,666	19,195

DISTRIBUTIONS:
Net investment income
Investment Class	(130,730)	(2,778)	(2,125)
Net realized gain on investments and foreign currency
Investment Class	(187,081)	(65,695)	–

Total distributions	(317,811)	(68,473)	(2,125)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	4,493,242	1,156,378	1,300,000
Distributions reinvested
Investment Class	315,084	68,474	2,125
Value of shares redeemed
Investment Class	(642,827)	(293,000)	–
Shareholder redemption fees
Investment Class	–	–	–

Net increase (decrease) in net assets from capital share transactions	4,165,499	931,852	1,302,125

NET INCREASE (DECREASE) IN NET ASSETS	4,186,266	1,052,045	1,319,195
NET ASSETS:
Beginning of period	1,599,360	547,315	–

End of period	$5,785,626	$1,599,360	$1,319,195

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(164,730)	$(9,928)	$–

* The Fund commenced operations on September 28, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 27

Statements of Operations	Period Ended December 31, 2007

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund

INVESTMENT INCOME:
Income:
Interest	$238,848	$14,298	$43,795	$4,444
Dividends	220,283	5,652	29,586	1,047

Total income	459,131	19,950	73,381	5,491

Expenses:
Investment advisory fees	471,713	17,163	95,871	3,338
Dividends on securities sold short	35,069	6,278	–	1,105

Total expenses	506,782	23,441	95,871	4,443

Net expenses	506,782	23,441	95,871	4,443

Net investment income (loss)	(47,651)	(3,491)	(22,490)	1,048

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	3,865,970	71,003	209,708	3,567
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,332,091)	(228,759)	151,360	14,580

Net realized and unrealized gain (loss) on investments and foreign currency	2,533,879	(157,756)	361,068	18,147

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,486,228	$(161,247)	$338,578	$19,195

28 | The Royce Funds 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net									Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I
2007	$19.02	$(0.04)	$2.09	$2.05	$(0.00)	$(2.87)	$(2.87)	$–	$18.20	10.70%		$23,235	2.09%		(0.20)%	77%
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02		23,420	2.18		(0.46)	45
2005(a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87		25,545	1.67		(0.22)	83
2004(a)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08		24,917	2.45		(1.54)	53
2003(a)	14.60	(0.31)	7.39	7.08	–	(1.88)	(1.88)	0.01	19.81	48.67		21,640	2.69		(1.74)	30

Royce Select Fund II(b)
2007	$12.01	$(0.02)	$(0.64)	$(0.66)	$–	$(0.69)	$(0.69)	$–	$10.66	(5.53)%		$2,416	1.01%		(0.15)%	393%
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76		1,768	2.99		(1.70)	443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10	*	819	1.12	*	(0.64)*	239

Royce Global Select Fund(b)
2007	$13.43	$(0.24)	$2.68	$2.44	$(0.35)	$(0.51)	$(0.86)	$–	$15.01	18.16%		$5,786	2.40%		(0.56)%	75%
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40		1,599	2.40		(0.57)	50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70	*	547	2.45	*	(1.84) *	22

Royce SMid-Cap Select Fund(c)
2007	$10.00	$0.00	$0.06	$0.06	$(0.02)	$–	$(0.02)	$–	$10.04	0.56	%*	$1,319	0.48	%*	0.11%*	47%
(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
(c)	The Fund commenced operations on September 28, 2007.
*	Not annualized.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Annual Report to Shareholders | 29

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, and Royce SMid-Cap Select Fund (the “Fund” or “Funds”), are four series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Effective February 15, 2008, Royce Mid-Cap Select Fund became Royce SMid-Cap Select Fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) and at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by a Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:

The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions
and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds generally incur only performance fees and dividends on securities sold short as expenses. See the “Investment Adviser” section of these notes.
Distributions and Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Short Sales:

The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker- dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Line of Credit:

The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating

30 | The Royce Funds 2007 Annual Report to Shareholders

Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2007.

Recent Accounting Pronouncements:

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the amounts reported in the Funds’ financial statements, however, additional disclosures will be required in subsequent reports.

Capital Share Transactions (in shares):

			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Royce Select Fund I	36,604	24,008	164,275	160,892	(155,359)	(286,737)	45,520	(101,837)
Royce Select Fund II	71,643	61,313	13,400	9,360	(5,605)	–	79,438	70,673
Royce Global Select Fund	289,692	90,809	20,881	5,053	(44,330)	(23,247)	266,243	72,615
Royce SMid-Cap Select Fund	131,199		212		–		131,411

As of December 31, 2007, affiliates and portfolio managers owned 13.8%, 48.9%, 24.7% and 45.8% of the outstanding shares of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, respectively.

Investment Adviser:

Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest and extraordinary expenses, will be paid by Royce. For the period ended December 31, 2007, the Funds accrued the following performance fees:

Royce Select Fund I	$ 471,713
Royce Select Fund II	17,163
Royce Global Select Fund	95,871
Royce SMid-Cap Select Fund	3,338

Purchases and Sales of Investment Securities:
For the period ended December 31, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales

Royce Select Fund I	$11,812,468	$15,646,611	$3,303,862	$2,710,540
Royce Select Fund II	6,524,983	5,661,807	2,053,685	2,124,082
Royce Global Select Fund	5,465,176	2,330,935	–	–
Royce SMid-Cap Select Fund	1,118,280	208,873	83,253	82,430

The Royce Funds 2007 Annual Report to Shareholders | 31

Notes to Financial Statements (continued)

Tax Information:
     At December 31, 2007, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Royce Select Fund I	$18,917,432	$4,133,826	$4,732,832	$599,006
Royce Select Fund II	2,581,131	(155,952)	121,063	277,015
Royce Global Select Fund	5,546,311	267,206	423,889	156,683
Royce SMid-Cap Select Fund	1,317,402	14,330	34,839	20,509

The primary differences between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the periods ended December 31, 2007 and 2006 were characterized as follows for tax purposes:

			Long-Term
	Ordinary Income		Capital Gains		Return of Capital

	2007	2006	2007	2006	2007	2006

Royce Select Fund I	$188,734	$578,570	$3,014,273	$2,722,694	–	–
Royce Select Fund II	83,294	110,090	59,353	2,135	$4,034	–
Royce Global Select Fund	257,819	59,847	59,992	8,626	–	–
Royce SMid-Cap Select Fund	2,125		–		–

The tax basis components of distributable earnings at December 31, 2007 were as follows:

		Undistributed	Net Unrealized	Total	Post-October
	Undistributed	Long-Term	Appreciation	Distributable	Loss
	Ordinary Income	Capital Gains	(Depreciation)*	Earnings	Deferrals**

Royce Select Fund I	$502,796	$436,087	$4,167,785	$5,106,668	$ –
Royce Select Fund II	–	–	(161,929)	(161,929)	24,292
Royce Global Select Fund	36,621	17,791	152,836	207,248	114,909
Royce SMid-Cap Select Fund	2,656	84	14,330	17,070	–

*	Includes tax timing differences due to adjustments for tax including post-October loss deferrals and publicly traded partnerships and other distributions from investments.

**	Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2007, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, short sales, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Royce Select Fund I	$92,848	$(92,848)	$–
Royce Select Fund II	1,867	2,167	(4,034)
Royce Global Select Fund	(1,582)	1,600	(18)
Royce SMid-Cap Select Fund	1,077	(1,077)	–

32 | The Royce Funds 2007 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of

Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund (constituting The Royce Fund, hereafter referred to as the “Trust”) at December 31, 2007, the changes in each of their net assets, the results of each of their operations and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2008

The Royce Funds 2007 Annual Report to Shareholders | 33

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2007 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	7/1/07	12/31/07	Period(1)	Ratio(1,2)	7/1/07	12/31/07	Period(3)	Ratio(4)

Royce Select Fund I	$1,000.00	$1,009.39	$6.33	0.74%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	907.43	6.01	0.33%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Fund	1,000.00	996.20	6.29	0.61%	1,000.00	1,018.91	6.36	0.63%
Royce SMid-Cap Select Fund	1,000.00	1,005.62	6.32	0.48%	1,000.00	1,018.91	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short.

Federal Tax Information:

In January 2008, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2007.

2007 Supplemental Tax Information

				Long-Term Capital
		% U.S. Govt	% Income Qualifying	Gain Distribution or
FUND	% QDI	Income	for DRD	Maximum Allowable (000’s)

Royce Select Fund I	33.22%	N/A	94.85%	3,014
Royce Select Fund II	5.01%	N/A	5.15%	59
Royce Global Select Fund	10.93%	N/A	6.14%	60
Royce SMid-Cap Select Fund	11.77%	N/A	12.36%	–

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

34 | The Royce Funds 2007 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414, Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 53 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee
Age: 76 | Number of Funds Overseen: 27 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 69 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 73 | Number of Funds Overseen: 27 | Tenure: Since 1996
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L.Meister, Trustee
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 62 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 56 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 48 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2007 Annual Report to Shareholders | 35

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Fund’s invest primarily in limited number of stocks which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these stocks would cause the Fund’s overall value to decline to a greater degree. The Fund’s invest in mid-, small- and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the respective prospectus).

Royce SMid-Cap Select (up to 25%) and Royce Global Select Fund may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

36 | The Royce Funds 2007 Annual Report to Shareholders

Postscript: Survival of the Fittest? It’s Not All Relative.

At the heart of every reality show—certainly every successful one—lies a competition. Often, the contest pits people against each other in a situation in which no contestant has any expertise, sometimes partnering them, as on Dancing With The Stars, with someone who does. On Survivor, of course, the formula relies on something like a slightly stage-managed version of Lord of the Flies re-written for a grown-up, though not necessarily mature, cast of characters. The Apprentice has featured earnest young business professionals—and more recently celebrities—competing to impress Donald Trump and in the process learn lessons about The American Way of Doing Business that apparently only Mr. Trump can impart.

over a time period no longer than a season’s worth of 22 first-run episodes. ’Victorious’ portfolio managers are often themselves treated as quasi-celebrities in fawning magazine or television profiles.
     We’re not immune to the temptations of seeing similarities to our work and the typical reality show. If anything, plunging stock prices have encouraged even more in-house comparisons to what we do and what goes on during a season of Survivor. As patient value investors who believe that we do some of our best work when stock prices are falling, we like that program’s emphasis on making it through adversity. There’s also less glitz and self-congratulation, which we also enjoy.

     Regardless of the format, winning at any cost remains the goal, preferably with a generous dose of backstabbing, betrayal and tears along the path to victory. Having very good-looking participants doesn’t hurt, either, making it somewhat obvious that for many reality TV stars, the real goal is celebrity. A well-received stint on a reality series can mean the beginning (or the resumption) of a career devoted to endeavors that traffic in the more explicitly fictional fare of movies and traditional TV. (And if American Idol has taught us anything, it’s that being eliminated from the contest is no bar to future success. Even if one falls well short of the requisite 15-minute allotment, being famous is often one well-publicized, wildly off-key performance away.)

     Yet even in Survivor, there are plenty of elements that do not really fit with our work. For example, we have often made use of “time arbitrage,” in which we look for situations where a company’s declining stock price has been decoupled from its intrinsic value. This is important for us because we seek absolute value in the stocks that we buy, as well as in the performance that we hope to produce. There is no contest for us in these searches. In other words, we are not looking at companies that look good compared to their peers, or that possess financial characteristics that are bigger/better/faster etc. than others in a similar business. Potential portfolio selections must survive on their own merits.

     Of course, there’s nothing new about people willing to publicly embarrass themselves for fun and profit of one sort or another. That element is not what we find interesting in the ongoing popularity of reality TV. What’s intriguing to us is how readily mutual fund management lends itself to reality-TV analogies.

Our goal is strong absolute performance over full market cycles and other long-term periods. ’Winning’ the performance ‘battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.

     The same ethos governs our performance standards. We certainly have no qualms about any of The Royce Funds outperforming either their respective benchmark index or their similarly managed peers. However, our goal is strong absolute performance over full market cycles and other long-term periods. ’Winning’ the

     Mutual fund performance is often discussed in a similar, short-term, winner-take-all context. The emphasis in many accounts of successful portfolio performance—whether a fund’s own or in the media—sits squarely on the idea of winners and losers, occasionally performance ‘battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.
     Still, we’re all really excited about the return of American Gladiators.

This page is not part of the 2007 Annual Report to Shareholders

Wealth Of Experience
With approximately $30 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and seven traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $123 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Prospectus Inquiries	and Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Shareholder Services	Broker/Dealer Services
(800) 841-1180	For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)
Automated Telephone Services
(800) 78-ROYCE (787-6923)

www.roycefunds.com

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The RoyceFunds
RSF-REP-1207

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2007 - $305,620
Year ended December 31, 2006 - $274,580

(b)	Audit-Related Fees:
Year ended December 31, 2007 - $0
Year ended December 31, 2006 - $0

(c)	Tax Fees:
Year ended December 31, 2007 - $111,662 – Preparation of tax returns and excise tax review
Year ended December 31, 2006 - $87,880 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2007 - $33,157 – State tax research
Year ended December 31, 2006 - $0

(e)(1)       Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2007 - $144,819
Year ended December 31, 2006 - $87,880

(h)	No such services were rendered during 2007 or 2006.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.
(a)(1)   The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)   Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as
required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company
Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 3, 2008		Date: March 3, 2008